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                                                                    EXHIBIT 10.4

CITISTREET ASSOCIATES LLC
                           DEFINED CONTRIBUTION PLAN

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                                                       DEFINED CONTRIBUTION PLAN

                                TABLE OF CONTENTS

                                    ARTICLE I
                                   DEFINITIONS

                                   ARTICLE II
                                 ADMINISTRATION

2.1            POWERS AND RESPONSIBILITIES OF THE EMPLOYER ...........    12
2.2            DESIGNATION OF ADMINISTRATIVE AUTHORITY ...............    13
2.3            ALLOCATION AND DELEGATION OF RESPONSIBILITIES .........    13
2.4            POWERS AND DUTIES OF THE ADMINISTRATOR ................    13
2.5            RECORDS AND REPORTS ...................................    14
2.6            APPOINTMENT OF ADVISERS ...............................    14
2.7            INFORMATION FROM EMPLOYER .............................    14
2.8            PAYMENT OF EXPENSES ...................................    14
2.9            MAJORITY ACTIONS ......................................    15
2.10           CLAIMS PROCEDURE ......................................    15
2.11           CLAIMS REVIEW PROCEDURE ...............................    15

                                   ARTICLE III
                                   ELIGIBILITY

3.1            CONDITIONS OF ELIGIBILITY .............................    15
3.2            EFFECTIVE DATE OF PARTICIPATION .......................    15
3.3            DETERMINATION OF ELIGIBILITY ..........................    16
3.4            TERMINATION OF ELIGIBILITY ............................    16
3.5            REHIRED EMPLOYEES AND BREAKS IN SERVICE ...............    16
3.6            ELECTION NOT TO PARTICIPATE ...........................    17
3.7            CONTROL OF ENTITIES BY OWNER-EMPLOYEE .................    17

                                   ARTICLE IV
                           CONTRIBUTION AND ALLOCATION

4.1            FORMULA FOR DETERMINING EMPLOYER'S CONTRIBUTION .......    17
4.2            TIME OF PAYMENT OF EMPLOYER'S CONTRIBUTION ............    17
4.3            ALLOCATION OF CONTRIBUTION, FORFEITURES AND EARNINGS ..    17
4.4            MAXIMUM ANNUAL ADDITIONS ..............................    22
4.5            ADJUSTMENT FOR EXCESSIVE ANNUAL ADDITIONS .............    25
4.6            ROLLOVERS .............................................    26
4.7            PLAN TO PLAN TRANSFERS FROM QUALIFIED PLANS ...........    27
4.8            VOLUNTARY EMPLOYEE CONTRIBUTIONS ......................    27
4.9            QUALIFIED VOLUNTARY EMPLOYEE CONTRIBUTIONS ............    28
4.10           DIRECTED INVESTMENT ACCOUNT ...........................    28
4.11           INTEGRATION IN MORE THAN ONE PLAN .....................    30
4.12           QUALIFIED MILITARY SERVICE ............................    30

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                                                       DEFINED CONTRIBUTION PLAN

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                                    ARTICLE V
                                   VALUATIONS

5.1            VALUATION OF THE TRUST FUND ...........................    30
5.2            METHOD OF VALUATION ...................................    30

                                   ARTICLE VI
                   DETERMINATION AND DISTRIBUTION OF BENEFITS

6.1            DETERMINATION OF BENEFITS UPON RETIREMENT .............    30
6.2            DETERMINATION OF BENEFITS UPON DEATH ..................    30
6.3            DETERMINATION OF BENEFITS IN EVENT OF DISABILITY ......    31
6.4            DETERMINATION OF BENEFITS UPON TERMINATION ............    32
6.5            DISTRIBUTION OF BENEFITS ..............................    33
6.6            DISTRIBUTION OF BENEFITS UPON DEATH ...................    37
6.7            TIME OF DISTRIBUTION ..................................    40
6.8            DISTRIBUTION FOR MINOR OR INCOMPETENT BENEFICIARY .....    40
6.9            LOCATION OF PARTICIPANT OR BENEFICIARY UNKNOWN ........    40
6.10           IN-SERVICE DISTRIBUTION ...............................    40
6.11           ADVANCE DISTRIBUTION FOR HARDSHIP .....................    41
6.12           SPECIAL RULE FOR CERTAIN PROFIT SHARING PLANS .........    41
6.13           QUALIFIED DOMESTIC RELATIONS ORDER DISTRIBUTION .......    42
6.14           DIRECT ROLLOVERS ......................................    42
6.15           TRANSFER OF ASSETS FROM A MONEY PURCHASE PLAN .........    42
6.16           ELECTIVE TRANSFERS OF BENEFITS TO OTHER PLANS .........    43

                                   ARTICLE VII
                              INVESTMENT PROVISIONS

7.1            TRUST PROVISIONS ......................................    44
7.2            INTENTIONALLY LEFT BLANK ..............................    44
7.3            INTENTIONALLY LEFT BLANK ..............................    44
7.4            INTENTIONALLY LEFT BLANK ..............................    44
7.5            LIFE INSURANCE ........................................    44
7.6            LOANS TO PARTICIPANTS .................................    44
7.7            INTENTIONALLY LEFT BLANK ..............................    46
7.8            INTENTIONALLY LEFT BLANK ..............................    46
7.9            INTENTIONALLY LEFT BLANK ..............................    46
7.10           INTENTIONALLY LEFT BLANK ..............................    46
7.11           INTENTIONALLY LEFT BLANK ..............................    46
7.12           INTENTIONALLY LEFT BLANK ..............................    46
7.13           INTENTIONALLY LEFT BLANK ..............................    46
7.14           INTENTIONALLY LEFT BLANK ..............................    46

                                  ARTICLE VIII
                       AMENDMENT, TERMINATION AND MERGERS

8.1            AMENDMENT .............................................    46

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                                                       DEFINED CONTRIBUTION PLAN

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8.2            TERMINATION ...........................................    47
8.3            MERGER, CONSOLIDATION OR TRANSFER OF ASSETS ...........    47

                                   ARTICLE IX
                              TOP HEAVY PROVISIONS

9.1            TOP HEAVY PLAN REQUIREMENTS ...........................    47
9.2            DETERMINATION OF TOP HEAVY STATUS .....................    47

                                    ARTICLE X
                                  MISCELLANEOUS

10.1           EMPLOYER ADOPTIONS ....................................    49
10.2           PARTICIPANT'S RIGHTS ..................................    49
10.3           ALIENATION ............................................    49
10.4           CONSTRUCTION OF PLAN ..................................    49
10.5           GENDER AND NUMBER .....................................    49
10.6           LEGAL ACTION ..........................................    50
10.7           PROHIBITION AGAINST DIVERSION OF FUNDS ................    50
10.8           EMPLOYER'S AND TRUSTEE'S PROTECTIVE CLAUSE ............    50
10.9           INSURER'S PROTECTIVE CLAUSE ...........................    50
10.10          RECEIPT AND RELEASE FOR PAYMENTS ......................    50
10.11          ACTION BY THE EMPLOYER ................................    50
10.12          NAMED FIDUCIARIES AND ALLOCATION OF RESPONSIBILITY ....    50
10.13          HEADINGS ..............................................    51
10.14          APPROVAL BY INTERNAL REVENUE SERVICE ..................    51
10.15          UNIFORMITY ............................................    51
10.16          PAYMENT OF BENEFITS ...................................    51

                                   ARTICLE XI
                             PARTICIPATING EMPLOYERS

11.1           ELECTION TO BECOME A PARTICIPATING EMPLOYER ...........    51
11.2           REQUIREMENTS OF PARTICIPATING EMPLOYERS ...............    51
11.3           DESIGNATION OF AGENT ..................................    52
11.4           EMPLOYEE TRANSFERS ....................................    52
11.5           PARTICIPATING EMPLOYER'S CONTRIBUTION AND FORFEITURES .    52
11.6           AMENDMENT .............................................    52
11.7           DISCONTINUANCE OF PARTICIPATION .......................    52
11.8           ADMINISTRATOR'S AUTHORITY .............................    52
11.9           PARTICIPATING EMPLOYER CONTRIBUTION FOR AFFILIATE .....    52

                                   ARTICLE XII
                           CASH OR DEFERRED PROVISIONS

12.1           FORMULA FOR DETERMINING EMPLOYER'S CONTRIBUTION .......    53
12.2           PARTICIPANT'S SALARY REDUCTION ELECTION ...............    53
12.3           ALLOCATION OF CONTRIBUTION, FORFEITURES AND EARNINGS ..    55

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                                                       DEFINED CONTRIBUTION PLAN

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12.4           ACTUAL DEFERRAL PERCENTAGE TESTS ......................    57
12.5           ADJUSTMENT TO ACTUAL DEFERRAL PERCENTAGE TESTS ........    58
12.6           ACTUAL CONTRIBUTION PERCENTAGE TESTS ..................    61
12.7           ADJUSTMENT TO ACTUAL CONTRIBUTION PERCENTAGE TESTS ....    63
12.8           SAFE HARBOR PROVISIONS ................................    65
12.9           ADVANCE DISTRIBUTION FOR HARDSHIP .....................    67

                                  ARTICLE XIII
                            SIMPLE 401(K) PROVISIONS

13.1           SIMPLE 401(k) PROVISIONS ..............................    68
13.2           DEFINITIONS ...........................................    68
13.3           CONTRIBUTIONS .........................................    69
13.4           ELECTION AND NOTICE REQUIREMENTS ......................    69
13.5           VESTING REQUIREMENTS ..................................    69
13.6           TOP-HEAVY RULES .......................................    70
13.7           NONDISCRIMINATION TESTS ...............................    70

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                                                       DEFINED CONTRIBUTION PLAN

ARTICLE I

                                  DEFINITIONS

         As used in this Plan, the following words and phrases shall have the meanings set forth herein unless a different meaning is clearly required by the context:

         1.1 "ACP" means the "Actual Contribution Percentage" determined pursuant to Section 12.6(e).

         1.2 "ACT" means the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

         1.3 "ADP" means the "Actual Deferral Percentage" determined pursuant to Section 12.4(e).

         1.4 "ADMINISTRATOR" means the Employer unless another person or entity has been designated by the Employer pursuant to Section 2.2 to administer the Plan on behalf of the Employer.

         1.5 "ADOPTION AGREEMENT" means the separate agreement which is executed by the Employer and sets forth the elective provisions of this Plan and Trust as specified by the Employer.

         1.6 "AFFILIATED EMPLOYER" means any corporation which is a member of a controlled group of corporations (as defined in Code Section 414(b)) which includes the Employer; any trade or business (whether or not incorporated) which is under common control (as defined in Code Section 414(c)) with the Employer; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Code Section 414(m)) which includes the Employer; and any other entity required to be aggregated with the Employer pursuant to Regulations under Code Section 414(o).

         1.7      "ANNIVERSARY DATE" means the last day of the Plan Year.

         1.8 "ANNUITY STARTING DATE" means, with respect to any Participant, the first day of the first period for which an amount is paid as an annuity, or, in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitles the Participant to such benefit.

         1.9 "BENEFICIARY" means the person (or entity) to whom all or a portion of a deceased Participant's interest in the Plan is payable, subject to the restrictions of Sections 6.2 and 6.6.

         1.10     "CODE" means the Internal Revenue Code of 1986, as amended.

         1.11 "COMPENSATION" with respect to any Participant means one of the following as elected in the Adoption Agreement:

                  (a) Information required to be reported under Code Sections 6041, 6051 and 6052 (Wages, tips and other compensation as reported on Form W-2). Compensation means wages, within the meaning of Code Section 3401(a), and all other payments of compensation to an Employee by the Employer (in the course of the Employer's trade or business) for which the Employer is required to furnish the Employee a written statement under Code Sections 6041(d), 6051(a)(3) and 6052. Compensation must be determined without regard to any rules under Code
         Section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code Section 3401(a)(2)).

                  (b) Code Section 3401(a) Wages. Compensation means an Employee's wages within the meaning of Code Section 3401(a) for the purposes of income tax withholding at the source but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code Section 3401(a)(2)).

                  (c) 415 Safe-Harbor Compensation. Compensation means wages, salaries, and fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer maintaining the Plan to the extent that the amounts are includible in gross income (including, but not limited to, commissions paid salespersons, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements, or other expense allowances under a nonaccountable plan (as described in Regulation 1.62-2(c))), and excluding the following:

                  (1) Employer contributions to a plan of deferred compensation which are not includible in the Employee's gross income for the taxable year in which contributed, or Employer contributions under a simplified employee pension plan to the extent such contributions are excludable from the Employee's gross income, or any distributions from a plan of deferred compensation;

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                                                       DEFINED CONTRIBUTION PLAN

                  (2) Amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                  (3) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

                  (4) Other amounts which receive special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Code Section 403(b) (whether or not the contributions are actually excludable from the gross income of the Employee).

                           However, Compensation for any Self-Employed
         Individual shall be equal to Earned Income. Compensation shall include only that Compensation which is actually paid to the Participant during the determination period. Except as otherwise provided in this Plan, the determination period shall be the period elected by the Employer in the Adoption Agreement. If the Employer makes no election, the determination period shall be the Plan Year.

                           Notwithstanding the above, if elected in the Adoption Agreement, Compensation shall include all of the following types of elective contributions and all of the following types of deferred compensation:

                  (a) Elective contributions that are made by the Employer on behalf of a Participant that are not includible in gross income under Code Sections 125, 402(e)(3), 402(h)(1)(B), 403(b), and for Plan Years beginning on or after January 1, 2001 (or as of a date, no earlier than January 1, 1998, as specified in an addendum to the Adoption Agreement), 132(f)(4);

                  (b) Compensation deferred under an eligible deferred compensation plan within the meaning of Code Section 457(b); and

                  (c) Employee contributions (under governmental plans) described in Code Section 414(h)(2) that are picked up by the employing unit and thus are treated as Employer contributions.

                  For Plan Years beginning on or after January 1, 1989, and before January 1, 1994, the annual Compensation of each Participant taken into account for determining all benefits provided under the Plan for any Plan Year shall not exceed $200,000. This limitation shall be adjusted by the Secretary at the same time and in the same manner as under Code Section 415(d), except that the dollar increase in effect on January 1 of any calendar year is effective for Plan Years beginning in such calendar year and the first adjustment to the $200,000 limitation is effective on January 1, 1990.

                  For Plan Years beginning on or after January 1, 1994, Compensation in excess of $150,000 (or such other amount provided in the Code) shall be disregarded for all purposes other than for purposes of salary deferral elections. Such amount shall be adjusted by the Commissioner for increases in the cost-of-living in accordance with Code Section 401(a)(17)(B). The cost-of-living adjustment in effect for a calendar year applies to any determination period beginning in such calendar year. If a determination period consists of fewer than twelve (12) months, the $150,000 annual Compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is twelve (12).

                  If Compensation for any prior determination period is taken into account in determining a Participant's allocations for the current Plan Year, the Compensation for such prior determination period is subject to the applicable annual Compensation limit in effect for that prior period. For this purpose, in determining allocations in Plan Years beginning on or after January 1, 1989, the annual compensation limit in effect for determination periods beginning before that date is $200,000. In addition, in determining allocations in Plan Years beginning on or after January 1, 1994, the annual Compensation limit in effect for determination periods beginning before that date is $150,000.

                  Notwithstanding the foregoing, except as otherwise elected in a non-standardized Adoption Agreement, the family member aggregation rules of Code Sections 401(a)(17) and 414(q)(6) as in effect prior to the enactment of the Small Business Job Protection Act of 1996 shall not apply to this Plan effective with respect to Plan Years beginning after December 31, 1996.

                  If, in the Adoption Agreement, the Employer elects to exclude a class of Employees from the Plan, then Compensation for any Employee who becomes eligible or ceases to be eligible to participate during a determination period shall only include Compensation while the Employee is an Eligible Employee.

                  If, in connection with the adoption of any amendment, the definition of Compensation has been modified, then, except as otherwise provided herein, for Plan Years prior to the Plan Year which includes the adoption date of such amendment, Compensation means compensation determined pursuant to the terms of the Plan then in effect.

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                                                       DEFINED CONTRIBUTION PLAN

         1.12 "CONTRACT" OR "POLICY" means any life insurance policy, retirement income policy, or annuity contract (group or individual) issued by the Insurer. In the event of any conflict between the terms of this Plan and the terms of any contract purchased hereunder, the Plan provisions shall control.

         1.13 "DESIGNATED INVESTMENT ALTERNATIVE" means a specific investment identified by name by the Employer (or such other Fiduciary who has been given the authority to select investment options) as an available investment under the Plan to which Plan assets may be invested by the Trustee pursuant to the investment direction of a Participant.

         1.14 "DIRECTED INVESTMENT OPTION" means a Designated Investment Alternative and any other investment permitted by the Plan and the Participant Direction Procedures to which Plan assets may be invested pursuant to the investment direction of a Participant.

         1.15 "EARLY RETIREMENT DATE" means the date specified in the Adoption Agreement on which a Participant or Former Participant has satisfied the requirements specified in the Adoption Agreement (Early Retirement Age). If elected in the Adoption Agreement, a Participant shall become fully Vested upon satisfying such requirements if the Participant is still employed at the Early Retirement Age.

                  A Former Participant who separates from service after satisfying any service requirement but before satisfying the age requirement for Early Retirement Age and who thereafter reaches the age requirement contained herein shall be entitled to receive benefits under this Plan (other than any accelerated vesting and allocations of Employer Contributions) as though the requirements for Early Retirement Age had been satisfied.

         1.16 "EARNED INCOME" means the net earnings from self-employment in the trade or business with respect to which the Plan is established, for which the personal services of the individual are a material income-producing factor. Net earnings will be determined without regard to items not included in gross income and the deductions allocable to such items. Net earnings are reduced by contributions made by the Employer to a qualified plan to the extent deductible under Code Section 404. In addition, net earnings shall be determined with regard to the deduction allowed to the taxpayer by Code Section 164(f), for taxable years beginning after December 31, 1989.

         1.17 "ELECTIVE DEFERRALS" means the Employer's contributions to the Plan that are made pursuant to a Participant's deferral election pursuant to
Section 12.2, excluding any such amounts distributed as "excess annual additions" pursuant to Section 4.5. Elective Deferrals shall be subject to the requirements of Sections 12.2(b) and 12.2(c) and shall, except as otherwise provided herein, be required to satisfy the nondiscrimination requirements of Regulation 1.401(k)-1(b)(2), the provisions of which are specifically incorporated herein by reference.

         1.18 "ELIGIBLE EMPLOYEE" means any Eligible Employee as elected in the Adoption Agreement and as provided herein. With respect to a non-standardized Adoption Agreement, an individual shall not be an "Eligible Employee" if such individual is not reported on the payroll records of the Employer as a common law employee. In particular, it is expressly intended that individuals not treated as common law employees by the Employer on its payroll records are not "Eligible Employees" and are excluded from Plan participation even if a court or administrative agency determines that such individuals are common law employees and not independent contractors. Furthermore, with respect to a non-standardized Adoption Agreement, Employees of an Affiliated Employer will not be treated as "Eligible Employees" prior to the date the Affiliated Employer adopts the Plan as a Participating Employer.

                  Except as otherwise provided in this paragraph, if the Employer does not elect in the Adoption Agreement to include Employees who became Employees as the result of a "Code Section 410(b)(6)(C) transaction," then such Employees will only be "Eligible Employees" after the expiration of the transition period beginning on the date of the transaction and ending on the last day of the first Plan Year beginning after the date of the transaction. A "Code Section 410(b)(6)(C) transaction" is an asset or stock acquisition, merger, or similar transaction involving a change in the Employer of the Employees of a trade or business that is subject to the special rules set forth in Code Section 410(b)(6)(C). However, regardless of any election made in the Adoption Agreement, if a separate entity becomes an Affiliate Employer as the result of a "Code Section 410(b)(6)(C) transaction," then Employees of such separate entity will not be treated as "Eligible Employees" prior to the date the entity adopts the Plan as a Participating Employer or, with respect to a standardized Adoption Agreement, if earlier, the expiration of the transition period set forth above.

                  If, in the Adoption Agreement, the Employer elects to exclude union employees, then Employees whose employment is governed by a collective bargaining agreement between the Employer and "employee representatives" under which retirement benefits were the subject of good faith bargaining and if two percent (2%) or less of the Employees covered pursuant to that agreement are professionals as defined in Regulation 1.410(b)-9, shall not be eligible to participate in this Plan. For this purpose, the term "employee representatives" does not include any organization more than half of whose members are employees who are owners, officers, or executives of the Employer.

                  If, in the Adoption Agreement, the Employer elects to exclude non-resident aliens, then Employees who are non-resident aliens (within the meaning of Code Section 7701(b)(1)(B)) who received no earned income (within the meaning of

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                                                       DEFINED CONTRIBUTION PLAN

Code Section 911(d)(2)) from the Employer which constitutes income from sources within the United States (within the meaning of Code Section 861(a)(3)) shall not be eligible to participate in this Plan.

         1.19 "EMPLOYEE" means any person who is employed by the Employer. The term "Employee" shall also include any person who is an employee of an Affiliated Employer and any Leased Employee deemed to be an Employee as provided in Code Section 414(n) or (o).

         1.20 "EMPLOYER" means the entity specified in the Adoption Agreement, any successor which shall maintain this Plan and any predecessor which has maintained this Plan. In addition, unless the context means otherwise, the term "Employer" shall include any Participating Employer (as defined in Section 11.1) which shall adopt this Plan.

         1.21 "EXCESS AGGREGATE CONTRIBUTIONS" means, with respect to any Plan Year, the excess of:

                  (a) The aggregate "Contribution Percentage Amounts" (as defined in Section 12.6) actually made on behalf of Highly Compensated Participants for such Plan Year and taken into account in computing the numerator of the ACP, over

                  (b) The maximum "Contribution Percentage Amounts" permitted by the ACP test in Section 12.6 (determined by reducing contributions made on behalf of Highly Compensated Participants in order of their "Contribution Percentages" beginning with the highest of such percentages).

                  Such determination shall be made after first taking into account corrections of any Excess Deferrals pursuant to Section 12.2 and then taking into account adjustments of any Excess Contributions pursuant to Section 12.5.

         1.22 "EXCESS COMPENSATION" means, with respect to a Plan that is integrated with Social Security (permitted disparity), a Participant's Compensation which is in excess of the integration level elected in the Adoption Agreement.

                  However, if Compensation is based on less than a twelve (12) month determination period, Excess Compensation shall be determined by reducing the integration level by a fraction, the numerator of which is the number of full months in the short period and the denominator of which is twelve (12).

         1.23 "EXCESS CONTRIBUTIONS" means, with respect to any Plan Year, the excess of:

                  (a) The aggregate amount of Employer contributions actually made on behalf of Highly Compensated Participants for such Plan Year and taken into account in computing the numerator of the ADP, over

                  (b) The maximum amount of such contributions permitted by the ADP test in Section 12.4 (determined by hypothetically reducing contributions made on behalf of Highly Compensated Participants in order of the actual deferral ratios, beginning with the highest of such ratios).

                  In determining the amount of Excess Contributions to be distributed and/or recharacterized with respect to an affected Highly Compensated Participant as determined herein, such amount shall be reduced by any Excess Deferrals previously distributed to such affected Highly Compensated Participant for the Participant's taxable year ending with or within such Plan Year.

         1.24 "EXCESS DEFERRALS" means, with respect to any taxable year of a Participant, those elective deferrals (within the meaning of Code Section 402(g)) that are includible in the Participant's gross income under Code Section 402(g) to the extent such Participant's elective deferrals for the taxable year exceed the dollar limitation under such Code Section. Excess Deferrals shall be treated as an "Annual Addition" pursuant to Section 4.4 when contributed to the Plan unless distributed to the affected Participant not later than the first April 15th following the close of the Participant's taxable year in which the Excess Deferral was made. Additionally, for purposes of Sections 4.3(f) and 9.2, Excess Deferrals shall continue to be treated as Employer contributions even if distributed pursuant to Section 12.2(e). However, Excess Deferrals of Non-Highly Compensated Participants are not taken into account for purposes of Section 12.4.

         1.25 "FIDUCIARY" means any person who (a) exercises any discretionary authority or discretionary control respecting management of the Plan or exercises any authority or control respecting management or disposition of its assets, (b) renders investment advice for a fee or other compensation, direct or indirect, with respect to any monies or other property of the Plan or has any authority or responsibility to do so, or (c) has any discretionary authority or discretionary responsibility in the administration of the Plan.

         1.26     "FISCAL YEAR" means the Employer's accounting year.

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                                                       DEFINED CONTRIBUTION PLAN

         1.27 "FORFEITURE" means, with respect to a Former Participant who has severed employment, that portion of the Participant's Account that is not Vested. Unless otherwise elected in the Adoption Agreement, Forfeitures occur pursuant to (a) below.

                  (a)      A Forfeiture will occur on the earlier of:

                  (1) The last day of the Plan Year in which a Former Participant who has severed employment with the Employer incurs five (5) consecutive 1-Year Breaks in Service, or

                  (2) The distribution of the entire Vested portion of the Participant's Account of a Former Participant who has severed employment with the Employer. For purposes of this provision, if the Former Participant has a Vested benefit of zero, then such Former Participant shall be deemed to have received a distribution of such Vested benefit as of the year in which the severance of employment occurs.

                  (b) If elected in the Adoption Agreement, a Forfeiture will occur as of the last day of the Plan Year in which the Former Participant incurs five (5) 1-Year Breaks in Service.

                  Regardless of the preceding provisions, if a Former Participant is eligible to share in the allocation of Employer contributions or Forfeitures in the year in which the Forfeiture would otherwise occur, then the Forfeiture will not occur until the end of the first Plan Year for which the Former Participant is not eligible to share in the allocation of Employer contributions or Forfeitures. Furthermore, the term "Forfeiture" shall also include amounts deemed to be Forfeitures pursuant to any other provision of this Plan.

         1.28 "FORMER PARTICIPANT" means a person who has been a Participant, but who has ceased to be a Participant for any reason.

         1.29 "414(s) COMPENSATION" means any definition of compensation that satisfies the nondiscrimination requirements of Code Section 414(s) and the Regulations thereunder. The period for determining 414(s) Compensation must be either the Plan Year or the calendar year ending with or within the Plan Year. An Employer may further limit the period taken into account to that part of the Plan Year or calendar year in which an Employee was a Participant in the component of the Plan being tested. The period used to determine 414(s) Compensation must be applied uniformly to all Participants for the Plan Year.

         1.30 "415 COMPENSATION" means, with respect to any Participant, such Participant's (a) Wages, tips and other compensation on Form W-2, (b)
Section 3401(a) wages or (c) 415 safe-harbor compensation as elected in the Adoption Agreement for purposes of Compensation. 415 Compensation shall be based on the full Limitation Year regardless of when participation in the Plan commences. Furthermore, regardless of any election made in the Adoption Agreement, with respect to Limitation Years beginning after December 31, 1997, 415 Compensation shall include any elective deferral (as defined in Code Section 402(g)(3)) and any amount which is contributed or deferred by the Employer at the election of the Participant and which is not includible in the gross income of the Participant by reason of Code Section 125, 457, and, for Limitation Years beginning on or after January 1, 2001 (or as of a date, no earlier than January 1, 1998, as specified in an addendum to the Adoption Agreement), 132(f)(4). For Limitation Years beginning prior to January 1, 1998, 415 Compensation shall exclude such amounts.

                  Except as otherwise provided herein, if, in connection with the adoption of any amendment, the definition of 415 Compensation has been modified, then for Plan Years prior to the Plan Year which includes the adoption date of such amendment, 415 Compensation means compensation determined pursuant to the terms of the Plan then in effect.

         1.31 "HIGHLY COMPENSATED EMPLOYEE" means, effective for Plan Years beginning after December 31, 1996, an Employee described in Code Section 414(q) and the Regulations thereunder, and generally means any Employee who:

                  (a) was a "five percent (5%) owner" as defined in Section 1.37(c) at any time during the "determination year" or the "look-back year"; or

                  (b) for the "look-back year" had 415 Compensation from the Employer in excess of $80,000 and, if elected in the Adoption Agreement, was in the Top-Paid Group for the "look-back year." The $80,000 amount is adjusted at the same time and in the same manner as under Code Section 415(d), except that the base period is the calendar quarter ending September 30, 1996.

                  The "determination year" means the Plan Year for which testing is being performed and the "look-back year" means the immediately preceding twelve (12) month period. However, if the calendar year data election is made in the Adoption Agreement, for purposes of (b) above, the "look-back year" shall be the calendar year beginning within the twelve (12) month period immediately preceding the "determination year." Notwithstanding the preceding sentence, if the calendar year data election is effective with respect to a Plan Year beginning in 1997, then for such Plan Year the "look-back year" shall be the calendar year ending with or within the Plan Year for which testing is being performed, and the "determination year" shall be the period of time, if any, which extends beyond the "look-back year" and ends on the last day of the Plan Year for which testing is being performed.

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                                                       DEFINED CONTRIBUTION PLAN

                  A highly compensated former employee is based on the rules applicable to determining highly compensated employee status as in effect for that "determination year," in accordance with Regulation 1.414(q)-1T, A-4 and IRS Notice 97-45 (or any superseding guidance).

                  In determining whether an employee is a Highly Compensated Employee for a Plan Year beginning in 1997, the amendments to Code Section 414(q) stated above are treated as having been in effect for years beginning in 1996.

                  For purposes of this Section, for Plan Years beginning prior to January 1, 1998, the determination of 415 Compensation shall be made by including amounts that would otherwise be excluded from a Participant's gross income by reason of the application of Code Sections 125, 402(e)(3), 402(h)(1)(B) and, for Plan Years beginning on or after January 1, 2001 (or as of a date, no earlier than January 1, 1998, as specified in an addendum to the Adoption Agreement), 132(f)(4), and, in the case of Employer contributions made pursuant to a salary reduction agreement, Code Section 403(b).

                  In determining who is a Highly Compensated Employee, Employees who are non-resident aliens and who received no earned income (within the meaning of Code Section 911(d)) from the Employer constituting United States source income within the meaning of Code Section 861(a)(3) shall not be treated as Employees. Additionally, all Affiliated Employers shall be taken into account as a single employer and Leased Employees within the meaning of Code Sections 414(n)(2) and 414(o)(2) shall be considered Employees unless such Leased Employees are covered by a plan described in Code Section 414(n)(5) and are not covered in any qualified plan maintained by the Employer. The exclusion of Leased Employees for this purpose shall be applied on a uniform and consistent basis for all of the Employer's retirement plans.

         1.32 "HIGHLY COMPENSATED PARTICIPANT" means any Highly Compensated Employee who is eligible to participate in the component of the Plan being tested.

         1.33 "HOUR OF SERVICE" means (1) each hour for which an Employee is directly or indirectly compensated or entitled to compensation by the Employer for the performance of duties during the applicable computation period (these hours will be credited to the Employee for the computation period in which the duties are performed); (2) each hour for which an Employee is directly or indirectly compensated or entitled to compensation by the Employer (irrespective of whether the employment relationship has terminated) for reasons other than performance of duties (such as vacation, holidays, sickness, incapacity (including disability), jury duty, lay-off, military duty or leave of absence) during the applicable computation period (these hours will be calculated and credited pursuant to Department of Labor regulation 2530.200b-2 which is incorporated herein by reference); (3) each hour for which back pay is awarded or agreed to by the Employer without regard to mitigation of damages (these hours will be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made). The same Hours of Service shall not be credited both under (1) or (2), as the case may be, and under (3).

                  Notwithstanding (2) above, (i) no more than 501 Hours of Service are required to be credited to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single computation period); (ii) an hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed is not required to be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable workers' compensation, or unemployment compensation or disability insurance laws; and (iii) Hours of Service are not required to be credited for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee. Furthermore, for purposes of (2) above, a payment shall be deemed to be made by or due from the Employer regardless of whether such payment is made by or due from the Employer directly, or indirectly through, among others, a trust fund, or insurer, to which the Employer contributes or pays premiums and regardless of whether contributions made or due to the trust fund, insurer, or other entity are for the benefit of particular Employees or are on behalf of a group of Employees in the aggregate.

                  Hours of Service will be credited for employment with all Affiliated Employers and for any individual considered to be a Leased Employee pursuant to Code Section 414(n) or 414(o) and the Regulations thereunder. Furthermore, the provisions of Department of Labor regulations 2530.200b-2(b) and (c) are incorporated herein by reference.

                  Hours of Service will be determined on the basis of the method elected in the Adoption Agreement.

         1.34 "INSURER" means any legal reserve insurance company which has issued or shall issue one or more Contracts or Policies under the Plan.

         1.35     "INVESTMENT MANAGER" means a Fiduciary as described in Act
Section 3(38).

         1.36 "JOINT AND SURVIVOR ANNUITY" means an annuity for the life of a Participant with a survivor annuity for the life of the Participant's spouse which is not less than fifty percent (50%), nor more than one-hundred percent (100%) of the amount of the annuity payable during the joint lives of the Participant and the Participant's spouse which can be purchased with the Participant's Vested interest in the Plan reduced by any outstanding loan balances pursuant to Section 7.6.

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                                                       DEFINED CONTRIBUTION PLAN

         1.37 "KEY EMPLOYEE" means an Employee as defined in Code Section 416(i) and the Regulations thereunder. Generally, any Employee or former Employee (as well as each of such Employee's or former Employee's Beneficiaries) is considered a Key Employee if, the individual at any time during the Plan Year that contains the "Determination Date" (as defined in Section 9.2(c)) or any of the preceding four (4) Plan Years, has been included in one of the following categories:

                  (a) an officer of the Employer (as that term is defined within the meaning of the Regulations under Code Section 416) having annual 415 Compensation greater than fifty percent (50%) of the amount in effect under Code Section 415(b)(1)(A) for any such Plan Year;

                  (b) one of the ten Employees having annual 415 Compensation from the Employer for a Plan Year greater than the dollar limitation in effect under Code Section 415(c)(1)(A) for the calendar year in which such Plan Year ends and owning (or considered as owning within the meaning of Code Section 318) both more than one-half percent (1/2%) interest and the largest interests in the Employer;

                  (c) a "five percent (5%) owner" of the Employer. "Five percent (5%) owner" means any person who owns (or is considered as owning within the meaning of Code Section 318) more than five percent (5%) of the value of the outstanding stock of the Employer or stock possessing more than five percent (5%) of the total combined voting power of all stock of the Employer or, in the case of an unincorporated business, any person who owns more than five percent (5%) of the capital or profits interest in the Employer; and

                  (d) a "one percent (1%) owner" of the Employer having annual 415 Compensation from the Employer of more than $150,000. "One percent (1%) owner" means any person who owns (or is considered as owning within the meaning of Code Section 318) more than one percent (1%) of the value of the outstanding stock of the Employer or stock possessing more than one percent (1%) of the total combined voting power of all stock of the Employer or, in the case of an unincorporated business, any person who owns more than one percent (1%) of the capital or profits interest in the Employer.

                  In determining percentage ownership hereunder, employers that would otherwise be aggregated under Code Sections 414(b), (c), (m) and (o) shall be treated as separate employers. In determining whether an individual has 415 Compensation of more than $150,000, 415 Compensation from each employer required to be aggregated under Code Sections 414(b), (c), (m) and (o) shall be taken into account. Furthermore, for purposes of this Section, for Plan Years beginning prior to January 1, 1998, the determination of 415 Compensation shall be made by including amounts that would otherwise be excluded from a Participant's gross income by reason of the application of Code Sections 125, 402(e)(3), 402(h)(1)(B) and, for Plan Years beginning on or after January 1, 2001 (or as of a date, no earlier than January 1, 1998, as specified in an addendum to the Adoption Agreement), 132(f)(4), and, in the case of Employer contributions made pursuant to a salary reduction agreement, Code Section 403(b).

         1.38 "LATE RETIREMENT DATE" means the date of, or the first day of the month or the Anniversary Date coinciding with or next following, whichever corresponds to the election in the Adoption Agreement for the Normal Retirement Date, a Participant's actual retirement after having reached the Normal Retirement Date.

         1.39 "LEASED EMPLOYEE" means, effective with respect to Plan Years beginning on or after January 1, 1997, any person (other than an Employee of the recipient Employer) who, pursuant to an agreement between the recipient Employer and any other person or entity ("leasing organization"), has performed services for the recipient (or for the recipient and related persons determined in accordance with Code Section 414(n)(6)) on a substantially full time basis for a period of at least one year, and such services are performed under primary direction or control by the recipient Employer. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the recipient Employer shall be treated as provided by the recipient Employer. Furthermore, Compensation for a Leased Employee shall only include Compensation from the leasing organization that is attributable to services performed for the recipient Employer.

                  A Leased Employee shall not be considered an employee of the recipient Employer if: (a) such employee is covered by a money purchase pension plan providing: (1) a nonintegrated employer contribution rate of at least ten percent (10%) of compensation, as defined in Code Section 415(c)(3), but for Plan Years beginning prior to January 1, 1998, including amounts contributed pursuant to a salary reduction agreement which are excludable from the employee's gross income under Code Sections 125, 402(e)(3), 402(h)(1)(B), 403(b), or for Plan Years beginning on or after January 1, 2001 (or as of a date, no earlier than January 1, 1998, as specified in an addendum to the Adoption Agreement), 132(f)(4), (2) immediate participation, and (3) full and immediate vesting; and (b) leased employees do not constitute more than twenty percent (20%) of the recipient Employer's nonhighly compensated workforce.

         1.40 "LIMITATION YEAR" means the determination period used to determine Compensation. However, the Employer may elect a different Limitation Year in the Adoption Agreement or by adopting a written resolution to such effect. All qualified plans maintained by the Employer must use the same Limitation Year. Furthermore, unless there is a change to a new Limitation Year, the Limitation Year will be a twelve (12) consecutive month period. In the case of an initial Limitation Year, the Limitation Year will be the twelve (12) consecutive month period ending on the last day of the period specified in the Adoption

(C) 2002 CitiStreet Associates LLC

                                       7
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                                                       DEFINED CONTRIBUTION PLAN

Agreement (or written resolution). If the Limitation Year is amended to a different twelve (12) consecutive month period, the new "Limitation Year" must begin on a date within the "Limitation Year" in which the amendment is made.

         1.41 "NET PROFIT" means, with respect to any Fiscal Year, the Employer's net income or profit for such Fiscal Year determined upon the basis of the Employer's books of account in accordance with generally accepted accounting principles, without any reduction for taxes based upon income, or for contributions made by the Employer to this Plan and any other qualified plan.

         1.42 "NON-ELECTIVE CONTRIBUTION" means the Employer's contributions to the Plan other than Elective Deferrals, any Qualified Non-Elective Contributions and any Qualified Matching Contributions. Employer matching contributions which are not Qualified Matching Contributions shall be considered a Non-Elective Contribution for purposes of the Plan.

         1.43 "NON-HIGHLY COMPENSATED PARTICIPANT" means any Participant who is not a Highly Compensated Employee. However, if pursuant to Sections 12.4 or
12.6 the prior year testing method is used to calculate the ADP or the ACP, a Non-Highly Compensated Participant shall be determined using the definition of Highly Compensated Employee in effect for the preceding Plan Year.

         1.44 "NON-KEY EMPLOYEE" means any Employee or former Employee (and such Employee's or former Employee's Beneficiaries) who is not, and has never been, a Key Employee.

         1.45 "NORMAL RETIREMENT AGE" means the age elected in the Adoption Agreement at which time a Participant's Account shall be nonforfeitable (if the Participant is employed by the Employer on or after that date).

         1.46 "NORMAL RETIREMENT DATE" means the date elected in the Adoption Agreement.

         1.47 "1-YEAR BREAK IN SERVICE" means, if the Hour of Service Method is elected in the Adoption Agreement, the applicable computation period during which an Employee or former Employee has not completed more than 500 Hours of Service. Further, solely for the purpose of determining whether an Employee has incurred a 1-Year Break in Service, Hours of Service shall be recognized for "authorized leaves of absence" and "maternity and paternity leaves of absence." For this purpose, Hours of Service shall be credited for the computation period in which the absence from work begins, only if credit therefore is necessary to prevent the Employee from incurring a 1-Year Break in Service, or, in any other case, in the immediately following computation period. The Hours of Service credited for a "maternity or paternity leave of absence" shall be those which would normally have been credited but for such absence, or, in any case in which the Administrator is unable to determine such hours normally credited, eight (8) Hours of Service per day. The total Hours of Service required to be credited for a "maternity or paternity leave of absence" shall not exceed the number of Hours of Service needed to prevent the Employee from incurring a 1-Year Break in Service.

                  "Authorized leave of absence" means an unpaid, temporary cessation from active employment with the Employer pursuant to an established nondiscriminatory policy, whether occasioned by illness, military service, or any other reason.

                  A "maternity or paternity leave of absence" means an absence from work for any period by reason of the Employee's pregnancy, birth of the Employee's child, placement of a child with the Employee in connection with the adoption of such child, or any absence for the purpose of caring for such child for a period immediately following such birth or placement.

                  If the Elapsed Time Method is elected in the Adoption Agreement, a "1-Year Break in Service" means a twelve (12) consecutive month period beginning on the severance from service date or any anniversary thereof and ending on the next succeeding anniversary of such date; provided, however, that the Employee or former Employee does not perform an Hour of Service for the Employer during such twelve (12) consecutive month period.

         1.48 "OWNER-EMPLOYEE" means a sole proprietor who owns the entire interest in the Employer or a partner (or member in the case of a limited liability company treated as a partnership or sole proprietorship for federal income tax purposes) who owns more than ten percent (10%) of either the capital interest or the profits interest in the Employer and who receives income for personal services from the Employer.

         1.49 "PARTICIPANT" means any Eligible Employee who has satisfied the requirements of Section 3.2 and has not for any reason become ineligible to participate further in the Plan.

         1.50 "PARTICIPANT DIRECTED ACCOUNT" means that portion of a Participant's interest in the Plan with respect to which the Participant has directed the investment in accordance with the Participant Direction Procedures.

         1.51 "PARTICIPANT DIRECTION PROCEDURES" means such instructions, guidelines or policies, the terms of which are incorporated herein, as shall be established pursuant to Section 4.10 and observed by the Administrator and applied and provided to Participants who have Participant Directed Accounts.

(C) 2002 CitiStreet Associates LLC

                                       8
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                                                       DEFINED CONTRIBUTION PLAN

         1.52 "PARTICIPANT'S ACCOUNT" means the account established and maintained by the Administrator for each Participant with respect to such Participant's total interest under the Plan resulting from (a) the Employer's contributions in the case of a Profit Sharing Plan or Money Purchase Plan, and
(b) the Employer's Non-Elective Contributions in the case of a 401(k) Profit Sharing Plan. Separate accountings shall be maintained with respect to that portion of a Participant's Account attributable to Employer matching contributions and to Employer discretionary contributions made pursuant to
Section 12.1(a)(3).

         1.53 "PARTICIPANT'S COMBINED ACCOUNT" means the total aggregate amount of a Participant's interest under the Plan resulting from Employer contributions (including Elective Deferrals).

         1.54 "PARTICIPANT'S ELECTIVE DEFERRAL ACCOUNT" means the account established and maintained by the Administrator for each Participant with respect to such Participant's total interest in the Plan resulting from Elective Deferrals. Amounts in the Participant's Elective Deferral Account are nonforfeitable when made and are subject to the distribution restrictions of
Section 12.2(c).

         1.55 "PARTICIPANT'S ROLLOVER ACCOUNT" means the account established and maintained by the Administrator for each Participant with respect to such Participant's interest in the Plan resulting from amounts transferred from another qualified plan or "conduit" Individual Retirement Account in accordance with Section 4.6.

         1.56 "PARTICIPANT'S TRANSFER ACCOUNT" means the account established and maintained by the Administrator for each Participant with respect to the total interest in the Plan resulting from amounts transferred to this Plan from a direct plan-toplan transfer in accordance with Section 4.7.

         1.57 "PERIOD OF SERVICE" means the aggregate of all periods commencing with an Employee's first day of employment or reemployment with the Employer or an Affiliated Employer and ending on the first day of a Period of Severance. The first day of employment or reemployment is the first day the Employee performs an Hour of Service. An Employee will also receive partial credit for any Period of Severance of less than twelve (12) consecutive months. Fractional periods of a year will be expressed in terms of days.

                  Periods of Service with any Affiliated Employer shall be recognized. Furthermore, Periods of Service with any predecessor employer that maintained this Plan shall be recognized. Periods of Service with any other predecessor employer shall be recognized as elected in the Adoption Agreement.

                  In determining Periods of Service for purposes of vesting under the Plan, Periods of Service will be excluded as elected in the Adoption Agreement and as specified in Section 3.5.

                  In the event the method of crediting service is amended from the Hour of Service Method to the Elapsed Time Method, an Employee will receive credit for a Period of Service consisting of:

                  (a) A number of years equal to the number of Years of Service credited to the Employee before the computation period during which the amendment occurs; and

                  (b) The greater of (1) the Periods of Service that would be credited to the Employee under the Elapsed Time Method for service during the entire computation period in which the transfer occurs or
         (2) the service taken into account under the Hour of Service Method as of the date of the amendment.

                  In addition, the Employee will receive credit for service subsequent to the amendment commencing on the day after the last day of the computation period in which the transfer occurs.

         1.58 "PERIOD OF SEVERANCE" means a continuous period of time during which an Employee is not employed by the Employer. Such period begins on the date the Employee retires, quits or is discharged, or if earlier, the twelve
(12) month anniversary of the date on which the Employee was otherwise first absent from service.

                  In the case of an individual who is absent from work for "maternity or paternity" reasons, the twelve (12) consecutive month period beginning on the first anniversary of the first day of such absence shall not constitute a one year Period of Severance. For purposes of this paragraph, an absence from work for "maternity or paternity" reasons means an absence (a) by reason of the pregnancy of the individual, (b) by reason of the birth of a child of the individual, (c) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (d) for purposes of caring for such child for a period beginning immediately following such birth or placement.

         1.59 "PLAN" means this instrument (hereinafter referred to as CitiStreet Associates LLC Defined Contribution Plan Basic Plan Document #01) and the Adoption Agreement as adopted by the Employer, including all amendments thereto and any addendum which is specifically permitted pursuant to the terms of the Plan.

         1.60 "PLAN YEAR" means the Plan's accounting year as specified in the Adoption Agreement. Unless there is a Short Plan Year, the Plan Year will be a twelve-consecutive month period.

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                                       9
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                                                       DEFINED CONTRIBUTION PLAN

         1.61 "PRE-RETIREMENT SURVIVOR ANNUITY" means an immediate annuity for the life of a Participant's spouse, the payments under which must be equal to the benefit which can be provided with the percentage, as specified in the Adoption Agreement, of the Participant's Vested interest in the Plan as of the date of death. If no election is made in the Adoption Agreement, the percentage shall be equal to fifty percent (50%). Furthermore, if less than one hundred percent (100%) of the Participant's Vested interest in the Plan is used to provide the Pre-Retirement Survivor Annuity, a proportionate share of each of the Participant's accounts shall be used to provide the Pre-Retirement Survivor Annuity.

         1.62 "QUALIFIED MATCHING CONTRIBUTION" means any Employer matching contributions that are made pursuant to Sections 12.1(a)(2) if elected in the Adoption Agreement, 12.5 and 12.7.

         1.63 "QUALIFIED MATCHING CONTRIBUTION ACCOUNT" means the account established hereunder to which Qualified Matching Contributions are allocated. Amounts in the Qualified Matching Contribution Account are nonforfeitable when made and are subject to the distribution restrictions of Section 12.2(c).

         1.64 "QUALIFIED NON-ELECTIVE CONTRIBUTION" means the Employer's contributions to the Plan that are made pursuant to Sections 12.1(a)(4) if elected in the Adoption Agreement, 12.5 and 12.7.

         1.65 "QUALIFIED NON-ELECTIVE CONTRIBUTION ACCOUNT" means the account established hereunder to which Qualified Non-Elective Contributions are allocated. Amounts in the Qualified Non-Elective Contribution Account are nonforfeitable when made and are subject to the distribution restrictions of
Section 12.2(c).

         1.66 "QUALIFIED VOLUNTARY EMPLOYEE CONTRIBUTION ACCOUNT" means the account established hereunder to which a Participant's tax deductible qualified voluntary employee contributions made pursuant to Section 4.9 are allocated.

         1.67 "REGULATION" means the Income Tax Regulations as promulgated by the Secretary of the Treasury or a delegate of the Secretary of the Treasury, and as amended from time to time.

         1.68 "RETIRED PARTICIPANT" means a person who has been a Participant, but who has become entitled to retirement benefits under the Plan.

         1.69 "RETIREMENT DATE" means the date as of which a Participant retires for reasons other than Total and Permanent Disability, regardless of whether such retirement occurs on a Participant's Normal Retirement Date, Early Retirement Date or Late Retirement Date (see Section 6.1).

         1.70 "SELF-EMPLOYED INDIVIDUAL" means an individual who has Earned Income for the taxable year from the trade or business for which the Plan is established, and, also, an individual who would have had Earned Income but for the fact that the trade or business had no net profits for the taxable year. A Self-Employed Individual shall be treated as an Employee.

         1.71 "SHAREHOLDER-EMPLOYEE" means a Participant who owns (or is deemed to own pursuant to Code Section 318(a)(1)) more than five percent (5%) of the Employer's outstanding capital stock during any year in which the Employer elected to be taxed as a Small Business Corporation (S Corporation) under the applicable Code sections relating to Small Business Corporations.

         1.72 "SHORT PLAN YEAR" means, if specified in the Adoption Agreement, a Plan Year of less than a twelve (12) month period. If there is a Short Plan Year, the following rules shall apply in the administration of this Plan. In determining whether an Employee has completed a Year of Service (or Period of Service if the Elapsed Time Method is used) for benefit accrual purposes in the Short Plan Year, the number of the Hours of Service (or months of service if the Elapsed Time Method is used) required shall be proportionately reduced based on the number of days (or months) in the Short Plan Year. The determination of whether an Employee has completed a Year of Service (or Period of Service) for vesting and eligibility purposes shall be made in accordance with Department of Labor regulation 2530.203-2(c). In addition, if this Plan is integrated with Social Security, then the integration level shall be proportionately reduced based on the number of months in the Short Plan Year.

         1.73 "SUPER TOP HEAVY PLAN" means a plan which would be a Top Heavy Plan if sixty percent (60%) is replaced with ninety percent (90%) in Section 9.2(a). However, effective as of the first Plan Year beginning after December 31, 1999, no Plan shall be considered a Super Top Heavy Plan.

         1.74 "TAXABLE WAGE BASE" means, with respect to any Plan Year, the contribution and benefit base under Section 230 of the Social Security Act at the beginning of such Plan Year.

         1.75 "TERMINATED PARTICIPANT" means a person who has been a Participant, but whose employment has been terminated other than by death, Total and Permanent Disability or retirement.

         1.76     "TOP HEAVY PLAN" means a plan described in Section 9.2(a).

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                                                       DEFINED CONTRIBUTION PLAN

         1.77 "TOP HEAVY PLAN YEAR" means a Plan Year commencing after December 31, 1983, during which the Plan is a Top Heavy Plan.

         1.78 "TOP-PAID GROUP" shall be determined pursuant to Code Section 414(q) and the Regulations thereunder and generally means the top twenty percent (20%) of Employees who performed services for the Employer during the applicable year, ranked according to the amount of 415 Compensation received from the Employer during such year. All Affiliated Employers shall be taken into account as a single employer, and Leased Employees shall be treated as Employees if required pursuant to Code Section 414(n) or (o). Employees who are non-resident aliens who received no earned income (within the meaning of Code Section 911(d)(2)) from the Employer constituting United States source income within the meaning of Code Section 861(a)(3) shall not be treated as Employees. Furthermore, for the purpose of determining the number of active Employees in any year, the following additional Employees may also be excluded, however, such Employees shall still be considered for the purpose of identifying the particular Employees in the Top-Paid Group:

                  (a)      Employees with less than six (6) months of service;

                  (b) Employees who normally work less than 17 1/2 hours per week;

                  (c) Employees who normally work less than six (6) months during a year; and

                  (d)      Employees who have not yet attained age twenty-one
         (21).

                  In addition, if ninety percent (90%) or more of the Employees of the Employer are covered under agreements the Secretary of Labor finds to be collective bargaining agreements between Employee representatives and the Employer, and the Plan covers only Employees who are not covered under such agreements, then Employees covered by such agreements shall be excluded from both the total number of active Employees as well as from the identification of particular Employees in the Top- Paid Group.

                  The foregoing exclusions set forth in this Section shall be applied on a uniform and consistent basis for all purposes for which the Code
Section 414(q) definition is applicable. Furthermore, in applying such exclusions, the Employer may substitute any lesser service, hours or age.

         1.79 "TOTAL AND PERMANENT DISABILITY" means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. The disability of a Participant shall be determined by a licensed physician chosen by the Administrator. However, if the condition constitutes total disability under the federal Social Security Acts, the Administrator may rely upon such determination that the Participant is Totally and Permanently Disabled for the purposes of this Plan. The determination shall be applied uniformly to all Participants.

         1.80 "TRUSTEE" means the person or entity named in the Adoption Agreement, or any successors thereto.

         If the sponsor of this prototype is a bank, savings and loan, trust company, credit union or similar institution, a person or entity other than the prototype sponsor (or its affiliates or subsidiaries) may not serve as Trustee without the written consent of the sponsor.

         If the Plan assets consist exclusively of insurance contracts or policies issued by an insurance company and therefore exempt from the trust requirements, if a Trustee is not appointed, any responsibilities applicable to the Trustee under this Plan shall apply instead to the Plan Administrator.

         1.81 "TRUST FUND" means the assets of the Plan and Trust as the same shall exist from time to time.

         1.82 "VALUATION DATE" means the date or dates specified in the Adoption Agreement. Regardless of any election to the contrary, the Valuation Date shall include the Anniversary Date and may include any other date or dates deemed necessary or appropriate by the Administrator for the valuation of Participants' Accounts during the Plan Year, which may include any day that the Trustee, any transfer agent appointed by the Trustee or the Employer, or any stock exchange used by such agent, are open for business.

         1.83 "VESTED" means the nonforfeitable portion of any account maintained on behalf of a Participant.

         1.84 "VOLUNTARY CONTRIBUTION ACCOUNT" means the account established and maintained by the Administrator for each Participant with respect to such Participant's total interest in the Plan resulting from the Participant's after-tax voluntary Employee contributions made pursuant to Section 4.7.

                  Amounts recharacterized as after-tax voluntary Employee contributions pursuant to Section 12.5 shall remain subject to the limitations of Section 12.2. Therefore, a separate accounting shall be maintained with respect to that portion of the Voluntary Contribution Account attributable to after-tax voluntary Employee contributions made pursuant to Section 4.8.

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                                                       DEFINED CONTRIBUTION PLAN

         1.85 "YEAR OF SERVICE" means the computation period of twelve (12) consecutive months, herein set forth, and during which an Employee has completed at least 1,000 Hours of Service (unless a lower number of Hours of Service is specified in the Adoption Agreement).

                  For purposes of eligibility for participation, the initial computation period shall begin with the date on which the Employee first performs an Hour of Service (employment commencement date). The initial computation period beginning after a 1-Year Break in Service shall be measured from the date on which an Employee again performs an Hour of Service. Unless otherwise elected in the Adoption Agreement, the succeeding computation periods shall begin on the anniversary of the Employee's employment commencement date. However, unless otherwise elected in the Adoption Agreement, if one (1) Year of Service or less is required as a condition of eligibility, then the computation period after the initial computation period shall shift to the current Plan Year which includes the anniversary of the date on which the Employee first performed an Hour of Service, and subsequent computation periods shall be the Plan Year. If there is a shift to the Plan Year, an Employee who is credited with the number of Hours of Service to be credited with a Year of Service in both the initial eligibility computation period and the first Plan Year which commences prior to the first anniversary of the Employee's initial eligibility computation period will be credited with two (2) Years of Service for purposes of eligibility to participate.

                  If two (2) Years of Service are required as a condition of eligibility, a Participant will only have completed two (2) Years of Service for eligibility purposes upon completing two (2) consecutive Years of Service without an intervening 1- Year Break-in-Service.

                  For vesting purposes, and all other purposes not specifically addressed in this Section, the computation period shall be the period elected in the Adoption Agreement. If no election is made in the Adoption Agreement, the computation period shall be the Plan Year.

                  In determining Years of Service for purposes of vesting under the Plan, Years of Service will be excluded as elected in the Adoption Agreement and as specified in Section 3.5.

                  Years of Service and 1-Year Breaks in Service for eligibility purposes will be measured on the same eligibility computation period. Years of Service and 1-Year Breaks in Service for vesting purposes will be measured on the same vesting computation period.

                  Years of Service with any Affiliated Employer shall be recognized. Furthermore, Years of Service with any predecessor employer that maintained this Plan shall be recognized. Years of Service with any other predecessor employer shall be recognized as elected in the Adoption Agreement.

                  In the event the method of crediting service is amended from the Elapsed Time Method to the Hour of Service Method, an Employee will receive credit for Years of Service equal to:

                  (a) The number of Years of Service equal to the number of 1-year Periods of Service credited to the Employee as of the date of the amendment; and

                  (b) In the computation period which includes the date of the amendment, a number of Hours of Service (using the Hours of Service equivalency method elected in the Adoption Agreement) to any fractional part of a year credited to the Employee under this Section as of the date of the amendment.

                                   ARTICLE II
                                 ADMINISTRATION

2.1      POWERS AND RESPONSIBILITIES OF THE EMPLOYER

                  (a) In addition to the general powers and responsibilities otherwise provided for in this Plan, the Employer shall be empowered to appoint and remove the Trustee and the Administrator from time to time as it deems necessary for the proper administration of the Plan to ensure that the Plan is being operated for the exclusive benefit of the Participants and their Beneficiaries in accordance with the terms of the Plan, the Code, and the Act. The Employer may appoint counsel, specialists, advisers, agents (including any nonfiduciary agent) and other persons as the Employer deems necessary or desirable in connection with the exercise of its fiduciary duties under this Plan. The Employer may compensate such agents or advisers from the assets of the Plan as fiduciary expenses (but not including any business (settlor) expenses of the Employer), to the extent not paid by the Employer.

                  (b) The Employer shall establish a "funding policy and method," i.e., it shall determine whether the Plan has a short run need for liquidity (e.g., to pay benefits) or whether liquidity is a long run goal and investment growth (and stability of same) is a more current need, or shall appoint a qualified person to do so. If the Trustee has discretionary authority, the Employer or its delegate shall communicate such needs and goals to the Trustee, who shall coordinate such Plan needs with its investment policy. The communication of such a "funding policy and method" shall

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                                                       DEFINED CONTRIBUTION PLAN

         not, however, constitute a directive to the Trustee as to the investment of the Trust Funds. Such "funding policy and method" shall be consistent with the objectives of this Plan and with the requirements of Title I of the Act.

                  (c) The Employer may appoint, at its option, an Investment Manager, investment adviser, or other agent to provide direction to the Trustee with respect to any or all of the Plan assets. Such appointment shall be given by the Employer in writing in a form acceptable to the Trustee and shall specifically identify the Plan assets with respect to which the Investment Manager or other agent shall have the authority to direct the investment.

                  (d) The Employer shall periodically review the performance of any Fiduciary or other person to whom duties have been delegated or allocated by it under the provisions of this Plan or pursuant to procedures established hereunder. This requirement may be satisfied by formal periodic review by the Employer or by a qualified person specifically designated by the Employer, through day-to-day conduct and evaluation, or through other appropriate ways.

2.2      DESIGNATION OF ADMINISTRATIVE AUTHORITY

                  The Employer may appoint one or more Administrators. If the Employer does not appoint an Administrator, the Employer will be the Administrator. Any person, including, but not limited to, the Employees of the Employer, shall be eligible to serve as an Administrator. Any person so appointed shall signify acceptance by filing written acceptance with the Employer. An Administrator may resign by delivering a written resignation to the Employer or be removed by the Employer by delivery of written notice of removal, to take effect at a date specified therein, or upon delivery to the Administrator if no date is specified. Upon the resignation or removal of an Administrator, the Employer may designate in writing a successor to this position.

2.3      ALLOCATION AND DELEGATION OF RESPONSIBILITIES

                  If more than one person is appointed as Administrator, the responsibilities of each Administrator may be specified by the Employer and accepted in writing by each Administrator. In the event that no such delegation is made by the Employer, the Administrators may allocate the responsibilities among themselves, in which event the Administrators shall notify the Employer and the Trustee in writing of such action and specify the responsibilities of each Administrator. The Trustee thereafter shall accept and rely upon any documents executed by the appropriate Administrator until such time as the Employer or the Administrators file with the Trustee a written revocation of such designation.

2.4      POWERS AND DUTIES OF THE ADMINISTRATOR

                  The primary responsibility of the Administrator is to administer the Plan for the exclusive benefit of the Participants and their Beneficiaries, subject to the specific terms of the Plan. The Administrator shall administer the Plan in accordance with its terms and shall have the power and discretion to construe the terms of the Plan and determine all questions arising in connection with the administration, interpretation, and application of the Plan. Benefits under this Plan will be paid only if the Administrator decides in its discretion that the applicant is entitled to them. Any such determination by the Administrator shall be conclusive and binding upon all persons. The Administrator may establish procedures, correct any defect, supply any information, or reconcile any inconsistency in such manner and to such extent as shall be deemed necessary or advisable to carry out the purpose of the Plan; provided, however, that any procedure, discretionary act, interpretation or construction shall be done in a nondiscriminatory manner based upon uniform principles consistently applied and shall be consistent with the intent that the Plan continue to be deemed a qualified plan under the terms of Code Section 401(a), and shall comply with the terms of the Act and all regulations issued pursuant thereto. The Administrator shall have all powers necessary or appropriate to accomplish its duties under this Plan.

                  The Administrator shall be charged with the duties of the general administration of the Plan and the powers necessary to carry out such duties as set forth under the terms of the Plan, including, but not limited to, the following:

                  (a) the discretion to determine all questions relating to the eligibility of an Employee to participate or remain a Participant hereunder and to receive benefits under the Plan;

                  (b) the authority to review and settle all claims against the Plan, including claims where the settlement amount cannot be calculated or is not calculated in accordance with the Plan's benefit formula. This authority specifically permits the Administrator to settle, in compromise fashion, disputed claims for benefits and any other disputed claims made against the Plan;

                  (c) to compute, certify, and direct the Trustee with respect to the amount and the kind of benefits to which any Participant shall be entitled hereunder;

                  (d) to authorize and direct the Trustee with respect to all discretionary or otherwise directed disbursements from the Trust Fund;

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                                                       DEFINED CONTRIBUTION PLAN

                  (e) to maintain all necessary records for the administration of the Plan;

                  (f) to interpret the provisions of the Plan and to make and publish such rules for regulation of the Plan that are consistent with the terms hereof;

                  (g) to determine the size and type of any Contract to be purchased from any Insurer, and to designate the Insurer from which such Contract shall be purchased;

                  (h) to compute and certify to the Employer and to the Trustee from time to time the sums of money necessary or desirable to be contributed to the Plan;

                  (i) to consult with the Employer and the Trustee regarding the short and long-term liquidity needs of the Plan in order that the Trustee can exercise any investment discretion (if the Trustee has such discretion), in a manner designed to accomplish specific objectives;

                  (j) to prepare and implement a procedure for notifying Participants and Beneficiaries of their rights to elect Joint and Survivor Annuities and Pre-Retirement Survivor Annuities if required by the Plan, Code and Regulations thereunder;

                  (k) to assist Participants regarding their rights, benefits, or elections available under the Plan;

                  (l) to act as the named Fiduciary responsible for communicating with Participants as needed to maintain Plan compliance with Act Section 404(c) (if the Employer intends to comply with Act
         Section 404(c)) including, but not limited to, the receipt and transmission of Participants' directions as to the investment of their accounts under the Plan and the formation of policies, rules, and procedures pursuant to which Participants may give investment instructions with respect to the investment of their accounts; and

                  (m) to determine the validity of, and take appropriate action with respect to, any qualified domestic relations order received by it.

2.5      RECORDS AND REPORTS

                  The Administrator shall keep a record of all actions taken and shall keep all other books of account, records, and other data that may be necessary for proper administration of the Plan and shall be responsible for supplying all information and reports to the Internal Revenue Service, Department of Labor, Participants, Beneficiaries and others as required by law.

2.6      APPOINTMENT OF ADVISERS

                  The Administrator may appoint counsel, specialists, advisers, agents (including nonfiduciary agents) and other persons as the Administrator deems necessary or desirable in connection with the administration of this Plan, including but not limited to agents and advisers to assist with the administration and management of the Plan, and thereby to provide, among such other duties as the Administrator may appoint, assistance with maintaining Plan records and the providing of investment information to the Plan's investment fiduciaries and, if applicable, to Plan Participants.

2.7      INFORMATION FROM EMPLOYER

                  The Employer shall supply full and timely information to the Administrator on all pertinent facts as the Administrator may require in order to perform its functions hereunder and the Administrator shall advise the Trustee of such of the foregoing facts as may be pertinent to the Trustee's duties under the Plan. The Administrator may rely upon such information as is supplied by the Employer and shall have no duty or responsibility to verify such information.

2.8      PAYMENT OF EXPENSES

                  All expenses of administration may be paid out of the Trust Fund unless paid by the Employer. Such expenses shall include any expenses incident to the functioning of the Administrator, or any person or persons retained or appointed by any Named Fiduciary incident to the exercise of their duties under the Plan, including, but not limited to, fees of accountants, counsel, Investment Managers, agents (including nonfiduciary agents) appointed for the purpose of assisting the Administrator or Trustee in carrying out the instructions of Participants as to the directed investment of their accounts (if permitted) and other specialists and their agents, the costs of any bonds required pursuant to Act Section 412, and other costs of administering the Plan. Until paid, the expenses shall constitute a liability of the Trust Fund.

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                                                       DEFINED CONTRIBUTION PLAN

2.9      MAJORITY ACTIONS

                  Except where there has been an allocation and delegation of administrative authority pursuant to Section 2.3, if there is more than one Administrator, then they shall act by a majority of their number, but may authorize one or more of them to sign all papers on their behalf.

2.10     CLAIMS PROCEDURE

                  Claims for benefits under the Plan may be filed in writing with the Administrator. Written notice of the disposition of a claim shall be furnished to the claimant within ninety (90) days after the application is filed, or such period as is required by applicable law or Department of Labor regulation. In the event the claim is denied, the reasons for the denial shall be specifically set forth in the notice in language calculated to be understood by the claimant, pertinent provisions of the Plan shall be cited, and, where appropriate, an explanation as to how the claimant can perfect the claim will be provided. In addition, the claimant shall be furnished with an explanation of the Plan's claims review procedure.

2.11     CLAIMS REVIEW PROCEDURE

                  Any Employee, former Employee, or Beneficiary of either, who has been denied a benefit by a decision of the Administrator pursuant to Section
2.10 shall be entitled to request the Administrator to give further consideration to the claim by filing with the Administrator a written request for a hearing. Such request, together with a written statement of the reasons why the claimant believes such claim should be allowed, shall be filed with the Administrator no later than sixty (60) days after receipt of the written notification provided for in Section 2.10. The Administrator shall then conduct a hearing within the next sixty (60) days, at which the claimant may be represented by an attorney or any other representative of such claimant's choosing and expense and at which the claimant shall have an opportunity to submit written and oral evidence and arguments in support of the claim. At the hearing (or prior thereto upon five (5) business days written notice to the Administrator) the claimant or the claimant's representative shall have an opportunity to review all documents in the possession of the Administrator which are pertinent to the claim at issue and its disallowance. Either the claimant or the Administrator may cause a court reporter to attend the hearing and record the proceedings. In such event, a complete written transcript of the proceedings shall be furnished to both parties by the court reporter. The full expense of any such court reporter and such transcripts shall be borne by the party causing the court reporter to attend the hearing. A final decision as to the allowance of the claim shall be made by the Administrator within sixty (60) days of receipt of the appeal (unless there has been an extension of sixty (60) days due to special circumstances, provided the delay and the special circumstances occasioning it are communicated to the claimant within the sixty (60) day period). Such communication shall be written in a manner calculated to be understood by the claimant and shall include specific reasons for the decision and specific references to the pertinent Plan provisions on which the decision is based. Notwithstanding the preceding, to the extent any of the time periods specified in this Section are amended by law or Department of Labor regulation, then the time frames specified herein shall automatically be changed in accordance with such law or regulation.

                  If the Administrator, pursuant to the claims review procedure, makes a final written determination denying a Participant's or Beneficiary's benefit claim, then in order to preserve the claim, the Participant or Beneficiary must file an action with respect to the denied claim not later than one hundred eighty (180) days following the date of the Administrator's final determination.

                                   ARTICLE III
                                   ELIGIBILITY

3.1      CONDITIONS OF ELIGIBILITY

                  Any Eligible Employee shall be eligible to participate hereunder on the date such Employee has satisfied the conditions of eligibility elected in the Adoption Agreement.

3.2      EFFECTIVE DATE OF PARTICIPATION

                  An Eligible Employee who has satisfied the conditions of eligibility pursuant to Section 3.1 shall become a Participant effective as of the date elected in the Adoption Agreement. If said Employee is not employed on such date, but is reemployed before a 1-Year Break in Service has occurred, then such Employee shall become a Participant on the date of reemployment or, if later, the date that the Employee would have otherwise entered the Plan had the Employee not terminated employment.

                  Unless specifically provided otherwise in the Adoption Agreement, an Eligible Employee who satisfies the Plan's eligibility requirement conditions by reason of recognition of service with a predecessor employer will become a Participant as of the day the Plan credits service with a predecessor employer or, if later, the date the Employee would have otherwise entered the Plan had the service with the predecessor employer been service with the Employer.

                  If an Employee, who has satisfied the Plan's eligibility requirements and would otherwise have become a Participant, shall go from a classification of a noneligible Employee to an Eligible Employee, such Employee shall become a

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                                                       DEFINED CONTRIBUTION PLAN

Participant on the date such Employee becomes an Eligible Employee or, if later, the date that the Employee would have otherwise entered the Plan had the Employee always been an Eligible Employee.

                  If an Employee, who has satisfied the Plan's eligibility requirements and would otherwise become a Participant, shall go from a classification of an Eligible Employee to a noneligible class of Employees, such Employee shall become a Participant in the Plan on the date such Employee again becomes an Eligible Employee, or, if later, the date that the Employee would have otherwise entered the Plan had the Employee always been an Eligible Employee. However, if such Employee incurs a 1-Year Break in Service, eligibility will be determined under the Break in Service rules set forth in
Section 3.5.

3.3      DETERMINATION OF ELIGIBILITY

                  The Administrator shall determine the eligibility of each Employee for participation in the Plan based upon information furnished by the Employer. Such determination shall be conclusive and binding upon all persons, as long as the same is made pursuant to the Plan and the Act. Such determination shall be subject to review pursuant to Section 2.11.

3.4      TERMINATION OF ELIGIBILITY

                  In the event a Participant shall go from a classification of an Eligible Employee to an ineligible Employee, such Former Participant shall continue to vest in the Plan for each Year of Service (or Period of Service, if the Elapsed Time Method is used) completed while an ineligible Employee, until such time as the Participant's Account is forfeited or distributed pursuant to the terms of the Plan. Additionally, the Former Participant's interest in the Plan shall continue to share in the earnings of the Trust Fund in the same manner as Participants.

3.5      REHIRED EMPLOYEES AND BREAKS IN SERVICE

                  (a) If any Participant becomes a Former Participant due to severance from employment with the Employer and is reemployed by the Employer before a 1-Year Break in Service occurs, the Former Participant shall become a Participant as of the reemployment date.

                  (b) If any Participant becomes a Former Participant due to severance from employment with the Employer and is reemployed after a 1-Year Break in Service has occurred, Years of Service (or Periods of Service if the Elapsed Time Method is being used) shall include Years of Service (or Periods of Service if the Elapsed Time Method is being used) prior to the 1-Year Break in Service subject to the following rules:

                  (1) In the case of a Former Participant who under the Plan does not have a nonforfeitable right to any interest in the Plan resulting from Employer contributions, Years of Service (or Periods of Service) before a period of 1-Year Breaks in Service will not be taken into account if the number of consecutive 1-Year Breaks in Service equals or exceeds the greater of (A) five (5) or (B) the aggregate number of pre-break Years of Service (or Periods of Service). Such aggregate number of Years of Service (or Periods of Service) will not include any Years of Service (or Periods of Service) disregarded under the preceding sentence by reason of prior 1-Year Breaks in Service;

                  (2) A Former Participant who has not had Years of Service (or Periods of Service) before a 1-Year Break in Service disregarded pursuant to (1) above, shall participate in the Plan as of the date of reemployment, or if later, as of the date the Former Participant would otherwise enter the Plan pursuant to Sections 3.1 and 3.2 taking into account all service not disregarded.

                  (c) After a Former Participant who has severed employment with the Employer incurs five (5) consecutive 1-Year Breaks in Service, the Vested portion of such Former Participant's Account attributable to pre-break service shall not be increased as a result of post-break service. In such case, separate accounts will be maintained as follows:

                  (1) one account for nonforfeitable benefits attributable to pre-break service; and

                  (2) one account representing the Participant's Employer-derived account balance in the Plan attributable to post-break service.

                  (d) If any Participant becomes a Former Participant due to severance of employment with the Employer and is reemployed by the Employer before five (5) consecutive 1-Year Breaks in Service, and such Former Participant had received a distribution of the entire Vested interest prior to reemployment, then the forfeited account shall be reinstated only if the Former Participant repays the full amount which had been distributed. Such repayment must be made before the earlier of five (5) years after the first date on which the Participant is subsequently reemployed by the Employer or the close of the first period of five (5) consecutive 1-Year Breaks in Service commencing after the distribution. If a distribution occurs for any reason other than a severance of employment, the time for repayment may

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                                                       DEFINED CONTRIBUTION PLAN

         not end earlier than five (5) years after the date of distribution. In the event the Former Participant does repay the full amount distributed, the undistributed forfeited portion of the Participant's Account must be restored in full, unadjusted by any gains or losses occurring subsequent to the Valuation Date preceding the distribution. The source for such reinstatement may be Forfeitures occurring during the Plan Year. If such source is insufficient, then the Employer will contribute an amount which is sufficient to restore the Participant's Account, provided, however, that if a discretionary contribution is made for such year, such contribution will first be applied to restore any such accounts and the remainder shall be allocated in accordance with the terms of the Plan. If a non-Vested Former Participant was deemed to have received a distribution and such Former Participant is reemployed by the Employer before five (5) consecutive 1-Year Breaks in Service, then such Participant will be deemed to have repaid the deemed distribution as of the date of reemployment.

3.6      ELECTION NOT TO PARTICIPATE

                  An Employee may, subject to the approval of the Employer, elect voluntarily not to participate in the Plan. The election not to participate must be irrevocable and communicated to the Employer, in writing, within a reasonable period of time before the beginning of the first Plan Year. For standardized Plans, a Participant or an Eligible Employee may not elect not to participate.

3.7      CONTROL OF ENTITIES BY OWNER-EMPLOYEE

                  Effective with respect to Plan Years beginning after December 31, 1996, if this Plan provides contributions or benefits for one or more Owner-Employees, the contributions on behalf of any Owner-Employee shall be made only with respect to the Earned Income for such Owner-Employee which is derived from the trade or business with respect to which such Plan is established.

                                   ARTICLE IV
                           CONTRIBUTION AND ALLOCATION

4.1      FORMULA FOR DETERMINING EMPLOYER'S CONTRIBUTION

                  (a)      For a Money Purchase Plan:

                  (1) The Employer will make contributions on the following basis. On behalf of each Participant eligible to share in allocations, for each year of such Participant's participation in this Plan, the Employer will contribute the amount elected in the Adoption Agreement. All contributions by the Employer will be made in cash. In the event a funding waiver is obtained, this Plan shall be deemed to be an individually designed plan.

                  (2) Notwithstanding the foregoing, with respect to an Employer which is not a tax-exempt entity, the Employer's contribution for any Fiscal Year shall not exceed the maximum amount allowable as a deduction to the Employer under the provisions of Code Section 404. However, to the extent necessary to provide the top heavy minimum allocations, the Employer shall make a contribution even if it exceeds the amount that is deductible under Code Section 404.

                  (b)      For a Profit Sharing Plan:

                  (1) For each Plan Year, the Employer may (or will in the case of a Prevailing Wage contribution) contribute to the Plan such amount as elected by the Employer in the Adoption Agreement.

                  (2) Additionally, the Employer will contribute to the Plan the amount necessary, if any, to provide the top heavy minimum allocations, even if it exceeds current or accumulated Net Profit or the amount that is deductible under Code Section 404.

4.2      TIME OF PAYMENT OF EMPLOYER'S CONTRIBUTION

                  Unless otherwise provided by contract or law, the Employer may make its contribution to the Plan for a particular Plan Year at such time as the Employer, in its sole discretion, determines. If the Employer makes a contribution for a particular Plan Year after the close of that Plan Year, the Employer will designate to the Administrator the Plan Year for which the Employer is making its contribution.

4.3      ALLOCATION OF CONTRIBUTION, FORFEITURES AND EARNINGS

                  (a) The Administrator shall establish and maintain an account in the name of each Participant to which the Administrator shall credit as of each Anniversary Date, or other Valuation Date, all amounts allocated to each such Participant as set forth herein.

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                                                       DEFINED CONTRIBUTION PLAN

                  (b) The Employer shall provide the Administrator with all information required by the Administrator to make a proper allocation of the Employer's contribution. if any, for each Plan Year. Within a reasonable period of time after the date of receipt by the Administrator of such information. the Administrator shall allocate any contributions as follows:

                  (1) For a Money Purchase Plan (other than a Money Purchase Plan which is integrated by allocation):

                           (i) The Employer's contribution shall be allocated to each Participant's Account in the manner set forth in Section 4.1 herein and as specified in the Adoption Agreement.

                           (ii) However, regardless of the preceding, a Participant shall only be eligible to share in the allocations of the Employer's contribution for the year if the conditions set forth in the Adoption Agreement are satisfied, unless a top heavy contribution is required pursuant to Section 4.3(f). If no election is made in the Adoption Agreement, then a Participant shall be eligible to share in the allocation of the Employer's contribution for the year if the Participant completes more than five hundred (500) Hours of Service (or three (3) Months of Service if the Elapsed Time method is chosen in the Adoption Agreement) during the Plan Year or who is employed on the last day of the Plan Year. Furthermore, with respect to a non-standardized Adoption Agreement, regardless of any election in the Adoption Agreement to the contrary, for the Plan Year in which this Plan terminates, a Participant shall only be eligible to share in the allocation of the Employer's contributions for the Plan Year if the Participant is employed at the end of the Plan Year and has completed a Year of Service (or Period of Service if the Elapsed Time Method is elected).

                  (2) For an integrated Profit Sharing Plan allocation or a Money Purchase Plan which is integrated by allocation:

                           (i) Except as provided in Section 4.3(f) for top heavy purposes and subject to the "Overall Permitted Disparity Limits," the Employer's contribution shall be allocated to each Participant's Account in a dollar amount equal to 5.7% of the sum of each Participant's Compensation plus Excess Compensation. If the Employer does not contribute such amount for all Participants, each Participant will be allocated a share of the contribution in the same proportion that each such Participant's Compensation plus Excess Compensation for the Plan Year bears to the total Compensation plus the total Excess Compensation of all Participants for that year. However, in the case of any Participant who has exceeded the "Cumulative Permitted Disparity Limit," the allocation set forth in this paragraph shall be based on such Participant's Compensation rather than Compensation plus Excess Compensation.

                           Regardless of the preceding, 4.3% shall be substituted for 5.7% above if Excess Compensation is based on more than 20% and less than or equal to 80% of the Taxable Wage Base. If Excess Compensation is based on less than 100% and more than 80% of the Taxable Wage Base, then 5.4% shall be substituted for 5.7% above.

                           (ii) The balance of the Employer's contribution over the amount allocated above, if any, shall be allocated to each Participant's Account in the same proportion that each such Participant's Compensation for the Year bears to the total Compensation of all Participants for such year.

                           (iii) However, regardless of the preceding, a Participant shall only be eligible to share in the allocations of the Employer's Contribution for the year if the conditions set forth in the Adoption Agreement are satisfied, unless a contribution is required pursuant to Section 4.3(f). If no election is made in the Adoption Agreement, then a Participant shall be eligible to share in the allocation of the Employer's contribution for the year if the Participant completes more than five hundred (500) Hours of Service (or three (3) Months of Service if the Elapsed Time method is chosen in the Adoption Agreement) during the Plan Year or who is employed on the last day of the Plan Year. Furthermore, with respect to a non-standardized Adoption Agreement, regardless of any election in the Adoption Agreement to the contrary, for the Plan Year in which this Plan terminates, a Participant shall only be eligible to share in the allocation of the Employer's contributions for the Plan Year if the Participant is employed at the end of the Plan Year and has completed a Year of Service (or Period of Service if the Elapsed Time Method is elected).

                  (3) For a Profit Sharing Plan with a non-integrated allocation formula or a Prevailing Wage contribution:

                           (i) The Employer's contribution shall be allocated to each Participant's Account in accordance with the allocation method elected in the Adoption Agreement.

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                                                       DEFINED CONTRIBUTION PLAN

                           (ii) However, regardless of the preceding, a Participant shall only be eligible to share in the allocations of the Employer's contribution for the year if the conditions set forth in the Adoption Agreement are satisfied, unless a top heavy contribution is required pursuant to Section 4.3(f). If no election is made in the Adoption Agreement, then a Participant shall be eligible to share in the allocation of the Employer's contribution for the year if the Participant completes more than five hundred (500) Hours of Service (or three (3) Months of Service if the Elapsed Time method is chosen in the Adoption Agreement) during the Plan Year or who is employed on the last day of the Plan Year. Furthermore, with respect to a non-standardized Adoption Agreement, regardless of any election in the Adoption Agreement to the contrary, for the Plan Year in which this Plan terminates, a Participant shall only be eligible to share in the allocation of the Employer's contributions for the Plan Year if the Participant is employed at the end of the Plan Year and has completed a Year of Service (or Period of Service if the Elapsed Time Method is elected).

                  (4)      "Overall Permitted Disparity Limits":

                           "Annual Overall Permitted Disparity Limit":
                           Notwithstanding the preceding paragraphs, if in any Plan Year this Plan "benefits" any Participant who "benefits" under another qualified plan or simplified employee pension, as defined in Code Section 408(k), maintained by the Employer that either provides for or imputes permitted disparity (integrates), then such plans will be considered to be one plan and will be considered to comply with the permitted disparity rules if the extent of the permitted disparity of all such plans does not exceed 100%. For purposes of the preceding sentence, the extent of the permitted disparity of a plan is the ratio, expressed as a percentage, which the actual benefits, benefit rate, offset rate, or employer contribution rate, whatever is applicable under the Plan, bears to the limitation under Code Section 401(l) applicable to such Plan. Notwithstanding the foregoing, if the Employer maintains two or more standardized paired plans, only one plan may provide for permitted disparity.

                           "Cumulative Permitted Disparity Limit": With respect to a Participant who "benefits" or "has benefited" under a defined benefit or target benefit plan of the Employer, effective for Plan Years beginning on or after January 1, 1994, the cumulative permitted disparity limit for the Participant is thirty five
                           (35) total cumulative permitted disparity years. Total cumulative permitted disparity years means the number of years credited to the Participant for allocation or accrual purposes under the Plan, any other qualified plan or simplified employee pension plan (whether or not terminated) ever maintained by the Employer, while such plan either provides for or imputes permitted disparity. For purposes of determining the Participant's cumulative permitted disparity limit, all years ending in the same calendar year are treated as the same year. If the Participant has not "benefited" under a defined benefit or target benefit plan which neither provides for nor imputes permitted disparity for any year beginning on or after January 1, 1994, then such Participant has no cumulative disparity limit.

                           For purposes of this Section, "benefiting" means benefiting under the Plan for any Plan Year during which a Participant received or is deemed to receive an allocation in accordance with Regulation 1.410(b)-3(a).

                  (c) Except as otherwise elected in the Adoption Agreement or as provided in Section 4.10 with respect to Participant Directed Accounts, as of each Valuation Date, before allocation of any Employer contributions and Forfeitures, any earnings or losses (net appreciation or net depreciation) of the Trust Fund (exclusive of assets segregated for distribution) shall be allocated in the same proportion that each Participant's and Former Participant's nonsegregated accounts bear to the total of all Participants' and Former Participants' nonsegregated accounts as of such date. If any nonsegregated account of a Participant has been distributed prior to the Valuation Date subsequent to a Participant's termination of employment, no earnings or losses shall be credited to such account.

                  (d) Participants' Accounts shall be debited for any insurance or annuity premiums paid, if any, and credited with any dividends or interest received on Contracts.

                  (e) On or before each Anniversary Date, any amounts which became Forfeitures since the last Anniversary Date may be made available to reinstate previously forfeited account balances of Former Participants, if any, in accordance with Section 3.5(d) or used to satisfy any contribution that may be required pursuant to Section 6.9. The remaining Forfeitures, if any, shall be treated in accordance with the Adoption Agreement. If no election is made in the Adoption Agreement, any remaining Forfeitures will be used to reduce any future Employer contributions under the Plan. However, if the Plan provides for an integrated allocation, then any remaining Forfeitures will be added to the Employer's contributions under the Plan. Regardless of the preceding sentences, in the event the allocation of Forfeitures provided herein shall cause the "Annual Additions" (as defined in Section 4.4) to any Participant's Account to exceed the amount allowable by the Code, an adjustment shall be made in accordance with
         Section 4.5. Except, however, a Participant shall only be eligible to share in the allocations of Forfeitures for the year if the conditions set

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                                       19
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                                                       DEFINED CONTRIBUTION PLAN

         forth in the Adoption Agreement are satisfied, unless a top heavy contribution is required pursuant to Section 4.3(f). If no election is made in the Adoption Agreement, then a Participant shall be eligible to share in the allocation of the Employer's contribution for the year if the Participant completes more than five hundred (500) Hours of Service (or three (3) Months of Service if the Elapsed Time method is chosen in the Adoption Agreement) during the Plan Year or who is employed on the last day of the Plan Year.

                  (f)      Minimum Allocations Required for Top Heavy Plan
         Years: Notwithstanding the foregoing, for any Top Heavy Plan Year, the sum of the Employer's contributions and Forfeitures allocated to the Participant's Combined Account of each Non-Key Employee shall be equal to at least three percent (3%) of such Non-Key Employee's 415 Compensation (reduced by contributions and forfeitures, if any, allocated to each Non-Key Employee in any defined contribution plan included with this Plan in a "required aggregation group" (as defined in Section 9.2(f)). However, if (i) the sum of the Employer's contributions and Forfeitures allocated to the Participant's Combined Account of each Key Employee for such Top Heavy Plan Year is less than three percent (3%) of each Key Employee's 415 Compensation and (ii) this Plan is not required to be included in a "required aggregation group" (as defined in Section 9.2(f)) to enable a defined benefit plan to meet the requirements of Code Section 401(a)(4) or 410, the sum of the Employer's contributions and Forfeitures allocated to the Participant's Combined Account of each Non-Key Employee shall be equal to the largest percentage allocated to the Participant's Combined Account of any Key Employee.

                           However, for each Non-Key Employee who is a Participant in a paired Profit Sharing Plan or 401(k) Profit Sharing Plan and a paired Money Purchase Plan, the minimum three percent (3%) allocation specified above shall be provided in the Money Purchase Plan.

                           If this is an integrated Plan, then for any Top Heavy Plan Year the Employer's contribution shall be allocated as follows and shall still be required to satisfy the other provisions of this subsection:

                  (1) An amount equal to three percent (3%) multiplied by each Participant's Compensation for the Plan Year shall be allocated to each Participant's Account. If the Employer does not contribute such amount for all Participants, the amount shall be allocated to each Participant's Account in the same proportion that such Participant's total Compensation for the Plan Year bears to the total Compensation of all Participants for such year.

                  (2) The balance of the Employer's contribution over the amount allocated under subparagraph (1) hereof shall be allocated to each Participant's Account in a dollar amount equal to three percent (3%) multiplied by a Participant's Excess Compensation. If the Employer does not contribute such amount for all Participants, each Participant will be allocated a share of the contribution in the same proportion that such Participant's Excess Compensation bears to the total Excess Compensation of all Participants for that year. For purposes of this paragraph, in the case of any Participant who has exceeded the cumulative permitted disparity limit described in Section 4.3(b)(4), such Participant's total Compensation will be taken into account.

                  (3) The balance of the Employer's contribution over the amount allocated under subparagraph (2) hereof shall be allocated to each Participant's Account in a dollar amount equal to 2.7% multiplied by the sum of each Participant's total Compensation plus Excess Compensation. If the Employer does not contribute such amount for all Participants, each Participant will be allocated a share of the contribution in the same proportion that such Participant's total Compensation plus Excess Compensation for the Plan Year bears to the total Compensation plus Excess Compensation of all Participants for that year. For purposes of this paragraph, in the case of any Participant who has exceeded the cumulative permitted disparity limit described in Section 4.3(b)(4), such Participant's total Compensation rather than Compensation plus Excess Compensation will be taken into account.

                  Regardless of the preceding, 1.3% shall be substituted for 2.7% above if Excess Compensation is based on more than 20% and less than or equal to 80% of the Taxable Wage Base. If Excess Compensation is based on less than 100% and more than 80% of the Taxable Wage Base, then 2.4% shall be substituted for 2.7% above.

                  (4) The balance of the Employer's contributions over the amount allocated above, if any, shall be allocated to each Participant's Account in the same proportion that such Participant's total Compensation for the Plan Year bears to the total Compensation of all Participants for such year.

                           For each Non-Key Employee who is a Participant in this Plan and another non-paired defined contribution plan maintained by the Employer, the minimum three percent (3%) allocation specified above shall be provided as specified in the Adoption Agreement.

                  (g) For purposes of the minimum allocations set forth above, the percentage allocated to the Participant's Combined Account of any Key Employee shall be equal to the ratio of the sum of the Employer's

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                                       20
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                                                       DEFINED CONTRIBUTION PLAN

                  contributions and Forfeitures allocated on behalf of such Key Employee divided by the 415 Compensation for such Key Employee.

                           (h) For any Top Heavy Plan Year, the minimum allocations set forth in this Section shall be allocated to the Participant's Combined Account of all Non-Key Employees who are Participants and who are employed by the Employer on the last day of the Plan Year, including Non-Key Employees who have (1) failed to complete a Year of Service; or (2) declined to make mandatory contributions (if required) or, in the case of a cash or deferred arrangement, Elective Deferrals to the Plan.

                           (i) Notwithstanding anything herein to the contrary, in any Plan Year in which the Employer maintains both this Plan and a defined benefit pension plan included in a "required aggregation group" (as defined in Section 9.2(f)) which is top heavy, the Employer will not be required (unless otherwise elected in the Adoption Agreement) to provide a Non-Key Employee with both the full separate minimum defined benefit plan benefit and the full separate defined contribution plan allocations. In such case, the top heavy minimum benefits will be provided as elected in the Adoption Agreement and, if applicable, as follows:

                           (1) If the 5% defined contribution minimum is elected in the Adoption Agreement:

                                    (i)      The requirements of Section 9.1
                                    will apply except that each Non-Key Employee who is a Participant in the Profit Sharing Plan or Money Purchase Plan and who is also a Participant in the Defined Benefit Plan will receive a minimum allocation of five percent (5%) of such Participant's 415 Compensation from the applicable defined contribution plan(s).

                                    (ii)     For each Non-Key Employee who is a
                                    Participant only in the Defined Benefit Plan the Employer will provide a minimum non-integrated benefit equal to two percent (2%) of such Participant's highest five (5) consecutive year average 415 Compensation for each Year of Service while a participant in the plan, in which the Plan is top heavy, not to exceed ten (10).

                                    (iii)    For each Non-Key Employee who is a
                                    Participant only in this defined
                                    contribution plan, the Employer will provide a minimum allocation equal to three percent (3%) of such Participant's 415 Compensation.

                           (2) If the 2% defined benefit minimum is elected in the Adoption Agreement, then for each Non-Key Employee who is a Participant only in the defined benefit plan, the Employer will provide a minimum non-integrated benefit equal to two percent (2%) of such Participant's highest five (5) consecutive year average of 415 Compensation for each Year of Service while a participant in the plan, in which the Plan is top heavy, not to exceed ten (10).

                           (j) For the purposes of this Section, 415 Compensation will be limited to the same dollar limitations set forth in Section 1.11 adjusted in such manner as permitted under Code Section 415(d).

                           (k) Notwithstanding anything in this Section to the contrary, all information necessary to properly reflect a given transaction may not be available until after the date specified herein for processing such transaction, in which case the transaction will be reflected when such information is received and processed. Subject to express limits that may be imposed under the Code, the processing of any contribution, distribution or other transaction may be delayed for any legitimate business reason (including, but not limited to, failure of systems or computer programs, failure of the means of the transmission of data, force majeure, the failure of a service provider to timely receive values or prices, and correction for errors or omissions or the errors or omissions of any service provider). The processing date of a transaction will be binding for all purposes of the Plan.

                           (l) Notwithstanding anything in this Section to the contrary, the provisions of this subsection apply for any Plan Year if, in the non-standardized Adoption Agreement, the Employer elected to apply the 410(b) ratio percentage failsafe provisions and the Plan fails to satisfy the "ratio percentage test" due to a last day of the Plan Year allocation condition or an Hours of Service (or months of service) allocation condition. A plan satisfies the "ratio percentage test" if, on the last day of the Plan Year, the "benefiting ratio" of the Non-Highly Compensated Employees who are "includible" is at least 70% of the "benefiting ratio" of the Highly Compensated Employees who are "includible." The "benefiting ratio" of the Non-Highly Compensated Employees is the number of "includible" Non- Highly Compensated Employees "benefiting" under the Plan divided by the number of "includible" Employees who are Non-Highly Compensated Employees. The "benefiting ratio" of the Highly Compensated Employees is the number of Highly Compensated Employees "benefiting" under the Plan divided by the number of "includible" Highly Compensated Employees. "Includible" Employees are all Employees other than: (1) those Employees excluded from participating in the plan for the entire Plan Year by reason of the collective bargaining unit exclusion or the nonresident alien exclusion described in the Code or by reason of the age and service requirements of
                  Article III; and (2) any Employee who incurs a separation from service during the Plan Year and fails to complete at least 501 Hours of Service (or three (3) months of service if the Elapsed Time Method is being used) during such Plan Year.

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                                                       DEFINED CONTRIBUTION PLAN

                                    For purposes of this subsection, an Employee
                  is "benefiting" under the Plan on a particular date if, under the Plan, the Employee is entitled to an Employer contribution or an allocation of Forfeitures for the Plan Year.

                                    If this subsection applies, then the
                  Administrator will suspend the allocation conditions for the "includible" Non-Highly Compensated Employees who are Participants, beginning first with the "includible" Employees employed by the Employer on the last day of the Plan Year, then the "includible" Employees who have the latest separation from service during the Plan Year, and continuing to suspend the allocation conditions for each "includible" Employee who incurred an earlier separation from service, from the latest to the earliest separation from service date, until the Plan satisfies the "ratio percentage test" for the Plan Year. If two or more "includible" Employees have a separation from service on the same day, then the Administrator will suspend the allocation conditions for all such "includible" Employees, irrespective of whether the Plan can satisfy the "ratio percentage test" by accruing benefits for fewer than all such "includible" Employees. If the Plan for any Plan Year suspends the allocation conditions for an "includible" Employee, then that Employee will share in the allocation for that Plan Year of the Employer contribution and Forfeitures, if any, without regard to whether the Employee has satisfied the other allocation conditions set forth in this Section.

         4.4      MAXIMUM ANNUAL ADDITIONS

                           (a)(1) If a Participant does not participate in, and has never participated in another qualified plan maintained by the Employer, or a welfare benefit fund (as defined in Code Section 419(e)) maintained by the Employer, or an individual medical account (as defined in Code Section 415(l)(2)) maintained by the Employer, or a simplified employee pension (as defined in Code Section 408(k)) maintained by the Employer which provides "Annual Additions," the amount of "Annual Additions" which may be credited to the Participant's accounts for any Limitation Year shall not exceed the lesser of the "Maximum Permissible Amount" or any other limitation contained in this Plan. If the Employer contribution that would otherwise be contributed or allocated to the Participant's accounts would cause the "Annual Additions" for the Limitation Year to exceed the "Maximum Permissible Amount," the amount contributed or allocated will be reduced so that the "Annual Additions" for the Limitation Year will equal the "Maximum Permissible Amount," and any amount in excess of the "Maximum Permissible Amount" which would have been allocated to such Participant may be allocated to other Participants.

                           (2) Prior to determining the Participant's actual 415 Compensation for the Limitation Year, the Employer may determine the "Maximum Permissible Amount" for a Participant on the basis of a reasonable estimation of the Participant's 415 Compensation for the Limitation Year, uniformly determined for all Participants similarly situated.

                           (3) As soon as is administratively feasible after the end of the Limitation Year the "Maximum Permissible Amount" for such Limitation Year shall be determined on the basis of the Participant's actual 415 Compensation for such Limitation Year.

                           (b)(1) This subsection applies if, in addition to this Plan, a Participant is covered under another qualified defined contribution plan maintained by the Employer that is a "Master or Prototype Plan," a welfare benefit fund (as defined in Code Section 419(e)) maintained by the Employer, an individual medical account (as defined in Code Section 415(l)(2)) maintained by the Employer, or a simplified employee pension (as defined in Code Section 408(k)) maintained by the Employer, which provides "Annual Additions," during any Limitation Year. The "Annual Additions" which may be credited to a Participant's accounts under this Plan for any such Limitation Year shall not exceed the "Maximum Permissible Amount" reduced by the "Annual Additions" credited to a Participant's accounts under the other plans and welfare benefit funds, individual medical accounts, and simplified employee pensions for the same Limitation Year. If the "Annual Additions" with respect to the Participant under other defined contribution plans and welfare benefit funds maintained by the Employer are less than the "Maximum Permissible Amount" and the Employer contribution that would otherwise be contributed or allocated to the Participant's accounts under this Plan would cause the "Annual Additions" for the Limitation Year to exceed this limitation, the amount contributed or allocated will be reduced so that the "Annual Additions" under all such plans and welfare benefit funds for the Limitation Year will equal the "Maximum Permissible Amount," and any amount in excess of the "Maximum Permissible Amount" which would have been allocated to such Participant may be allocated to other Participants. If the "Annual Additions" with respect to the Participant under such other defined contribution plans, welfare benefit funds, individual medical accounts and simplified employee pensions in the aggregate are equal to or greater than the "Maximum Permissible Amount," no amount will be contributed or allocated to the Participant's account under this Plan for the Limitation Year.

                           (2) Prior to determining the Participant's actual 415 Compensation for the Limitation Year, the Employer may determine the "Maximum Permissible Amount" for a Participant on the basis of a reasonable estimation of the Participant's 415 Compensation for the Limitation Year, uniformly determined for all Participants similarly situated.

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                                       22
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                                                       DEFINED CONTRIBUTION PLAN

                           (3) As soon as is administratively feasible after the end of the Limitation Year, the "Maximum Permissible Amount" for the Limitation Year will be determined on the basis of the Participant's actual 415 Compensation for the Limitation Year.

                           (4) If, pursuant to Section 4.4(b)(2) or Section 4.5, a Participant's "Annual Additions" under this Plan and such other plans would result in an "Excess Amount" for a Limitation Year, the "Excess Amount" will be deemed to consist of the "Annual Additions" last allocated, except that "Annual Additions" attributable to a simplified employee pension will be deemed to have been allocated first, followed by "Annual Additions" to a welfare benefit fund or individual medical account, and then by "Annual Additions" to a plan subject to Code Section 412, regardless of the actual allocation date.

                           (5) If an "Excess Amount" was allocated to a Participant on an allocation date of this Plan which coincides with an allocation date of another plan, the "Excess Amount" attributed to this Plan will be the product of:

                                    (i)      the total "Excess Amount" allocated
                                    as of such date, times

                                    (ii)     the ratio of (1) the "Annual
                                    Additions" allocated to the Participant for the Limitation Year as of such date under this Plan to (2) the total "Annual Additions" allocated to the Participant for the Limitation Year as of such date under this and all the other qualified defined contribution plans.

                           (6) Any "Excess Amount" attributed to this Plan will be disposed of in the manner described in
                           Section 4.5.

                           (c) If the Participant is covered under another qualified defined contribution plan maintained by the Employer which is not a "Master or Prototype Plan," "Annual Additions" which may be credited to the Participant's Combined Account under this Plan for any Limitation Year will be limited in accordance with Section 4.4(b), unless the Employer provides other limitations in the Adoption Agreement.

                           (d) For any Limitation Year beginning prior to the date the Code Section 415(e) limits are repealed with respect to this Plan (as specified in the Adoption Agreement for the GUST transitional rules), if the Employer maintains, or at any time maintained, a qualified defined benefit plan covering any Participant in this Plan, then the sum of the Participant's "Defined Benefit Plan Fraction" and "Defined Contribution Plan Fraction" may not exceed 1.0. In such event, the rate of accrual in the defined benefit plan will be reduced to the extent necessary so that the sum of the "Defined Contribution Fraction" and "Defined Benefit Fraction" will equal 1.0. However, in the Adoption Agreement the Employer may specify an alternative method under which the plans involved will satisfy the limitations of Code Section 415(e), including increased top heavy minimum benefits so that the combined limitation is 1.25 rather than 1.0.

                           (e) For purposes of applying the limitations of Code Section 415, the transfer of funds from one qualified plan to another is not an "Annual Addition." In addition, the following are not Employee contributions for the purposes of
                  Section 4.4(f)(1)(b): (1) rollover contributions (as defined in Code Sections 402(c), 403(a)(4), 403(b)(8) and 408(d)(3));
                  (2) repayments of loans made to a Participant from the Plan;
                  (3) repayments of distributions received by an Employee pursuant to Code Section 411(a)(7)(B) (cash-outs); (4) repayments of distributions received by an Employee pursuant to Code Section 411(a)(3)(D) (mandatory contributions); and
                  (5) Employee contributions to a simplified employee pension excludable from gross income under Code Section 408(k)(6).

                           (f) For purposes of this Section, the following terms shall be defined as follows:

                           (1) "Annual Additions" means the sum credited to a Participant's accounts for any Limitation Year of
                           (a) Employer contributions, (b) Employee contributions (except as provided below), (c) forfeitures, (d) amounts allocated, after March 31, 1984, to an individual medical account, as defined in Code Section 415(l)(2), which is part of a pension or annuity plan maintained by the Employer, (e) amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code Section 419A(d)(3)) under a welfare benefit fund (as defined in Code Section 419(e)) maintained by the Employer and (f) allocations under a simplified employee pension. Except, however, the Compensation percentage limitation referred to in paragraph (f)(9)(ii) shall not apply to: (1) any contribution for medical benefits (within the meaning of Code Section 419A(f)(2)) after separation from service which is otherwise treated as an "Annual Addition," or (2) any amount otherwise treated as an "Annual Addition" under Code Section 415(l)(1). Notwithstanding the foregoing, for Limitation Years beginning prior to January 1, 1987, only that portion of Employee contributions equal to the lesser of Employee contributions in excess of six percent (6%) of 415 Compensation or one-half of Employee contributions shall be considered an "Annual Addition."

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                                                       DEFINED CONTRIBUTION PLAN

                                             For this purpose, any Excess Amount
                           applied under Section 4.5 in the Limitation Year to reduce Employer contributions shall be considered "Annual Additions" for such Limitation Year.

                           (2) "Defined Benefit Fraction" means a fraction, the numerator of which is the sum of the Participant's "Projected Annual Benefits" under all the defined benefit plans (whether or not terminated) maintained by the Employer, and the denominator of which is the lesser of one hundred twenty-five percent (125%) of the dollar limitation determined for the Limitation Year under Code Sections 415(b)(1)(A) as adjusted by Code Section 415(d) or one hundred forty percent (140%) of the "Highest Average Compensation" including any adjustments under Code Section 415(b).

                                             Notwithstanding the above, if the
                           Participant was a Participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction will not be less than one hundred twenty-five percent (125%) of the sum of the annual benefits under such plans which the Participant had accrued as of the end of the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Code Section 415 for all Limitation Years beginning before January 1, 1987.

                                             Notwithstanding the foregoing, for
                           any Top Heavy Plan Year, one hundred percent (100%) shall be substituted for one hundred twenty-five percent (125%) unless the extra top heavy minimum allocation or benefit is being made pursuant to the Employer's specification in the Adoption Agreement. However, for any Plan Year in which this Plan is a Super Top Heavy Plan, one hundred percent (100%) shall always be substituted for one hundred twenty-five percent (125%).

                           (3) Defined Contribution Dollar Limitation means $30,000 as adjusted under Code Section 415(d).

                           (4) Defined Contribution Fraction means a fraction, the numerator of which is the sum of the "Annual Additions" to the Participant's accounts under all the defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior "Limitation Years," (including the "Annual Additions" attributable to the Participant's nondeductible voluntary employee contributions to any defined benefit plans, whether or not terminated, maintained by the Employer and the "Annual Additions" attributable to all welfare benefit funds (as defined in Code Section 419(e)), individual medical accounts (as defined in Code
                           Section 415(l)(2)), and simplified employee pensions (as defined in Code Section 408(k)) maintained by the Employer), and the denominator of which is the sum of the "Maximum Aggregate Amounts" for the current and all prior Limitation Years in which the Employee had service with the Employer (regardless of whether a defined contribution plan was maintained by the Employer). The maximum aggregate amount in any Limitation Year is the lesser of one hundred twenty-five percent (125%) of the dollar limitation determined under Code Section 415(c)(1)(A) as adjusted by Code Section 415(d) or thirty-five percent (35%) of the Participant's 415 Compensation for such year.

                                             If the Employee was a Participant
                           as of the end of the first day of the first
                           Limitation Year beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer which were in existence on May 5, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the "Defined Benefit Fraction" would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (1) the excess of the sum of the fractions over 1.0 times (2) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the plan made after May 5, 1986, but using the Code Section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987.

                                             For Limitation Years beginning
                           prior to January 1, 1987, the "Annual Additions" shall not be recomputed to treat all Employee contributions as "Annual Additions."

                                             Notwithstanding the foregoing, for
                           any Top Heavy Plan Year, one hundred percent (100%) shall be substituted for one hundred twenty-five percent (125%) unless the extra top heavy minimum allocation or benefit is being made pursuant to the Employer's specification in the Adoption Agreement. However, for any Plan Year in which this Plan is a Super Top Heavy Plan, one hundred percent (100%) shall always be substituted for one hundred twenty-five percent (125%).

                           (5) "Employer" means the Employer that adopts this Plan and all Affiliated Employers, except that for purposes of this Section, the determination of whether an entity is an Affiliated Employer shall be made by applying Code Section 415(h).

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                                                       DEFINED CONTRIBUTION PLAN

                           (6) "Excess Amount" means the excess of the Participant's "Annual Additions" for the Limitation Year over the "Maximum Permissible Amount."

                           (7) "Highest Average Compensation" means the average Compensation for the three (3) consecutive Years of Service with the Employer while a Participant in the Plan that produces the highest average. A Year of Service with the Employer is the twelve (12) consecutive month period ending on the last day of the Limitation Year.

                           (8) "Master or Prototype Plan" means a plan the form of which is the subject of a favorable opinion letter from the Internal Revenue Service.

                           (9) "Maximum Permissible Amount" means the maximum Annual Addition that may be contributed or allocated to a Participant's accounts under the Plan for any "Limitation Year," which shall not exceed the lesser of:

                                    (i)      the "Defined Contribution Dollar
                                    Limitation," or

                                    (ii)     twenty-five percent (25%) of the
                                    Participant's 415 Compensation for the
                                    "Limitation Year."

                                             The Compensation Limitation
                                    referred to in (ii) shall not apply to any contribution for medical benefits (within the meaning of Code Sections 401(h) or 419A(f)(2)) which is otherwise treated as an "Annual Addition."

                                             If a short Limitation Year is
                                    created because of an amendment changing the Limitation Year to a different twelve (12) consecutive month period, the "Maximum Permissible Amount" will not exceed the "Defined Contribution Dollar Limitation multiplied by a fraction, the numerator of which is the number of months in the short Limitation Year and the denominator of which is twelve (12).

                           (10) "Projected Annual Benefit" means the annual retirement benefit (adjusted to an actuarially equivalent "straight life annuity" if such benefit is expressed in a form other than a "straight life annuity" or qualified joint and survivor annuity) to which the Participant would be entitled under the terms of the plan assuming:

                                    (i)      the Participant will continue
                                    employment until Normal Retirement Age (or current age, if later), and (ii)

                                    (ii)     the Participant's 415 Compensation
                                    for the current Limitation Year and all
                                    other relevant factors used to determine benefits under the Plan will remain constant for all future Limitation Years.

                           For purposes of this subsection, "straight life annuity" means an annuity that is payable in equal installments for the life of the Participant that terminates upon the Participant's death.

                           (g) Notwithstanding anything contained in this Section to the contrary, the limitations, adjustments and other requirements prescribed in this Section shall at all times comply with the provisions of Code Section 415 and the Regulations thereunder.

         4.5      ADJUSTMENT FOR EXCESSIVE ANNUAL ADDITIONS

                           Allocation of "Annual Additions" (as defined in
         Section 4.4) to a Participant's Combined Account for a Limitation Year generally will cease once the limits of Section 4.4 have been reached for such Limitation Year. However, if as a result of the allocation of Forfeitures, a reasonable error in estimating a Participant's annual 415 Compensation, a reasonable error in determining the amount of elective deferrals (within the meaning of Code Section 402(g)(3)) that may be made with respect to any Participant under the limits of Section 4.4, or other facts and circumstances to which Regulation 1.415-6(b)(6) shall be applicable, the "Annual Additions" under this Plan would cause the maximum provided in Section 4.4 to be exceeded, the "Excess Amount" will be disposed of in one of the following manners, as uniformly determined by the Plan Administrator for all Participants similarly situated:

                           (a)      Any after-tax voluntary Employee
                  contributions (plus attributable gains), to the extent they would reduce the Excess Amount, will be distributed to the Participant;

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                                                       DEFINED CONTRIBUTION PLAN

                           (b)      If, after the application of subparagraph
                  (a), an "Excess Amount" still exists, any unmatched Elective Deferrals (and for Limitation Years beginning after December 31, 1995, any gains attributable to such Elective Deferrals), to the extent they would reduce the Excess Amount, will be distributed to the Participant;

                           (c) To the extent necessary, matched Elective Deferrals and Employer matching contributions will be proportionately reduced from the Participant's Account. The Elective Deferrals (and for Limitation Years beginning after December 31, 1995, any gains attributable to such Elective Deferrals) will be distributed to the Participant and the Employer matching contributions (and for Limitation Years beginning after December 31, 1995, any gains attributable to such matching contributions) will be used to reduce the Employer's contributions in the next Limitation Year;

                           (d)      If, after the application of subparagraphs
                  (a), (b) and (c), an "Excess Amount" still exists, and the Participant is covered by the Plan at the end of the Limitation Year, the "Excess Amount" in the Participant's Account will be used to reduce Employer contributions (including any allocation of Forfeitures) for such Participant in the next Limitation Year, and each succeeding Limitation Year if necessary;

                           (e)      If, after the application of subparagraphs
                  (a), (b) and (c), an "Excess Amount" still exists, and the Participant is not covered by the Plan at the end of a Limitation Year, the "Excess Amount" will be held unallocated in a suspense account. The suspense account will be applied to reduce future Employer contributions (including allocation of any Forfeitures) for all remaining Participants in the next Limitation Year, and each succeeding Limitation Year if necessary; and

                           (f) If a suspense account is in existence at any time during a Limitation Year pursuant to this Section, no investment gains and losses shall be allocated to such suspense account. If a suspense account is in existence at any time during a particular Limitation Year, all amounts in the suspense account must be allocated and reallocated to Participants' Accounts before any Employer contributions or any Employee contributions may be made to the Plan for that Limitation Year. Except as provided in (a), (b) and (c) above, "Excess Amounts" may not be distributed to Participants or Former Participants.

         4.6      ROLLOVERS

                           (a) If elected in the Adoption Agreement and with the consent of the Administrator, the Plan may accept a "rollover," provided the "rollover" will not jeopardize the tax-exempt status of the Plan or create adverse tax consequences for the Employer. The amounts rolled over shall be set up in a separate account herein referred to as a "Participant's Rollover Account." Such account shall be fully Vested at all times and shall not be subject to forfeiture for any reason. For purposes of this Section, the term Participant shall include any Eligible Employee who is not yet a Participant, if, pursuant to the Adoption Agreement, "rollovers" are permitted to be accepted from Eligible Employees. In addition, for purposes of this Section the term Participant shall also include former Employees if the Employer and Administrator consent to accept "rollovers" of distributions made to former Employees from any plan of the Employer.

                           (b) Amounts in a Participant's Rollover Account shall be held by the Trustee pursuant to the provisions of this Plan and may not be withdrawn by, or distributed to the Participant, in whole or in part, except as elected in the Adoption Agreement and subsection (c) below. The Trustee shall have no duty or responsibility to inquire as to the propriety of the amount, value or type of assets transferred, nor to conduct any due diligence with respect to such assets; provided, however, that such assets are otherwise eligible to be held by the Trustee under the terms of this Plan.

                           (c) At Normal Retirement Date, or such other date when the Participant or Eligible Employee or such Participant's or Eligible Employee's Beneficiary shall be entitled to receive benefits, the Participant's Rollover Account shall be used to provide additional benefits to the Participant or the Participant's Beneficiary. Any distribution of amounts held in a Participant's Rollover Account shall be made in a manner which is consistent with and satisfies the provisions of Sections 6.5 and 6.6, including, but not limited to, all notice and consent requirements of Code Sections 411(a)(11) and 417 and the Regulations thereunder. Furthermore, such amounts shall be considered to be part of a Participant's benefit in determining whether an involuntary cash-out of benefits may be made without Participant consent.

                           (d) The Administrator may direct that rollovers made after a Valuation Date be segregated into a separate account for each Participant until such time as the allocations pursuant to this Plan have been made, at which time they may remain segregated, invested as part of the general Trust Fund or, if elected in the Adoption Agreement, directed by the Participant.

                           (e) For purposes of this Section, the term "qualified plan" shall mean any tax qualified plan under Code
                  Section 401(a), or any other plans from which distributions are eligible to be rolled over into this Plan pursuant to the Code. The term "rollover" means: (i) amounts transferred to this Plan in a direct rollover made pursuant to Code Section 401(a)(31) from another "qualified plan"; (ii) distributions received by an Employee from other "qualified plans" which are eligible for tax-free rollover to a "qualified plan" and which are transferred by the Employee to this Plan within sixty (60) days following receipt thereof; (iii) amounts transferred to this Plan from a conduit individual

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

                                                       DEFINED CONTRIBUTION PLAN

                  retirement account provided that the conduit individual retirement account has no assets other than assets which (A) were previously distributed to the Employee by another "qualified plan" (B) were eligible for tax-free rollover to a "qualified plan" and (C) were deposited in such conduit individual retirement account within sixty (60) days of receipt thereof; (iv) amounts distributed to the Employee from a conduit individual retirement account meeting the requirements of clause (iii) above, and transferred by the Employee to this Plan within sixty (60) days of receipt thereof from such conduit individual retirement account; and
                  (v) any other amounts which are eligible to be rolled over to this Plan pursuant to the Code.

                           (f) Prior to accepting any "rollovers" to which this Section applies, the Administrator may require the Employee to establish (by providing opinion of counsel or otherwise) that the amounts to be rolled over to this Plan meet the requirements of this Section.

         4.7      PLAN-TO-PLAN TRANSFERS FROM QUALIFIED PLANS

                           (a) With the consent of the Administrator, amounts may be transferred (within the meaning of Code Section 414(l)) to this Plan from other tax qualified plans under Code
                  Section 401(a), provided the plan from which such funds are transferred permits the transfer to be made and the transfer will not jeopardize the tax-exempt status of the Plan or Trust or create adverse tax consequences for the Employer. Prior to accepting any transfers to which this Section applies, the Administrator may require an opinion of counsel that the amounts to be transferred meet the requirements of this Section. The amounts transferred shall be set up in a separate account herein referred to as a "Participant's Transfer Account." Furthermore, for Vesting purposes, the Participant's Transfer Account shall be treated as a separate "Participant's Account."

                           (b) Amounts in a Participant's Transfer Account shall be held by the Trustee pursuant to the provisions of this Plan and may not be withdrawn by, or distributed to the Participant, in whole or in part, except as elected in the Adoption Agreement and subsection (d) below, provided the restrictions of subsection (c) below and Section 6.15 are satisfied. The Trustee shall have no duty or responsibility to inquire as to the propriety of the amount, value or type of assets transferred, nor to conduct any due diligence with respect to such assets; provided, however, that such assets are otherwise eligible to be held by the Trustee under the terms of this Plan.

                           (c)      Except as permitted by Regulations
                  (including Regulation 1.411(d)-4), amounts attributable to elective contributions (as defined in Regulation 1.401(k)-1(g)(3)), including amounts treated as elective contributions, which are transferred from another qualified plan in a plan-to-plan transfer (other than a direct rollover) shall be subject to the distribution limitations provided for in Regulation 1.401(k)-1(d).

                           (d) At Normal Retirement Date, or such other date when the Participant or the Participant's Beneficiary shall be entitled to receive benefits, the Participant's Transfer Account shall be used to provide additional benefits to the Participant or the Participant's Beneficiary. Any distribution of amounts held in a Participant's Transfer Account shall be made in a manner which is consistent with and satisfies the provisions of Sections 6.5 and 6.6, including, but not limited to, all notice and consent requirements of Code Sections 411(a)(11) and 417 and the Regulations thereunder. Furthermore, such amounts shall be considered to be part of a Participant's benefit in determining whether an involuntary cash-out of benefits may be made without Participant consent.

                           (e) The Administrator may direct that Employee transfers made after a Valuation Date be segregated into a separate account for each Participant until such time as the allocations pursuant to this Plan have been made, at which time they may remain segregated, invested as part of the general Trust Fund or, if elected in the Adoption Agreement, directed by the Participant.

                           (f) Notwithstanding anything herein to the contrary, a transfer directly to this Plan from another qualified plan (or a transaction having the effect of such a transfer) shall only be permitted if it will not result in the elimination or reduction of any "Section 411(d)(6) protected benefit" as described in Section 8.1(e).

         4.8      VOLUNTARY EMPLOYEE CONTRIBUTIONS

                           (a) Except as provided in subsection 4.8(b) below, this Plan will not accept after-tax voluntary Employee contributions. If this is an amendment to a Plan that had previously allowed after-tax voluntary Employee contributions, then this Plan will not accept after-tax voluntary Employee contributions for Plan Years beginning after the Plan Year in which this Plan is adopted by the Employer.

                           (b) For 401(k) Plans, if elected in the Adoption Agreement, each Participant who is eligible to make Elective Deferrals may, in accordance with nondiscriminatory procedures established by the Administrator, elect to make after-tax voluntary Employee contributions to this Plan. Such contributions must generally be paid to the Trustee within a reasonable period of time after being received by the Employer.

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                                                       DEFINED CONTRIBUTION PLAN

                           (c) The balance in each Participant's Voluntary Contribution Account shall be fully Vested at all times and shall not be subject to Forfeiture for any reason.

                           (d) A Participant may elect at any time to withdraw after-tax voluntary Employee contributions from such Participant's Voluntary Contribution Account and the actual earnings thereon in a manner which is consistent with and satisfies the provisions of Section 6.5, including, but not limited to, all notice and consent requirements of Code Sections 411(a)(11) and 417 and the Regulations thereunder. If the Administrator maintains sub-accounts with respect to after-tax voluntary Employee contributions (and earnings thereon) which were made on or before a specified date, a Participant shall be permitted to designate which sub-account shall be the source for the withdrawal. Forfeitures of Employer contributions shall not occur solely as a result of an Employee's withdrawal of after-tax voluntary Employee contributions.

                           In the event a Participant has received a hardship
                  distribution pursuant to Regulation 1.401(k)-1(d)(2)(iii)(B) from any plan maintained by the Employer, then the Participant shall be barred from making any after-tax voluntary Employee contributions for a period of twelve (12) months after receipt of the hardship distribution.

                           (e) At Normal Retirement Date, or such other date when the Participant or the Participant's Beneficiary is entitled to receive benefits, the Participant's Voluntary Contribution Account shall be used to provide additional benefits to the Participant or the Participant's Beneficiary.

                           (f) To the extent a Participant has previously made mandatory Employee contributions under prior provisions of this Plan, such contributions will be treated as after-tax voluntary Employee contributions.

         4.9      QUALIFIED VOLUNTARY EMPLOYEE CONTRIBUTIONS

                           (a) If this is an amendment to a Plan that previously permitted deductible voluntary Employee contributions, then each Participant who made "Qualified Voluntary Employee Contributions" within the meaning of Code
                  Section 219(e)(2) as it existed prior to the enactment of the Tax Reform Act of 1986, shall have such contributions held in a separate Qualified Voluntary Employee Contribution Account which shall be fully Vested at all times. Such contributions, however, shall not be permitted for taxable years beginning after December 31, 1986.

                           (b) A Participant may, upon written request delivered to the Administrator, make withdrawals from such Participant's Qualified Voluntary Employee Contribution Account. Any distribution shall be made in a manner which is consistent with and satisfies the provisions of Section 6.5, including, but not limited to, all notice and consent requirements of Code Sections 411(a)(11) and 417 and the Regulations thereunder.

                           (c) At Normal Retirement Date, or such other date when the Participant or the Participant's Beneficiary is entitled to receive benefits, the Qualified Voluntary Employee Contribution Account shall be used to provide additional benefits to the Participant or the Participant's Beneficiary.

         4.10     DIRECTED INVESTMENT ACCOUNT

                           (a) If elected in the Adoption Agreement, all Participants may direct the Trustee as to the investment of all or a portion of their individual account balances as set forth in the Adoption Agreement and within limits set by the Employer. Participants may direct the Trustee, in writing (or in such other form which is acceptable to the Trustee), to invest their accounts in specific assets, specific funds or other investments permitted under the Plan and the Participant Direction Procedures. That portion of the account of any Participant that is subject to investment direction of such Participant will be considered a Participant Directed Account.

                           (b)      The Administrator will establish a
                  Participant Direction Procedure, to be applied in a uniform and nondiscriminatory manner, setting forth the permissible investment options under this Section, how often changes between investments may be made, and any other limitations and provisions that the Administrator may impose on a Participant's right to direct investments.

                           (c) The Administrator may, in its discretion, include or exclude by amendment or other action from the Participant Direction Procedures such instructions, guidelines or policies as it deems necessary or appropriate to ensure proper administration of the Plan, and may interpret the same accordingly.

                           (d) As of each Valuation Date, all Participant Directed Accounts shall be charged or credited with the net earnings, gains, losses and expenses as well as any appreciation or depreciation in the market value using publicly listed fair market values when available or appropriate as follows:

                           (1) to the extent the assets in a Participant Directed Account are accounted for as pooled assets or investments, the allocation of earnings, gains and losses of each Participant's Account shall be based upon the

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                                                       DEFINED CONTRIBUTION PLAN

                           total amount of funds so invested in a manner proportionate to the Participant's share of such pooled investment; and

                           (2) to the extent the assets in a Participant Directed Account are accounted for as segregated assets, the allocation of earnings, gains on and losses from such assets shall be made on a separate and distinct basis.

                           (e) Investment directions will be processed as soon as administratively practicable after proper investment directions are received from the Participant. No guarantee is made by the Plan, Employer, Administrator or Trustee that investment directions will be processed on a daily basis, and no guarantee is made in any respect regarding the processing time of an investment direction. Notwithstanding any other provision of the Plan, the Employer, Administrator or Trustee reserves the right to not value an investment option on any given Valuation Date for any reason deemed appropriate by the Employer, Administrator or Trustee. Furthermore, the processing of any investment transaction may be delayed for any legitimate business reason (including, but not limited to, failure of systems or computer programs, failure of the means of the transmission of data, force majeure, the failure of a service provider to timely receive values or prices, and correction for errors or omissions or the errors or omissions of any service provider). The processing date of a transaction will be binding for all purposes of the Plan and considered the applicable Valuation Date for an investment transaction.

                           (f) If the Employer has elected in the Adoption Agreement that it intends to operate any portion of this Plan as an Act Section 404(c) plan, the Participant Direction Procedures should provide an explanation of the circumstances under which Participants and their Beneficiaries may give investment instructions, including but not limited to, the following:

                           (1) the conveyance of instructions by the Participants and their Beneficiaries to invest Participant Directed Accounts in a Directed Investment Option;

                           (2) the name, address and phone number of the Fiduciary (and, if applicable, the person or persons designated by the Fiduciary to act on its behalf) responsible for providing information to the Participant or a Beneficiary upon request relating to the Directed Investment Options;

                           (3) applicable restrictions on transfers to and from any Designated Investment Alternative;

                           (4) any restrictions on the exercise of voting, tender and similar rights related to a Directed Investment Option by the Participants or their Beneficiaries;

                           (5) a description of any transaction fees and expenses which affect the balances in Participant Directed Accounts in connection with the purchase or sale of a Directed Investment Option; and

                           (6) general procedures for the dissemination of investment and other information relating to the Designated Investment Alternatives as deemed necessary or appropriate, including but not limited to a description of the following:

                                    (i)      the investment vehicles available
                                    under the Plan, including specific
                                    information regarding any Designated
                                    Investment Alternative;

                                    (ii)     any designated Investment Managers;
                                    and

                                    (iii)    a description of the additional
                                    information that may be obtained upon
                                    request from the Fiduciary designated to provide such information.

                           (g)      With respect to those assets in a
                  Participant's Directed Account, the Participant or Beneficiary shall direct the Trustee with regard to any voting, tender and similar rights associated with the ownership of such assets (hereinafter referred to as the "Stock Rights") as follows based on the election made in the Adoption Agreement:

                           (1) each Participant or Beneficiary shall direct the Trustee to vote or otherwise exercise such Stock Rights in accordance with the provisions, conditions and terms of any such Stock Rights;

                           (2) such directions shall be provided to the Trustee by the Participant or Beneficiary in accordance with the procedure as established by the Administrator and the Trustee shall vote or otherwise exercise such Stock Rights with respect to which it has received directions to do so under this Section; and

                           (3) to the extent to which a Participant or Beneficiary does not instruct the Trustee to vote or otherwise exercise such Stock Rights, such Participants or Beneficiaries shall be deemed to have directed the Trustee that such Stock Rights remain nonvoted and unexercised.

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                                                       DEFINED CONTRIBUTION PLAN

                           (h) Any information regarding investments available under the Plan, to the extent not required to be described in the Participant Direction Procedures, may be provided to Participants in one or more documents (or in any other form, including, but not limited to, electronic media) which are separate from the Participant Direction Procedures and are not thereby incorporated by reference into this Plan.

         4.11     INTEGRATION IN MORE THAN ONE PLAN

                           If the Employer maintains qualified retirement plans that provide for permitted disparity (integration), the provisions of
         Section 4.3(b)(4) will apply. Furthermore, if the Employer maintains two or more standardized paired plans, only one plan may provide for permitted disparity.

         4.12     QUALIFIED MILITARY SERVICE

                           Notwithstanding any provisions of this Plan to the contrary, effective as of the later of December 12, 1994, or the Effective Date of the Plan, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code Section 414(u). Furthermore, loan repayments may be suspended under this Plan as permitted under Code Section 414(u)(4).

                                    ARTICLE V
                                   VALUATIONS

         5.1      VALUATION OF THE TRUST FUND

                           The Administrator shall direct the Trustee, as of each Valuation Date, to determine the net worth of the assets comprising the Trust Fund as it exists on the Valuation Date. In determining such net worth, the Trustee shall value the assets comprising the Trust Fund at their fair market value (or their contractual value in the case of a Contract or Policy) as of the Valuation Date and may deduct all expenses for which the Trustee has not yet been paid by the Employer or the Trust Fund. The Trustee may update the value of any shares held in a Participant Directed Account by reference to the number of shares held on behalf of the Participant, priced at the market value as of the Valuation Date.

         5.2      METHOD OF VALUATION

                           In determining the fair market value of securities held in the Trust Fund which are listed on a registered stock exchange, the Administrator shall direct the Trustee to value the same at the prices they were last traded on such exchange preceding the close of business on the Valuation Date. If such securities were not traded on the Valuation Date, or if the exchange on which they are traded was not open for business on the Valuation Date, then the securities shall be valued at the prices at which they were last traded prior to the Valuation Date. Any unlisted security held in the Trust Fund shall be valued at its bid price next preceding the close of business on the Valuation Date, which bid price shall be obtained from a registered broker or an investment banker. In determining the fair market value of assets other than securities for which trading or bid prices can be obtained, the Trustee may appraise such assets itself, or in its discretion, employ one or more appraisers for that purpose and rely on the values established by such appraiser or appraisers.

                                   ARTICLE VI
                   DETERMINATION AND DISTRIBUTION OF BENEFITS

         6.1      DETERMINATION OF BENEFITS UPON RETIREMENT

                           Every Participant may terminate employment with the Employer and retire for purposes hereof on the Participant's Normal Retirement Date or Early Retirement Date. However, a Participant may postpone the termination of employment with the Employer to a later date, in which event the participation of such Participant in the Plan, including the right to receive allocations pursuant to Section 4.3, shall continue until such Participant's Retirement Date. Upon a Participant's Retirement Date, or if elected in the Adoption Agreement, the attainment of Normal Retirement Date without termination of employment with the Employer, or as soon thereafter as is practicable, the Administrator shall direct the distribution, at the election of the Participant, of the Participant's entire Vested interest in the Plan in accordance with Section 6.5.

         6.2      DETERMINATION OF BENEFITS UPON DEATH

                           (a) Upon the death of a Participant before the Participant's Retirement Date or other termination of employment, all amounts credited to such Participant's Combined Account shall, if elected in the Adoption Agreement, become fully Vested. The Administrator shall direct, in accordance with the provisions of Sections 6.6 and 6.7, the distribution of the deceased Participant's Vested accounts to the Participant's Beneficiary.

                           (b) Upon the death of a Former Participant, the Administrator shall direct, in accordance with the provisions of Sections 6.6 and 6.7, the distribution of any remaining Vested amounts credited to the accounts of such deceased Former Participant to such Former Participant's Beneficiary.

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                                                       DEFINED CONTRIBUTION PLAN

                           (c) The Administrator may require such proper proof of death and such evidence of the right of any person to receive payment of the value of the account of a deceased Participant or Former Participant as the Administrator may deem desirable. The Administrator's determination of death and of the right of any person to receive payment shall be conclusive.

                           (d) Unless otherwise elected in the manner prescribed in Section 6.6, the Beneficiary of the Pre-Retirement Survivor Annuity shall be the Participant's surviving spouse. Except, however, the Participant may designate a Beneficiary other than the spouse for the Pre-Retirement Survivor Annuity if:

                           (1) the Participant and the Participant's spouse have validly waived the Pre-Retirement Survivor Annuity in the manner prescribed in Section 6.6, and the spouse has waived the right to be the Participant's Beneficiary,

                           (2) the Participant is legally separated or has been abandoned (within the meaning of local law) and the Participant has a court order to such effect (and there is no "qualified domestic relations order" as defined in Code Section 414(p) which provides otherwise),

                           (3)      the Participant has no spouse, or

                           (4)      the spouse cannot be located.

                                    In such event, the designation of a
                  Beneficiary shall be made on a form satisfactory to the Administrator. A Participant may at any time revoke a designation of a Beneficiary or change a Beneficiary by filing written (or in such other form as permitted by the IRS) notice of such revocation or change with the Administrator. However, the Participant's spouse must again consent in writing (or in such other form as permitted by the IRS) to any change in Beneficiary unless the original consent acknowledged that the spouse had the right to limit consent only to a specific Beneficiary and that the spouse voluntarily elected to relinquish such right.

                           (e) A Participant may, at any time, designate a Beneficiary for death benefits, if any, payable under the Plan that are in excess of the Pre-Retirement Survivor Annuity without the waiver or consent of the Participant's spouse. In the event no valid designation of Beneficiary exists, or if the Beneficiary is not alive at the time of the Participant's death, the death benefit will be paid in the following order of priority, unless the Employer specifies a different order of priority in an addendum to the Adoption Agreement, to:

                           (1)      The Participant's surviving spouse;

                           (2) The Participant's children, including adopted children, per stirpes

                           (3) The Participant's surviving parents, in equal shares; or

                           (4)      The Participant's estate.

                  If the Beneficiary does not predecease the Participant, but dies prior to distribution of the death benefit, the death benefit will be paid to the Beneficiary's estate.

                           (f) Notwithstanding anything in this Section to the contrary, if a Participant has designated the spouse as a Beneficiary, then a divorce decree or a legal separation that relates to such spouse shall revoke the Participant's designation of the spouse as a Beneficiary unless the decree or a qualified domestic relations order (within the meaning of Code Section 414(p)) provides otherwise or a subsequent Beneficiary designation is made.

                           (g) If the Plan provides an insured death benefit and a Participant dies before any insurance coverage to which the Participant is entitled under the Plan is effected, the death benefit from such insurance coverage shall be limited to the premium which was or otherwise would have been used for such purpose.

                           (h) In the event of any conflict between the terms of this Plan and the terms of any Contract issued hereunder, the Plan provisions shall control.

         6.3      DETERMINATION OF BENEFITS IN EVENT OF DISABILITY

                           In the event of a Participant's Total and Permanent Disability prior to the Participant's Retirement Date or other termination of employment, all amounts credited to such Participant's Combined Account shall, if elected in the Adoption Agreement, become fully Vested. In the event of a Participant's Total and Permanent Disability, the Administrator, in accordance with the provisions of Sections 6.5 and 6.7, shall direct the distribution to such Participant of the entire Vested interest in the Plan.

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                                                       DEFINED CONTRIBUTION PLAN

         6.4      DETERMINATION OF BENEFITS UPON TERMINATION

                           (a) If a Participant's employment with the Employer is terminated for any reason other than death, Total and Permanent Disability, or retirement, then such Participant shall be entitled to such benefits as are provided herein.

                                    Distribution of the funds due to a
                  Terminated Participant shall be made on the occurrence of an event which would result in the distribution had the Terminated Participant remained in the employ of the Employer (upon the Participant's death, Total and Permanent Disability, Early or Normal Retirement). However, at the election of the Participant, the Administrator shall direct that the entire Vested portion of the Terminated Participant's Combined Account be payable to such Terminated Participant provided the conditions, if any, set forth in the Adoption Agreement have been satisfied. Any distribution under this paragraph shall be made in a manner which is consistent with and satisfies the provisions of Section 6.5, including but not limited to, all notice and consent requirements of Code Sections 411(a)(11) and 417 and the Regulations thereunder.

                                    Regardless of whether distributions in kind
                  are permitted, in the event the amount of the Vested portion of the Terminated Participant's Combined Account equals or exceeds the fair market value of any insurance Contracts, the Trustee, when so directed by the Administrator and agreed to by the Terminated Participant, shall assign, transfer, and set over to such Terminated Participant all Contracts on such Terminated Participant's life in such form or with such endorsements, so that the settlement options and forms of payment are consistent with the provisions of Section 6.5. In the event that the Terminated Participant's Vested portion does not at least equal the fair market value of the Contracts, if any, the Terminated Participant may pay over to the Trustee the sum needed to make the distribution equal to the value of the Contracts being assigned or transferred, or the Trustee, pursuant to the Participant's election, may borrow the cash value of the Contracts from the Insurer so that the value of the Contracts is equal to the Vested portion of the Terminated Participant's Combined Account and then assign the Contracts to the Terminated Participant.

                                    Notwithstanding the above, unless otherwise
                  elected in the Adoption Agreement, if the value of a Terminated Participant's Vested benefit derived from Employer and Employee contributions does not exceed $5,000 (or, $3,500 for distributions made prior to the later of the first day of the first Plan Year beginning on or after August 5, 1997, or the date specified in the Adoption Agreement) the Administrator shall direct that the entire Vested benefit be paid to such Participant in a single lump-sum without regard to the consent of the Participant or the Participant's spouse. A Participant's Vested benefit shall not include Qualified Voluntary Employee Contributions within the meaning of Code
                  Section 72(o)(5)(B) for Plan Years beginning prior to January 1, 1989. Furthermore, the determination of whether the $5,000 (or, if applicable, $3,500) threshold has been exceeded is generally based on the value of the Vested benefit as of the Valuation Date preceding the date of the distribution. However, if the "lookback rule" applies, the applicable threshold is deemed to be exceeded if the Vested benefit exceeded the applicable threshold at the time of any prior distribution. The "lookback rule" generally applies to all distributions made prior to March 22, 1999. With respect to distributions made on or after March 22, 1999, the "lookback rule" applies if either (1) the provisions of Section 6.12 do not apply or (2) a Participant has begun to receive distributions pursuant to an optional form of benefit under which at least one scheduled periodic distribution has not yet been made, and if the value of the Participant's benefit, determined at the time of the first distribution under that optional form of benefit exceeded the applicable threshold. However, the Plan does not fail to satisfy the requirements of this paragraph if, prior to the adoption of this Prototype Plan, the "lookback rule" was applied to all distributions. Notwithstanding the preceding, the "lookback rule" will not apply to any distributions made on or after October 17, 2000.

                           (b) The Vested portion of any Participant's Account shall be a percentage of such Participant's Account determined on the basis of the Participant's number of Years of Service (or Periods of Service if the Elapsed Time Method is elected) according to the vesting schedule specified in the Adoption Agreement. However, a Participant's entire interest in the Plan shall be non-forfeitable upon the Participant's Normal Retirement Age (if the Participant is employed by the Employer on or after such date).

                           (c) For any Top Heavy Plan Year, the minimum top heavy vesting schedule elected by the Employer in the Adoption Agreement will automatically apply to the Plan. The minimum top heavy vesting schedule applies to all benefits within the meaning of Code Section 411(a)(7) except those attributable to Employee contributions, including benefits accrued before the effective date of Code Section 416 and benefits accrued before the Plan became top heavy. Further, no decrease in a Participant's Vested percentage shall occur in the event the Plan's status as top heavy changes for any Plan Year. However, this Section does not apply to the account balances of any Employee who does not have an Hour of Service after the Plan has initially become top heavy and the Vested percentage of such Employee's Participant's Account shall be determined without regard to this Section 6.4(c).

                                    If in any subsequent Plan Year the Plan
                  ceases to be a Top Heavy Plan, then unless a specific Plan amendment is made to provide otherwise, the Administrator will continue to use the vesting schedule in effect while the Plan was a Top Heavy Plan.

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                                                       DEFINED CONTRIBUTION PLAN

                           (d) Upon the complete discontinuance of the Employer's contributions to the Plan (if this is a profit sharing plan) or upon any full or partial termination of the Plan, all amounts then credited to the account of any affected Participant shall become 100% Vested and shall not thereafter be subject to Forfeiture.

                           (e) If this is an amended or restated Plan, then notwithstanding the vesting schedule specified in the Adoption Agreement, the Vested percentage of a Participant's Account shall not be less than the Vested percentage attained as of the later of the effective date or adoption date of this amendment and restatement. The computation of a Participant's nonforfeitable percentage of such Participant's interest in the Plan shall not be reduced as the result of any direct or indirect amendment to this Article, or due to changes in the Plan's status as a Top Heavy Plan. Furthermore, if the Plan's vesting schedule is amended, then the amended schedule will only apply to those Participants who complete an Hour of Service after the effective date of the amendment.

                           (f) If the Plan's vesting schedule is amended, or if the Plan is amended in any way that directly or indirectly affects the computation of the Participant's nonforfeitable percentage or if the Plan is deemed amended by an automatic change to a top heavy vesting schedule, then each Participant with at least three (3) Years of Service (or Periods of Service if the Elapsed Time Method is elected) as of the expiration date of the election period may elect to have such Participant's nonforfeitable percentage computed under the Plan without regard to such amendment or change. If a Participant fails to make such election, then such Participant shall be subject to the new vesting schedule. The Participant's election period shall commence on the adoption date of the amendment and shall end sixty (60) days after the latest of:

                           (1)      the adoption date of the amendment,

                           (2)      the effective date of the amendment, or

                           (3) the date the Participant receives written notice of the amendment from the Employer or Administrator.

                           (g) In determining Years of Service or Periods of Service for purposes of vesting under the Plan, Years of Service or Periods of Service shall be excluded as elected in the Adoption Agreement.

         6.5      DISTRIBUTION OF BENEFITS

                           (a)(1) Unless otherwise elected as provided below, a Participant who is married on the Annuity Starting Date and who does not die before the Annuity Starting Date shall receive the value of all Plan benefits in the form of a Joint and Survivor Annuity. The Joint and Survivor Annuity is an annuity that commences immediately and shall be equal in value to a single life annuity. Such joint and survivor benefits following the Participant's death shall continue to the spouse during the spouse's lifetime at a rate equal to either fifty percent (50%), seventy-five percent (75%) (or, sixty-six and two-thirds percent (66 2/3%) if the Insurer used to provide the annuity does not offer a joint and seventyfive percent (75%) annuity), or one hundred percent (100%) of the rate at which such benefits were payable to the Participant. Unless otherwise elected in the Adoption Agreement, a joint and fifty percent (50%) survivor annuity shall be considered the designated qualified Joint and Survivor Annuity and the normal form of payment for the purposes of this Plan. However, the Participant may, without spousal consent, elect an alternative Joint and Survivor Annuity, which alternative shall be equal in value to the designated qualified Joint and Survivor Annuity. An unmarried Participant shall receive the value of such Participant's benefit in the form of a life annuity. Such unmarried Participant, however, may elect to waive the life annuity. The election must comply with the provisions of this Section as if it were an election to waive the Joint and Survivor Annuity by a married Participant, but without fulfilling the spousal consent requirement. The Participant may elect to have any annuity provided for in this Section distributed upon the attainment of the "earliest retirement age" under the Plan. The "earliest retirement age" is the earliest date on which, under the Plan, the Participant could elect to receive retirement benefits.

                           (2) Any election to waive the Joint and Survivor Annuity must be made by the Participant in writing (or in such other form as permitted by the IRS) during the election period and be consented to in writing (or in such other form as permitted by the IRS) by the Participant's spouse. If the spouse is legally incompetent to give consent, the spouse's legal guardian, even if such guardian is the Participant, may give consent. Such election shall designate a Beneficiary (or a form of benefits) that may not be changed without spousal consent (unless the consent of the spouse expressly permits designations by the Participant without the requirement of further consent by the spouse). Such spouse's consent shall be irrevocable and must acknowledge the effect of such election and be witnessed by a Plan representative or a notary public. Such consent shall not be required if it is established to the satisfaction of the Administrator that the required consent cannot be obtained because there is no spouse, the spouse cannot be located, or other circumstances that may be prescribed by Regulations. The election made by the Participant and consented to by such Participant's spouse may be revoked by the Participant in writing (or in such other form as permitted by the IRS) without the consent of the spouse at any time during the election period. A revocation of a prior election shall cause the Participant's benefits to be distributed as a Joint and Survivor Annuity. The number of revocations shall not be limited.

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                                                       DEFINED CONTRIBUTION PLAN

                           Any new election must comply with the requirements of this paragraph. A former spouse's waiver shall not be binding on a new spouse.

                           (3) The election period to waive the Joint and Survivor Annuity shall be the ninety (90) day period ending on the Annuity Starting Date.

                           (4) For purposes of this Section, spouse or surviving spouse means the spouse or surviving spouse of the Participant, provided that a former spouse will be treated as the spouse or surviving spouse and a current spouse will not be treated as the spouse or surviving spouse to the extent provided under a qualified domestic relations order as described in Code Section 414(p).

                           (5) With regard to the election, except as otherwise provided herein, the Administrator shall provide to the Participant no less than thirty (30) days and no more than ninety (90) days before the Annuity Starting Date a written (or such other form as permitted by the IRS) explanation of:

                                    (i)      the terms and conditions of the
                                    Joint and Survivor Annuity,

                                    (ii)     the Participant's right to make and
                                    the effect of an election to waive the Joint and Survivor Annuity,

                                    (iii)    the right of the Participant's
                                    spouse to consent to any election to waive the Joint and Survivor Annuity, and

                                    (iv)     the right of the Participant to
                                    revoke such election, and the effect of such revocation.

                           (6) Any distribution provided for in this Section made on or after December 31, 1996, may commence less than thirty (30) days after the notice required by Code Section 417(a)(3) is given provided the following requirements are satisfied:

                                    (i)      the Administrator clearly informs
                                    the Participant that the Participant has a right to a period of thirty (30) days after receiving the notice to consider whether to waive the Joint and Survivor Annuity and to elect (with spousal consent) a form of distribution other than a Joint and Survivor Annuity;

                                    (ii)     the Participant is permitted to
                                    revoke any affirmative distribution election at least until the Annuity Starting Date or, if later, at any time prior to the expiration of the seven (7) day period that begins the day after the explanation of the Joint and Survivor Annuity is provided to the Participant;

                                    (iii)    the Annuity Starting Date is after
                                    the time that the explanation of the Joint and Survivor Annuity is provided to the Participant. However, the Annuity Starting Date may be before the date that any affirmative distribution election is made by the Participant and before the date that the distribution is permitted to commence under
                                    (iv) below; and

                                    (iv)     distribution in accordance with the
                                    affirmative election does not commence
                                    before the expiration of the seven (7) day period that begins the day after the explanation of the Joint and Survivor Annuity is provided to the Participant.

                           (b) In the event a married Participant duly elects pursuant to paragraph (a)(2) above not to receive the benefit in the form of a Joint and Survivor Annuity, or if such Participant is not married, in the form of a life annuity, the Administrator, pursuant to the election of the Participant, shall direct the distribution to a Participant or Beneficiary any amount to which the Participant or Beneficiary is entitled under the Plan in one or more of the following methods which are permitted pursuant to the Adoption
                  Agreement:

                           (1) One lump-sum payment in cash or in property that is allocated to the accounts of the Participant at the time of the distribution;

                           (2)      Partial withdrawals;

                           (3) Payments over a period certain in monthly, quarterly, semiannual, or annual cash installments. In order to provide such installment payments, the Administrator may (A) segregate the aggregate amount thereof in a separate, federally insured savings account, certificate of deposit in a bank or savings and loan association, money market certificate or other liquid short-term security or (B) purchase a nontransferable annuity contract for a term certain (with no life contingencies) providing for such payment. The period over

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                                                       DEFINED CONTRIBUTION PLAN

                           which such payment is to be made shall not extend beyond the Participant's life expectancy (or the life expectancy of the Participant and the Participant's designated Beneficiary);

                           (4) Purchase of or providing an annuity. However, such annuity may not be in any form that will provide for payments over a period extending beyond either the life of the Participant (or the lives of the Participant and the Participant's designated Beneficiary) or the life expectancy of the Participant (or the life expectancy of the Participant and the Participant's designated Beneficiary).

                           (c) Benefits may not be paid without the Participant's and the Participant's spouse's consent if the present value of the Participant's Joint and Survivor Annuity derived from Employer and Employee contributions exceeds, or has ever exceeded, $5,000 (or $3,500, for distributions made prior to the later of the first day of the first Plan Year beginning after August 5, 1997, or the date specified in the Adoption Agreement) and the benefit is "immediately distributable." However, spousal consent is not required if the distribution will made in the form a Qualified Joint and Survivor Annuity and the benefit is "immediately distributable." A benefit is "immediately distributable" if any part of the benefit could be distributed to the Participant (or surviving spouse) before the Participant attains (or would have attained if not deceased) the later of the Participant's Normal Retirement Age or age 62.

                           If the value of the Participant's benefit derived
                  from Employer and Employee contributions does not exceed, and has never exceeded at the time of any prior distribution, $5,000 (or, if applicable, $3,500), then the Administrator will distribute such benefit in a lump-sum without such Participant's consent. No distribution may be made under the preceding sentence after the Annuity Starting Date unless the Participant and the Participant's spouse consent in writing (or in such other form as permitted by the IRS) to such distribution. Any consent required under this paragraph must be obtained not more than ninety (90) days before commencement of the distribution and shall be made in a manner consistent with Section 6.5(a)(2). Notwithstanding the preceding, the "lookback rule" (which provides that if the present value at the time of a prior distribution exceeded the applicable dollar threshold, then the present value at any subsequent time is deemed to exceed the threshold) will not apply to any distributions made on or after October 17, 2000.

                           (d) The following rules will apply with respect to the consent requirements set forth in subsection (c):

                           (1) No consent shall be valid unless the Participant has received a general description of the material features and an explanation of the relative values of the optional forms of benefit available under the Plan that would satisfy the notice requirements of Code Section 417;

                           (2) The Participant must be informed of the right to defer receipt of the distribution. If a Participant fails to consent, it shall be deemed an election to defer the commencement of payment of any benefit. However, any election to defer the receipt of benefits shall not apply with respect to distributions that are required under Section 6.5(e);

                           (3) Notice of the rights specified under this paragraph shall be provided no less than thirty (30) days and no more than ninety (90) days before the Annuity Starting Date;

                           (4) Written (or such other form as permitted by the IRS) consent of the Participant to the distribution must not be made before the Participant receives the notice and must not be made more than ninety (90) days before the Annuity Starting Date; and

                           (5) No consent shall be valid if a significant detriment is imposed under the Plan on any Participant who does not consent to the distribution.

                           (e) Notwithstanding any provision in the Plan to the contrary, for Plan Years beginning after December 31, 1996, the distribution of a Participant's benefits, whether under the Plan or through the purchase of an annuity Contract, shall be made in accordance with the following requirements and shall otherwise comply with Code Section 401(a)(9) and the Regulations thereunder (including Regulation 1.401(a)(9)-2):

                           (1) A Participant's benefits will be distributed or must begin to be distributed not later than the Participant's "required beginning date." Alternatively, distributions to a Participant must begin no later than the Participant's "required beginning date" and must be made over the life of the Participant (or the lives of the Participant and the Participant's designated Beneficiary) or the life expectancy of the Participant (or the life expectancies of the Participant and the Participant's designated Beneficiary) in accordance with Regulations. However, if the distribution is to be in the form of a joint and survivor annuity or single life annuity, then distributions must begin no later than the "required beginning date" and must be made over the life of the Participant (or the lives of the Participant and the Participant's designated Beneficiary) in accordance with Regulations.

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                                                       DEFINED CONTRIBUTION PLAN

                           (2)      The "required beginning date" for a
                           Participant who is a "five percent (5%) owner" with respect to the Plan Year ending in the calendar year in which such Participant attains age 70 1/2 means April 1st of the calendar year following the calendar year in which the Participant attains age 70 1/2. Once distributions have begun to a "five percent (5%) owner" under this subsection, they must continue to be distributed, even if the Participant ceases to be a "five percent (5%) owner" in a subsequent year.

                           (3)      The "required beginning date" for a
                           Participant other than a "five percent (5%) owner" means, unless the Employer has elected to continue the pre-SBJPA rules in the Adoption Agreement, April 1st of the calendar year following the later of the calendar year in which the Participant attains age 70 1/2 or the calendar year in which the Participant retires.

                           (4) If the election is made to continue the pre-SBJPA rules, then except as provided below, the "required beginning date" is April 1st of the calendar year following the calendar year in which a Participant attains age 70 1/2.

                                    (i)      However, the "required beginning
                                    date" for a Participant who had attained age
                                    70 1/2 before January 1, 1988, and was not a five percent (5%) owner (within the meaning of Code Section 416) at any time during the Plan Year ending with or within the calendar year in which the Participant attained age 66 1/2 or any subsequent Plan Year, is April 1st of the calendar year following the calendar in which the Participant retires.

                                    (ii)     Notwithstanding (i) above, the
                                    "required beginning date" for a Participant who was a five percent (5%) owner (within the meaning of Code Section 416) at any time during the five (5) Plan Year period ending in the calendar year in which the Participant attained age 70 1/2 is April 1st of the calendar year in which the Participant attained age 70 1/2. In the case of a Participant who became a five percent (5%) owner during any Plan Year after the calendar year in which the Participant attained age 70 1/2, the "required beginning date" is April 1st of the calendar year following the calendar year in which such subsequent Plan Year ends.

                           (5) If this is an amendment or restatement of a plan that contained the pre-SBJPA rules and an election is made to use the post-SBJPA rules, then the transition rules elected in the Adoption Agreement will apply.

                           (6) Except as otherwise provided herein, "five percent (5%) owner" means, for purposes of this Section, a Participant who is a five percent (5%) owner as defined in Code Section 416 at any time during the Plan Year ending with or within the calendar year in which such owner attains age 70 1/2.

                           (7) Distributions to a Participant and such Participant's Beneficiaries will only be made in accordance with the incidental death benefit requirements of Code Section 401(a)(9)(G) and the Regulations thereunder.

                           (8) For purposes of this Section, the life expectancy of a Participant and/or a Participant's spouse (other than in the case of a life annuity) shall or shall not be redetermined annually as elected in the Adoption Agreement and in accordance with Regulations. If the Participant or the Participant's spouse may elect, pursuant to the Adoption Agreement, to have life expectancies recalculated, then the election, once made shall be irrevocable. If no election is made by the time distributions must commence, then the life expectancy of the Participant and the Participant's spouse shall not be subject to recalculation. Life expectancy and joint and last survivor life expectancy shall be computed using the return multiples in Tables V and VI of Regulation Section 1.72-9.

                           (9) With respect to distributions under the Plan made for calendar years beginning on or after January 1, 2001, or if later, the date specified in the Adoption Agreement, the Plan will apply the minimum distribution requirements of Code Section 401(a)(9) in accordance with the Regulations under section 401(a)(9) that were proposed on January 17, 2001, notwithstanding any provision of the Plan to the contrary. This amendment shall continue in effect until the end of the last calendar year beginning before the effective date of final Regulations under section 401(a)(9) or such other date as may be specified in guidance published by the Internal Revenue Service.

                           However, if the date specified in the Adoption Agreement is a date in 2001 other than January 1, 2001, then with respect to distributions under the Plan made on or after such date for calendar years beginning on or after January 1, 2001, the Plan will apply the minimum distribution requirements of Code
                           Section 401(a)(9) in accordance with the Regulations under section 401(a)(9) that were proposed on January 17, 2001, notwithstanding any provision of the Plan to the contrary. If the total amount of required minimum distributions made to a participant for 2001 prior to the specified date are equal to or greater than the amount of required minimum distributions determined under the 2001 Proposed Regulations, then no additional distributions are required for such participant for 2001 on or after such date. If the total amount of required minimum distributions made to a participant for 2001 prior to the specified date are less than the amount

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                                                       DEFINED CONTRIBUTION PLAN

                           determined under the 2001 Proposed Regulations, then the amount of required minimum distributions for 2001 on or after such date will be determined so that the total amount of required minimum distributions for 2001 is the amount determined under the 2001 Proposed Regulations. This amendment shall continue in effect until the end of the last calendar year beginning before the effective date of final Regulations under section 401(a)(9) or such other date as may be specified in guidance published by the Internal Revenue Service.

                           (f) All annuity Contracts under this Plan shall be non-transferable when distributed. Furthermore, the terms of any annuity Contract purchased and distributed to a Participant or spouse shall comply with all of the requirements of this Plan.

                           (g) Subject to the spouse's right of consent afforded under the Plan, the restrictions imposed by this Section shall not apply if a Participant has, prior to January 1, 1984, made a written designation to have retirement benefits paid in an alternative method acceptable under Code
                  Section 401(a) as in effect prior to the enactment of the Tax Equity and Fiscal Responsibility Act of 1982 (TEFRA).

                           (h) If a distribution is made to a Participant who has not severed employment and who is not fully Vested in the Participant's Account, and the Participant may increase the Vested percentage in such account, then at any relevant time the Participant's Vested portion of the account will be equal to an amount ("X") determined by the formula:

                                 X equals P (AB plus D) - D

                                    For purposes of applying the formula: P is
                  the Vested percentage at the relevant time, AB is the account balance at the relevant time, D is the amount of distribution, and the relevant time is the time at which, under the Plan, the Vested percentage in the account cannot increase.

                                    However, the Employer may attach an addendum
                  to the Adoption Agreement to provide that a separate account shall be established for the Participant's interest in the Plan as of the time of the distribution, and at any relevant time the Participant's Vested portion of the separate account will be equal to an amount determined as follows: P (AB plus (R x D)) - (R x D) where R is the ratio of the account balance at the relevant time to the account balance after distribution and the other terms have the same meaning as in the preceding paragraph. Any amendment to change the formula in accordance with the preceding sentence shall not be considered an amendment which causes this Plan to become an individually designed Plan.

                           (i) If this is a Plan amendment that eliminates or restricts the ability of a Participant to receive payment of the Participant's interest in the Plan under a particular optional form of benefit, then the amendment shall not apply to any distribution with an annuity starting date earlier than the earlier of: (i) the 90th day after the date the Participant receiving the distribution has been furnished a summary that reflects the amendment and that satisfies the Act requirements at 29 CFR 2520.104b-3 relating to a summary of material modifications or (ii) the first day of the second Plan Year following the Plan Year in which the amendment is adopted.

         6.6      DISTRIBUTION OF BENEFITS UPON DEATH

                           (a) Unless otherwise elected as provided below, a Vested Participant who dies before the Annuity Starting Date and who has a surviving spouse shall have the Pre-Retirement Survivor Annuity paid to the surviving spouse. The Participant's spouse may direct that payment of the Pre-Retirement Survivor Annuity commence within a reasonable period after the Participant's death. If the spouse does not so direct, payment of such benefit will commence at the time the Participant would have attained the later of Normal Retirement Age or age 62. However, the spouse may elect a later commencement date. Any distribution to the Participant's spouse shall be subject to the rules specified in Section 6.6(h).

                           (b) Any election to waive the Pre-Retirement Survivor Annuity before the Participant's death must be made by the Participant in writing (or in such other form as permitted by the IRS) during the election period and shall require the spouse's irrevocable consent in the same manner provided for in Section 6.5(a)(2). Further, the spouse's consent must acknowledge the specific nonspouse Beneficiary. Notwithstanding the foregoing, the nonspouse Beneficiary need not be acknowledged, provided the consent of the spouse acknowledges that the spouse has the right to limit consent only to a specific Beneficiary and that the spouse voluntarily elects to relinquish such right.

                           (c)      The election period to waive the
                  Pre-Retirement Survivor Annuity shall begin on the first day of the Plan Year in which the Participant attains age 35 and end on the date of the Participant's death. An earlier waiver (with spousal consent) may be made provided a written (or such other form as permitted by the IRS) explanation of the Pre-Retirement Survivor Annuity is given to the Participant and such waiver becomes invalid at the beginning of the Plan Year in which the Participant turns age 35. In the event a Participant separates from service prior to the beginning of the election period, the election period shall begin on the date of such separation from service.

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                                                       DEFINED CONTRIBUTION PLAN

                           (d)      With regard to the election, the
                  Administrator shall provide each Participant within the applicable election period, with respect to such Participant (and consistent with Regulations), a written (or such other form as permitted by the IRS) explanation of the Pre-Retirement Survivor Annuity containing comparable information to that required pursuant to Section 6.5(a)(5). For the purposes of this paragraph, the term "applicable period" means, with respect to a Participant, whichever of the following periods ends last:

                           (1) The period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35;

                           (2) A reasonable period after the individual becomes a Participant;

                           (3) A reasonable period ending after the Plan no longer fully subsidizes the cost of the Pre-Retirement Survivor Annuity with respect to the Participant; or

                           (4)      A reasonable period ending after Code
                           Section 401(a)(11) applies to the Participant.

                           For purposes of applying this subsection, a reasonable period ending after the enumerated events described in (2), (3) and (4) is the end of the two
                           (2) year period beginning one (1) year prior to the date the applicable event occurs, and ending one (1) year after that date. In the case of a Participant who separates from service before the Plan Year in which age 35 is attained, notice shall be provided within the two (2) year period beginning one (1) year prior to separation and ending one (1) year after separation. If such a Participant thereafter returns to employment with the Employer, the applicable period for such Participant shall be redetermined.

                           (e) The Pre-Retirement Survivor Annuity provided for in this Section shall apply only to Participants who are credited with an Hour of Service on or after August 23, 1984. Former Participants who are not credited with an Hour of Service on or after August 23, 1984, shall be provided with rights to the Pre-Retirement Survivor Annuity in accordance with Section 303(e)(2) of the Retirement Equity Act of 1984.

                           (f) If the value of the Pre-Retirement Survivor Annuity derived from Employer and Employee contributions does not exceed, and has never exceeded at the time of any prior distribution, $5,000 (or, $3,500 for distributions made prior to the later of the first day of the first Plan Year beginning after August 5, 1997, or the date specified in the Adoption Agreement) the Administrator shall direct the distribution of such amount to the Participant's spouse as soon as practicable. No distribution may be made under the preceding sentence after the Annuity Starting Date unless the spouse consents in writing (or in such other form as permitted by the IRS). If the value exceeds, or has ever exceeded at the time of any prior distribution, $5,000 (or, if applicable, $3,500), an immediate distribution of the entire amount may be made to the surviving spouse, provided such surviving spouse consents in writing (or in such other form as permitted by the IRS) to such distribution. Any consent required under this paragraph must be obtained not more than ninety (90) days before commencement of the distribution and shall be made in a manner consistent with Section 6.5(a)(2). Notwithstanding the preceding, the "lookback rule" (which provides that if the present value at the time of a prior distribution exceeded the applicable dollar threshold, then the present value at any subsequent time is deemed to exceed the threshold) will not apply to any distributions made on or after October 17, 2000.

                           (g)      Death benefits may be paid to a
                  Participant's Beneficiary in one of the following optional forms of benefits subject to the rules specified in Section 6.6(h) and the elections made in the Adoption Agreement. Such optional forms of distributions may be elected by the Participant in the event there is an election to waive the Pre-Retirement Survivor Annuity, and for any death benefits in excess of the Pre-Retirement Survivor Annuity. However, if no optional form of distribution was elected by the Participant prior to death, then the Participant's Beneficiary may elect the form of distribution:

                           (1) One lump-sum payment in cash or in property that is allocated to the accounts of the Participant at the time of the distribution.

                           (2)      Partial withdrawals.

                           (3) Payment in monthly, quarterly, semi-annual, or annual cash installments over a period to be determined by the Participant or the Participant's Beneficiary. In order to provide such installment payments, the Administrator may (A) segregate the aggregate amount thereof in a separate, federally insured savings account, certificate of deposit in a bank or savings and loan association, money market certificate or other liquid short-term security or
                           (B) purchase a nontransferable annuity contract for a term certain (with no life contingencies) providing for such payment. After periodic installments commence, the Beneficiary shall have the right to reduce the period over which such periodic installments shall be made, and the cash amount of such periodic installments shall be adjusted accordingly.

                           (4) In the form of an annuity over the life expectancy of the Beneficiary.

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                                                       DEFINED CONTRIBUTION PLAN

                           (5)      If death benefits in excess of the
                           Pre-Retirement Survivor Annuity are to be paid to the surviving spouse, such benefits may be paid pursuant to (1), (2) or (3) above, or used to purchase an annuity so as to increase the payments made pursuant to the Pre-Retirement Survivor Annuity.

                           (h) Notwithstanding any provision in the Plan to the contrary, distributions upon the death of a Participant shall be made in accordance with the following requirements and shall otherwise comply with Code Section 401(a)(9) and the Regulations thereunder.

                           (1)      If it is determined, pursuant to
                           Regulations, that the distribution of a Participant's interest has begun and the Participant dies before the entire interest has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution elected pursuant to Section 6.5 as of the date of death.

                           (2) If a Participant dies before receiving any distributions of the interest in the Plan or before distributions are deemed to have begun pursuant to Regulations, then the death benefit shall be distributed to the Participant's Beneficiaries in accordance with the following rules subject to the elections made in the Adoption Agreement and subsections 6.6(h)(3) and 6.6(i) below:

                                    (i)      The entire death benefit shall be
                                    distributed to the Participant's
                                    Beneficiaries by December 31st of the
                                    calendar year in which the fifth anniversary of the Participant's death occurs;

                                    (ii)     The 5-year distribution requirement
                                    of (i) above shall not apply to any portion of the deceased Participant's interest which is payable to or for the benefit of a designated Beneficiary. In such event, such portion shall be distributed over the life of such designated Beneficiary (or over a period not extending beyond the life expectancy of such designated Beneficiary) provided such distribution begins not later than December 31st of the calendar year immediately following the calendar year in which the Participant died (or such later date as may be prescribed by Regulations);

                                    (iii)    However, in the event the
                                    Participant's spouse (determined as of the date of the Participant's death) is the designated Beneficiary, the provisions of
                                    (ii) above shall apply except that the
                                    requirement that distributions commence
                                    within one year of the Participant's death shall not apply. In lieu thereof, distributions must commence on or before the later of: (1) December 31st of the calendar year immediately following the calendar year in which the Participant died; or (2) December 31st of the calendar year in which the Participant would have attained age 70 1/2. If the surviving spouse dies before distributions to such spouse begin, then the 5-year distribution requirement of this Section shall apply as if the spouse was the Participant.

                           (3) Notwithstanding subparagraph (2) above, or any elections made in the Adoption Agreement, if a Participant's death benefits are to be paid in the form of a Pre-Retirement Survivor Annuity, then distributions to the Participant's surviving spouse must commence on or before the later of: (1) December 31st of the calendar year immediately following the calendar year in which the Participant died; or (2) December 31st of the calendar year in which the Participant would have attained age 70 1/2.

                           (i) For purposes of Section 6.6(h)(2), the election by a designated Beneficiary to be excepted from the 5-year distribution requirement (if permitted in the Adoption Agreement) must be made no later than December 31st of the calendar year following the calendar year of the Participant's death. Except, however, with respect to a designated Beneficiary who is the Participant's surviving spouse, the election must be made by the earlier of: (1) December 31st of the calendar year immediately following the calendar year in which the Participant died or, if later, December 31st of the calendar year in which the Participant would have attained age 70 1/2; or (2) December 31st of the calendar year which contains the fifth anniversary of the date of the Participant's death. An election by a designated Beneficiary must be in writing (or in such other form as permitted by the IRS) and shall be irrevocable as of the last day of the election period stated herein. In the absence of an election by the Participant or a designated Beneficiary, the 5-year distribution requirement shall apply.

                           (j) For purposes of this Section, the life expectancy of a Participant and a Participant's spouse (other than in the case of a life annuity) shall or shall not be redetermined annually as elected in the Adoption Agreement and in accordance with Regulations. If the Participant may elect, pursuant to the Adoption Agreement, to have life expectancies recalculated, then the election, once made shall be irrevocable. If no election is made by the time distributions must commence, then the life expectancy of the Participant and the Participant's spouse shall not be subject to recalculation. Life expectancy and joint and last survivor life expectancy shall be computed using the return multiples in Tables V and VI of Regulation Section 1.72-9.

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                                                       DEFINED CONTRIBUTION PLAN

                           (k) For purposes of this Section, any amount paid to a child of the Participant will be treated as if it had been paid to the surviving spouse if the amount becomes payable to the surviving spouse when the child reaches the age of majority.

                           (l) In the event that less than one hundred percent (100%) of a Participant's interest in the Plan is distributed to such Participant's spouse, the portion of the distribution attributable to the Participant's Voluntary Contribution Account shall be in the same proportion that the Participant's Voluntary Contribution Account bears to the Participant's total interest in the Plan.

                           (m) Subject to the spouse's right of consent afforded under the Plan, the restrictions imposed by this Section shall not apply if a Participant has, prior to January 1, 1984, made a written designation to have death benefits paid in an alternative method acceptable under Code Section 401(a) as in effect prior to the enactment of the Tax Equity and Fiscal Responsibility Act of 1982 (TEFRA).

         6.7      TIME OF DISTRIBUTION

                           Except as limited by Sections 6.5 and 6.6, whenever a distribution is to be made, or a series of payments are to commence, the distribution or series of payments may be made or begun on such date or as soon thereafter as is practicable. However, unless a Former Participant elects in writing to defer the receipt of benefits (such election may not result in a death benefit that is more than incidental), the payment of benefits shall begin not later than the sixtieth (60th) day after the close of the Plan Year in which the latest of the following events occurs: (a) the date on which the Participant attains the earlier of age 65 or the Normal Retirement Age specified herein; (b) the tenth (10th) anniversary of the year in which the Participant commenced participation in the Plan; or (c) the date the Participant terminates service with the Employer.

                           Notwithstanding the foregoing, the failure of a Participant and, if applicable, the Participant's spouse, to consent to a distribution that is "immediately distributable" (within the meaning of Section 6.5(d)), shall be deemed to be an election to defer the commencement of payment of any benefit sufficient to satisfy this Section.

         6.8      DISTRIBUTION FOR MINOR OR INCOMPETENT BENEFICIARY

                           In the event a distribution is to be made to a minor or incompetent Beneficiary, then the Administrator may direct that such distribution be paid to the legal guardian, or if none in the case of a minor Beneficiary, to a parent of such Beneficiary, or to the custodian for such Beneficiary under the Uniform Gift to Minors Act or Gift to Minors Act, if such is permitted by the laws of the state in which said Beneficiary resides. Such a payment to the legal guardian, custodian or parent of a minor or incompetent Beneficiary shall fully discharge the Trustee, Employer, and Plan from further liability on account thereof.

         6.9      LOCATION OF PARTICIPANT OR BENEFICIARY UNKNOWN

                           In the event that all, or any portion, of the distribution payable to a Participant or Beneficiary hereunder shall, at the later of the Participant's attainment of age 62 or Normal Retirement Age, remain unpaid solely by reason of the inability of the Administrator, after sending a registered letter, return receipt requested, to the last known address, and after further diligent effort, to ascertain the whereabouts of such Participant or Beneficiary, the amount so distributable shall be treated as a Forfeiture pursuant to the Plan. Notwithstanding the foregoing, if the value of a Participant's Vested benefit derived from Employer and Employee contributions does not exceed $5,000, then the amount distributable may be treated as a Forfeiture at the time it is determined that the whereabouts of the Participant or the Participant's Beneficiary can not be ascertained. In the event a Participant or Beneficiary is located subsequent to the Forfeiture, such benefit shall be restored, first from Forfeitures, if any, and then from an additional Employer contribution, if necessary. Upon Plan termination, the portion of the distributable amount that is an "eligible rollover distribution" as defined in Plan Section 6.14(b)(1) may be paid directly to an individual retirement account described in Code Section 408(a) or an individual retirement annuity described in Code Section 408(b). However, regardless of the preceding, a benefit that is lost by reason of escheat under applicable state law is not treated as a Forfeiture for purposes of this Section nor as an impermissible forfeiture under the Code.

         6.10     IN-SERVICE DISTRIBUTION

                           For Profit Sharing Plans and 401(k) Profit Sharing Plans, if elected in the Adoption Agreement, at such time as the conditions set forth in the Adoption Agreement have been satisfied, then the Administrator, at the election of a Participant who has not severed employment with the Employer, shall direct the distribution of up to the entire Vested amount then credited to the accounts as elected in the Adoption Agreement maintained on behalf of such Participant. In the event that the Administrator makes such a distribution, the Participant shall continue to be eligible to participate in the Plan on the same basis as any other Employee. Any distribution made pursuant to this Section shall be made in a manner consistent with Section 6.5, including, but not limited to, all notice and consent requirements of Code Sections 411(a)(11) and 417 and the Regulations thereunder. Furthermore, if an in-service distribution is permitted from more than one account type, the Administrator may determine any ordering of a Participant's in-service distribution from such accounts.

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                                                       DEFINED CONTRIBUTION PLAN

         6.11     ADVANCE DISTRIBUTION FOR HARDSHIP

                           (a) For Profit Sharing Plans and 401(k) Plans (except to the extent Section 12.9 applies), if elected in the Adoption Agreement, the Administrator, at the election of the Participant, shall direct the distribution to any Participant in any one Plan Year up to the lesser of 100% of the Vested interest of the Participant's Combined Account valued as of the last Valuation Date or the amount necessary to satisfy the immediate and heavy financial need of the Participant. Any distribution made pursuant to this Section shall be deemed to be made as of the first day of the Plan Year or, if later, the Valuation Date immediately preceding the date of distribution, and the account from which the distribution is made shall be reduced accordingly. Withdrawal under this Section shall be authorized only if the distribution is for an immediate and heavy financial need. The Administrator will determine whether there is an immediate and heavy financial need based on the facts and circumstances. An immediate and heavy financial need includes, but is not limited to, a distribution for one of the following:

                           (1) Medical expenses described in Code Section 213(d) incurred by the Participant, the Participant's spouse, or any of the Participant's dependents (as defined in Code Section 152) or necessary for these persons to obtain medical care as described in Code
                           Section 213(d);

                           (2) Costs directly related to the purchase (excluding mortgage payments) of a principal residence for the Participant;

                           (3) Funeral expenses for a member of the Participant's family;

                           (4) Payment of tuition, related educational fees, and room and board expenses, for the next twelve (12) months of post-secondary education for the Participant, the Participant's spouse, children, or dependents (as defined in Code Section 152); or

                           (5) Payments necessary to prevent the eviction of the Participant from the Participant's principal residence or foreclosure on the mortgage on that residence.

                           (b) If elected in the Adoption Agreement, no distribution shall be made pursuant to this Section from the Participant's Account until such Account has become fully Vested. Furthermore, if a hardship distribution is permitted from more than one account type, the Administrator may determine any ordering of a Participant's hardship distribution from such accounts.

                           (c) Any distribution made pursuant to this Section shall be made in a manner which is consistent with and satisfies the provisions of Section 6.5, including, but not limited to, all notice and consent requirements of Code Sections 411(a)(11) and 417 and the Regulations thereunder.

         6.12     SPECIAL RULE FOR CERTAIN PROFIT SHARING PLANS

                           (a) The provisions of this Section apply to a Participant in a Profit Sharing Plan or 401(k) Profit Sharing Plan to the extent elected in the Adoption Agreement.

                           (b) If an election is made to not offer life annuities as a form of distribution, then a Participant shall be prohibited from electing benefits in the form of a life annuity and the Joint and Survivor Annuity provisions of
                  Section 6.5 shall not apply.

                           (c) If an election is made to offer life annuities as a form of distribution but not as the normal form of distribution, then the Joint and Survivor Annuity provisions of Section 6.5 shall not apply if a Participant does not elect an annuity form of distribution. Furthermore, subsection (e) shall not apply if a Participant elects an annuity form of distribution.

                           (d)      Notwithstanding anything in Sections 6.2 and
                  6.6 to the contrary, upon the death of a Participant, the automatic form of distribution will be a lump-sum rather than a Qualified Pre-Retirement Survivor Annuity. Furthermore, the Participant's spouse will be the Beneficiary of the Participant's entire Vested interest in the Plan unless an election is made to waive the spouse as Beneficiary. The other provisions in Section 6.2 shall be applied by treating the death benefit in this subsection as though it is a Qualified Pre-Retirement Survivor Annuity.

                           (e) Except to the extent otherwise provided in this Section, the provisions of Sections 6.2, 6.5 and 6.6 regarding spousal consent shall be inoperative with respect to this Plan.

                           (f) If a distribution is one to which Code Sections 401(a)(11) and 417 do not apply, such distribution may commence less than thirty (30) days after the notice required under Regulation 1.411(a)-11(c) is given, provided that:

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                                                       DEFINED CONTRIBUTION PLAN

                           (1) the Plan Administrator clearly informs the Participant that the Participant has a right to a period of at least thirty (30) days after the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

                           (2) the Participant, after receiving the notice, affirmatively elects a distribution.

         6.13     QUALIFIED DOMESTIC RELATIONS ORDER DISTRIBUTION

                           All rights and benefits, including elections, provided to a Participant in this Plan shall be subject to the rights afforded to any "alternate payee" under a "qualified domestic relations order." Furthermore, a distribution to an "alternate payee" shall be permitted if such distribution is authorized by a "qualified domestic relations order," even if the affected Participant has not reached the "earliest retirement age" under the Plan. For the purposes of this Section, "alternate payee," "qualified domestic relations order" and "earliest retirement age" shall have the meanings set forth under Code
         Section 414(p).

         6.14     DIRECT ROLLOVERS

                           (a) Notwithstanding any provision of the Plan to the contrary that would otherwise limit a "distributee's" election under this Section, a "distributee" may elect, at the time and in the manner prescribed by the Administrator, to have any portion of an "eligible rollover distribution" that is equal to at least $500 paid directly to an "eligible retirement plan" specified by the "distributee" in a "direct rollover."

                           (b) For purposes of this Section, the following definitions shall apply:

                           (1) An "eligible rollover distribution" means any distribution described in Code Section 402(c)(4) and generally includes any distribution of all or any portion of the balance to the credit of the distributee, except that an "eligible rollover distribution" does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the "distributee" or the joint lives (or joint life expectancies) of the "distributee" and the "distributee's" designated beneficiary, or for a specified period of ten (10) years or more; any distribution to the extent such distribution is required under Code Section 401(a)(9); the portion of any other distribution(s) that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); for distributions made after December 31, 1998, any hardship distribution described in Code Section 401(k)(2)(B)(i)(IV); and any other distribution reasonably expected to total less than $200 during a year.

                           (2)      An "eligible retirement plan" is an
                           individual retirement account described in Code
                           Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a), or a qualified plan described in Code Section 401(a), that accepts the "distributee's" "eligible rollover distribution." However, in the case of an "eligible rollover distribution" to the surviving spouse, an "eligible retirement plan" is an individual retirement account or individual retirement annuity.

                           (3) A "distributee" includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), are distributees with regard to the interest of the spouse or former spouse.

                           (4) A "direct rollover" is a payment by the Plan to the "eligible retirement plan" specified by the "distributee."

         6.15     TRANSFER OF ASSETS FROM A MONEY PURCHASE PLAN

                           (a) This Section shall be effective as of the following date:

                           (1) for Plans not entitled to extended reliance as described in Revenue Ruling 94-76, the first day of the first Plan Year beginning on or after December 12, 1994, or if later, 90 days after December 12, 1994; or

                           (2) for Plans entitled to extended reliance as described in Revenue Ruling 94-76, as of the first day of the first Plan Year following the Plan Year in which the extended reliance period applicable to the Plan ends. However, in the event of a transfer of assets to the Plan from a money purchase plan that occurs after the date of the most recent determination letter, the effective date of the amendment shall be the date immediately preceding the date of such transfer of assets.

                           (b) Notwithstanding any provision of this Plan to the contrary, to the extent that any optional form of benefit under this Plan permits a distribution prior to the Employee's retirement, death, disability, or severance from employment, and prior to Plan termination, the optional form of benefit is not available with respect to benefits

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                                                       DEFINED CONTRIBUTION PLAN

                  attributable to assets (including the post-transfer earnings thereon) and liabilities that are transferred, within the meaning of Code Section 414(l), to this Plan from a money purchase pension plan qualified under Code Section 401(a) (other than any portion of those assets and liabilities attributable to after-tax voluntary Employee contributions or to a direct or indirect rollover contribution).

         6.16     ELECTIVE TRANSFERS OF BENEFITS TO OTHER PLANS

                           (a) If a voluntary, fully-informed election is made by a Participant, then if the conditions set forth herein are satisfied, a Participant's entire benefit may be transferred between qualified plans (other than any direct rollover described in Q&A-3 of Regulation 1.401(a)(31)-1). As an alternative to the transfer, the Participant may elect to retain the Participant's "Section 411(d)(6) protected benefits" under the Plan (or, if the plan is terminating, to receive any optional form of benefit for which the Participant is eligible under the plan as required by Code Section 411(d)(6)). A transfer between qualified plans may only be made pursuant to this subsection if the following additional requirements are met:

                                    (i)      The transfer occurs at a time at
                                    which the participant's benefits are
                                    distributable. A Participant's benefits are distributable on a particular date if, on that date, the Participant is eligible, under the terms of the Plan, to receive an immediate distribution of these benefits (e.g., in the form of an immediately commencing annuity) from that plan under provisions of the plan not inconsistent with Code Section 401(a);

                                    (ii)     For transfers that occur on or
                                    after January 1, 2002, the transfer occurs at a time at which the Participant is not eligible to receive an immediate distribution of the participant's entire nonforfeitable accrued benefit in a single-sum distribution that would consist entirely of an eligible rollover distribution within the meaning of Code
                                    Section 401(a)(31)(C);

                                    (iii)    The participant is fully Vested in
                                    the transferred benefit in the transferee plan;

                                    (iv)     In the case of a transfer from a
                                    defined contribution plan to a defined
                                    benefit plan, the defined benefit plan
                                    provides a minimum benefit, for each
                                    Participant whose benefits are transferred, equal to the benefit, expressed as an annuity payable at normal retirement age, that is derived solely on the basis of the amount transferred with respect to such Participant; and

                                    (v)      The amount of the benefit
                                    transferred, together with the amount of any contemporaneous Code Section 401(a)(31) direct rollover to the transferee plan, equals the Participant's entire nonforfeitable accrued benefit under the Plan.

                           (b) If a voluntary, fully-informed election is made by a Participant, then if the conditions set forth herein are satisfied, a Participant's entire benefit may be transferred between qualified defined contribution plans (other than any direct rollover described in Q&A-3 of Regulation 1.401(a)(31)-1). As an alternative to the transfer, the Participant may elect to retain the Participant's "Section 411(d)(6) protected benefits" under the Plan (or, if the plan is terminating, to receive any optional form of benefit for which the Participant is eligible under the plan as required by Code Section 411(d)(6)). A transfer between qualified plans may only be made pursuant to this subsection if the following additional requirements are met:

                                    (i)      To the extent the benefits are
                                    transferred from a money purchase pension plan, the transferee plan must be a money purchase pension plan. To the extent the benefits being transferred are part of a qualified cash or deferred arrangement under Code Section 401(k), the benefits must be transferred to a qualified cash or deferred arrangement under Code Section 401(k). Benefits transferred from a profit-sharing plan other than from a qualified cash or deferred arrangement, or from a stock bonus plan other than an employee stock ownership plan, may be transferred to any type of defined contribution plan; and

                                    (ii)     The transfer must be made either in
                                    connection with an asset or stock
                                    acquisition, merger, or other similar
                                    transaction involving a change in employer of the employees of a trade or business (i.e., an acquisition or disposition within the meaning of Regulation 1.410(b)-2(f)) or in connection with the Participant's change in employment status to an employment status with respect to which the Participant is not entitled to additional allocations under the Plan.

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                                                       DEFINED CONTRIBUTION PLAN

                                   ARTICLE VII
                              INVESTMENT PROVISIONS

         7.1      TRUST PROVISIONS

                           (a) If the Employer is using a trust with this Plan, the trust will be CitiStreet Retirement Services Directed-Trustee Agreement.

         7.2      INTENTIONALLY LEFT BANK

         7.3      INTENTIONALLY LEFT BLANK

         7.4      INTENTIONALLY LEFT BLANK

         7.5      LIFE INSURANCE

                           (a) The Trustee, at the direction of the Administrator and pursuant to instructions from the individual designated in the Adoption Agreement for such purpose and subject to the conditions set forth in the Adoption Agreement, shall ratably apply for, own, and pay all premiums on Contracts on the lives of the Participants or, in the case of Profit Sharing Plan (including a 401(k) plan), on the life of any person in whom the Participant has an insurable interest or on the joint lives of a Participant and any person in whom the Participant has an insurable interest. Any initial or additional Contract purchased on behalf of a Participant shall have a face amount of not less than $1,000, the amount set forth in the Adoption Agreement, or the limitation of the Insurer, whichever is greater. If a life insurance Contract is to be purchased for a Participant or Former Participant, then the aggregate premium for ordinary life insurance for each Participant or Former Participant must be less than 50% of the aggregate contributions and Forfeitures allocated to the Participant's or Former Participant's Combined Account. For purposes of this limitation, ordinary life insurance Contracts are Contracts with both non-decreasing death benefits and non-increasing premiums. If term insurance or universal life insurance is purchased, then the aggregate premium must be 25% or less of the aggregate contributions and Forfeitures allocated to the Participant's or Former Participant's Combined Account. If both term insurance and ordinary life insurance are purchased, then the premium for term insurance plus one-half of the premium for ordinary life insurance may not in the aggregate exceed 25% of the aggregate Employer contributions and Forfeitures allocated to the Participant's or Former Participant's Combined Account. Notwithstanding the preceding, the limitations imposed herein with respect to the purchase of life insurance shall not apply, in the case of a Profit Sharing Plan (including a 401(k) plan), to the portion of the Participant's Account that has accumulated for at least two (2) Plan Years or to the entire Participant's Account if the Participant has been a Participant in the Plan for at least five (5) years. Amounts transferred to this Plan in accordance with Section 4.6(e)(ii), (iii) or (v) and a Participant's or Former Participant's Voluntary Contribution Account may be used to purchase Contracts without limitation.

                           (b) The Trustee must distribute the Contracts to the Participant or Former Participant or convert the entire value of the Contracts at or before retirement into cash or provide for a periodic income so that no portion of such value may be used to continue life insurance protection beyond commencement of benefits. Furthermore, if a Contract is purchased on the joint lives of the Participant and another person and such other person predeceases the Participant, then the Contract may not be maintained under this Plan.

                           (c) Notwithstanding anything herein above to the contrary, amounts credited to a Participant's Qualified Voluntary Employee Contribution Account pursuant to Section 4.9, shall not be applied to the purchase of life insurance Contracts. Furthermore, no life insurance Contracts shall be required to be obtained on an individual's life if, for any reason (other than the nonpayment of premiums) the Insurer will not issue a Contract on such individual's life.

                           (d) The Trustee will be the owner of any life insurance Contract purchased under the terms of this Plan. The Contract must provide that the proceeds will be payable to the Trustee; however, the Trustee shall be required to pay over all proceeds of the Contract to the Participant's designated Beneficiary in accordance with the distribution provisions of
                  Article VI. A Participant's spouse will be the designated Beneficiary pursuant to Section 6.2, unless a qualified election has been made in accordance with Sections 6.5 and 6.6 of the Plan, if applicable. Under no circumstances shall the Trust retain any part of the proceeds that are in excess of the cash surrender value immediately prior to death. However, the Trustee shall not pay the proceeds in a method that would violate the requirements of the Retirement Equity Act of 1984, as stated in Article VI of the Plan, or Code Section 401(a)(9) and the Regulations thereunder. In the event of any conflict between the terms of this Plan and the terms of any insurance Contract purchased hereunder, the Plan provisions shall control.

         7.6      LOANS TO PARTICIPANTS

                           (a) If specified in the Adoption Agreement, the Trustee (or the Administrator if the Trustee is a nondiscretionary Trustee or if loans are treated as Participant directed investments pursuant to the Adoption

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                                                       DEFINED CONTRIBUTION PLAN

                  Agreement) may, in the Trustee's (or, if applicable, the Administrator's) sole discretion, make loans to Participants or Beneficiaries under the following circumstances: (1) loans shall be made available to all Participants and Beneficiaries on a reasonably equivalent basis; (2) loans shall not be made available to Highly Compensated Employees in an amount greater than the amount made available to other Participants; (3) loans shall bear a reasonable rate of interest; (4) loans shall be adequately secured; and (5) loans shall provide for periodic repayment over a reasonable period of time. Furthermore, no Participant loan shall exceed the Participant's Vested interest in the Plan.

                           (b)      Loans shall not be made to any
                  Shareholder-Employee or Owner-Employee (including an Owner-Employee's family members as defined in Code Section 267(c)(4)) unless an exemption for such loan is obtained pursuant to Act Section 408 or such loan would otherwise not be a prohibited transaction pursuant to Code Section 4975 and Act Section 408.

                           (c) An assignment or pledge of any portion of a Participant's interest in the Plan and a loan, pledge, or assignment with respect to any insurance Contract purchased under the Plan, shall be treated as a loan under this Section.

                           (d) If the Vested interest of a Participant is used to secure any loan made pursuant to this Section, then the written (or such other form as permitted by the IRS) consent of the Participant's spouse shall be required in a manner consistent with Section 6.5(a), provided the spousal consent requirements of such Section apply to the Plan. Such consent must be obtained within the 90-day period prior to the date the loan is made. Any security interest held by the Plan by reason of an outstanding loan to the Participant or Former Participant shall be taken into account in determining the amount of the death benefit or Pre-Retirement Survivor Annuity. However, unless the loan program established pursuant to this Section provides otherwise, no spousal consent shall be required under this paragraph if the total interest subject to the security is not in excess of $5,000 (or, $3,500 effective for loans made prior to the later of the first day of the first Plan Year beginning after August 5, 1997, or the date specified in the Adoption Agreement).

                           (e) The Administrator shall be authorized to establish a participant loan program to provide for loans under the Plan. The loan program shall be established in accordance with Department of Labor Regulation Section 2550.408(b)-1(d)(2) providing for loans by the Plan to parties-in-interest under said Plan, such as Participants or Beneficiaries. In order for the Administrator to implement such loan program, a separate written document forming a part of this Plan must be adopted, which document shall specifically include, but need not be limited to, the following:#R04

                           (1) the identity of the person or positions authorized to administer the Participant loan program;

                           (2)      a procedure for applying for loans;

                           (3) the basis on which loans will be approved or denied;

                           (4) limitations, if any, on the types and amounts of loans offered;

                           (5)      the procedure under the program for
                           determining a reasonable rate of interest;

                           (6) the types of collateral which may secure a Participant loan; and

                           (7) the events constituting default and the steps that will be taken to preserve Plan assets in the event such default.

                           (f) Notwithstanding anything in this Plan to the contrary, if a Participant or Beneficiary defaults on a loan made pursuant to this Section that is secured by the Participant's interest in the Plan, then a Participant's interest may be offset by the amount subject to the security to the extent there is a distributable event permitted by the Code or Regulations.

                           (g) Notwithstanding anything in this Section to the contrary, if this is an amendment and restatement of an existing Plan, any loans made prior to the date this amendment and restatement is adopted shall be subject to the terms of the Plan in effect at the time such loan was made.

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                                                       DEFINED CONTRIBUTION PLAN

7.7      INTENTIONALLY LEFT BLANK

7.8      INTENTIONALLY LEFT BLANK

7.9      INTENTIONALLY LEFT BLANK

7.10     INTENTIONALLY LEFT BLANK

7.11     INTENTIONALLY LEFT BLANK

7.12     INTENTIONALLY LEFT BLANK

7.13     INTENTIONALLY LEFT BLANK

7.14     INTENTIONALLY LEFT BLANK

                                  ARTICLE VIII
                       AMENDMENT, TERMINATION AND MERGERS

8.1      AMENDMENT

                  (a) The Employer shall have the right at any time to amend this Plan subject to the limitations of this Section. However, any amendment that affects the rights, duties or responsibilities of the Trustee or Administrator may only be made with the Trustee's or Administrator's written consent. Any such amendment shall become effective as provided therein upon its execution. The Trustee shall not be required to execute any such amendment unless the amendment affects the duties of the Trustee hereunder.

                  (b) The Employer may (1) change the choice of options in the Adoption Agreement, (2) add any addendum to the Adoption Agreement that is specifically permitted pursuant to the terms of the Plan; (3) add overriding language to the Adoption Agreement when such language is necessary to satisfy Code Sections 415 or 416 because of the required aggregation of multiple plans, and (4) add certain model amendments published by the Internal Revenue Service which specifically provide that their adoption will not cause the Plan to be treated as an individually designed plan. An Employer that amends the Plan for any other reason, including a waiver of the minimum funding requirement under Code Section 412(d), will no longer participate in this Prototype Plan and this Plan will be considered to be an individually designed plan. Notwithstanding the preceding, the attachment to the Adoption Agreement of any addendum specifically authorized by the Plan or a list of any "Section 411(d)(6) protected benefits" which must be preserved shall not be considered an amendment to the Plan.

                  (c) The Employer expressly delegates authority to the sponsor of this Prototype Plan, the right to amend each Employer's Plan by submitting a copy of the amendment to each Employer who has adopted this Prototype Plan, after first having received a ruling or favorable determination from the Internal Revenue Service that the Prototype Plan as amended qualifies under Code Section 401(a) and the Act (unless a ruling or determination is not required by the IRS). For purposes of this Section, the mass submitter shall be recognized as the agent of the sponsor. If the sponsor does not adopt any amendment made by the mass submitter, it will no longer be identical to, or a minor modifier of, the mass submitter plan.

                  (d) No amendment to the Plan shall be effective if it authorizes or permits any part of the Trust Fund (other than such part as is required to pay taxes and administration expenses) to be used for or diverted to any purpose other than for the exclusive benefit of the Participants or their Beneficiaries or estates; or causes any reduction in the amount credited to the account of any Participant; or causes or permits any portion of the Trust Fund to revert to or become property of the Employer.

                  (e) Except as permitted by Regulations (including Regulation 1.411(d)-4) or other IRS guidance, no Plan amendment or transaction having the effect of a Plan amendment (such as a merger, plan transfer or similar transaction) shall be effective if it eliminates or reduces any "Section 411(d)(6) protected benefit" or adds or modifies conditions relating to "Section 411(d)(6) protected benefits" which results in a further restriction on such benefits unless such "Section 411(d)(6) protected benefits" are preserved with respect to benefits accrued as of the later of the adoption date or effective date of the amendment. "Section 411(d)(6) protected benefits" are benefits described in Code Section 411(d)(6)(A), early retirement benefits and retirement-type subsidies, and optional forms of benefit. A Plan amendment that eliminates or restricts the ability of a Participant to receive payment of the Participant's interest in the Plan under a particular optional form of benefit will be permissible if the amendment satisfies the conditions in (1) and (2) below:

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                                                       DEFINED CONTRIBUTION PLAN

                           (1)      The amendment provides a single-sum
                           distribution form that is otherwise identical to the optional form of benefit eliminated or restricted. For purposes of this condition (1), a single-sum distribution form is otherwise identical only if it is identical in all respects to the eliminated or restricted optional form of benefit (or would be identical except that it provides greater rights to the Participant) except with respect to the timing of payments after commencement.

                           (2) The amendment is not effective unless the amendment provides that the amendment shall not apply to any distribution with an Annuity Starting Date earlier than the earlier of: (i) the ninetieth (90th) day after the date the Participant receiving the distribution has been furnished a summary that reflects the amendment and that satisfies the Act requirements at 29 CFR 2520.104b-3 (relating to a summary of material modifications) or (ii) the first day of the second Plan Year following the Plan Year in which the amendment is adopted.

8.2      TERMINATION

                  (a) The Employer shall have the right at any time to terminate the Plan by delivering to the Trustee and Administrator written notice of such termination. Upon any full or partial termination, all amounts credited to the affected Participants' Combined Accounts shall become 100% Vested and shall not thereafter be subject to forfeiture, and all unallocated amounts, including Forfeitures, shall be allocated to the accounts of all Participants in accordance with the provisions hereof.

                  (b) Upon the full termination of the Plan, the Employer shall direct the distribution of the assets to Participants in a manner that is consistent with and satisfies the provisions of Section 6.5. Distributions to a Participant shall be made in cash (or in property if permitted in the Adoption Agreement) or through the purchase of irrevocable nontransferable deferred commitments from the Insurer. Except as permitted by Regulations, the termination of the Plan shall not result in the reduction of "Section 411(d)(6) protected benefits" as described in Section 8.1(e).

8.3      MERGER, CONSOLIDATION OR TRANSFER OF ASSETS

                  This Plan may be merged or consolidated with, or its assets and/or liabilities may be transferred to any other plan only if the benefits which would be received by a Participant of this Plan, in the event of a termination of the plan immediately after such transfer, merger or consolidation, are at least equal to the benefits the Participant would have received if the Plan had terminated immediately before the transfer, merger or consolidation and such transfer, merger or consolidation does not otherwise result in the elimination or reduction of any "Section 411(d)(6) protected benefits" as described in Section 8.1(e).

                                   ARTICLE IX
                              TOP HEAVY PROVISIONS

9.1      TOP HEAVY PLAN REQUIREMENTS

                  Notwithstanding anything in this Plan to the contrary, for any Top Heavy Plan Year, the Plan shall provide the special vesting requirements of Code Section 416(b) pursuant to Section 6.4 of the Plan and the special minimum allocation requirements of Code Section 416(c) pursuant to Section 4.3(f) of the Plan. Except as otherwise provided in the Plan, the minimum allocation shall be an Employer Non-Elective Contribution and, if no vesting schedule has been selected in the Adoption Agreement, shall be subject to the 6 Year Graded vesting schedule described in the Adoption Agreement.

9.2      DETERMINATION OF TOP HEAVY STATUS

                  (a) This Plan shall be a Top Heavy Plan for any plan year beginning after December 31, 1983, if any of the following conditions exists:

                  (1) if the "top heavy ratio" for this Plan exceeds sixty percent (60%) and this Plan is not part of any "required aggregation group" or "permissive aggregation group";

                  (2) if this Plan is a part of a "required aggregation group" but not part of a "permissive aggregation group" and the "top heavy ratio" for the group of plans exceeds sixty percent (60%); or

                  (3) if this Plan is a part of a "required aggregation group" and part of a "permissive aggregation group" and the "top heavy ratio" for the "permissive aggregation group" exceeds sixty percent (60%).

                  (b) "Top heavy ratio" means, with respect to a "determination date":

                  (1) If the Employer maintains one or more defined contribution plans (including any simplified employee pension plan (as defined in Code Section 408(k))) and the Employer has not maintained any defined benefit plan which during the 5-year period ending on the "determination date" has or has had

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                                                       DEFINED CONTRIBUTION PLAN

                           accrued benefits, the top heavy ratio for this plan alone or for the "required aggregation group" or "permissive aggregation group" as appropriate is a fraction, the numerator of which is the sum of the account balances of all Key Employees as of the "determination date" (including any part of any account balance distributed in the 5-year period ending on the "determination date"), and the denominator of which is the sum of all account balances (including any part of any account balance distributed in the 5-year period ending on the "determination date"), both computed in accordance with Code Section 416 and the Regulations thereunder. Both the numerator and denominator of the top heavy ratio are increased to reflect any contribution not actually made as of the "determination date," but which is required to be taken into account on that date under Code Section 416 and the Regulations thereunder.

                           (2) If the Employer maintains one or more defined contribution plans (including any simplified employee pension plan) and the Employer maintains or has maintained one or more defined benefit plans which during the 5-year period ending on the "determination date" has or has had any accrued benefits, the top heavy ratio for any "required aggregation group" or "permissive aggregation group" as appropriate is a fraction, the numerator of which is the sum of account balances under the aggregated defined contribution plan or plans for all Key Employees, determined in accordance with (1) above, and the present value of accrued benefits under the aggregated defined benefit plan or plans for all Key Employees as of the "determination date," and the denominator of which is the sum of the account balances under the aggregated defined contribution plan or plans for all participants, determined in accordance with (1) above, and the "present value" of accrued benefits under the defined benefit plan or plans for all participants as of the "determination date," all determined in accordance with Code Section 416 and the Regulations thereunder. The accrued benefits under a defined benefit plan in both the numerator and denominator of the top heavy ratio are increased for any distribution of an accrued benefit made in the five-year period ending on the determination date.

                           (3) For purposes of (1) and (2) above, the value of account balances and the present value of accrued benefits will be determined as of the most recent "valuation date" that falls within or ends with the 12-month period ending on the "determination date," except as provided in Code Section 416 and the Regulations thereunder for the first and second plan years of a defined benefit plan. The account balances and accrued benefits of a participant (i) who is not a Key Employee but who was a Key Employee in a prior year, or (ii) who has not been credited with at least one Hour of Service with any Employer maintaining the plan at any time during the 5-year period ending on the "determination date" will be disregarded. The calculation of the top heavy ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Code Section 416 and the Regulations thereunder. Deductible Employee contributions will not be taken into account for purposes of computing the top heavy ratio. When aggregating plans the value of account balances and accrued benefits will be calculated with reference to the "determination dates" that fall within the same calendar year.

                           The accrued benefit of a participant other than a Key Employee shall be determined under (i) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the employer, or (ii) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Code Section 411(b)(1)(C).

                           (c) "Determination date" means, for any Plan Year subsequent to the first Plan Year, the last day of the preceding Plan Year. For the first Plan Year of the Plan, "determination date" means the last day of that Plan Year.

                           (d) "Permissive aggregation group" means the "required aggregation group" of plans plus any other plan or plans of the Employer which, when considered as a group with the required aggregation group, would continue to satisfy the requirements of Code Sections 401(a)(4) and 410.

                           (e) "Present value" means the present value based only on the interest and mortality rates specified in the Adoption Agreement.

                           (f) "Required aggregation group" means: (1) each qualified plan of the Employer in which at least one Key Employee participates or participated at any time during the determination period (regardless of whether the plan has terminated), and (2) any other qualified plan of the Employer which enables a plan described in (l) to meet the requirements of Code Sections 401(a)(4) or 410.

                           (g) "Valuation date" means the date elected by the Employer in the Adoption Agreement as of which account balances or accrued benefits are valued for purposes of calculating the "top heavy ratio."

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                                                       DEFINED CONTRIBUTION PLAN

                                   ARTICLE X
                                 MISCELLANEOUS

10.1     EMPLOYER ADOPTIONS

                  (a) Any organization may become the Employer hereunder by executing the Adoption Agreement in a form satisfactory to the Trustee, and it shall provide such additional information as the Trustee may require. The consent of the Trustee to act as such shall be signified by its execution of the Adoption Agreement or a separate agreement (including, if elected in the Adoption Agreement, a separate trust agreement).

                  (b) Except as otherwise provided in this Plan, the affiliation of the Employer and the participation of its Participants shall be separate and apart from that of any other employer and its participants hereunder.

10.2     PARTICIPANT'S RIGHTS

                  This Plan shall not be deemed to constitute a contract between the Employer and any Participant or to be a consideration or an inducement for the employment of any Participant or Employee. Nothing contained in this Plan shall be deemed to give any Participant or Employee the right to be retained in the service of the Employer or to interfere with the right of the Employer to discharge any Participant or Employee at any time regardless of the effect which such discharge shall have upon the Employee as a Participant of this Plan.

10.3     ALIENATION

                  (a) Subject to the exceptions provided below and as otherwise permitted by the Code and the Act, no benefit which shall be payable to any person (including a Participant or the Participant's Beneficiary) shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge the same shall be void; and no such benefit shall in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements, or torts of any such person, nor shall it be subject to attachment or legal process for or against such person, and the same shall not be recognized except to such extent as may be required by law.

                  (b) Subsection (a) shall not apply to the extent a Participant or Beneficiary is indebted to the Plan by reason of a loan made pursuant to Section 7.6. At the time a distribution is to be made to or for a Participant's or Beneficiary's benefit, such portion of the amount to be distributed as shall equal such indebtedness shall be paid to the Plan, to apply against or discharge such indebtedness. Prior to making a payment, however, the Participant or Beneficiary must be given notice by the Administrator that such indebtedness is to be so paid in whole or part from the Participant's interest in the Plan. If the Participant or Beneficiary does not agree that the indebtedness is a valid claim against the Participant's interest in the Plan, the Participant or Beneficiary shall be entitled to a review of the validity of the claim in accordance with procedures provided in Sections 2.10 and 2.11.

                  (c) Subsection (a) shall not apply to a "qualified domestic relations order" defined in Code Section 414(p), and those other domestic relations orders permitted to be so treated by the Administrator under the provisions of the Retirement Equity Act of 1984. The Administrator shall establish a written procedure to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders. Further, to the extent provided under a "qualified domestic relations order," a former spouse of a Participant shall be treated as the spouse or surviving spouse for all purposes under the Plan.

                  (d) Notwithstanding any provision of this Section to the contrary, an offset to a Participant's accrued benefit against an amount that the Participant is ordered or required to pay the Plan with respect to a judgment, order, or decree issued, or a settlement entered into, on or after August 5, 1997, shall be permitted in accordance with Code Sections 401(a)(13)(C) and (D).

10.4     CONSTRUCTION OF PLAN

                  This Plan and Trust shall be construed and enforced according to the Code, the Act and the laws of the state or commonwealth in which the Employer's (or if there is a corporate Trustee, the Trustee's) principal office is located (unless otherwise designated in the Adoption Agreement), other than its laws respecting choice of law, to the extent not pre-empted by the Act.

10.5     GENDER AND NUMBER

                  Wherever any words are used herein in the masculine, feminine or neuter gender, they shall be construed as though they were also used in another gender in all cases where they would so apply, and whenever any words are used herein in the singular or plural form, they shall be construed as though they were also used in the other form in all cases where they would so apply.

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                                                       DEFINED CONTRIBUTION PLAN

10.6     LEGAL ACTION

                  In the event any claim, suit, or proceeding is brought regarding the Trust and/or Plan established hereunder to which the Trustee, the Employer or the Administrator may be a party, and such claim, suit, or proceeding is resolved in favor of the Trustee, the Employer or the Administrator, they shall be entitled to be reimbursed from the Trust Fund for any and all costs, attorney's fees, and other expenses pertaining thereto incurred by them for which they shall have become liable.

10.7     PROHIBITION AGAINST DIVERSION OF FUNDS

                  (a) Except as provided below and otherwise specifically permitted by law, it shall be impossible by operation of the Plan or of the Trust, by termination of either, by power of revocation or amendment, by the happening of any contingency, by collateral arrangement or by any other means, for any part of the corpus or income of any Trust Fund maintained pursuant to the Plan or any funds contributed thereto to be used for, or diverted to, purposes other than the exclusive benefit of Participants, Former Participants, or their Beneficiaries.

                  (b) In the event the Employer shall make a contribution under a mistake of fact pursuant to Act Section 403(c)(2)(A), the Employer may demand repayment of such contribution at any time within one (1) year following the time of payment and the Trustee shall return such amount to the Employer within the one (1) year period. Earnings of the Plan attributable to the contributions may not be returned to the Employer but any losses attributable thereto must reduce the amount so returned.

                  (c) Except as specifically stated in the Plan, any contribution made by the Employer to the Plan (if the Employer is not tax-exempt) is conditioned upon the deductibility of the contribution by the Employer under the Code and, to the extent any such deduction is disallowed, the Employer may, within one (1) year following a final determination of the disallowance, whether by agreement with the Internal Revenue Service or by final decision of a court of competent jurisdiction, demand repayment of such disallowed contribution and the Trustee shall return such contribution within one (1) year following the disallowance. Earnings of the Plan attributable to the contribution may not be returned to the Employer, but any losses attributable thereto must reduce the amount so returned.

10.8     EMPLOYER'S AND TRUSTEE'S PROTECTIVE CLAUSE

                  The Employer, Administrator and Trustee, and their successors, shall not be responsible for the validity of any Contract issued hereunder or for the failure on the part of the Insurer to make payments provided by any such Contract, or for the action of any person which may delay payment or render a Contract null and void or unenforceable in whole or in part.

10.9     INSURER'S PROTECTIVE CLAUSE

                  Except as otherwise agreed upon in writing between the Employer and the Insurer, an Insurer which issues any Contracts hereunder shall not have any responsibility for the validity of this Plan or for the tax or legal aspects of this Plan. The Insurer shall be protected and held harmless in acting in accordance with any written direction of the Administrator or Trustee, and shall have no duty to see to the application of any funds paid to the Trustee, nor be required to question any actions directed by the Administrator or Trustee. Regardless of any provision of this Plan, the Insurer shall not be required to take or permit any action or allow any benefit or privilege contrary to the terms of any Contract which it issues hereunder, or the rules of the Insurer.

10.10    RECEIPT AND RELEASE FOR PAYMENTS

                  Any payment to any Participant, the Participant's legal representative, Beneficiary, or to any guardian or committee appointed for such Participant or Beneficiary in accordance with the provisions of this Plan, shall, to the extent thereof, be in full satisfaction of all claims hereunder against the Trustee and the Employer.

10.11    ACTION BY THE EMPLOYER

                  Whenever the Employer under the terms of the Plan is permitted or required to do or perform any act or matter or thing, it shall be done and performed by a person duly authorized by its legally constituted authority.

10.12    NAMED FIDUCIARIES AND ALLOCATION OF RESPONSIBILITY

                  The "named Fiduciaries" of this Plan are (1) the Employer, (2) the Administrator, (3) the Trustee (if the Trustee has discretionary authority as elected in the Adoption Agreement or as otherwise agreed upon by the Employer and the Trustee), and (4) any Investment Manager appointed hereunder. The named Fiduciaries shall have only those specific powers, duties, responsibilities, and obligations as are specifically given them under the Plan including, but not limited to, any agreement allocating or delegating their responsibilities, the terms of which are incorporated herein by reference. In general, the Employer shall have the sole responsibility for making the contributions provided for under the Plan; and shall have the sole authority to

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                                                       DEFINED CONTRIBUTION PLAN

appoint and remove the Trustee and the Administrator; to formulate the Plan's "funding policy and method"; and to amend the elective provisions of the Adoption Agreement or terminate, in whole or in part, the Plan. The Administrator shall have the sole responsibility for the administration of the Plan, which responsibility is specifically described in the Plan. If the Trustee has discretionary authority, it shall have the sole responsibility of management of the assets held under the Trust, except those assets, the management of which has been assigned to an Investment Manager or Administrator, who shall be solely responsible for the management of the assets assigned to it, all as specifically provided in the Plan. Each named Fiduciary warrants that any directions given, information furnished, or action taken by it shall be in accordance with the provisions of the Plan, authorizing or providing for such direction, information or action. Furthermore, each named Fiduciary may rely upon any such direction, information or action of another named Fiduciary as being proper under the Plan, and is not required under the Plan to inquire into the propriety of any such direction, information or action. It is intended under the Plan that each named Fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations under the Plan. No named Fiduciary shall guarantee the Trust Fund in any manner against investment loss or depreciation in asset value. Any person or group may serve in more than one Fiduciary capacity.

10.13    HEADINGS

                  The headings and subheadings of this Plan have been inserted for convenience of reference and are to be ignored in any construction of the provisions hereof.

10.14    APPROVAL BY INTERNAL REVENUE SERVICE

                  Notwithstanding anything herein to the contrary, if, pursuant to a timely application filed by or on behalf of the Plan, the Commissioner of the Internal Revenue Service or the Commissioner's delegate should determine that the Plan does not initially qualify as a tax-exempt plan under Code Sections 401 and 501, and such determination is not contested, or if contested, is finally upheld, then if the Plan is a new plan, it shall be void ab initio and all amounts contributed to the Plan, by the Employer, less expenses paid, shall be returned within one (1) year and the Plan shall terminate, and the Trustee shall be discharged from all further obligations. If the disqualification relates to a Plan amendment, then the Plan shall operate as if it had not been amended. If the Employer's Plan fails to attain or retain qualification, such Plan will no longer participate in this prototype plan and will be considered an individually designed plan.

10.15    UNIFORMITY

                  All provisions of this Plan shall be interpreted and applied in a uniform, nondiscriminatory manner.

10.16    PAYMENT OF BENEFITS

                  Except as otherwise provided in the Plan, benefits under this Plan shall be paid, subject to Sections 6.10, 6.11 and 12.9, only upon death, Total and Permanent Disability, normal or early retirement, termination of employment, or termination of the Plan.

                                   ARTICLE XI
                            PARTICIPATING EMPLOYERS

11.1     ELECTION TO BECOME A PARTICIPATING EMPLOYER

                  Notwithstanding anything herein to the contrary, with the consent of the Employer and Trustee, any Affiliated Employer may adopt the Employer's Plan and all of the provisions hereof, and participate herein and be known as a Participating Employer, by a properly executed document evidencing said intent and will of such Participating Employer. Regardless of the preceding, an entity that ceases to be an Affiliated Employer may continue to be a Participating Employer through the end of the transition period for certain dispositions set forth in Code Section 410(b)(6)(C). In the event a Participating Employer is not an Affiliated Employer and the transition period in the preceding sentence, if applicable, has expired, then this Plan will be considered an individually designed plan.

11.2     REQUIREMENTS OF PARTICIPATING EMPLOYERS

                  (a) Each Participating Employer shall be required to select the same Adoption Agreement provisions as those selected by the Employer other than the Plan Year, the Fiscal Year, and such other items that must, by necessity, vary among employers.

                  (b) The Trustee may, but shall not be required to, commingle, hold and invest as one Trust Fund all contributions made by Participating Employers, as well as all increments thereof. However, the assets of the Plan shall, on an ongoing basis, be available to pay benefits to all Participants and Beneficiaries under the Plan without regard to the Employer or Participating Employer who contributed such assets.

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                                                       DEFINED CONTRIBUTION PLAN

                  (c) Unless the Employer otherwise directs, any expenses of the Plan which are to be paid by the Employer or borne by the Trust Fund shall be paid by each Participating Employer in the same proportion that the total amount standing to the credit of all Participants employed by such Employer bears to the total standing to the credit of all Participants.

11.3     DESIGNATION OF AGENT

                  Each Participating Employer shall be deemed to be a part of this Plan; provided, however, that with respect to all of its relations with the Trustee and Administrator for purposes of this Plan, each Participating Employer shall be deemed to have designated irrevocably the Employer as its agent. Unless the context of the Plan clearly indicates otherwise, the word "Employer" shall be deemed to include each Participating Employer as related to its adoption of the Plan.

11.4     EMPLOYEE TRANSFERS

                  In the event an Employee is transferred between Participating Employers, accumulated service and eligibility shall be carried with the Employee involved. No such transfer shall effect a termination of employment hereunder, and the Participating Employer to which the Employee is transferred shall thereupon become obligated hereunder with respect to such Employee in the same manner as was the Participating Employer from whom the Employee was transferred.

11.5     PARTICIPATING EMPLOYER'S CONTRIBUTION AND FORFEITURES

                  Any contribution or Forfeiture subject to allocation during each Plan Year shall be allocated among all Participants of all Participating Employers in accordance with the provisions of this Plan. However, if a Participating Employer is not an Affiliated Employer (due to the transition rule for certain dispositions set forth in Code Section 410(b)(6)(C)) then any contributions made by such Participating Employer will only be allocated among the Participants eligible to share of the Participating Employer. On the basis of the information furnished by the Administrator, the Trustee may keep separate books and records concerning the affairs of each Participating Employer hereunder and as to the accounts and credits of the Employees of each Participating Employer. The Trustee may, but need not, register Contracts so as to evidence that a particular Participating Employer is the interested Employer hereunder, but in the event of an Employee transfer from one Participating Employer to another, the employing Participating Employer shall immediately notify the Trustee thereof.

11.6     AMENDMENT

                  Amendment of this Plan by the Employer at any time when there shall be a Participating Employer that is an Affiliated Employer hereunder shall only be by the written action of each and every Participating Employer and with the consent of the Trustee where such consent is necessary in accordance with the terms of this Plan.

11.7     DISCONTINUANCE OF PARTICIPATION

                  Except in the case of a standardized Plan, any Participating Employer that is an Affiliated Employer shall be permitted to discontinue or revoke its participation in the Plan at any time. At the time of any such discontinuance or revocation, satisfactory evidence thereof and of any applicable conditions imposed shall be delivered to the Trustee. The Trustee shall thereafter transfer, deliver and assign Contracts and other Trust Fund assets allocable to the Participants of such Participating Employer to such new trustee or custodian as shall have been designated by such Participating Employer, in the event that it has established a separate qualified retirement plan for its employees provided, however, that no such transfer shall be made if the result is the elimination or reduction of any "Section 411(d)(6) protected benefits" as described in Section 8.1(e). If no successor is designated, the Trustee shall retain such assets for the Employees of said Participating Employer pursuant to the provisions of Article VII hereof. In no such event shall any part of the corpus or income of the Trust Fund as it relates to such Participating Employer be used for or diverted to purposes other than for the exclusive benefit of the employees of such Participating Employer.

11.8     ADMINISTRATOR'S AUTHORITY

                  The Administrator shall have authority to make any and all necessary rules or regulations, binding upon all Participating Employers and all Participants, to effectuate the purpose of this Article.

11.9     PARTICIPATING EMPLOYER CONTRIBUTION FOR AFFILIATE

                  If any Participating Employer is prevented in whole or in part from making a contribution which it would otherwise have made under the Plan by reason of having no current or accumulated earnings or profits, or because such earnings or profits are less than the contribution which it would otherwise have made, then, pursuant to Code Section 404(a)(3)(B), so much of the contribution which such Participating Employer was so prevented from making may be made, for the benefit of the participating employees of such Participating Employer, by other Participating Employers who are members of the same affiliated group within the meaning of Code Section 1504 to the extent of their current or accumulated earnings or profits, except that such contribution by each such other Participating Employer shall be limited to the proportion of its total current and

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                                                       DEFINED CONTRIBUTION PLAN

accumulated earnings or profits remaining after adjustment for its contribution to the Plan made without regard to this paragraph which the total prevented contribution bears to the total current and accumulated earnings or profits of all the Participating Employers remaining after adjustment for all contributions made to the Plan without regard to this paragraph.

                  A Participating Employer on behalf of whose employees a contribution is made under this paragraph shall not be required to reimburse the contributing Participating Employers.

                                  ARTICLE XII
                          CASH OR DEFERRED PROVISIONS

                  Except as specifically provided elsewhere in this Plan, the provisions of this Article shall apply with respect to any 401(k) Profit Sharing Plan regardless of any provisions in the Plan to the contrary.

12.1     FORMULA FOR DETERMINING EMPLOYER'S CONTRIBUTION

                  (a) For each Plan Year, the Employer will (or may with respect to any discretionary contributions) contribute to the Plan:

                           (1) The amount of the total salary reduction elections of all Participants made pursuant to
                           Section 12.2(a), which amount shall be deemed Elective Deferrals, plus

                           (2) If elected in the Adoption Agreement, a matching contribution equal to the percentage, if any, specified in the Adoption Agreement of the Elective Deferrals of each Participant eligible to share in the allocations of the matching contribution, which amount shall be deemed an Employer's matching contribution or Qualified Matching Contribution as elected in the Adoption Agreement, plus

                           (3) If elected in the Adoption Agreement, a Prevailing Wage Contribution or a discretionary amount determined each year by the Employer, which amount if any, shall be deemed an Employer's Non-Elective Contribution, plus

                           (4) If elected in the Adoption Agreement, a Qualified Non-Elective Contribution.

                           (b) Notwithstanding the foregoing, if the Employer is not a tax-exempt entity, then the Employer's contributions for any Fiscal Year may generally not exceed the maximum amount allowable as a deduction to the Employer under the provisions of Code Section 404. However, to the extent necessary to provide the top heavy minimum allocations, the Employer shall make a contribution even if it exceeds current or accumulated Net Profit or the amount that is deductible under Code Section 404. All contributions by the Employer shall be made in cash or in such property as is acceptable to the Trustee.

12.2     PARTICIPANT'S SALARY REDUCTION ELECTION

                  (a) Each Participant may elect to defer a portion of Compensation which would have been received in the Plan Year, but for the salary reduction election, subject to the limitations of this Section and the Adoption Agreement. A salary reduction election (or modification of an earlier election) may not be made with respect to Compensation which is currently available on or before the date the Participant executed such election, or if later, the later of the date the Employer adopts this cash or deferred arrangement or the date such arrangement first became effective. Any elections made pursuant to this Section shall become effective as soon as is administratively feasible. If the automatic election option is elected in the Adoption Agreement, then in the event a Participant fails to make a deferral election and does not affirmatively elect to receive cash, such Participant shall be deemed to have made a deferral election equal to the percentage of Compensation set forth in the Adoption Agreement. The automatic election may, in accordance with procedures established by the Administrator, be applied to all Participants or to Eligible Employees who become Participants after a certain date. For purposes of this Section, the annual dollar limitation of Code Section 401(a)(17) ($150,000 as adjusted) shall not apply.

                           Additionally, if elected in the Adoption Agreement, each Participant may elect to defer a different percentage or amount of any cash bonus to be paid by the Employer during the Plan Year. A deferral election may not be made with respect to cash bonuses which are currently available on or before the date the Participant executes such election.

                           The amount by which Compensation and/or cash bonuses are reduced shall be that Participant's Elective Deferrals and shall be treated as an Employer contribution and allocated to that Participant's Elective Deferral Account.

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                                                       DEFINED CONTRIBUTION PLAN

                           Once made, a Participant's election to reduce Compensation shall remain in effect until modified or terminated. Modifications may be made as specified in the Adoption Agreement, and terminations may be made at any time. Any modification or termination of an election will become effective as soon as is administratively feasible.

                  (b) The balance in each Participant's Elective Deferral Account, Qualified Matching Contribution Account and Qualified Non-Elective Contribution Account shall be fully Vested at all times and, except as otherwise provided herein, shall not be subject to Forfeiture for any reason.

                  (c) Amounts held in a Participant's Elective Deferral Account, Qualified Matching Contribution Account and Qualified Non-Elective Account may only be distributable as provided in (4), (5) or (6) below or as provided under the other provisions of this Plan, but in no event prior to the earlier of the following events or any other events permitted by the Code or Regulations:

                           (1) the Participant's separation from service, Total and Permanent Disability, or death;

                           (2)      the Participant's attainment of age 59 1/2;

                           (3) the proven financial hardship of the Participant, subject to the limitations of Section 12.9;

                           (4) the termination of the Plan without the existence at the time of Plan termination of another defined contribution plan or the establishment of a successor defined contribution plan by the Employer or an Affiliated Employer within the period ending twelve months after distribution of all assets from the Plan maintained by the Employer. For this purpose, a defined contribution does not include an employee stock ownership plan (as defined in Code
                           Section 4975(e)(7) or 409), a simplified employee pension plan (as defined in Code Section 408(k)), or a SIMPLE individual retirement account plan (as defined in Code Section 408(p));

                           (5) the date of the sale by the Employer to an entity that is not an Affiliated Employer of substantially all of the assets (within the meaning of Code Section 409(d)(2)) with respect to a Participant who continues employment with the corporation acquiring such assets; or

                           (6) the date of the sale by the Employer or an Affiliated Employer of its interest in a subsidiary (within the meaning of Code Section 409(d)(3)) to an entity that is not an Affiliated Employer with respect to a Participant who continues employment with such subsidiary.

                           Distributions that are made because of (4), (5), or
                           (6) above must be made in a lump-sum.

                           (d) A Participant's "elective deferrals" made under this Plan and all other plans, contracts or arrangements of the Employer maintaining this Plan during any calendar year shall not exceed the dollar limitation imposed by Code Section 402(g), as in effect at the beginning of such calendar year. This dollar limitation shall be adjusted annually pursuant to the method provided in Code
         Section 415(d) in accordance with Regulations. For this purpose, "elective deferrals" means, with respect to a calendar year, the sum of all employer contributions made on behalf of such Participant pursuant to an election to defer under any qualified cash or deferred arrangement as described in Code Section 401(k), any salary reduction simplified employee pension (as defined in Code Section 408(k)(6)), any SIMPLE IRA plan described in Code Section 408(p), any eligible deferred compensation plan under Code Section 457, any plans described under Code Section 501(c)(18), and any Employer contributions made on the behalf of a Participant for the purchase of an annuity contract under Code Section 403(b) pursuant to a salary reduction agreement. "Elective deferrals" shall not include any deferrals properly distributed as excess "Annual Additions" pursuant to Section 4.5.

                           (e) If a Participant has Excess Deferrals for a taxable year, the Participant may, not later than March 1st following the close of such taxable year, notify the Administrator in writing of such excess and request that the Participant's Elective Deferrals under this Plan be reduced by an amount specified by the Participant. In such event, the Administrator shall direct the distribution of such excess amount (and any "Income" allocable to such excess amount) to the Participant not later than the first April 15th following the close of the Participant's taxable year. Any distribution of less than the entire amount of Excess Deferrals and "Income" shall be treated as a pro rata distribution of Excess Deferrals and "Income." The amount distributed shall not exceed the Participant's Elective Deferrals under the Plan for the taxable year. Any distribution on or before the last day of the Participant's taxable year must satisfy each of the following conditions:

                           (1)      the Participant shall designate the
                           distribution as Excess Deferrals;

                           (2) the distribution must be made after the date on which the Plan received the Excess Deferrals; and

                           (3) the Plan must designate the distribution as a distribution of Excess Deferrals.

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                                                       DEFINED CONTRIBUTION PLAN

                                    Regardless of the preceding, if a
         Participant has Excess Deferrals solely from elective deferrals made under this Plan or any other plan maintained by the Employer, a Participant will be deemed to have notified the Administrator of such excess amount and the Administrator shall direct the distribution of such Excess Deferrals in a manner consistent with the provisions of this subsection.

                                    Any distribution made pursuant to this
         subsection shall be made first from unmatched Elective Deferrals and, thereafter, from Elective Deferrals which are matched. Matching contributions which relate to Excess Deferrals that are distributed pursuant to this Section 12.2(e) shall be treated as a Forfeiture to the extent required pursuant to Code Section 401(a)(4) and the Regulations thereunder.

                                    For the purpose of this subsection, "Income"
         means the amount of income or loss allocable to a Participant's Excess Deferrals, which amount shall be allocated in the same manner as income or losses are allocated pursuant to Section 4.3(c). However, "Income" for the period between the end of the taxable year of the Participant and the date of the distribution (the "gap period") is not required to be distributed.

                           (f)      Notwithstanding the preceding, a
         Participant's Excess Deferrals shall be reduced, but not below zero, by any distribution and/or recharacterization of Excess Deferrals pursuant to Section 12.5(a) for the Plan Year beginning with or within the taxable year of the Participant.

                           (g) In the event a Participant has received a hardship distribution pursuant to Regulation 1.401(k)-1(d)(2)(iii)(B) from any other plan maintained by the Employer or from the Participant's Elective Deferral Account pursuant to Section 12.9, then such Participant shall not be permitted to elect to have Elective Deferrals contributed to the Plan for a period of twelve (12) months following the receipt of the distribution. Furthermore, the dollar limitation under Code Section 402(g) shall be reduced, with respect to the Participant's taxable year following the taxable year in which the hardship distribution was made, by the amount of such Participant's Elective Deferrals, if any, made pursuant to this Plan (and any other plan maintained by the Employer) for the taxable year of the hardship distribution.

                           (h) At Normal Retirement Date, or such other date when the Participant shall be entitled to receive benefits, the fair market value of the Participant's Elective Deferral Account shall be used to provide benefits to the Participant or the Participant's Beneficiary.

                           (i) If during a Plan Year, it is projected that the aggregate amount of Elective Deferrals to be allocated to all Highly Compensated Participants under this Plan would cause the Plan to fail the tests set forth in Section 12.4, then the Administrator may automatically reduce the deferral amount of affected Highly Compensated Participants, beginning with the Highly Compensated Participant who has the highest actual deferral ratio until it is anticipated the Plan will pass the tests or until the actual deferral ratio equals the actual deferral ratio of the Highly Compensated Participant having the next highest actual deferral ratio. This process may continue until it is anticipated that the Plan will satisfy one of the tests set forth in
         Section 12.4. Alternatively, the Employer may specify a maximum percentage of Compensation that may be deferred by Highly Compensated Participants.

                           (j) The Employer and the Administrator shall establish procedures necessary to implement the salary reduction elections provided for herein. Such procedures may contain limits on salary deferral elections such as limiting elections to whole percentages of Compensation or to equal dollar amounts per pay period that an election is in effect.

12.3     ALLOCATION OF CONTRIBUTION, FORFEITURES AND EARNINGS

                  (a) The Administrator shall establish and maintain an account in the name of each Participant to which the Administrator shall credit as of each Anniversary Date, or other Valuation Date, all amounts allocated to each such Participant as set forth herein.

                  (b) The Employer shall provide the Administrator with all information required by the Administrator to make a proper allocation of Employer contributions for each Plan Year. Within a reasonable period of time after the date of receipt by the Administrator of such information, the Administrator shall allocate contributions as follows:

                  (1)      With respect to Elective Deferrals made pursuant to
                  Section 12.1(a)(1), to each Participant's Elective Deferral Account in an amount equal to each such Participant's Elective Deferrals for the year.

                  (2) With respect to the Employer's matching contribution made pursuant to Section 12.1(a)(2), to each Participant's Account, or Participant's Qualified Matching Contribution Account, as elected in the Adoption Agreement, in accordance with Section 12.1(a)(2).

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                                                       DEFINED CONTRIBUTION PLAN

                  Except, however, in order to be entitled to receive any Employer matching contribution, a Participant must satisfy the conditions for sharing in the Employer matching contribution as set forth in the Adoption Agreement. Furthermore, regardless of any election in the Adoption Agreement to the contrary, for the Plan Year in which this Plan terminates, a Participant shall only be eligible to share in the allocation of the Employer's contributions for the Plan Year if the Participant is employed at the end of the Plan Year and has completed a Year of Service (or Period of Service if the Elapsed Time Method is elected).

                  (3) With respect to the Employer's Non-Elective Contribution made pursuant to Section 12.1(a)(3), to each Participant's Account in accordance with the provisions of
                  Section 4.3(b)(2) or (3) whichever is applicable.

                  (4) With respect to the Employer's Qualified Non-Elective Contribution made pursuant to Section 12.1(a)(4), to each Participant's (excluding Highly Compensated Employees, if elected in the Adoption Agreement) Qualified Non-Elective Contribution Account in accordance with the Adoption Agreement.

                  (c) Notwithstanding anything in the Plan to the contrary, in determining whether a Non-Key Employee has received the required minimum allocation pursuant to Section 4.3(f) such Non-Key Employee's Elective Deferrals and matching contributions used to satisfy the ADP tests in Section 12.4 or the ACP tests in Section 12.6 shall not be taken into account.

                  (d) Notwithstanding anything herein to the contrary, Participants who terminated employment during the Plan Year shall share in the salary deferral contributions made by the Employer for the year of termination without regard to the Hours of Service credited.

                  (e) Notwithstanding anything herein to the contrary (other than Sections 4.3(f) and 12.3(f)), Participants shall only share in the allocations of the Employer's matching contribution made pursuant to Section 12.1(a)(2), the Employer's Non-Elective Contributions made pursuant to Section 12.1(a)(3), the Employer's Qualified Non-Elective Contribution made pursuant to Section 12.1(a)(4), and Forfeitures as provided in the Adoption Agreement. If no election is made in the Adoption Agreement, then a Participant shall be eligible to share in the allocation of the Employer's contribution for the year if the Participant completes more than 500 Hours of Service (or three (3) Months of Service if the Elapsed Time method is chosen in the Adoption Agreement) during the Plan Year or who is employed on the last day of the Plan Year. Furthermore, regardless of any election in the Adoption Agreement to the contrary, for the Plan Year in which this Plan terminates, a Participant shall only be eligible to share in the allocation of the Employer's contributions for the Plan Year if the Participant is employed at the end of the Plan Year and has completed a Year of Service (or Period of Service if the Elapsed Time Method is elected).

                  (f) Notwithstanding anything in this Section to the contrary, the provisions of this subsection apply for any Plan Year if, in the non-standardized Adoption Agreement, the Employer elected to apply the 410(b) ratio percentage failsafe provisions and the Plan fails to satisfy the "ratio percentage test" due to a last day of the Plan Year allocation condition or an Hours of Service (or months of service) allocation condition. A plan satisfies the "ratio percentage test" if, on the last day of the Plan Year, the "benefiting ratio" of the Non-Highly Compensated Employees who are "includible" is at least 70% of the "benefiting ratio" of the Highly Compensated Employees who are "includible." The "benefiting ratio" of the Non-Highly Compensated Employees is the number of "includible" Non- Highly Compensated Employees "benefiting" under the Plan divided by the number of "includible" Employees who are Non-Highly Compensated Employees. The "benefiting ratio" of the Highly Compensated Employees is the number of Highly Compensated Employees "benefiting" under the Plan divided by the number of "includible" Highly Compensated Employees. "Includible" Employees are all Employees other than: (1) those Employees excluded from participating in the plan for the entire Plan Year by reason of the collective bargaining unit exclusion or the nonresident alien exclusion described in the Code or by reason of the age and service requirements of Article III; and (2) any Employee who incurs a separation from service during the Plan Year and fails to complete at least 501 Hours of Service (or three (3) months of service if the Elapsed Time Method is being used) during such Plan Year.

                           For purposes of this subsection, an Employee is "benefiting" under the Plan on a particular date if, under the Plan, the Employee is entitled to an Employer contribution or an allocation of Forfeitures for the Plan Year.

                           If this subsection applies, then the Administrator will suspend the allocation conditions for the "includible" Non-Highly Compensated Employees who are Participants, beginning first with the "includible" Employees employed by the Employer on the last day of the Plan Year, then the "includible" Employees who have the latest separation from service during the Plan Year, and continuing to suspend the allocation conditions for each "includible" Employee who incurred an earlier separation from service, from the latest to the earliest separation from service date, until the Plan satisfies the "ratio percentage test" for the Plan Year. If two or more "includible" Employees have a separation from service on the same day, then the Administrator will suspend the allocation conditions for all such "includible" Employees, irrespective of whether the Plan can satisfy the "ratio percentage test" by accruing benefits for fewer than all such "includible" Employees. If the Plan for any Plan Year suspends the allocation conditions for an "includible" Employee, then that Employee will share in the allocation for that Plan Year of the


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                                                       DEFINED CONTRIBUTION PLAN

         Employer contribution and Forfeitures, if any, without regard to whether the Employee has satisfied the other allocation conditions set forth in this Section.

                  If the Plan includes Employer matching contributions subject to ACP testing, this subsection applies separately to the Code
                  Section 401(m) portion of the Plan.

12.4     ACTUAL DEFERRAL PERCENTAGE TESTS

                  (a) Except as otherwise provided herein, this subsection applies if the Prior Year Testing method is elected in the Adoption Agreement. The "Actual Deferral Percentage" (hereinafter "ADP") for a Plan Year for Participants who are Highly Compensated Employees (hereinafter "HCEs") for each Plan Year and the prior year's ADP for Participants who were Non-Highly Compensated Employees (hereinafter "NHCEs") for the prior Plan Year must satisfy one of the following tests:

                  (1) The ADP for a Plan Year for Participants who are HCEs for the Plan Year shall not exceed the prior year's ADP for Participants who were NHCEs for the prior Plan Year multiplied by 1.25; or

                  (2) The ADP for a Plan Year for Participants who are HCEs for the Plan Year shall not exceed the prior year's ADP for Participants who were NHCEs for the prior Plan Year multiplied by 2.0, provided that the ADP for Participants who are HCEs does not exceed the prior year's ADP for Participants who were NHCEs in the prior Plan Year by more than two (2) percentage points.

                  Notwithstanding the above, for purposes of applying the foregoing tests with respect to the first Plan Year in which the Plan permits any Participant to make Elective Deferrals, the ADP for the prior year's NHCEs shall be deemed to be three percent (3%) unless the Employer has elected in the Adoption Agreement to use the current Plan Year's ADP for these Participants. However, the provisions of this paragraph may not be used if the Plan is a successor plan or is otherwise prohibited from using such provisions pursuant to IRS Notice 98-1 (or superseding guidance).

                  (b) Notwithstanding the foregoing, if the Current Year Testing method is elected in the Adoption Agreement, the ADP tests in
         (a)(1) and (a)(2), above shall be applied by comparing the current Plan Year's ADP for Participants who are HCEs with the current Plan Year's ADP (rather than the prior Plan Year's ADP) for Participants who are NHCEs for the current Plan Year. Once made, this election can only be changed if the Plan meets the requirements for changing to the Prior Year Testing method set forth in IRS Notice 98-1 (or superseding guidance). Furthermore, this Plan must use the same testing method for both the ADP and ACP tests for Plan Years beginning on or after the date the Employer adopts its GUST restated plan.

                  (c) This subsection applies to prevent the multiple use of the test set forth in subsection (a)(2) above. Any HCE eligible to make Elective Deferrals pursuant to Section 12.2 and to make after-tax voluntary Employee contributions or to receive matching contributions under this Plan or under any other plan maintained by the Employer or an Affiliated Employer, shall have either the actual deferral ratio adjusted in the manner described in Section 12.5 or the actual contribution ratio adjusted in the manner described in Section 12.7 so that the "Aggregate Limit" is not exceeded pursuant to Regulation 1.401(m)-2. The amounts in excess of the "Aggregate Limit" shall be treated as either an Excess Contribution or an Excess Aggregate Contribution. The ADP and ACP of the HCEs are determined after any corrections required to meet the ADP and ACP tests and are deemed to be the maximum permitted under such tests for the Plan Year. Multiple use does not occur if either the ADP or ACP of the HCEs does not exceed
         1.25 multiplied by the ADP and ACP of the NHCEs.

                           "Aggregate Limit" means the sum of (i) 125 percent of the greater of the ADP of the NHCEs for the prior Plan Year or the ACP of such NHCEs under the plan subject to Code Section 401(m) for the Plan Year beginning with or within the prior Plan Year of the cash or deferred arrangement and (ii) the lesser of 200% or two (2) plus the lesser of such ADP or ACP. "Lesser" is substituted for "greater" in (i) above, and "greater" is substituted for "lesser" after "two (2) plus the" in (ii) above if it would result in a larger Aggregate Limit. If the Employer has elected in the Adoption Agreement to use the Current Year Testing method, then in calculating the "Aggregate Limit" for a particular Plan Year, the NHCEs ADP and ACP for that Plan Year, instead of the prior Plan Year, is used.

                  (d) A Participant is an HCE for a particular Plan Year if the Participant meets the definition of an HCE in effect for that Plan Year. Similarly, a Participant is an NHCE for a particular Plan Year if the Participant does not meet the definition of an HCE in effect for that Plan Year.

                  (e) For the purposes of this Section and Section 12.5, ADP means, for a specific group of Participants for a Plan Year, the average of the ratios (calculated separately for each Participant in such group) of (1) the amount of Employer contributions actually paid over to the Plan on behalf of such Participant for the Plan Year to (2) the Participant's 414(s) Compensation for such Plan Year. Employer contributions on behalf of any participant shall include: (1) any Elective Deferrals made pursuant to the Participant's deferral election (including Excess Deferrals of

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                                                       DEFINED CONTRIBUTION PLAN

HCEs), but excluding (i) Excess Deferrals of NHCEs that arise solely from Elective Deferrals made under the plan or plans of this Employer and (ii) Elective Deferrals that are taken into account in the ACP tests set forth in
Section 12.6 (provided the ADP test is satisfied both with and without exclusion of these Elective Deferrals); and (2) at the election of the Employer, Qualified Non-Elective Contributions and Qualified Matching Contributions to the extent such contributions are not used to satisfy the ACP test.

                           The actual deferral ratio for each Participant and the ADP for each group shall be calculated to the nearest one-hundredth of one percent. Elective Deferrals allocated to each Highly Compensated Participant's Elective Deferral Account shall not be reduced by Excess Deferrals to the extent such excess amounts are made under this Plan or any other plan maintained by the Employer.

                  (f) For purposes of this Section and Section 12.5, a Highly Compensated Participant and a Non-Highly Compensated Participant shall include any Employee eligible to make salary deferrals pursuant to Section 12.2 for the Plan Year. Such Participants who fail to make Elective Deferrals shall be treated for ADP purposes as Participants on whose behalf no Elective Deferrals are made.

                  (g) In the event this Plan satisfies the requirements of Code Sections 401(a)(4), 401(k), or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this Section shall be applied by determining the ADP of Employees as if all such plans were a single plan. Any adjustments to the NHCE ADP for the prior year will be made in accordance with IRS Notice 98-1 and any superseding guidance, unless the Employer has elected in the Adoption Agreement to use the Current Year Testing method. Plans may be aggregated in order to satisfy Code Section 401(k) only if they have the same Plan Year and use the same ADP testing method.

                  (h) The ADP for any Participant who is an HCE for the Plan Year and who is eligible to have Elective Deferrals (and Qualified Non-Elective Contributions or Qualified Matching Contributions, or both, if treated as Elective Deferrals for purposes of the ADP test) allocated to such Participant's accounts under two (2) or more arrangements described in Code Section 401(k), that are maintained by the Employer, shall be determined as if such Elective Deferrals (and, if applicable, such Qualified Non-Elective Contributions or Qualified Matching Contributions, or both) were made under a single arrangement for purposes of determining such HCE's actual deferral ratio. However, if the cash or deferred arrangements have different Plan Years, this paragraph shall be applied by treating all cash or deferred arrangements ending with or within the same calendar year as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under Regulations under Code Section 401.

                  (i) For purposes of determining the ADP and the amount of Excess Contributions pursuant to Section 12.5, only Elective Deferrals, Qualified Non-Elective Contributions and Qualified Matching Contributions contributed to the Plan prior to the end of the twelve
         (12) month period immediately following the Plan Year to which the contributions relate shall be considered.

                  (j) Notwithstanding anything in this Section to the contrary, the provisions of this Section and Section 12.5 may be applied separately (or will be applied separately to the extent required by Regulations) to each "plan" within the meaning of Regulation 1.401(k)-1(g)(11). Furthermore, for Plan Years beginning after December 31, 1998, the provisions of Code Section 401(k)(3)(F) may be used to exclude from consideration all Non-Highly Compensated Employees who have not satisfied the minimum age and service requirements of Code Section 410(a)(1)(A).

12.5     ADJUSTMENT TO ACTUAL DEFERRAL PERCENTAGE TESTS

                  (a) In the event (or, with respect to subsection (c) when the Prior Year Testing method is being used, if it is anticipated) that for Plan Years beginning after December 31, 1996, the Plan does not satisfy one of the tests set forth in Section 12.4, the Administrator shall adjust Excess Contributions or the Employer shall make contributions pursuant to the options set forth below or any combination thereof. However, if the Prior Year testing method is being used and it is anticipated that the Plan might not satisfy one of such tests, then the Employer may make contributions pursuant to the options set forth in subsection (c) below.

                  (b) On or before the fifteenth day of the third month following the end of each Plan Year, but in no event later than the close of the following Plan Year, the Highly Compensated Participant allocated the largest amount of Elective Deferrals shall have a portion of such Elective Deferrals (and "Income" allocable to such amounts) distributed (and/or, at the Participant's election, recharacterized as a after-tax voluntary Employee contribution pursuant to Section 4.8) until the total amount of Excess Contributions has been distributed, or until the amount of the Participant's Elective Deferrals equals the Elective Deferrals of the Highly Compensated Participant having the next largest amount of Elective Deferrals allocated. This process shall continue until the total amount of Excess Contributions has been distributed. Any distribution and/or recharacterization of Excess Contributions shall be made in the following order:

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                                                       DEFINED CONTRIBUTION PLAN

                  (1) With respect to the distribution of Excess Contributions, such distribution:

                           (i) may be postponed but not later than the close of the Plan Year following the Plan Year to which they are allocable;

                           (ii) shall be made first from unmatched Elective Deferrals and, thereafter, simultaneously from Elective Deferrals which are matched and matching contributions which relate to such Elective Deferrals. Matching contributions which relate to Excess Contributions shall be forfeited unless the related matching contribution is distributed as an Excess Aggregate Contribution pursuant to Section 12.7;

                           (iii)    shall be adjusted for "Income"; and

                           (iv) shall be designated by the Employer as a distribution of Excess Contributions (and "Income").

                  (2) With respect to the recharacterization of Excess Contributions pursuant to (a) above, such recharacterized amounts:

                           (i) shall be deemed to have occurred on the date on which the last of those Highly Compensated Participants with Excess Contributions to be recharacterized is notified of the recharacterization and the tax consequences of such recharacterization;

                           (ii) shall not exceed the amount of Elective Deferrals on behalf of any Highly Compensated Participant for any Plan Year;

                           (iii) shall be treated as after-tax voluntary Employee contributions for purposes of Code Section 401(a)(4) and Regulation 1.401(k)-1(b). However, for purposes of Sections 4.3(f) and 9.2 (top heavy rules), recharacterized Excess Contributions continue to be treated as Employer contributions that are Elective Deferrals. Excess Contributions (and "Income" attributable to such amounts) recharacterized as after-tax voluntary Employee contributions shall continue to be nonforfeitable and subject to the same distribution rules provided for in Section 12.2(c); and

                           (iv)     are not permitted if the amount
                           recharacterized plus after-tax voluntary Employee contributions actually made by such Highly Compensated Participant, exceed the maximum amount of after-tax voluntary Employee contributions (determined prior to application of Section 12.6) that such Highly Compensated Participant is permitted to make under the Plan in the absence of recharacterization.

                  (3) Any distribution and/or recharacterization of less than the entire amount of Excess Contributions shall be treated as a pro rata distribution and/or recharacterization of Excess Contributions and "Income."

                  (4) For the purpose of this Section, "Income" means the income or losses allocable to Excess Contributions, which amount shall be allocated at the same time and in the same manner as income or losses are allocated pursuant to Section 4.3(c). However, "Income" for the period between the end of the Plan Year and the date of the distribution (the "gap period") is not required to be distributed.

                  (5) Excess Contributions shall be treated as Employer contributions for purposes of Code Sections 404 and 415 even if distributed from the Plan.

                  (c) Notwithstanding the above, within twelve (12) months after the end of the Plan Year (or, if the Prior Year Testing method is used, within twelve (12) months after the end of the prior Plan Year), the Employer may make a special Qualified Non-Elective Contribution or Qualified Matching Contribution in accordance with one of the following provisions which contribution shall be allocated to the Qualified Non-Elective Contribution Account or Qualified Matching Contribution Account of each Non-Highly Compensated Participant eligible to share in the allocation in accordance with such provision. The Employer shall provide the Administrator with written notification of the amount of the contribution being made and to which provision it relates.

                  (1) A Qualified Non-Elective Contribution may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 12.4. Such contribution shall be allocated in the same proportion that each Non-Highly Compensated Participant's 414(s) Compensation for the year (or prior year if the Prior Year Testing method is being used) bears to the total 414(s) Compensation of all Non-Highly Compensated Participants for such year.

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                                                       DEFINED CONTRIBUTION PLAN

                  (2) A Qualified Non-Elective Contribution may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 12.4. Such contribution shall be allocated in the same proportion that each Non-Highly Compensated Participant's 414(s) Compensation for the year (or prior year if the Prior Year Testing method is being used) bears to the total 414(s) Compensation of all Non-Highly Compensated Participants for such year. However, for purposes of this contribution, Non-Highly Compensated Participants who are not employed at the end of the Plan Year (or at the end of the prior Plan Year if the Prior Year Testing method is being used) and, if this is a standardized Plan, who have not completed more than 500 Hours of Service (or three (3) consecutive calendar months if the Elapsed Time Method is selected in the Adoption Agreement) during such Plan Year, shall not be eligible to share in the allocation and shall be disregarded.

                  (3) A Qualified Non-Elective Contribution may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 12.4. Such contribution shall be allocated in equal amounts (per capita).

                  (4) A Qualified Non-Elective Contribution may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 12.4. Such contribution shall be allocated in equal amounts (per capita). However, for purposes of this contribution, Non-Highly Compensated Participants who are not employed at the end of the Plan Year (or at the end of the prior Plan Year if the Prior Year Testing method is being used) and, if this is a standardized Plan, who have not completed more than 500 Hours of Service (or three (3) consecutive calendar months if the Elapsed Time Method is selected in the Adoption Agreement) during such Plan Year, shall not be eligible to share in the allocation and shall be disregarded.

                  (5) A Qualified Non-Elective Contribution may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 12.4. Such contribution shall be allocated to the Qualified Non-Elective Contribution Account of the Non-Highly Compensated Participant having the lowest 414(s) Compensation, until one of the tests set forth in Section 12.4 is satisfied (or is anticipated to be satisfied), or until such Non-Highly Compensated Participant has received the maximum "Annual Addition" pursuant to Section 4.4. This process shall continue until one of the tests set forth in Section 12.4 is satisfied (or is anticipated to be satisfied).

                  (6) A Qualified Non-Elective Contribution may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 12.4. Such contribution shall be allocated to the Qualified Non-Elective Contribution Account of the Non-Highly Compensated Participant having the lowest 414(s) Compensation, until one of the tests set forth in Section 12.4 is satisfied (or is anticipated to be satisfied), or until such Non-Highly Compensated Participant has received the maximum "Annual Addition" pursuant to Section 4.4. This process shall continue until one of the tests set forth in Section 12.4 is satisfied (or is anticipated to be satisfied). However, for purposes of this contribution, Non-Highly Compensated Participants who are not employed at the end of the Plan Year (or at the end of the prior Plan Year if the Prior Year Testing method is being used) and, if this is a standardized Plan, who have not completed more than 500 Hours of Service (or three (3) consecutive calendar months if the Elapsed Time Method is selected in the Adoption Agreement) during such Plan Year, shall not be eligible to share in the allocation and shall be disregarded.

                  (7) A Qualified Matching Contribution may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 12.4. Such contribution shall be allocated to the Qualified Matching Contribution Account of each Non-Highly Compensated Participant in the same proportion that each Non-Highly Compensated Participant's Elective Deferrals for the year bears to the total Elective Deferrals of all Non-Highly Compensated Participants.

                  (8) A Qualified Matching Contribution may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 12.4. Such contribution shall be allocated to the Qualified Matching Contribution Account of each Non-Highly Compensated Participant in the same proportion that each Non-Highly Compensated Participant's Elective Deferrals for the year bears to the total Elective Deferrals of all Non-Highly Compensated Participants. However, for purposes of this contribution, Non-Highly Compensated Participants who are not employed at the end of the Plan Year (or at the end of the prior Plan Year if the Prior Year Testing method is being used) and, if this is a standardized Plan, who have not completed more than 500 Hours of Service (or three (3) consecutive calendar months if the Elapsed Time Method is selected in the Adoption Agreement) during such Plan Year, shall not be eligible to share in the allocation and shall be disregarded.

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                                                       DEFINED CONTRIBUTION PLAN

                  (9) A Qualified Matching Contribution may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 12.4. Such contribution shall be allocated to the Qualified Matching Contribution Account of the Non-Highly Compensated Participant having the lowest Elective Deferrals until one of the tests set forth in Section 12.4 is satisfied (or is anticipated to be satisfied), or until such Non-Highly Compensated Participant has received the maximum "Annual Addition" pursuant to Section 4.4. This process shall continue until one of the tests set forth in Section 12.4 is satisfied (or is anticipated to be satisfied).

                  (10) A Qualified Matching Contribution may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 12.4. Such contribution shall be allocated to the Qualified Matching Contribution Account of the Non-Highly Compensated Participant having the lowest Elective Deferrals until one of the tests set forth in Section 12.4 is satisfied (or is anticipated to be satisfied), or until such Non-Highly Compensated Participant has received the maximum "Annual Addition" pursuant to Section 4.4. This process shall continue until one of the tests set forth in Section 12.4 is satisfied (or is anticipated to be satisfied). However, for purposes of this contribution, Non-Highly Compensated Participants who are not employed at the end of the Plan Year (or at the end of the prior Plan Year if the Prior Year Testing method is being used) and, if this is a standardized Plan, who have not completed more than 500 Hours of Service (or three (3) consecutive calendar months if the Elapsed Time Method is selected in the Adoption Agreement) during such Plan Year, shall not be eligible to share in the allocation and shall be disregarded.

                  (d) Any Excess Contributions (and "Income") which are distributed on or after 2 1/2 months after the end of the Plan Year shall be subject to the ten percent (10%) Employer excise tax imposed by Code Section 4979.

12.6     ACTUAL CONTRIBUTION PERCENTAGE TESTS

                  (a) Except as otherwise provided herein, this subsection applies if the Prior Year Testing method is elected in the Adoption Agreement. The "Actual Contribution Percentage" (hereinafter "ACP") for Participants who are Highly Compensated Employees (hereinafter "HCEs") for each Plan Year and the prior year's ACP for Participants who were Non-Highly Compensated Employees (hereinafter "NHCEs") for the prior Plan Year must satisfy one of the following tests:

                  (1) The ACP for a Plan Year for Participants who are HCEs for the Plan Year shall not exceed the prior year's ACP for Participants who were NHCEs for the prior Plan Year multiplied by 1.25; or

                  (2) The ACP for a Plan Year for Participants who are HCEs for the Plan Year shall not exceed the prior year's ACP for Participants who were NHCEs for the prior Plan Year multiplied by 2.0, provided that the ACP for Participants who are HCEs does not exceed the prior year's ACP for Participants who were NHCEs in the prior Plan Year by more than two (2) percentage points.

                  Notwithstanding the above, for purposes of applying the foregoing tests with respect to the first Plan Year in which the Plan permits any Participant to make Employee contributions, provides for matching contributions, or both, the ACP for the prior year's NHCEs shall be deemed to be three percent (3%) unless the Employer has elected in the Adoption Agreement to use the current Plan Year's ACP for these Participants. However, the provisions of this paragraph may not be used if the Plan is a successor plan or is otherwise prohibited from using such provisions pursuant to IRS Notice 98-1 (or superseding guidance).

                  (b) Notwithstanding the preceding, if the Current Year Testing method is elected in the Adoption Agreement, the ACP tests in
         (a)(1) and (a)(2), above shall be applied by comparing the current Plan Year's ACP for Participants who are HCEs with the current Plan Year's ACP (rather than the prior Plan Year's ACP) for Participants who are NHCEs for the current Plan Year. Once made, this election can only be changed if the Plan meets the requirements for changing to the Prior Year Testing method set forth in IRS Notice 98-1 (or superseding guidance). Furthermore, this Plan must use the same testing method for both the ADP and ACP tests for Plan Years beginning on or after the date the Employer adopts its GUST restated plan.

                  (c) This subsection applies to prevent the multiple use of the test set forth in subsection (a)(2) above. Any HCE eligible to make Elective Deferrals pursuant to Section 12.2 and to make after-tax voluntary Employee contributions or to receive matching contributions under this Plan or under any other plan maintained by the Employer or an Affiliated Employer, shall have either the actual deferral ratio adjusted in the manner described in Section 12.5 or the actual contribution ratio reduced in the manner described in Section 12.7 so that the "Aggregate Limit" is not exceeded pursuant to Regulation 1.401(m)-2. The amounts in excess of the "Aggregate Limit" shall be treated as either an Excess Contribution or an Excess Aggregate Contribution. The ADP and ACP of the HCEs are determined after any corrections required to meet the ADP and ACP tests and are deemed to be the maximum permitted under such test for the Plan Year. Multiple use does not occur if either the ADP or ACP of the HCEs does not exceed
         1.25 multiplied by the ADP and ACP of the NHCEs.

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                                                       DEFINED CONTRIBUTION PLAN

         "Aggregate Limit" means the sum of (i) 125 percent of the greater of the ADP of the NHCEs for the Plan Year or the ACP of such NHCEs under the plan subject to Code Section 401(m) for the Plan Year beginning with or within the prior Plan Year of the cash or deferred arrangement and (ii) the lesser of 200% or two plus the lesser of such ADP or ACP. "Lesser" is substituted for "greater" in (i) above, and "greater" is substituted for "lesser" after "two plus the" in (ii) above if it would result in a larger Aggregate Limit. If the Employer has elected in the Adoption Agreement to use the Current Year Testing method, then in calculating the "Aggregate Limit" for a particular Plan Year, the NHCEs ADP and ACP for that Plan Year, instead of the prior Plan Year, is used.

                  (d) A Participant is a Highly Compensated Employee for a particular Plan Year if the Participant meets the definition of a Highly Compensated Employee in effect for that Plan Year. Similarly, a Participant is a Non-highly Compensated Employee for a particular Plan Year if the Participant does not meet the definition of a Highly Compensated Employee in effect for that Plan Year.

                  (e) For the purposes of this Section and Section 12.7, ACP for a specific group of Participants for a Plan Year means the average of the "Contribution Percentages" (calculated separately for each Participant in such group). For this purpose, "Contribution Percentage" means the ratio (expressed as a percentage) of the Participant's "Contribution Percentage Amounts" to the Participant's 414(s) Compensation. The actual contribution ratio for each Participant and the ACP for each group, shall be calculated to the nearest one-hundredth of one percent of the Participant's 414(s) Compensation.

                  (f)      "Contribution Percentage Amounts" means the sum of
         (i) after-tax voluntary Employee contributions, (ii) Employer "Matching Contributions" made pursuant to Section 12.1(a)(2) (including Qualified Matching Contributions to the extent such Qualified Matching Contributions are not used to satisfy the tests set forth in Section 12.4), (iii) Excess Contributions recharacterized as nondeductible voluntary Employee contributions pursuant to Section 12.5, and (iv) Qualified Non-Elective Contributions (to the extent not used to satisfy the tests set forth in Section 12.4). However, "Contribution Percentage Amounts" shall not include "Matching Contributions" that are forfeited either to correct Excess Aggregate Contributions or due to Code Section 401(a)(4) and the Regulations thereunder because the contributions to which they relate are Excess Deferrals, Excess Contributions, or Excess Aggregate Contributions. In addition, "Contribution Percentage Amounts" may include Elective Deferrals provided the ADP test in Section 12.4 is met before the Elective Deferrals are used in the ACP test and continues to be met following the exclusion of those Elective Deferrals that are used to meet the ACP test.

                  (g) For purposes of determining the ACP and the amount of Excess Aggregate Contributions pursuant to Section 12.7, only Employer "Matching Contributions" (excluding "Matching Contributions" forfeited or distributed pursuant to Section 12.2(e), 12.5(b), or 12.7(b)) contributed to the Plan prior to the end of the succeeding Plan Year shall be considered. In addition, the Administrator may elect to take into account, with respect to Employees eligible to have Employer "Matching Contributions" made pursuant to Section 12.1(a)(2) or after-tax voluntary Employee contributions made pursuant to Section 4.7 allocated to their accounts, elective deferrals (as defined in Regulation 1.402(g)-1(b)) and qualified non-elective contributions (as defined in Code Section 401(m)(4)(C)) contributed to any plan maintained by the Employer. Such elective deferrals and qualified non-elective contributions shall be treated as Employer matching contributions subject to Regulation 1.401(m)-1(b)(2) which is incorporated herein by reference. The Plan Year must be the same as the plan year of the plan to which the elective deferrals and the qualified non-elective contributions are made.

                  (h) In the event that this Plan satisfies the requirements of Code Sections 401(a)(4), 401(m), or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this Section shall be applied by determining the ACP of Employees as if all such plans were a single plan. Plans may be aggregated in order to satisfy Code section 401(m) only if they have the same Plan Year.

                           Any adjustments to the NHCE ACP for the prior year will be made in accordance with IRS Notice 98-1 and any superseding guidance, unless the Employer has elected in the Adoption Agreement to use the Current Year Testing method. Plans may be aggregated in order to satisfy Code Section 401(k) only if they have the same Plan Year and use the same ACP testing method.

                  (i) For the purposes of this Section, if an HCE is a Participant under two (2) or more plans (other than an employee stock ownership plan as defined in Code Section 4975(e)(7)) which are maintained by the Employer or an Affiliated Employer to which "Matching Contributions," nondeductible voluntary Employee contributions, or both, are made, all such contributions on behalf of such HCE shall be aggregated for purposes of determining such HCP's actual contribution ratio. However, if the plans have different plan years, this paragraph shall be applied by treating all plans ending with or within the same calendar year as a single plan.

                  (j) For purposes of this Section and Section 12.7, a Highly Compensated Participant and a Non-Highly Compensated Participant shall include any Employee eligible to have "Matching Contributions" made pursuant to

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                                                       DEFINED CONTRIBUTION PLAN

         Section 12.1(a)(2) (whether or not a deferral election was made or suspended pursuant to Section 12.2(g)) allocated to such Participant's account for the Plan Year or to make salary deferrals pursuant to
         Section 12.2 (if the Employer uses salary deferrals to satisfy the provisions of this Section) or after-tax voluntary Employee contributions pursuant to Section 4.7 (whether or not nondeductible voluntary Employee contributions are made) allocated to the Participant's account for the Plan Year.

                  (k) For purposes of this Section and Section 12.7, "Matching Contribution" means an Employer contribution made to the Plan, or to a contract described in Code Section 403(b), on behalf of a Participant on account of a nondeductible voluntary Employee contribution made by such Participant, or on account of a Participant's elective deferrals under a plan maintained by the Employer.

                  (l) For purposes of determining the ACP and the amount of Excess Aggregate Contributions pursuant to Section 12.7, only Elective Deferrals, Qualified Non-Elective Contributions, "Matching Contributions" and Qualified Matching Contributions contributed to the Plan prior to the end of the twelve (12) month period immediately following the Plan Year to which the contributions relate shall be considered.

                  (m) Notwithstanding anything in this Section to the contrary, the provisions of this Section and Section 12.7 may be applied separately (or will be applied separately to the extent required by Regulations) to each "plan" within the meaning of Regulation 1.401(k)-1(g)(11). Furthermore, for Plan Years beginning after December 31, 1998, the provisions of Code Section 401(k)(3)(F) may be used to exclude from consideration all Non-Highly Compensated Employees who have not satisfied the minimum age and service requirements of Code Section 410(a)(1)(A).

12.7     ADJUSTMENT TO ACTUAL CONTRIBUTION PERCENTAGE TESTS

                  (a) In the event (or, with respect to subsection (g) below when the Prior Year Testing method is being used, if it is anticipated) that for Plan Years beginning after December 31, 1996, the Plan does not satisfy one of the tests set forth in Section 12.6, the Administrator shall adjust Excess Aggregate Contributions or the Employer shall make contributions pursuant to the options set forth below or any combination thereof. However, if the Prior Year testing method is being used and it is anticipated that the Plan might not satisfy one of such tests, then the Employer may make contributions pursuant to the options set forth in subsection (c) below.

                  (b) On or before the fifteenth day of the third month following the end of the Plan Year, but in no event later than the close of the following Plan Year the Highly Compensated Participant having the largest allocation of "Contribution Percentage Amounts" shall have a portion of such "Contribution Percentage Amounts" (and "Income" allocable to such amounts) distributed or, if non-Vested, Forfeited (including "Income" allocable to such Forfeitures) until the total amount of Excess Aggregate Contributions has been distributed, or until the amount of the Participant's "Contribution Percentage Amounts" equals the "Contribution Percentage Amounts" of the Highly Compensated Participant having the next largest amount of "Contribution Percentage Amounts." This process shall continue until the total amount of Excess Aggregate Contributions has been distributed or forfeited. Any distribution and/or Forfeiture of "Contribution Percentage Amounts" shall be made in the following order:

                  (1) Employer matching contributions distributed and/or forfeited pursuant to Section 12.5(b)(1);

                  (2) After-tax voluntary Employee contributions including Excess Contributions recharacterized as after-tax voluntary Employee contributions pursuant to Section 12.5(b)(2);

                  (3)      Remaining Employer matching contributions.

                  (c) Any distribution or Forfeiture of less than the entire amount of Excess Aggregate Contributions (and "Income") shall be treated as a pro rata distribution of Excess Aggregate Contributions and "Income." Distribution of Excess Aggregate Contributions shall be designated by the Employer as a distribution of Excess Aggregate Contributions (and "Income"). Forfeitures of Excess Aggregate Contributions shall be treated in accordance with Section 4.3. However, no such Forfeiture may be allocated to a Highly Compensated Participant whose contributions are reduced pursuant to this Section.

                  (d) For the purpose of this Section, "Income" means the income or losses allocable to Excess Aggregate Contributions, which amount shall be allocated at the same time and in the same manner as income or losses are allocated pursuant to Section 4.3(c). However, "Income" for the period between the end of the Plan Year and the date of the distribution (the "gap period") is not required to be distributed.

                  (e) Excess Aggregate Contributions attributable to amounts other than nondeductible voluntary Employee contributions, including forfeited matching contributions, shall be treated as Employer contributions for purposes of Code Sections 404 and 415 even if distributed from the Plan.

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                                                       DEFINED CONTRIBUTION PLAN

                  (f) The determination of the amount of Excess Aggregate Contributions with respect to any Plan Year shall be made after first determining the Excess Contributions, if any, to be treated as nondeductible voluntary Employee contributions due to recharacterization for the plan year of any other qualified cash or deferred arrangement (as defined in Code Section 401(k)) maintained by the Employer that ends with or within the Plan Year or which are treated as after-tax voluntary Employee contributions due to recharacterization pursuant to Section 12.5.

                  (g) Notwithstanding the above, within twelve (12) months after the end of the Plan Year (or, if the Prior Year Testing method is used, within twelve (12) months after the end of the prior Plan Year), the Employer may make a special Qualified Non-Elective Contribution or Qualified Matching Contribution in accordance with one of the following provisions which contribution shall be allocated to the Qualified Non-Elective Contribution Account or Qualified Matching Contribution Account of each Non-Highly Compensated eligible to share in the allocation in accordance with such provision. The Employer shall provide the Administrator with written notification of the amount of the contribution being made and for which provision it is being made pursuant to.

                  (1) A Qualified Non-Elective Contribution may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 12.6. Such contribution shall be allocated in the same proportion that each Non-Highly Compensated Participant's 414(s) Compensation for the year (or prior year if the Prior Year Testing method is being used) bears to the total 414(s) Compensation of all Non-Highly Compensated Participants for such year.

                  (2) A Qualified Non-Elective Contribution may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 12.6. Such contribution shall be allocated in the same proportion that each Non-Highly Compensated Participant's 414(s) Compensation for the year (or prior year if the Prior Year Testing method is being used) bears to the total 414(s) Compensation of all Non-Highly Compensated Participants for such year. However, for purposes of this contribution, Non-Highly Compensated Participants who are not employed at the end of the Plan Year (or at the end of the prior Plan Year if the Prior Year Testing method is being used) and, if this is a standardized Plan, who have not completed more than 500 Hours of Service (or three (3) consecutive calendar months if the Elapsed Time Method is selected in the Adoption Agreement) during such Plan Year, shall not be eligible to share in the allocation and shall be disregarded.

                  (3) A Qualified Non-Elective Contribution may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 12.6. Such contribution shall be allocated in equal amounts (per capita).

                  (4) A Qualified Non-Elective Contribution may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 12.6. Such contribution shall be allocated in equal amounts (per capita). However, for purposes of this contribution, Non-Highly Compensated Participants who are not employed at the end of the Plan Year (or at the end of the prior Plan Year if the Prior Year Testing method is being used) and, if this is a standardized Plan, who have not completed more than 500 Hours of Service (or three (3) consecutive calendar months if the Elapsed Time Method is selected in the Adoption Agreement) during such Plan Year, shall not be eligible to share in the allocation and shall be disregarded.

                  (5) A Qualified Non-Elective Contribution may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 12.6. Such contribution shall be allocated to the Qualified Non-Elective Contribution Account of the Non-Highly Compensated Participant having the lowest 414(s) Compensation, until one of the tests set forth in Section 12.6 is satisfied (or is anticipated to be satisfied), or until such Non-Highly Compensated Participant has received the maximum "Annual Addition" pursuant to Section 4.4. This process shall continue until one of the tests set forth in Section 12.6 is satisfied (or is anticipated to be satisfied).

                  (6) A Qualified Non-Elective Contribution may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 12.6. Such contribution shall be allocated to the Qualified Non-Elective Contribution Account of the Non-Highly Compensated Participant having the lowest 414(s) Compensation, until one of the tests set forth in Section 12.6 is satisfied (or is anticipated to be satisfied), or until such Non-Highly Compensated Participant has received the maximum "Annual Addition" pursuant to Section 4.4. This process shall continue until one of the tests set forth in Section 12.6 is satisfied (or is anticipated to be satisfied). However, for purposes of this contribution, Non-Highly Compensated Employees who are not employed at the end of the Plan Year (or at the end of the prior Plan Year if the Prior Year Testing method is being used) and, if this is a standardized Plan, who have not completed more than 500 Hours of Service (or three (3) consecutive calendar months if the Elapsed Time Method is selected in the Adoption Agreement) during such Plan Year, shall not be eligible to share in the allocation and shall be disregarded.

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                                                       DEFINED CONTRIBUTION PLAN

                  (7) A "Matching Contribution" may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 12.6. Such contribution shall be allocated on behalf of each Non-Highly Compensated Participant in the same proportion that each Non-Highly Compensated Participant's Elective Deferrals for the year bears to the total Elective Deferrals of all Non-Highly Compensated Participants. The Employer shall designate, at the time the contribution is made, whether the contribution made pursuant to this provision shall be a Qualified Matching Contribution allocated to a Participant's Qualified Matching Contribution Account or an Employer Non-Elective Contribution allocated to a Participant's Non-Elective Account.

                  (8) A "Matching Contribution" may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 12.6. Such contribution shall be allocated on behalf of each Non-Highly Compensated Participant in the same proportion that each Non-Highly Compensated Participant's Elective Deferrals for the year bears to the total Elective Deferrals of all Non-Highly Compensated Participants. The Employer shall designate, at the time the contribution is made, whether the contribution made pursuant to this provision shall be a Qualified Matching Contribution allocated to a Participant's Qualified Matching Contribution Account or an Employer Non- Elective Contribution allocated to a Participant's Non-Elective Account. However, for purposes of this contribution, Non-Highly Compensated Participants who are not employed at the end of the Plan Year (or at the end of the prior Plan Year if the Prior Year Testing method is being used) and, if this is a standardized Plan, who have not completed more than 500 Hours of Service (or three (3) consecutive calendar months if the Elapsed Time Method is selected in the Adoption Agreement) during such Plan Year, shall not be eligible to share in the allocation and shall be disregarded.

                  (9) A "Matching Contribution" may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 12.4. Such contribution shall be allocated on behalf of the Non-Highly Compensated Participant having the lowest Elective Deferrals until one of the tests set forth in Section 12.4 is satisfied (or is anticipated to be satisfied), or until such Non-Highly Compensated Participant has received the maximum "Annual Addition" pursuant to Section 4.4. This process shall continue until one of the tests set forth in Section 12.4 is satisfied (or is anticipated to be satisfied). The Employer shall designate, at the time the contribution is made, whether the contribution made pursuant to this provision shall be a Qualified Matching Contribution allocated to a Participant's Qualified Matching Contribution Account or an Employer Non-Elective Contribution allocated to a Participant's Non-Elective Account.

                  (10) A "Matching Contribution" may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 12.4. Such contribution shall be allocated on behalf of the Non-Highly Compensated Participant having the lowest Elective Deferrals until one of the tests set forth in Section 12.4 is satisfied (or is anticipated to be satisfied), or until such Non-Highly Compensated Participant has received the maximum "Annual Addition" pursuant to Section 4.4. This process shall continue until one of the tests set forth in Section 12.4 is satisfied (or is anticipated to be satisfied). The Employer shall designate, at the time the contribution is made, whether the contribution made pursuant to this provision shall be a Qualified Matching Contribution allocated to a Participant's Qualified Matching Contribution Account or an Employer Non-Elective Contribution allocated to a Participant's Non-Elective Account. However, for purposes of this contribution, Non-Highly Compensated Participants who are not employed at the end of the Plan Year (or at the end of the prior Plan Year if the Prior Year Testing method is being used) and, if this is a standardized Plan, who have not completed more than 500 Hours of Service (or three (3) consecutive calendar months if the Elapsed Time Method is selected in the Adoption Agreement) during such Plan Year, shall not be eligible to share in the allocation and shall be disregarded.

                  (h) Any Excess Aggregate Contributions (and "Income") which are distributed on or after 2 1/2 months after the end of the Plan Year shall be subject to the ten percent (10%) Employer excise tax imposed by Code Section 4979.

12.8     SAFE HARBOR PROVISIONS

                  (a) The provisions of this Section will apply if the Employer has elected, in the Adoption Agreement, to use the "ADP Test Safe Harbor" or "ACP Test Safe Harbor." If the Employer has elected to use the "ADP Test Safe Harbor" for a Plan Year, then the provisions relating to the ADP test described in Section 12.4 and in Code Section 401(k)(3) do not apply for such Plan Year. In addition, if the Employer has also elected to use the "ACP Test Safe Harbor" for a Plan Year, then the provisions relating to the ACP test described in Section 12.6 and in Code Section 401(m)(2) do not apply for such Plan Year. Furthermore, to the extent any other provision of the Plan is inconsistent with the provisions of this Section, the provisions of this Section will govern.

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                                                       DEFINED CONTRIBUTION PLAN

                  (b) For purposes of this Section, the following definitions apply:

                  (1) "ACP Test Safe Harbor" means the method described in subsection (c) below for satisfying the ACP test of Code
                  Section 401(m)(2).

                  (2) "ACP Test Safe Harbor Matching Contributions" means "Matching Contributions" described in subsection (d)(1).

                  (3) "ADP Test Safe Harbor" means the method described in subsection (c) for satisfying the ADP test of Code Section 401(k)(3).

                  (4) "ADP Test Safe Harbor Contributions" means "Matching Contributions" and nonelective contributions described in subsection (c)(1) below.

                  (5)      "Compensation" means Compensation as defined in
                  Section 1.11, except, for purposes of this Section, no dollar limit, other than the limit imposed by Code Section 401(a)(17), applies to the Compensation of a Non-Highly Compensated Employee. However, solely for purposes of determining the Compensation subject to a Participant's deferral election, the Employer may use an alternative definition to the one described in the preceding sentence, provided such alternative definition is a reasonable definition within the meaning of Regulation 1.414(s)-1(d)(2) and permits each Participant to elect sufficient Elective Deferrals to receive the maximum amount of "Matching Contributions" (determined using the definition of Compensation described in the preceding sentence) available to the Participant under the Plan.

                  (6) "Eligible Participant" means a Participant who is eligible to make Elective Deferrals under the Plan for any part of the Plan Year (or who would be eligible to make Elective Deferrals but for a suspension due to a hardship distribution described in Section 12.9 or to statutory limitations, such as Code Sections 402(g) and 415) and who is not excluded as an "Eligible Participant" under the 401(k) Safe Harbor elections in the Adoption Agreement.

                  (7) "Matching Contributions" means contributions made by the Employer on account of an "Eligible Participant's" Elective Deferrals.

                  (c) The provisions of this subsection apply for purposes of satisfying the "ADP Test Safe Harbor."

                  (1) The "ADP Test Safe Harbor Contribution" is the contribution elected by the Employer in the Adoption Agreement to be used to satisfy the "ADP Test Safe Harbor." However, if no contribution is elected in the Adoption Agreement, the Employer will contribute to the Plan for the Plan Year a "Basic Matching Contribution" on behalf of each "Eligible Employee." The "Basic Matching Contribution" is equal to (i) onehundred percent (100%) of the amount of an "Eligible Participant's" Elective Deferrals that do not exceed three percent (3%) of the Participant's "Compensation" for the Plan Year, plus (ii) fifty percent (50%) of the amount of the Participant's Elective Deferrals that exceed three percent (3%) of the Participant's "Compensation" but do not exceed five percent (5%) of the Participant's "Compensation."

                  (2) Except as provided in subsection (e) below, for purposes of the Plan, a Basic Matching Contribution or an Enhanced Matching Contribution will be treated as a Qualified Matching Contribution and a Nonelective Safe Harbor Contribution will be treated as a Qualified Non-Elective Contribution. Accordingly, the "ADP Test Safe Harbor Contribution" will be fully Vested and subject to the distribution restrictions set forth in Section 12.2(c) (i.e., may generally not be distributed earlier than separation from service, death, disability, an event described in Section 401(k)(1), or, in case of a profit sharing plan, the attainment of age 59 1/2.). In addition, such contributions must satisfy the "ADP Test Safe Harbor" without regard to permitted disparity under Code Section 401(l).

                  (3)      At least thirty (30) days, but not more than ninety
                  (90) days, before the beginning of the Plan Year, the Employer will provide each "Eligible Participant" a comprehensive notice of the Participant's rights and obligations under the Plan, written in a manner calculated to be understood by the average Participant. However, if an Employee becomes eligible after the 90th day before the beginning of the Plan Year and does not receive the notice for that reason, the notice must be provided no more than ninety (90) days before the Employee becomes eligible but not later than the date the Employee becomes eligible.

                  (4) In addition to any other election periods provided under the Plan, each "Eligible Participant" may make or modify a deferral election during the thirty (30) day period immediately following receipt of the notice described in subsection (3) above. Furthermore, if the "ADP Test Safe Harbor" is a "Matching Contribution" each "Eligible Employee" must be permitted to elect sufficient Elective Deferrals to receive the maximum amount of "Matching Contributions" available to the Participant under the Plan.

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                                                       DEFINED CONTRIBUTION PLAN

                  (d) The provisions of this subsection apply if the Employer has elected to satisfy the "ACP Test Safe Harbor."

                  (1) In addition to the "ADP Test Safe Harbor Contributions," the Employer will make any "Matching Contributions" in accordance with elections made in the Adoption Agreement. Such additional "Matching Contributions" will be considered "ACP Test Safe Harbor Matching Contributions."

                  (2) Notwithstanding any election in the Adoption Agreement to the contrary, an "Eligible Participant's" Elective Deferrals in excess of six percent (6%) of "Compensation" may not be taken into account in applying "ACP Test Safe Harbor Matching Contributions." In addition, effective with respect to Plan Years beginning after December 31, 1999, any portion of an "ACP Test Safe Harbor Matching Contribution" attributable to a discretionary "Matching Contribution" may not exceed four percent (4%) of an "Eligible Participant's" "Compensation."

                  (e)      The Plan is required to satisfy the ACP test of Code
         Section 401(m)(2), using the current year testing method, if the Plan permits after-tax voluntary Employee contributions or if matching contributions that do not satisfy the "ACP Test Safe Harbor" may be made to the Plan. In such event, only "ADP Test Safe Harbor Contributions" or "ACP Test Safe Harbor Contributions" that exceed the amount needed to satisfy the "ADP Test Harbor" or "ACP Test Safe Harbor" (if the Employer has elected to use the "ACP Test Safe Harbor") may be treated as Qualified Nonelective Contributions or Qualified Matching Contributions in applying the ACP test. In addition, in applying the ACP test, elective contributions may not treated as matching contributions under Code Section 401(m)(3). Furthermore, in applying the ACP test, the Employer may elect to disregard with respect to all "Eligible Participants" (1) all "Matching Contributions" if the only "Matching Contributions" made to the Plan satisfy the "ADP Test Safe Harbor Contribution" (the "Basic Matching Contribution" or the "Enhanced Matching Contribution") and (2) if the "ACP Test Safe Harbor" is satisfied, "Matching Contributions" that do not exceed four percent (4%) of each Participant's "Compensation."

12.9     ADVANCE DISTRIBUTION FOR HARDSHIP

                  (a) The Administrator, at the election of a Participant, shall direct the Trustee to distribute to the Participant in any one Plan Year up to the lesser of (1) 100% of the accounts as elected in the Adoption Agreement valued as of the last Valuation Date or (2) the amount necessary to satisfy the immediate and heavy financial need of the Participant. Any distribution made pursuant to this Section shall be deemed to be made as of the first day of the Plan Year or, if later, the Valuation Date immediately preceding the date of distribution, and the account from which the distribution is made shall be reduced accordingly. Withdrawal under this Section shall be authorized only if the distribution is for one of the following or any other item permitted under Regulation 1.401(k)-1(d)(2)(iv):

                  (1) Medical expenses described in Code Section 213(d) incurred by the Participant, the Participant's spouse, or any of the Participant's dependents (as defined in Code Section
                  152) or necessary for these persons to obtain medical care as described in Code Section 213(d);

                  (2) Costs directly related to the purchase (excluding mortgage payments) of a principal residence for the Participant;

                  (3) Payment of tuition and related educational fees, and room and board expenses, for the next twelve (12) months of post-secondary education for the Participant, the Participant's spouse, children, or dependents (as defined in Code Section 152); or

                  (4) Payments necessary to prevent the eviction of the Participant from the Participant's principal residence or foreclosure on the mortgage on that residence.

                  (b) No distribution shall be made pursuant to this Section unless the Administrator, based upon the Participant's representation and such other facts as are known to the Administrator, determines that all of the following conditions are satisfied:

                  (1) The distribution is not in excess of the amount of the immediate and heavy financial need of the Participant (including any amounts necessary to pay any federal, state, or local taxes or penalties reasonably anticipated to result from the distribution);

                  (2) The Participant has obtained all distributions, other than hardship distributions, and all nontaxable loans currently available under all plans maintained by the Employer (to the extent the loan would not increase the hardship);

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                                                       DEFINED CONTRIBUTION PLAN

                  (3) The Plan, and all other plans maintained by the Employer, provide that the Participant's elective deferrals and nondeductible voluntary Employee contributions will be suspended for at least twelve (12) months after receipt of the hardship distribution; and

                  (4) The Plan, and all other plans maintained by the Employer, provide that the Participant may not make elective deferrals for the Participant's taxable year immediately following the taxable year of the hardship distribution in excess of the applicable limit under Code Section 402(g) for such next taxable year less the amount of such Participant's elective deferrals for the taxable year of the hardship distribution.

                  (c) Notwithstanding the above, distributions from the Participant's Elective Deferral Account, Qualified Matching Contribution Account and Qualified Non-Elective Account pursuant to this Section shall be limited solely to the Participant's Elective Deferrals and any income attributable thereto credited to the Participant's Elective Deferral Account as of December 31, 1988. Furthermore, if a hardship distribution is permitted from more than one account type, the Administrator may determine any ordering of a Participant's hardship distribution from such accounts.

                  (d) Any distribution made pursuant to this Section shall be made in a manner which is consistent with and satisfies the provisions of Section 6.5, including, but not limited to, all notice and consent requirements of Code Sections 411(a)(11) and 417 and the Regulations thereunder.

                                  ARTICLE XIII
                            SIMPLE 401(K) PROVISIONS

13.1     SIMPLE 401(k) PROVISIONS

                  (a) If elected in the Adoption Agreement, this Plan is intended to be a SIMPLE 401(k) plan which satisfies the requirements of Code Sections 401(k)(11) and 401(m)(10).

                  (b) The provisions of this Article apply for a "year" only if the following conditions are met:

                  (1) The Employer adopting this Plan is an "eligible employer." An "eligible employer" means, with respect to any "year," an Employer that had no more than 100 Employees who received at least $5,000 of "compensation" from the Employer for the preceding "year." In applying the preceding sentence, all employees of an Affiliated Employer are taken into account.

                  An "eligible employer" that has elected to use the SIMPLE 401(k) provisions but fails to be an "eligible employer" for any subsequent "year," is treated as an "eligible employer" for the two (2) "years" following the last "year" the Employer was an "eligible employer." If the failure is due to any acquisition, disposition, or similar transaction involving an "eligible employer," the preceding sentence applies only if the provisions of Code Section 410(b)(6)(C)(i) are satisfied.

                  (2) No contributions are made, or benefits accrued for services during the "year," on behalf of any "eligible employee" under any other plan, contract, pension, or trust described in Code Section 219(g)(5)(A) or (B), maintained by the Employer.

                  (c) To the extent that any other provision of the Plan is inconsistent with the provisions of this Article, the provisions of this Article govern.

13.2     DEFINITIONS

                  (a) "Compensation" means, for purposes of this Article, the sum of the wages, tips, and other compensation from the Employer subject to federal income tax withholding (as described in Code Section 6051(a)(3)) and the Employee's salary reduction contributions made under this or any other 401(k) plan, and, if applicable, elective deferrals under a Code Section 408(p) SIMPLE plan, a SARSEP, or a Code
         Section 403(b) annuity contract and compensation deferred under a Code
         Section 457 plan, required to be reported by the Employer on Form W-2 (as described in Code Section 6051(a)(8)). For self-employed individuals, "compensation" means net earnings from self-employment determined under Code Section 1402(a) prior to subtracting any contributions made under this Plan on behalf of the individual. The provisions of the plan implementing the limit on Compensation under Code Section 401(a)(17) apply to the "compensation" under this Article.

                  (b) "Eligible employee" means, for purposes of this Article, any Participant who is entitled to make elective deferrals described in Code Section 402(g) under the terms of the Plan.

                  (c)      "Year" means the calendar year.

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                                                       DEFINED CONTRIBUTION PLAN

13.3     CONTRIBUTIONS

                  (a)      Salary Reduction Contributions

                  (1) Each "eligible employee" may make a salary reduction election to have "compensation" reduced for the "year" in any amount selected by the Employee subject to the limitation in subsection (c) below. The Employer will make a salary reduction contribution to the Plan, as an Elective Deferral, in the amount by which the Employee's "compensation" has been reduced.

                  (2) The total salary reduction contribution for the "year" cannot exceed $6,000 for any Employee. To the extent permitted by law, this amount will be adjusted to reflect any annual cost-of-living increases announced by the IRS.

                  (b)      Other Contributions

                  (1) Matching Contributions. Unless (2) below is elected, each "year" the Employer will make a matching contribution to the Plan on behalf of each Employee who makes a salary reduction election under Section 13.3(a). The amount of the matching contribution will be equal to the Employee's salary reduction contribution up to a limit of three percent (3%) of the Employee's "compensation" for the full "year."

                  (2) Nonelective Contributions. For any "year," instead of a matching contribution, the Employer may elect to contribute a nonelective contribution of two percent (2%) of "compensation" for the "year" for each "eligible employee" who received at least $5,000 of "compensation" from the Employer for the "year."

                  (c) Limitation on Other Contributions

                  No Employer or Employee contributions may be made to this Plan for the "year" other than salary reduction contributions described in Section 13.3(a), matching or nonelective contributions described in Section 13.3(b) and rollover contributions described in Regulation Section 1.402(c)-2, Q&A-1(a). Furthermore, the provisions of Section 4.4 which implement the limitations of Code Section 415 apply to contributions made pursuant to this Section.

13.4     ELECTION AND NOTICE REQUIREMENTS

                  (a)      Election Period

                  (1) In addition to any other election periods provided under the Plan, each "eligible employee" may make or modify a salary reduction election during the 60-day period immediately preceding each January 1st.

                  (2) For the "year" an Employee becomes eligible to make salary reduction contributions under this Article, the 60-day election period requirement of subsection (a)(1) is deemed satisfied if the Employee may make or modify a salary reduction election during a 60-day period that includes either the date the Employee becomes eligible or the day before.

                  (3) Each "eligible employee" may terminate a salary reduction election at any time during the "year."

                  (b)      Notice Requirements

                  (1) The Employer will notify each "eligible employee" prior to the 60-day election period described in Section 13.4(a) that a salary reduction election or a modification to a prior election may be made during that period.

                  (2) The notification described in (1) above will indicate whether the Employer will provide a matching contribution described in Section 13.3(b)(1) or a two percent (2%) nonelective contribution described in section 13.3(b)(2).

13.5     VESTING REQUIREMENTS

                  All benefits attributable to contributions made pursuant to this Article are nonforfeitable at all times, and all previous contributions made under the Plan are nonforfeitable as of the beginning of the Plan Year that the 401(k) SIMPLE provisions apply.

(C) 2002 CitiStreet Associates LLC

                                                       DEFINED CONTRIBUTION PLAN

13.6     TOP-HEAVY RULES

                  The Plan is not treated as a top heavy plan under Code Section 416 for any year for which the provisions of this Article are effective and satisfied.

13.7     NONDISCRIMINATION TESTS

                  The Plan is treated as meeting the requirements of Code Sections 401(k)(3)(A)(ii) and 401(m)(2) for any "year" for which the provisions of this Article are effective and satisfied. Accordingly, Sections 12.4, 12.5,
12.6 and 12.7 shall not apply to the Plan.

(C) 2002 CitiStreet Associates LLC

                                     NON-STANDARDIZED 401(k) PROFIT SHARING PLAN

                             ADOPTION AGREEMENT FOR

                           CITISTREET ASSOCIATES LLC

                     NON-STANDARDIZED 401(K) PROFIT SHARING
                                 PLAN AND TRUST

The undersigned Employer adopts CitiStreet Associates LLC Prototype Non-Standardized 401(k) Profit Sharing Plan and Trust and elects the following provisions:

CAUTION: Failure to properly fill out this Adoption Agreement may result in disqualification of the Plan.

EMPLOYER INFORMATION

(An amendment to the Adoption Agreement is not needed solely to reflect a change in the information in this Employer Information Section.)

1.   EMPLOYER'S NAME, ADDRESS AND TELEPHONE NUMBER

     Name:       KCS Energy, Inc.
                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

     Address:    5555 San Felipe, Suite 1200
                 ---------------------------------------------------------------
                                          Street

                 Houston                        Texas                   77056
                 --------                       -----                   -----
                   City                         State                    Zip

     Telephone:  713-964-4881

2.   EMPLOYER'S TAXPAYER IDENTIFICATION NUMBER 22-2889589

3.   TYPE OF ENTITY

     a. [X] Corporation (including Tax-exempt or Non-profit Corporation)

     b. [ ] Professional Service Corporation

     c. [ ] S Corporation

     d. [ ] Limited Liability Company that is taxed as:

            1. [ ] a partnership or sole proprietorship

            2. [ ] a Corporation

            3. [ ] an S Corporation

     e. [ ] Sole Proprietorship

     f. [ ] Partnership (including Limited Liability)

     g. [ ] Other:______________________________________________________________

     AND, the Employer is a member of (select all that apply):

     h. [X] a controlled group

     i. [ ] an affiliated service group

4.   EMPLOYER FISCAL YEAR means the 12 consecutive month period:

     Beginning on       January 1st             (e.g., January 1st)
                        ------------------------
                          month            day

     and ending on      December 31st
                        ------------------------
                          month            day

PLAN INFORMATION

(An amendment to the Adoption Agreement is not needed solely to reflect a change in the information in Questions 9. through 11.)

5.   PLAN NAME:

     KCS Energy, Inc. Savings and Investment Plan
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------

(C) 2002 CitiStreet Associates LLC

                                     NON-STANDARDIZED 401(k) PROFIT SHARING PLAN


6.   EFFECTIVE DATE

     a. [ ] This is a new Plan effective as of ____________ (hereinafter called the "Effective Date")

     b. [ ] This is an amendment and restatement of a previously established qualified plan of the Employer which was originally effective ____________ (hereinafter called the "Effective Date"). The effective date of this amendment and restatement is ____________.

     c. [X] FOR GUST RESTATEMENTS: This is an amendment and restatement of a previously established qualified plan of the Employer to bring the Plan into compliance with GUST (GATT, USERRA, SBJPA and TRA '97). The original Plan effective date was June 1, 1988 (hereinafter called the "Effective Date"). Except as specifically provided in the Plan, the effective date of this amendment and restatement is January 1, 2003 . (May enter a restatement date that is the first day of the current Plan Year. The Plan contains appropriate retroactive effective dates with respect to provisions for the appropriate laws.)

7.   PLAN YEAR means the 12 consecutive month period:

     Beginning on    January 1st              (e.g., January 1st)
                     ------------------------
                       month            day

     and ending on   December 31st
                     ------------------------
                       month            day

     EXCEPT that there will be a Short Plan Year:

     a. [X]  N/A

     b. [ ]  beginning on _______________________________ (e.g., July 1, 2000)
                            month      day,       year

             and ending on ______________________________
                            month      day,       year

8.   VALUATION DATE means:

     a. [X] Every day that the Trustee, any transfer agent appointed by the Trustee or the Employer, and any stock exchange used by such agent are open for business (daily valuation).

     b. [ ]  The last day of each Plan Year.

     c. [ ]  The last day of each Plan Year half (semi-annual).

     d. [ ]  The last day of each Plan Year quarter.

     e. [ ]  Other (specify day or dates): ______________________________ (must be at least once each Plan Year).

9.   PLAN NUMBER assigned by the Employer

     a. [X]  001

     b. [ ]  002

     c. [ ]  003

     d. [ ]  Other:____________________________

10.  TRUSTEE:

     a. [ ] Individual Trustee(s) who serve as discretionary Trustee(s) over assets not subject to control by a corporate Trustee.

     Name(s)                         Title(s)

     ------------------              -------------------------------

     ------------------              -------------------------------

     ------------------              -------------------------------

             Address and Telephone number

             1.  [ ] Use Employer address and telephone number.

             2.  [ ] Use address and telephone number below:

             Address: __________________________________________________________
                                                Street

                      _________________     _________________     ______________
                           City                   State                Zip
             Telephone:_________________________________________________________

(C) 2002 CitiStreet Associates LLC

                                     NON-STANDARDIZED 401(k) PROFIT SHARING PLAN

     b. [X] Corporate Trustee

            Name:       Smith Barney Corporate Trust Company
                        --------------------------------------------------------

            Address:    824 Market Suite 210
                        --------------------------------------------------------
                                              Street

                        Wilmington          Delaware               19801
                        ----------          ----------             -----
                             City                State               Zip

            Telephone:  ________________________________________________________

            AND, the corporate Trustee shall serve as:

                    1. [X] a directed (nondiscretionary) Trustee over all Plan assets except for the following:
                           N/A
                           -----------------------------------------------------

                    2. [ ] a discretionary Trustee over all Plan assets except for the following:
                           -----------------------------------------------------

     AND, shall a separate trust agreement be used with this Plan?

     c. [X] Yes, the CitiStreet Retirement Services Directed-Trustee Agreement.

     d. [  ] No
     NOTE: If Yes is selected, an executed copy of the trust agreement between the Trustee and the Employer must be attached to this Plan. The Plan and trust agreement will be read and construed together. The responsibilities, rights and powers of the Trustee shall be those specified in the trust agreement.

11.  PLAN ADMINISTRATOR'S NAME, ADDRESS AND TELEPHONE NUMBER:
     (If none is named, the Employer will become the Administrator.)

     a. [X] Employer (Use Employer address and telephone number).

     b. [ ] Use name, address and telephone number below:

            Name:       ________________________________________________________

            Address:    ________________________________________________________
                                                  Street
                        _____________________     ______________   _____________
                                City                   State             Zip
            Telephone:  ________________________________________________________

12.  CONSTRUCTION OF PLAN

     This Plan shall be governed by the laws of the state or commonwealth where the Employer's (or, in the case of a corporate Trustee, such Trustee's) principal place of business is located unless another state or commonwealth is specified:

ELIGIBILITY REQUIREMENTS

13.  ELIGIBLE EMPLOYEES (Plan Section 1.18)
     FOR ALL PURPOSES OF THE PLAN (EXCEPT AS ELECTED IN d. or e. BELOW FOR EMPLOYER CONTRIBUTIONS) means all Employees (including Leased Employees)
     EXCEPT:

     NOTE: If different exclusions apply to Elective Deferrals than to other
           Employer contributions, complete this part a.-b. for the Elective Deferral component of the Plan.

     a. [ ] N/A. No exclusions.

     b. [X] The following are excluded, except that if b.3. is selected, such Employees will be included (select all that apply):

               1. [X] Union Employees (as defined in Plan Section 1.18).

               2. [X] Non-resident aliens (as defined in Plan Section 1.18).

               3. [ ] Employees who became Employees as the result of a "Code
                      Section 410(b)(6)(C) transaction" (as defined in Plan
                      Section 1.18).

               4. [ ] Salaried Employees.

               5. [ ] Highly Compensated Employees.

               6. [X] Leased Employees.

               7. [X] Other: An individual shall only be treated as an employee if he of she is reported on the payroll records of the Company as a common law employee.

(C) 2002 CitiStreet Associates LLC

                                     NON-STANDARDIZED 401(k) PROFIT SHARING PLAN

     HOWEVER, different exclusions will apply (select c. OR d. and/or e.):

     c. [X] N/A. The options elected in a.-b. above apply for all purposes of the Plan.

     d. [ ] For purposes of all Employer contributions (other than Elective Deferrals and matching contributions)...

     e. [ ] For purposes of Employer matching contributions...

     IF d. OR e. IS SELECTED, the following exclusions apply for such purposes (select f. or g.):

     f. [ ] N/A. No exclusions.

     g. [ ] The following are excluded, except that if g.3. is selected, such Employees will be included (select all that apply):

            1. [ ] Union Employees (as defined in Plan Section 1.18).

            2. [ ] Non-resident aliens (as defined in Plan Section 1.18).

            3. [ ] Employees who became Employees as the result of a "Code
                   Section 410(b)(6)(C) transaction" (as defined in Plan
                   Section 1.18).

            4. [ ] Salaried Employees

            5. [ ] Highly Compensated Employees

            6. [ ] Leased Employees

            7. [ ] Other:

14. THE FOLLOWING AFFILIATED EMPLOYER (Plan Section 1.6) will adopt this Plan as a Participating Employer (if there is more than one, or if Affiliated Employers adopt this Plan after the date the Adoption Agreement is executed, attach a list to this Adoption Agreement of such Affiliated Employers including their names, addresses, taxpayer identification numbers and types of entities):

     NOTE: Employees of an Affiliated Employer that does not adopt this Adoption
           Agreement as a Participating Employer shall not be Eligible Employees. This Plan could violate the Code Section 410(b) coverage rules if all Affiliated Employers do not adopt the Plan.

     a. [ ] N/A

     b. [X] Name of First Affiliated Employer: KCS Resources, Inc.
                                               --------------------
            Address: 5555 San Felipe, Suite 1200
                     ---------------------------
                                              Street

                     Houston                  Texas               77056
                     --------------           ------------        ----------
                              City                   State               Zip

            Telephone: 713-877-8006
                       ---------------------------------------------------------
            Taxpayer Identification Number: 76-0413320
                                            ------------------------------------
     AND, the Affiliated Employer is:

     c. [X] Corporation (including Tax-exempt, Non-profit or Professional Service Corporation)

     d. [ ] S Corporation

     e. [ ] Limited Liability Company that is taxed as:

               1. [ ] a partnership or sole proprietorship

               2. [ ] a Corporation

               3. [ ] an S Corporation

     f. [ ] Sole Proprietorship

     g. [ ] Partnership (including Limited Liability)

     h. [ ] Other: _____________________________________________________________

(C) 2002 CitiStreet Associates LLC

                                     NON-STANDARDIZED 401(k) PROFIT SHARING PLAN

15.   CONDITIONS OF ELIGIBILITY (Plan Section 3.1)
      Any Eligible Employee will be eligible to participate in the Plan upon satisfaction of the following:

      NOTE: If the Year(s) of Service selected is or includes a fractional year, an Employee will not be required to complete any specified number of Hours of Service to receive credit for such fractional year. If expressed in months of service, an Employee will not be required to complete any specified number of Hours of Service in a particular month.

      ELIGIBILITY FOR ALL PURPOSES OF THE PLAN (EXCEPT AS ELECTED IN e.-k. BELOW FOR EMPLOYER CONTRIBUTIONS) (select a. or all that apply of b., c., and d.):

      NOTE: If different conditions apply to Elective Deferrals than to other
            Employer contributions, complete this part a.-d. for the Elective Deferral component of the Plan.

      a. [ ] No age or service required. (Go to e.-g. below)

      b. [X] Completion of the following service requirement which is based on Years of Service (or Periods of Service if the Elapsed Time Method is elected):

             1. [X] No service requirement
             2. [ ] 1/2 Year of Service or Period of Service
             3. [ ] 1 Year of Service or Period of Service
             4. [ ] ____ (not to exceed 1,000) Hours of Service within ____ (not to exceed 12) months from the Eligible Employee's employment commencement date. If an Employee does not complete the stated Hours of Service during the specified time period, the Employee is subject to the Year of Service requirement in b.3. above.
             5. [ ] Other:______________________________________________________
                    (may not exceed one (1) Year of Service or Period of Service)

      c. [X] Attainment of age:
             1. [ ] No age requirement
             2. [ ] 20 1/2
             3. [X] 21
             4. [ ] Other:______ (may not exceed 21)

      d. [ ] The service and/or age requirements specified above shall be waived with respect to any Eligible Employee who was employed on____ and such Eligible Employee shall enter the Plan as of such date.

             The requirements to be waived are (select one or both):

             1. [ ] service requirement (will let part-time Eligible Employees in Plan)
             2. [ ] age requirement

      HOWEVER, DIFFERENT ELIGIBILITY CONDITIONS WILL APPLY (select e. OR f. and/or g.):

      e. [X] N/A. The options elected in a.-d. above apply for all purposes of the Plan.

      f. [ ] For purposes of all Employer contributions (other than Elective Deferrals and matching contributions)...

      g. [ ] For purposes of Employer matching contributions...

      If f. OR g. IS SELECTED, the following eligibility conditions apply for such purposes:

      h. [ ] No age or service requirements

      i. [ ] Completion of the following service requirement which is based on Years of Service (or Periods of Service if the Elapsed Time Method is elected):

             1. [ ] No service requirement
             2. [ ] 1/2 Year of Service or Period of Service
             3. [ ] 1 Year of Service or Period of Service
             4. [ ] ____ (not to exceed 1,000) Hours of Service within ____ (not to exceed 12) months from the Eligible Employee's employment commencement date. If an Employee does not complete the stated Hours of Service during the specified time period, the Employee is subject to the Year of Service requirement in i.3. above.
             5. [ ] 1 1/2 Years of Service or Periods of Service
             6. [ ] 2 Years of Service or Periods of Service
             7. [ ] Other:______________________________________________________
                    (may not exceed two (2) Years of Service or Periods of Service)

             NOTE: If more than one (1) Year of Service is elected 100%
                   immediate vesting is required.

      j. [ ] Attainment of age:

             1. [ ] No age requirement
             2. [ ] 20 1/2
             3. [ ] 21
             4. [ ] Other:_______(may not exceed 21)

(C)2002 CitiStreet Associates LLC

                                     NON-STANDARDIZED 401(k) PROFIT SHARING PLAN

     k. [ ] The service and/or age requirements specified above shall be waived with respect to any Eligible Employee who was employed on _______ and such Eligible Employee shall enter the Plan as of such date.

             The requirements to be waived are (select one or both):
             1. [ ] service requirement (will let part-time Eligible Employees in Plan)

             2. [ ] age requirement

16.   EFFECTIVE DATE OF PARTICIPATION (Plan Section 3.2)
      An Eligible Employee who has satisfied the eligibility requirements will become a Participant for all purposes of the Plan (except as elected in g.-p. below for Employer contributions):
      NOTE: If different entry dates apply to Elective Deferrals than to other Employer contributions, complete this part a.-f. for the Elective Deferral component of the Plan

      a. [ ] the day on which such requirements are satisfied.

      b. [ ] the first day of the month coinciding with or next following the date on which such requirements are satisfied.

      c. [X] the first day of the Plan Year quarter coinciding with or next following the date on which such requirements are satisfied.

      d. [ ] the earlier of the first day of the seventh month or the first day of the Plan Year coinciding with or next following the date on which such requirements are satisfied.

      e. [ ] the first day of the Plan Year next following the date on which such requirements are satisfied. (Eligibility must be 1/2 Year of Service (or Period of Service) or less and age must be 20 1/2 or less.)

      f. [ ] other: ___________________________________________________________,
             provided that an Eligible Employee who has satisfied the maximum age (21) and service requirements (one (1) Year or Period of Service) and who is otherwise entitled to participate, shall commence participation no later than the earlier of (a) 6 months after such requirements are satisfied, or (b) the first day of the first Plan Year after such requirements are satisfied, unless the Employee separates from service before such participation date.

      HOWEVER, different entry dates will apply (select g. OR h. and/or i.):

      g. [X] N/A. The options elected in a.-f. above apply for all purposes of the Plan.

      h. [ ] For purposes of all Employer contributions (other than Elective Deferrals and matching contributions)...

      i. [ ] For purposes of Employer matching contributions...

      IF h. OR i. IS SELECTED, the following entry dates apply for such purposes (select one):

      j. [ ] the first day of the month coinciding with or next following the date on which such requirements are satisfied.

      k. [ ] the first day of the Plan Year quarter coinciding with or next following the date on which such requirements are satisfied.

      l. [ ] the first day of the Plan Year in which such requirements are satisfied.

      m. [ ] the first day of the Plan Year in which such requirements are satisfied, if such requirements are satisfied in the first 6 months of the Plan Year, or as of the first day of the next succeeding Plan Year if such requirements are satisfied in the last 6 months of the Plan Year.

      n. [ ] the earlier of the first day of the seventh month or the first day of the Plan Year coinciding with or next following the date on which such requirements are satisfied.

      o. [ ] the first day of the Plan Year next following the date on which such requirements are satisfied. (Eligibility must be 1/2 (or 1 1/2 if 100% immediate Vesting is selected) Year of Service (or Period of Service) or less and age must be 20 1/2 or less.)

      p. [ ] other: ___________________________________________________________,
             provided that an Eligible Employee who has satisfied the maximum age (21) and service requirements (one (1) Year or Period of Service (or more than one (1)year if full and immediate vesting)) and who is otherwise entitled to participate, shall commence participation no later than the earlier of (a) 6 months after such requirements are satisfied, or (b) the first day of the first Plan Year after such requirements are satisfied, unless the Employee separates from service before such participation date.

SERVICE

17.   RECOGNITION OF SERVICE WITH PREDECESSOR EMPLOYER (Plan Sections 1.57
      and 1.85)

      a. [X] No service with a predecessor Employer shall be recognized.

      b. [ ] Service with _______ will be recognized except as follows (select
             1. or all that apply of 2. through 4.):

             1. [ ] N/A, no limitations.

             2. [ ] service will only be recognized for vesting purposes.

             3. [ ] service will only be recognized for eligibility purposes.

             4. [ ] service prior to ________ will not be recognized.
             NOTE:  If the predecessor Employer maintained this qualified
                    Plan, then Years of Service (and/or Periods of Service) with such predecessor Employer shall be recognized pursuant to Plan Sections 1.57 and 1.85 and b.1. will apply.

(C)2002 CitiStreet Associates LLC

                                     NON-STANDARDIZED 401(k) PROFIT SHARING PLAN

18.   SERVICE CREDITING METHOD (Plan Sections 1.57 and 1.85)

      NOTE: If no elections are made in this Section, then the Hours of Service Method will be used and the provisions set forth in the definition of Year of Service in Plan Section 1.85 will apply.

      ELAPSED TIME METHOD shall be used for the following purposes
             (select all that apply):

      a. [ ] N/A. Plan only uses the Hours of Service Method.

      b. [ ] all purposes. (If selected, skip to Question 19.)

      c. [ ] eligibility to participate.

      d. [X] vesting.

      e. [ ] sharing in allocations or contributions.

      HOURS OF SERVICE METHOD shall be used for the following purposes (select all that apply):

      f. [ ] N/A. Plan only uses the Elapsed Time Method.

      g. [ ] eligibility to participate in the Plan. The eligibility computation period after the initial eligibility computation period shall...

             1. [ ] shift to the Plan Year after the initial computation period.

             2. [ ] be based on the date an Employee first performs an
                    Hour of Service (initial computation period) and subsequent computation periods shall be based on each anniversary date thereof.

      h. [ ] vesting. The vesting computation period shall be...

             1. [ ] the Plan Year.

             2. [ ] the date an Employee first performs an Hour of Service and each anniversary thereof.

      i. [X] sharing in allocations or contributions (the computation period shall be the Plan Year).

      AND, IF THE HOURS OF SERVICE METHOD IS BEING USED, the Hours of Service will be determined on the basis of the method selected below. Only one method may be selected. The method selected below will be applied to (select j. or k.):

      j. [X] all Employees.

      k. [ ] salaried Employees only (for hourly Employees, actual Hours of Service will be used).

      ON THE BASIS OF:

      l. [ ] actual hours for which an Employee is paid or entitled to payment.

      m. [ ] days worked. An Employee will be credited with ten (10) Hours of Service if under the Plan such Employee would be credited with at least one (1) Hour of Service during the day.

      n. [ ] weeks worked. An Employee will be credited with forty-five (45) Hours of Service if under the Plan such Employee would be credited with at least one (1) Hour of Service during the week.

      o. [ ] semi-monthly payroll periods worked. An Employee will be credited with ninety-five (95) Hours of Service if under the Plan such Employee would be credited with at least one (1) Hour of Service during the semi-monthly payroll period.

      p. [X] months worked. An Employee will be credited with one hundred ninety
             (190) Hours of Service if under the Plan such Employee would be credited with at least one (1) Hour of Service during the month.

      AND, a Year of Service means the applicable computation period during which an Employee has completed at least:

      q. [X] 1,000 (may not be more than 1,000) Hours of Service (if left blank, the Plan will use 1,000 Hours of Service).

(C)2002 CitiStreet Associates LLC

                                    NON-STANDARDIZED 401(k) PROFIT SHARING PLAN

VESTING

19.   VESTING OF PARTICIPANT'S INTEREST (Plan Section 6.4(b))
      Vesting for Employer Contributions (except as otherwise elected in j. - q. below for matching contributions). The vesting schedule, based on a Participant's Years of Service (or Periods of Service if the Elapsed Time Method is elected), shall be as follows:

      a. [ ] 100% upon entering Plan. (Required if eligibility requirement is greater than one (1) Year of Service or Period of Service.)

      b. [ ] 3 Year Cliff:
               0-2 years      0%
                 3 years    100%

      c. [ ] 5 Year Cliff:
               0-4 years      0%
                 5 years    100%

      d. [ ] 6 Year Graded:
               0-1 year      0%
               2 years      20%
               3 years      40%
               4 years      60%
               5 years      80%
               6 years     100%

      e. [ ] 4 Year Graded:
               1 Year       25%
               2 years      50%
               3 years      75%
               4 years     100%

      f. [ ] 5 Year Graded:
               1 year       20%
               2 years      40%
               3 years      60%
               4 years      80%
               5 years     100%

     g.  [ ] 7 Year Graded:
               0-2 years     0%
               3 years      20%
               4 years      40%
               5 years      60%
               6 years      80%
               7 years     100%

     h.  [X] Other - Must be at least as liberal as either c. or g. above.

                          Service     Percentage
                             1             0%
                             2            50%
                             3            75%
                             4           100%

      VESTING FOR EMPLOYER MATCHING CONTRIBUTIONS
      The vesting schedule for Employer matching contributions, based on a Participant's Years of Service (or Periods of Service if the Elapsed Time Method is elected) shall be as follows:

      i. [ ] N/A. There are no matching contributions subject to a vesting schedule OR the schedule in a.-h. above shall also apply to matching contributions.

      j. [ ] 100% upon entering Plan. (Required if eligibility requirement is greater than one (1) Year of Service or Period of Service.)

      k. [ ] 3 Year Cliff

      l. [ ] 5 Year Cliff

      m. [ ] 6 Year Graded

      n. [ ] 4 Year Graded

      o. [ ] 5 Year Graded

      p. [ ] 7 Year Graded

      q. [X] Other - Must be at least as liberal as either l. or p. above.

                    Service                 Percentage
                     1 Year of Service            0%
                     2 Years of Service          50%
                     3 Years of Service          75%
                     4 Years of Service         100%

20.   FOR AMENDED PLANS (Plan Section 6.4(f))
      If the vesting schedule has been amended to a less favorable schedule, enter the pre-amended schedule below:

      a. [X] Vesting schedule has not been amended, amended schedule is more favorable in all years or prior schedule was immediate 100% vesting.

      b. [ ]  Pre-amended schedule:
                        Service                Percentage
                         ___                      ___

                         ___                      ___

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                                     NON-STANDARDIZED 401(k) PROFIT SHARING PLAN

                         ___                      ___

                         ___                      ___

                         ___                      ___

                         ___                      ___

                         ___                      ___

21.   TOP HEAVY VESTING (Plan Section 6.4(c))
      If this Plan becomes a Top Heavy Plan, the following vesting schedule, based on number of Years of Service (or Periods of Service if the Elapsed Time Method is elected), shall apply and shall be treated as a Plan amendment pursuant to this Plan. Once effective, this schedule shall also apply to any contributions made before the Plan became a Top Heavy Plan and shall continue to apply if the Plan ceases to be a Top Heavy Plan unless an amendment is made to change the vesting schedule.

      a. [X] N/A (the regular vesting schedule already satisfies one of the minimum top heavy schedules).

      b. [ ] 6 Year Graded:
               0-1 year                       0%
                 2 years                     20%
                 3 years                     40%
                 4 years                     60%
                 5 years                     80%
                 6 years                    100%

      c. [ ] 3 Year Cliff:
               0-2 years                      0%
                 3 years                    100%

      d. [ ] Other - Must be at least as liberal as either b. or c. above.

                        Service                Percentage
                          ___                     ___

                          ___                     ___

                          ___                     ___

                          ___                     ___

                          ___                     ___

                          ___                     ___

                          ___                     ___

      NOTE: This Section does not apply to the account balances of any Participant who does not have an Hour of Service after the Plan has initially become top heavy. Such Participant's Account balance attributable to Employer contributions and Forfeitures will be determined without regard to this Section.

22.   EXCLUDED VESTING SERVICE

      a. [X] No exclusions.

      b. [ ] Service prior to the Effective Date of the Plan or a predecessor plan.

      c. [ ] Service prior to the time an Employee has attained age 18.

23.   VESTING FOR DEATH AND TOTAL AND PERMANENT DISABILITY
      Regardless of the vesting schedule, Participants shall become fully Vested upon (select a. or all that apply of b. and c.)

      a. [ ] N/A. Apply vesting schedule, or all contributions to the Plan are fully Vested.

      b. [X] Death.

      c. [X] Total and Permanent Disability.

24.   NORMAL RETIREMENT AGE ("NRA") (Plan Section 1.45) means the:

      a. [X] date of a Participant's 65th birthday (not to exceed 65th).

      b. [ ] later of a Participant's ____ birthday (not to exceed 65th) or the ____ (not to exceed 5th) anniversary of the first day of the Plan Year in which participation in the Plan commenced.

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                                     NON-STANDARDIZED 401(k) PROFIT SHARING PLAN

25.      NORMAL RETIREMENT DATE (Plan Section 1.46) means the:

         a. [X] Participant's "NRA".

         OR (select one)

         b. [ ] first day of the month coinciding with or next following the Participant's "NRA".

         c. [ ] first day of the month nearest the Participant's "NRA".

         d. [ ] Anniversary Date coinciding with or next following the Participant's "NRA".

         e. [ ] Anniversary Date nearest the Participant's "NRA".

26.      EARLY RETIREMENT DATE (Plan Section 1.15) means the:

         a. [ ] No Early Retirement provision provided.

         b. [X] date on which a Participant...

         c. [ ] first day of the month coinciding with or next following the date on which a Participant...

         d. [ ] Anniversary Date coinciding with or next following the date on which a Participant...
                AND, if b., c., or d. is selected...

         e. [X] attains age 55.

         f. [ ] attains age ____ and completes at least ____ Years of Service (or Periods of Service) for vesting purposes.

         AND, if b., c. or d. is selected, shall a Participant become fully Vested upon attainment of the Early Retirement Date?

         g. [X] Yes

         h. [ ] No

COMPENSATION

27.      COMPENSATION (Plan Section 1.11) with respect to any Participant means:

         a. [X] Wages, tips and other compensation on Form W-2.

         b. [ ] Section 3401(a) wages (wages for withholding purposes).

         c. [ ] 415 safe-harbor compensation.

         COMPENSATION shall be based on the following determination period:

         d. [X] the Plan Year.

         e. [ ] the Fiscal Year coinciding with or ending within the Plan Year.

         f. [ ] the calendar year coinciding with or ending within the Plan
                Year.

         NOTE: The Limitation Year for Code Section 415 purposes shall be the same as the determination period for Compensation unless an alternative period is specified: _____________ (must be a consecutive twelve month period).

         ADJUSTMENTS TO COMPENSATION

         g. [ ] N/A. No adjustments.

         h. [X] Compensation shall be adjusted by (select all that apply):

                1. [X] including compensation which is not currently includible in the Participant's gross income by reason of the application of Code Sections 125 (cafeteria plan), 132(f)(4) (qualified transportation fringe), 402(e)(3) (401(k) plan), 402(h)(1)(B) (simplified employee pension plan), 414(h) (employer pickup contributions under a governmental plan), 403(b) (tax sheltered annuity) or 457(b) (eligible deferred compensation plan).

                2. [X] excluding reimbursements or other expense allowances, fringe benefits (cash or non-cash), moving expenses, deferred compensation (other than deferrals specified in 1. above) and welfare benefits.

                3. [ ] excluding Compensation paid during the determination period while not a Participant in the component of the Plan for which the definition is being used.

                4. [ ] excluding overtime.

                5. [ ] excluding bonuses.

                6. [ ] excluding commissions.

                7. [X] other: excluding any compensation derived from the
                       exercise of stock options or the granting of shares of company stock, excluding Retention Bonuses as defined in the KCS Energy, Inc. 2002 Employee Retention Plan and the KCS Energy, Inc. 2002 Officer Retention Plan.

                NOTE: Options 4., 5., 6. or 7. may not be selected if an integrated allocation formula is selected (i.e., if 33.f. is selected). In addition, if 4., 5., 6., or 7. is selected, the definition of Compensation could violate the nondiscrimination rules.

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                                     NON-STANDARDIZED 401(k) PROFIT SHARING PLAN

         HOWEVER, FOR SALARY DEFERRAL AND MATCHING PURPOSES Compensation shall be adjusted by (for such purposes, the Plan automatically includes Elective Deferrals and other amounts in h.1. above):

         i. [X] N/A. No adjustments or same adjustments as in above.

         j. [ ] Compensation shall be adjusted by: (select all that apply)

                1. [ ] excluding reimbursements or other expense allowances, fringe benefits (cash or non-cash), moving expenses, deferred compensation (other than deferrals specified in h.1. above) and welfare benefits.

                2. [ ] excluding Compensation paid during the determination period while not a Participant in the component of the Plan for which the definition is being used.

                3. [ ] excluding overtime

                4. [ ] excluding bonuses

                5. [ ] excluding commissions

                6. [ ] other: __________________________________________________

CONTRIBUTIONS AND ALLOCATIONS

28. SALARY REDUCTION ARRANGEMENT - ELECTIVE DEFERRALS (Plan Section 12.2) Each Participant may elect to have Compensation deferred by:

         a. [ ] ____%.

         b. [X] up to 92%.

         c. [ ] from ____% to ____%.

         d. [ ] up to the maximum percentage allowable not to exceed the limits of Code Sections 401(k), 402(g), 404 and 415.

         AND, Participants who are Highly Compensated Employees determined as of the beginning of a Plan Year may only elect to defer Compensation by:

         e. [X] Same limits as specified above.

         f. [ ] The percentage equal to the deferral limit in effect under Code Section 402(g)(3) for the calendar year that begins with or within the Plan Year divided by the annual compensation limit in effect for the Plan Year under Code Section 401(a)(17).

         MAY PARTICIPANTS make a special salary deferral election with respect to bonuses?

         g. [ ] No.

         h. [X] Yes, a Participant may elect to defer up to 92 % of any bonus.

         PARTICIPANTS MAY commence salary deferrals on the effective date of participation and on (must be at least once each calendar year).

                Participants may modify salary deferral elections:

                1. [ ] As of each payroll period

                2. [ ] On the first day of the month

                3. [X] On the first day of each Plan Year quarter

                4. [ ] On the first day of the Plan Year or the first day of the
                       7th month of the Plan Year

                5. [ ] Other: ______ (must be at least once each calendar year)

         AUTOMATIC ELECTION: Shall Participants who do not affirmatively elect to receive cash or have a specified amount contributed to the Plan automatically have Compensation deferred?

         i. [X] No.

         j. [ ] Yes, by _____% of Compensation.

         SHALL THERE BE a special effective date for the salary deferral component of the Plan?

         k. [X] No.

         l. [ ] Yes, the effective date of the salary deferral component of the Plan is _________ (enter month day, year).

29.      SIMPLE 401(k) PLAN ELECTION (Plan Section 13.1)

         Shall the simple 401(k) provisions of Article XIII apply?

         a. [X] No. The simple 401(k) provisions will not apply.

         b. [ ] Yes. The simple 401(k) provisions will apply.

30.      401(k) SAFE HARBOR PROVISIONS (Plan Section 12.8)

         Will the ADP and/or ACP test safe harbor provisions be used? (select a., b. or c.)

         a. [X] No. (If selected, skip to Question 31.)

         b. [ ] Yes, but only the ADP (and NOT the ACP) Test Safe Harbor provisions will be used.

         c. [ ] Yes, both the ADP and ACP Test Safe Harbor provisions will be used.

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                                     NON-STANDARDIZED 401(k) PROFIT SHARING PLAN

         IF c. is selected, does the Plan permit matching contributions in addition to any safe harbor contribution selected in d. or e. below?

         1. [ ] No or N/A. Any matching contributions, other than any Safe Harbor Matching Contributions elected in d. below, will be suspended in any Plan Year in which the safe harbor provisions are used.

         2. [ ] Yes, the Employer may make matching contributions in addition to any Safe Harbor Matching contributions elected in d. below. (If elected, complete the provisions of the Adoption Agreement relating to matching contributions (i.e., Questions
                31. and 32.) that will apply in addition to any elections made in d. below. NOTE: Regardless of any election made in Question 31., the Plan automatically provides that only Elective Deferrals up to 6% of Compensation are taken into account in applying the match set forth in that Question and that the maximum discretionary matching contribution that may be made on behalf of any Participant is 4% of Compensation.)

         THE EMPLOYER WILL MAKE THE FOLLOWING ADP TEST SAFE HARBOR CONTRIBUTION FOR THE PLAN YEAR:

         NOTE: The ACP Test Safe Harbor is automatically satisfied if the only matching contribution made to the Plan is either (1) a Basic Matching Contribution or (2) an Enhanced Matching Contribution that does not provide a match on Elective Deferrals in excess of 6% of Compensation.

         d. [ ] Safe Harbor Matching Contribution (select 1. or 2. AND 3.)

                1. [ ] BASIC MATCHING CONTRIBUTION. The Employer will make
                       Matching Contributions to the account of each "Eligible Participant" in an amount equal to the sum of 100% of the amount of the Participant's Elective Deferrals that do not exceed 3% of the Participant's Compensation, plus 50% of the amount of the Participant's Elective Deferrals that exceed 3% of the Participant's Compensation but do not exceed 5% of the Participant's Compensation.

                2. [ ] ENHANCED MATCHING CONTRIBUTION. The Employer will
                       make Matching Contributions to the account of each "Eligible Participant" in an amount equal to the sum of:

                       a. [ ] _____% (may not be less than 100%) of the
                              Participant's Elective Deferrals that do not exceed ____% (if over 6% or if left blank, the ACP test will still apply) of the Participant's Compensation, plus

                       b. [ ] _____% of the Participant's Elective Deferrals
                              that exceed _____% of the Participant's
                              Compensation but do not exceed _____% (if over 6% or if left blank, the ACP test will still apply) of the Participant's Compensation.

                       NOTE: a. and b. must be completed so that, at any rate of Elective Deferrals, the matching contribution is at least equal to the matching contribution receivable if the Employer were making Basic Matching Contributions, but the rate of match cannot increase as deferrals increase. For example, if a. is completed to provide a match equal to 100% of deferrals up to 4% of Compensation, then b. need not be completed.

                3. [ ] The safe harbor matching contribution will be
                       determined on the following basis (and Compensation for such purpose will be based on the applicable period):

                       a. [ ] the entire Plan Year.

                       b. [ ] each payroll period.

                       c. [ ] all payroll periods ending with or within each
                              month.

                       d. [ ] all payroll periods ending with or within the Plan
                              Year quarter.

         e. [ ] Nonelective Safe Harbor Contributions (select one)

                1. [ ] The Employer will make a Safe Harbor Nonelective
                       Contribution to the account of each "Eligible Participant" in an amount equal to ____% (may not be less than 3%) of the Employee's Compensation for the Plan Year.

                2. [ ] The Employer will make a Safe Harbor Nonelective
                       Contribution to another defined contribution plan maintained by the Employer (specify the name of the other plan): _____.

         FOR PURPOSES OF THE ADP Test Safe Harbor contribution, the term "Eligible Participant" means any Participant who is eligible to make Elective Deferrals with the following exclusions:

         f. [ ] Highly Compensated Employees.

         g. [ ] Employees who have not satisfied the greatest minimum age and service conditions permitted under Code Section 410(a).

         h. [ ] Other: _________________________________________________________
                (must be a category that could be excluded under the permissive or mandatory disaggregation rules of Regulations
                1.401(k)-1(b)(3) and 1.401(m)-1(b)(3)).

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                                     NON-STANDARDIZED 401(k) PROFIT SHARING PLAN

         SPECIAL EFFECTIVE DATE OF ADP AND ACP TEST SAFE HARBOR PROVISIONS

         i. [ ] N/A. The safe harbor provisions are effective as of the later of the Effective Date of this Plan or, if this is an amendment or restatement, the effective date of the amendment or restatement.

         j. [ ] The ADP and ACP Test Safe Harbor provisions are effective for the Plan Year beginning: ___________________________________
                (enter the first day of the Plan Year for which the provisions are (or, for GUST updates, were) effective and, if necessary, enter any other special effective dates that apply with respect to the provisions).

31. FORMULA FOR DETERMINING EMPLOYER MATCHING CONTRIBUTIONS (Plan Section 12.1(a)(2))

         NOTE: Regardless of any election below, if the ACP test safe harbor is being used (i.e., Question 30.c. is selected), then the Plan automatically provides that only Elective Deferrals up to 6% of Compensation are taken into account in applying the match set forth below and that the maximum discretionary matching contribution that may be made on behalf of any Participant is 4% of Compensation.

         a. [ ] N/A. There will not be any matching contributions (Skip to Question 33).

         b. [X] The Employer ... (select 1. or 2.)

                1. [ ] may make matching contributions equal to a
                       discretionary percentage, to be determined by the Employer, of the Participant's Elective Deferrals.

                2. [X] will make matching contributions equal to 50 % (e.g.,
                       50) of the Participant's Elective Deferrals, plus:

                       a. [X] N/A.

                       b. [ ] an additional discretionary percentage, to be
                              determined by the Employer.

                AND, in determining the matching contribution above, only Elective Deferrals up to the percentage or dollar amount specified below will be matched: (select 3. and/or 4. OR 5.)

                3. [X] 6 % of a Participant's Compensation.

                4. [ ] $_____.

                5. [ ] a discretionary percentage of a Participant's
                       Compensation or a discretionary dollar amount, the percentage or dollar amount to be determined by the Employer on a uniform basis to all Participants.

         c. [ ] The Employer may make matching contributions equal to a discretionary percentage, to be determined by the Employer, of each tier, to be determined by the Employer, of the Participant's Elective Deferrals.

         d. [ ] The Employer will make matching contributions equal to the sum of ____% of the portion of the Participant's Elective Deferrals which do not exceed ____% of the Participant's Compensation or $_____ plus ____% of the portion of the Participant's Elective Deferrals which exceed ____% of the Participant's Compensation or $____, but does not exceed ____% of the Participant's Compensation or $_____.

         NOTE:  If c. or d. above is elected, the Plan may violate the Code
                Section 401(a)(4) nondiscrimination requirements if the rate of matching contributions increases as a Participant's Elective Deferrals or Years of Service (or Periods of Service) increase.

         PERIOD OF DETERMINING MATCHING CONTRIBUTIONS

         Matching contributions will be determined on the following basis (and any Compensation or dollar limitation used in determining the match will be based on the applicable period):

         e. [X] the entire Plan Year.

         f. [ ] each payroll period.

         g. [ ] all payroll periods ending within each month.

         h. [ ] all payroll periods ending with or within the Plan Year quarter.

         THE MATCHING CONTRIBUTION MADE ON BEHALF OF ANY PARTICIPANT for any Plan Year will not exceed:

         i. [X] N/A.

         j. [ ] $_____.

         MATCHING CONTRIBUTIONS WILL BE MADE ON BEHALF OF:

         k. [X] all Participants.

         l. [ ] only Non-Highly Compensated Employees.

         SHALL THE MATCHING CONTRIBUTIONS BE QUALIFIED MATCHING CONTRIBUTIONS?

         m. [ ] Yes. If elected, ALL matching contributions will be fully
                Vested and will be subject to restrictions on withdrawals. In addition, Qualified Matching Contributions may be used in either the ADP or ACP test.

         n. [X] No.

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                                     NON-STANDARDIZED 401(k) PROFIT SHARING PLAN

32. ONLY PARTICIPANTS WHO SATISFY THE FOLLOWING CONDITIONS WILL BE ELIGIBLE TO SHARE IN THE ALLOCATION OF MATCHING CONTRIBUTIONS:

         REQUIREMENTS FOR PARTICIPANTS WHO ARE ACTIVELY EMPLOYED AT THE END OF THE PLAN YEAR.

         a. [ ] N/A.

         b. [X] No service requirement.

         c. [ ] A Participant must complete a Year of Service (or Period of Service if the Elapsed Time Method is elected). (Could cause Plan to violate coverage requirements under Code Section 410(b).)

         d. [ ] A Participant must complete at least _____ (may not be more than 1,000) Hours of Service during the Plan Year. (Could cause the Plan to violate coverage requirements under Code Section 410(b).)

         REQUIREMENTS FOR PARTICIPANTS WHO ARE NOT ACTIVELY EMPLOYED AT THE END OF THE PLAN YEAR
         (except as otherwise provided in i. through k. below).

         e. [ ] A Participant must complete more than ____ Hours of Service (not more than 500) (or ______ months of service (not more than three
                (3)) if the Elapsed Time Method is elected).

         f. [ ] A Participant must complete a Year of Service (or Period of Service if the Elapsed Time Method is elected). (Could cause the Plan to violate coverage requirements under Code Section 410(b).)

         g. [ ] Participants will NOT share in such allocations, regardless of service. (Could cause the Plan to violate coverage requirements under Code Section 410(b).)

         h. [X] Participants will share in such allocations, regardless of service.

         PARTICIPANTS WHO ARE NOT ACTIVELY EMPLOYED AT THE END OF THE PLAN YEAR due to the following shall be eligible to share in the allocation of matching contributions regardless of the above conditions (select all that apply):

         i. [X] Death.

         j. [X] Total and Permanent Disability.

         k. [X] Early or Normal Retirement.

         AND, if 32.c., d., f., or g. is selected, shall the 410(b) ratio percentage fail safe provisions apply (Plan Section 12.3(f))?

         l. [ ] No or N/A.

         m. [X] Yes (If selected, the Plan must satisfy the ratio percentage test of Code Section 410(b).)

33.      FORMULA FOR DETERMINING EMPLOYER'S PROFIT SHARING CONTRIBUTION (Plan
         Section 12.1(a)(3)) (d. may be selected in addition to b. or c.)

         a. [ ] N/A. No Employer Profit Sharing Contributions may be made (other than top heavy minimum contributions) (Skip to Question 34.)

         b. [X] Discretionary, to be determined by the Employer, not limited to current or accumulated Net Profits.

         c. [ ] Discretionary, to be determined by the Employer, out of current or accumulated Net Profits.

         d. [ ] Prevailing Wage Contribution. The Employer will make a Prevailing Wage Contribution on behalf of each Participant who performs services subject to the Service Contract Act, Davis-Bacon Act or similar Federal, State, or Municipal Prevailing Wage statutes. The Prevailing Wage Contribution shall be an amount equal to the balance of the fringe benefit payment for health and welfare for each Participant (after deducting the cost of cash differential payments for the Participant) based on the hourly contribution rate for the Participant's employment classification, as designated on Schedule A as attached to this Adoption Agreement. Notwithstanding anything in the Plan to the contrary, the Prevailing Wage Contribution shall be fully Vested. Furthermore, the Prevailing Wage Contribution shall not be subject to any age or service requirements set forth in Question 15. nor to any service or employment conditions set forth in Question 35.

                AND, if d. is selected, is the Prevailing Wage Contribution considered a Qualified Non-Elective Contribution?

                1. [ ] Yes.

                2. [ ] No.

                AND, if d. is selected, shall the amounts allocated on behalf of a Participant for a Plan Year pursuant to e. or f. below be reduced (offset) by the Prevailing Wage Contribution made on behalf of such Participant for the Plan Year under this Plan?

                3. [ ] No (If selected, then the Prevailing Wage Contribution will be added to amounts allocated pursuant to e. or f. below.)

                4. [ ] Yes.

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                                     NON-STANDARDIZED 401(k) PROFIT SHARING PLAN

     CONTRIBUTION ALLOCATIONS

     If b. or c. above is selected, the Employer's discretionary profit sharing contribution for a Plan Year will be allocated as follows:

     e.   [X]  NON-INTEGRATED ALLOCATION

               1.   [X]  In the same ratio as each Participant's Compensation
                         bears to the total of such Compensation of all Participants.

               2.   [ ]  In the same dollar amount to all Participants (per
                         capita).

               3.   [ ]  In the same dollar amount per Hour of Service completed by each Participant.

               4.   [ ]  In the same proportion that each Participant's points bears to the total of such points of all Participants. A Participant's points with respect to any Plan Year shall be computed as follows (select all that apply):

                         a.   [ ]  _______point(s) shall be allocated for each
                                   Year of Service (or Period of Service if the
                                   Elapsed Time METHOD is elected). However, the maximum Years of Service (or Periods of Service) taken into account shall not exceed_____(leave blank if no limit on service applies).

                         b.   [ ]  _______point(s) shall be allocated for each
                                   full $_______(may not exceed $200) of
                                   Compensation.

                         c.   [ ]  _______point(s) shall be allocated for each
                                   year of age as of the end of the Plan Year.

     f.   [ ]  INTEGRATED ALLOCATION

               In accordance with Plan Section 4.3(b)(2) based on a Participant's Compensation in excess of:

               1.   [ ]  The Taxable Wage Base.

               2.   [ ]  _____% (not to exceed 100%) of the Taxable Wage Base.
                         (See Note below)

               3.   [ ]  80% of the Taxable Wage Base plus $1.00.

               4.   [ ]  $_____ (not greater than the Taxable Wage Base). (See
                         Note below)

               NOTE: The integration percentage of 5.7% shall be reduced to:

               1. 4.3% if 2. or 4. above is more than 20% and less than or equal to 80% of the Taxable Wage Base.

               2. 5.4% if 3. is elected or if 2. or 4. above is more than 80% of the Taxable Wage Base.

34.  QUALIFIED NON-ELECTIVE CONTRIBUTIONS (Plan Section 12.1(a)(4))

     NOTE: Regardless of any election made in this Question, the Plan automatically permits Qualified Non-Elective Contributions to correct a failed ADP or ACP test.

     a. [ ] N/A. There will be no additional Qualified Non-Elective Contributions except as otherwise provided in the Plan.

     b. [ ] The Employer will make a Qualified Non-Elective Contribution equal to_______% of the total Compensation of those Participants eligible to share in the allocations.

     c. [X] The Employer may make a Qualified Non-Elective Contribution in an amount to be determined by the Employer, to be allocated in proportion to the Compensation of those Participants eligible to share in the allocations.

     d. [ ] The Employer may make a Qualified Non-Elective Contribution in an amount to be determined by the Employer, to be allocated equally to all Participants eligible to share in the allocations (per capita).

     AND, if b., c., or d. is selected, the Qualified Non-Elective Contributions above will be made on behalf of:

     e.   [X]  all Participants.

     f.   [ ]  only Non-Highly Compensated Employees.

35. REQUIREMENTS TO SHARE IN ALLOCATIONS OF EMPLOYER DISCRETIONARY PROFIT SHARING CONTRIBUTION, QUALIFIED NON-ELECTIVE CONTRIBUTIONS (other than Qualified Non-Elective Contributions under Plan Sections 12.5(c) and 12.7(g)) AND FORFEITURES

     a.   [ ]  N/A. Plan does not permit such contributions.

     b. [X] Requirements for Participants who are actively employed at the end of the Plan Year.

               1.   [ ]  No service requirement.

               2.   [ ]  A Participant must complete a Year of Service (or
                         Period of Service if the Elapsed Time Method is elected). (Could cause Plan to violate coverage requirements under Code Section 410(b).)

               3.   [X]  A Participant must complete at least 1,000 _______(may not be more than 1,000) Hours of Service during the Plan Year.(Could cause the Plan to violate coverage requirements under Code Section 410(b).)

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                                     NON-STANDARDIZED 401(k) PROFIT SHARING PLAN

     REQUIREMENTS FOR PARTICIPANTS WHO ARE NOT ACTIVELY EMPLOYED AT THE END OF THE PLAN YEAR (except as otherwise provided in g. through i. below).

     c. [ ] A Participant must complete more than _______ Hours of Service (not more than 500) (or __________ months of service (not more than three (3)) if the Elapsed Time Method is elected).

     d. [ ] A Participant must complete a Year of Service (or Period of Service if the Elapsed Time Method is elected). (Could cause Plan to violate coverage requirements under Code Section 410(b).)

     e. [X] Participants will NOT share in such allocations, regardless of service. (Could cause Plan to violate coverage requirements under Code Section 410(b).)

     f. [ ] Participants will share in such allocations, regardless of service.

     PARTICIPANTS WHO ARE NOT ACTIVELY EMPLOYED AT THE END OF THE PLAN YEAR due to the following will be eligible to share in the allocations regardless of the above conditions (select all that apply):

     g.   [X]  Death.

     h.   [X]  Total and Permanent Disability.

     i.   [X]  Early or Normal Retirement.

     AND, if 35.b.2, b.3, d. or e. is selected, shall the 410(b) ratio percentage fail safe provisions apply (Plan Section 12.3(f))?

     j.   [ ]  No or N/A.

     k. [X] Yes (If selected, the Plan must satisfy the ratio percentage test of Code Section 410(b)).

36.  FORFEITURES (Plan Sections 1.27 and 4.3(e))
     Except as provided in Plan Section 1.27, a Forfeiture will occur (if no election is made, a. will apply):

     a. [X] as of the earlier of (1) the last day of the Plan Year in which the Former Participant incurs five (5) consecutive 1-Year Breaks in Service, or (2) the distribution of the entire Vested portion of the Participant's Account.

     b. [ ] as of the last day of the Plan Year in which the Former Participant incurs five (5) consecutive 1-Year Breaks in Service.

     Will Forfeitures first be used to pay any administrative expenses?

     c.   [X]  Yes.

     d.   [ ]  No.

     AND, EXCEPT as otherwise provided below with respect to Forfeitures attributable to matching contributions, any remaining Forfeitures will be...

     e.   [ ]  added to any Employer discretionary contribution.

     f.   [X]  used to reduce any Employer contribution.

     g. [ ] added to any Employer matching contribution and allocated as an additional matching contribution.

     h. [ ] allocated to all Participants eligible to share in the allocations in the same proportion that each Participant's Compensation for the Plan Year bears to the Compensation of all Participants for such year.

     FORFEITURES OF MATCHING CONTRIBUTIONS WILL BE...

     i.   [ ]  N/A. Same as above or no matching contributions.

     j.   [X]  used to reduce the Employer's matching contribution.

     k. [ ] added to any Employer matching contribution and allocated as an additional matching contribution.

     l.   [ ]  added to any Employer discretionary profit sharing contribution.

     m. [ ] allocated to all Participants eligible to share in the matching allocations (regardless of whether a Participant elected any salary reductions) in proportion to each such Participant's Compensation for the year.

     n. [ ] allocated to all Non-Highly Compensated Employees eligible to share in the matching allocations (regardless of whether a Participant elected any salary reductions) in proportion to each such Participant's Compensation for the year.

37.  ALLOCATIONS OF EARNINGS (Plan Section 4.3 (c))

     Allocations of earnings with respect to amounts which are not subject to Participant directed investments and which are contributed to the Plan after the previous Valuation Date will be determined...

     a. [X] N/A. All assets in the Plan are subject to Participant investment direction.

     b. [ ] by using a weighted average based on the amount of time that has passed between the date a contribution or distribution was made and the date of the prior Valuation Date.

     c. [ ] by treating one-half of all such contributions as being a part of the Participant's nonsegregated account balance as of the previous Valuation Date.

     d. [ ] by using the method specified in Plan Section 4.3(c) (balance forward method).

     e.   [ ]  other: _________________________________________________________
               (must be a definite predetermined formula that is not based on Compensation and that satisfies the nondiscrimination requirements of Regulation 1.401(a)(4)-4 and is applied uniformly to all Participants).

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38.  LIMITATIONS ON ALLOCATIONS (Plan Section 4.4)

     If any Participant is covered under another qualified defined contribution plan maintained by the Employer, other than a Master or Prototype Plan, or if the Employer maintains a welfare benefit fund, as defined in Code
     Section 419(e), or an individual medical account, as defined in Code
     Section 415(l)(2), under which amounts are treated as Annual Additions with respect to any Participant in this Plan:

     a. [X] N/A. The Employer does not maintain another qualified defined contribution plan.

     b. [ ] The provisions of Plan Section 4.4(b) will apply as if the other plan were a Master or Prototype Plan.

     c. [ ] Specify the method under which the plans will limit total Annual Additions to the Maximum Permissible Amount, and will properly reduce any Excess Amounts, in a manner that precludes Employer discretion:
               ________________________________________________________________

DISTRIBUTIONS

39.  FORM OF DISTRIBUTIONS (Plan Sections 6.5 and 6.6)
     Distributions under the Plan may be made in (select all that apply)...

     a.   [X]  lump-sums.

     b.   [X]  substantially equal installments.

     c.   [ ]  partial withdrawals provided the minimum withdrawal is $____ .

     AND, pursuant to Plan Section 6.12,

     d. [ ] no annuities are allowed (Plan Section 6.12(b) will apply and the joint and survivor rules of Code Sections 401(a)(11) and 417 will not apply to the Plan).

     e.   [ ]  annuities are allowed as the normal form of distribution (Plan
               Section 6.12 will not apply and the joint and survivor rules of Code Sections 401(a)(11) and 417 will automatically apply). If elected, the Pre-Retirement Survivor Annuity (minimum spouse's death benefit) will be equal to:

               1.   [ ]  100% of Participant's interest in the Plan.

               2.   [ ]  50% of Participant's interest in the Plan.

               3.   [ ]  _____% (may not be less than 50%) of a Participant's
                         interest in the Plan.

     f. [X] annuities are allowed but are not the normal form of distribution (Plan Section 6.12(c) will apply and the joint and survivor rules of Code Sections 401(a)(11) and 417 will only apply if an annuity form of distribution is elected by a Participant).

               AND, if e. or f. is elected, the normal form of the Qualified Joint and Survivor Annuity will be a joint and 50% survivor annuity unless otherwise elected below:

               1.   [X]  N/A.

               2.   [ ]  Joint and 100% survivor annuity.

               3.   [ ]  Joint and 75% survivor annuity.

               4.   [ ]  Joint and 66 2/3% survivor annuity.

         NOTE: If this is an amendment to a Plan which permitted annuities as a form of distribution with respect to any portion of the Plan's assets (or if this Plan has accepted a plan-to-plan transfer (other than a direct rollover) of assets from a plan which permitted annuities as a form of distribution) and the joint and survivor annuity rules only apply to a Participant's interest in the Plan attributable to such amounts, then select d. AND e. or
               f. (whichever is applicable to such amounts) and attach an addendum to this Adoption Agreement specifying the assets subject to the joint and survivor annuity provisions.

     AND, distributions may be made in...

     g.   [X]  cash only (except for insurance or annuity contracts).

     h.   [ ]  cash or property.

40.  CONDITIONS FOR DISTRIBUTIONS UPON TERMINATION OF EMPLOYMENT

     Distributions upon termination of employment pursuant to Plan Section 6.4(a) of the Plan will not be made unless the following conditions have been satisfied:

     a. [ ] No distributions may be made until a Participant has reached Early or Normal Retirement Date.

     b. [X] Distributions may be made as soon as administratively feasible at the Participant's election.

     c. [ ] The Participant has incurred_____ 1-Year Break(s) in Service (or Period(s) of Severance if the Elapsed Time Method is elected).

     d. [ ] Distributions may be made at the Participant's election as soon as administratively feasible after the Plan Year coincident with or next following termination of employment.

     e. [ ] Distributions may be made at the Participant's election as soon as administratively feasible after the Plan Year quarter coincident with or next following termination of employment.

     f. [ ] Distributions may be made at the Participant's election as soon as administratively feasible after the Valuation Date coincident with or next following termination of employment.

     g. [ ] Distributions may be made at the Participant's election as soon as administratively feasible____ months following termination of employment.

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     h.   [ ]  Other:___________________________________________________________
               (must be objective conditions which are ascertainable and are not subject to Employer discretion except as otherwise permitted in Regulation 1.411(d)-4 and may not exceed the limits of Code
               Section 401(a)(14) as set forth in Plan Section 6.7).

41.  INVOLUNTARY DISTRIBUTIONS

     Will involuntary distributions of amounts less than $5,000 be made in accordance with the provisions of Sections 6.4, 6.5 and 6.6?

     a.   [X]  Yes

     b.   [ ]  No

42. MINIMUM DISTRIBUTION TRANSITIONAL RULES (Plan Section 6.5(e))

     NOTE: This Section does not apply to (1) a new Plan or (2) an amendment or restatement of an existing Plan that never contained the provisions of Code Section 401(a)(9) as in effect prior to the amendments made by the Small Business Job Protection Act of 1996 (SBJPA).

     The "required beginning date" for a Participant who is not a "five percent (5%) owner" is:

     a. [X] N/A. (This is a new Plan or this Plan has never included the pre-SBJPA provisions.)

     b. [ ] April 1st of the calendar year following the year in which the Participant attains age 70 1/2. (The pre-SBJPA rules will continue to apply.)

     c. [ ] April 1st of the calendar year following the later of the year in which the Participant attains age 70 1/2 or retires (the post-SBJPA rules), with the following exceptions (select one or both and if no election is made, both will apply effective as of January 1, 1996):

               1.   [ ]  A Participant who was already receiving required
                         minimum distributions under the pre-SBJPA rules as of _________(not earlier than January 1, 1996) may elect to stop receiving distributions and have them recommence in accordance with the post-SBJPA rules. Upon the recommencement of distributions, if the Plan permits annuities as a form of distribution then the following will apply:

                         a.   [ ]  N/A. Annuity distributions are not permitted.

                         b.   [ ]  Upon the recommencement of distributions, the
                                   original Annuity Starting Date will be
                                   retained.
                         c.   [ ]  Upon the recommencement of distributions, a
                                   new Annuity Starting Date is created.

               2.   [ ]  A Participant who had not begun receiving required
                         minimum distributions as of__________(not earlier than January 1, 1996) may elect to defer commencement of distributions until retirement. The option to defer the commencement of distributions (i.e., to elect to receive in-service distributions upon attainment of age 70 1/2) will apply to all such Participants unless the option below is elected:

                         a.   [ ]  N/A.

                         b.   [ ]  The in-service distribution option is
                                   eliminated with respect to Participants who attain age 70 1/2 in or after the calendar year that begins after the later of (1) December 31, 1998, or (2) the adoption date of the amendment and restatement to bring the Plan into compliance with SBJPA. (This option may only be elected if the amendment to eliminate the in-service distribution is adopted no later than the last day of the remedial amendment period that applies to the Plan for changes under SBJPA.)

43.  DISTRIBUTIONS UPON DEATH (Plan Section 6.6(h))

     Distributions upon the death of a Participant prior to receiving any benefits shall...

     a. [X] be made pursuant to the election of the Participant or beneficiary.

     b.  [ ]   begin within 1 year of death for a designated beneficiary and be payable over the life (or over a period not exceeding the life expectancy) of such beneficiary, except that if the beneficiary is the Participant's spouse, begin prior to December 31st of the year in which the Participant would have attained age 70 1/2.

     c. [ ] be made within 5 (or if lesser_______ ) years of death for all beneficiaries.

     d. [ ] be made within 5 (or if lesser_______ ) years of death for all beneficiaries, except that if the beneficiary is the Participant's spouse, begin prior to December 31st of the year in which the Participant would have attained age 70 1/2 and be payable over the life (or over a period not exceeding the life expectancy) of such surviving spouse.

44.  HARDSHIP DISTRIBUTIONS (Plan Sections 6.11 and/or 12.9)

     a.   [ ]  No hardship distributions are permitted.

     b. [X] Hardship distributions are permitted from the following accounts (select all that apply):

               1.   [ ]  All accounts.

               2.   [X]  Participant's Elective Deferral Account.

               3.   [ ]  Participant's Account attributable to Employer matching contributions.

               4.   [ ]  Participant's Account attributable to Employer profit sharing contributions.

               5.   [ ]  Participant's Rollover Account.

               6.   [ ]  Participant's Transfer Account.

               7.   [ ]  Participant's Voluntary Contribution Account.

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     NOTE: Distributions from a Participant's Elective Deferral Account are limited to the portion of such account attributable to such Participant's Elective Deferrals (and earnings attributable thereto up to December 31, 1988). Hardship distributions are not permitted from a Participant's Qualified Non-Elective Account (including any 401(k) Safe Harbor Contributions) or Qualified Matching Contribution Account.

     AND, shall the safe harbor hardship rules of Plan Section 12.9 apply to distributions made from all accounts? (Note: The safe harbor hardship rules automatically apply to hardship distributions of Elective Deferrals.)

     c. [ ] No or N/A. The provisions of Plan Section 6.11 apply to hardship distributions from all accounts other than a Participant's Elective Deferral Account.

     d. [X] Yes. The provisions of Plan Section 12.9 apply to all hardship distributions.

     AND, are distributions restricted to those accounts in which a Participant is fully Vested?

     e. [ ] Yes, distributions may only be made from accounts which are fully Vested.

     f. [X] No. (If elected, the fraction at Plan Section 6.5(h) shall apply in determining vesting of the portion of the account balance not withdrawn).

     AND, the minimum hardship distribution shall be...

     g.   [X]  N/A. There is no minimum.

     h.   [ ]  $____ (may not exceed $1,000).

45.  IN-SERVICE DISTRIBUTIONS (Plan Section 6.10)

     a. [ ] In-service distributions may not be made (except as otherwise elected for Hardship Distributions).

     b. [X] In-service distributions may be made to a Participant who has not separated from service provided any of the following conditions have been satisfied (select all that apply):

               1.   [X]  the Participant has attained age 59 1/2.

               2.   [X]  the Participant has reached Normal Retirement Age.

               3.   [ ]  the Participant has been a Participant in the Plan for at least_____ years (may not be less than five (5)).

               4.   [ ]  the amounts being distributed have accumulated in the
                         Plan for at least two (2) years.

     AND, in-service distributions are permitted from the following accounts (select all that apply):

     c.   [X]  All accounts.

     d.   [ ]  Participant's Elective Deferral Account.

     e. [ ] Qualified Matching Contribution Account and portion of Participant's Account attributable to Employer matching contributions.

     f. [ ] Participant's Account attributable to Employer profit sharing contributions.

     g.   [ ]  Qualified Non-Elective Contribution Account.

     h.   [ ]  Participant's Rollover Account.

     i.   [ ]  Participant's Transfer Account.

     j.   [ ]  Participant's Voluntary Contribution Account.

     NOTE: Distributions from a Participant's Elective Deferral Account,
           Qualified Matching Contribution Account and Qualified Non-Elective Account (including 401(k) Safe Harbor Contributions) are subject to restrictions and generally may not be distributed prior to age 59 1/2.

     AND, are distributions restricted to those accounts in which a Participant is fully Vested?

     k. [ ] Yes, distributions may only be made from accounts which are fully Vested.

     l. [X] No. (If elected, the fraction at Plan Section 6.5(h) will apply in determining vesting of the portion of the account balance not withdrawn.)

     AND, the minimum distribution shall be...

     m.   [X]  N/A. There is no minimum.

     n.   [ ]  $ (may not exceed $1,000).

NONDISCRIMINATION TESTING

46.  HIGHLY COMPENSATED EMPLOYEE (Plan Section 1.31)

     NOTE: If this is a GUST restatement, complete the questions in this Section retroactively to the first Plan Year beginning after 1996.

     TOP-PAID GROUP ELECTION. Will the top-paid group election be made? (The election made below for the latest year will continue to apply to subsequent Plan Years unless a different election is made.)

     a.   [ ]  Yes, for the Plan Year beginning in:_____ .

     b.   [X]  No, for the Plan Year beginning in: 1997 .

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     CALENDAR YEAR DATA ELECTION. Will the calendar year data election be used?

     (The election made below for the latest year will continue to apply to subsequent Plan Years unless a different election is made.)

     c.   [ ]  Yes, for the Plan Year beginning in:_________.

     d.   [X]  No, for the Plan Year beginning in: 1997 .

47. ADP AND ACP TESTS (Plan Sections 12.4 and 12.6). The ADP ratio and ACP ratio for Non-Highly Compensated Employees will be based on the following. The election made below for the latest year will continue to apply to subsequent Plan Years unless the Plan is amended to a different election.

     a. [ ] N/A. This Plan satisfies the ADP Test Safe Harbor rules and there are no contributions subject to an ACP test or for all Plan Years beginning in or after the Effective Date of the Plan or, in the case of an amendment and restatement, for all Plan Years to which the amendment and restatement relates.

     b. [ ] PRIOR YEAR TESTING: The prior year ratio will be used for the Plan Year beginning in __________ . (Note: If this election is made for the first year the Code Section 401(k) or 401(m) feature is added to this Plan (unless this Plan is a successor plan), the amount taken into account as the ADP and ACP of Non-Highly Compensated Employees for the preceding Plan Year will be 3%.)

     c. [X] CURRENT YEAR TESTING: The current year ratio will be used for the Plan Year beginning in 2002 .

     NOTE: In any Plan Year where the ADP Test Safe Harbor is being used but not the ACP Test Safe Harbor, then c.above must be used if an ACP test applies for such Plan Year.

TOP HEAVY REQUIREMENTS

48. TOP HEAVY DUPLICATIONS (Plan Section 4.3(i)): When a Non-Key Employee is a Participant in this Plan and a Defined Benefit Plan maintained by the Employer, indicate which method shall be utilized to avoid duplication of top heavy minimum benefits: (If b., c., d. or e. is elected, f. must be completed.)

     a. [X] N/A. The Employer does not maintain a Defined Benefit Plan. (Go to next Question)

     b. [ ] The full top heavy minimum will be provided in each plan (if selected, Plan Section 4.3(i) shall not apply).

     c.   [ ]  5% defined contribution minimum.

     d.   [ ]  2% defined benefit minimum.

     e. [ ] Specify the method under which the Plans will provide top heavy minimum benefits for Non-Key Employees that will preclude Employer discretion and avoid inadvertent omissions:
               ________________________________________________________________

     NOTE: If c., d., or e. is selected and the Defined Benefit Plan and this Plan do not benefit the same Participants, the uniformity requirement of the Section 401(a)(4) Regulations may be violated.

     AND, the "Present Value of Accrued Benefit" (Plan Section 9.2) for Top Heavy purposes shall be based on...

     f.   [ ]  Interest Rate: __________________________________________________
               Mortality Table: ________________________________________________

49. TOP HEAVY DUPLICATIONS (Plan Section 4.3(f)): When a Non-Key Employee is a Participant in this Plan and another defined contribution plan maintained by the Employer, indicate which method shall be utilized to avoid duplication of top heavy minimum benefits:

     a. [X] N/A. The Employer does not maintain another qualified defined contribution plan.

     b.   [ ]  The full top heavy minimum will be provided in each plan.

     c. [ ] A minimum, non-integrated contribution of 3% of each Non-Key Employee's 415 Compensation shall be provided in the Money Purchase Plan (or other plan subject to Code Section 412).

     d. [ ] Specify the method under which the Plans will provide top heavy minimum benefits for Non-Key Employees that will preclude Employer discretion and avoid inadvertent omissions, including any adjustments required under Code Section 415:
               ________________________________________________________________

     NOTE: If c. or d. is selected and both plans do not benefit the same
           Participants, the uniformity requirement of the Section 401(a)(4) Regulations may be violated.

MISCELLANEOUS

50.  LOANS TO PARTICIPANTS (Plan Section 7.6)

     a.   [ ]  Loans are not permitted.

     b.   [X]  Loans are permitted.

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     IF loans are permitted (select all that apply)...

     c.   [X]  loans will be treated as a Participant directed investment.

     d.   [ ]  loans will only be made for hardship or financial necessity.

     e.   [X]  the minimum loan will be $ 1,000 (may not exceed $1,000).

     f. [X] a Participant may only have 1 (e.g., one (1)) loan(s) outstanding at any time.

     g. [X] all outstanding loan balances will become due and payable in their entirety upon the occurrence of a distributable event (other than satisfaction of the conditions for an in-service distribution).
     h. [X] loans will only be permitted from the following accounts (select all that apply):

               1.   [X]  All accounts.

               2.   [ ]  Participant's Elective Deferral Account.

               3.   [ ]  Qualified Matching Contribution Account and/or portion of Participant's Account attributable to Employer matching contributions.

               4.   [ ]  Participant's Account attributable to Employer profit sharing contributions.

               5.   [ ]  Qualified Non-Elective Contribution Account.

               6.   [ ]  Participant's Rollover Account.

               7.   [ ]  Participant's Transfer Account.

               8.   [ ]  Participant's Voluntary Contribution Account.

     NOTE: Department of Labor Regulations require the adoption of a separate written loan program setting forth the requirements outlined in Plan Section 7.6.

51.  DIRECTED INVESTMENT ACCOUNTS (Plan Section 4.10)

     a.   [ ]  Participant directed investments are not permitted.

     b. [X] Participant directed investments are permitted for the following accounts (select all that apply):

               1.   [X]  All accounts.

               2.   [ ]  Participant's Elective Deferral Account.

               3.   [ ]  Qualified Matching Contribution Account and/or portion of Participant's Account attributable to Employer matching contributions.

               4.   [ ]  Participant's Profit Sharing Account.

               5.   [ ]  Qualified Non-Elective Contribution Account.

               6.   [ ]  Participant's Rollover Account.

               7.   [ ]  Participant's Transfer Account.

               8.   [ ]  Participant's Voluntary Contribution Account.

               9.   [ ]  Other: ________________________________________________

     AND, is it intended that the Plan comply with Act Section 404(c) with respect to the accounts subject to Participant investment direction?

     c.   [ ]  No.

     d.   [X]  Yes

     AND, will voting rights on directed investments be passed through to Participants?

     e. [ ] No. Employer stock is not an alternative OR Plan is not intended to comply with Act Section 404(c).

     f.   [X]  Yes, for Employer stock only.

     g.   [ ]  Yes, for all investments.

52.  ROLLOVERS (Plan Section 4.6)

     a.   [ ]  Rollovers will not be accepted by this Plan.

     b.   [X]  Rollovers will be accepted by this Plan.

     AND, if b. is elected, rollovers may be accepted...

     c.   [X]  from any Eligible Employee, even if not a Participant.

     d.   [ ]  from Participants only.

     AND, distributions from a Participant's Rollover Account may be made...

     e.   [ ]  at any time.

     f. [X] only when the Participant is otherwise entitled to a distribution under the Plan.

53.  AFTER-TAX VOLUNTARY EMPLOYEE CONTRIBUTIONS (Plan Section 4.8)

     a.   [X]  After-tax voluntary Employee contributions will not be allowed.

     b.   [ ]  After-tax voluntary Employee contributions will be allowed.

54.  LIFE INSURANCE (Plan Section 7.5)

     a.   [X]  Life insurance may not be purchased.

     b. [ ] Life insurance may be purchased at the option of the Administrator.

     c.   [ ]  Life insurance may be purchased at the option of the Participant.

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     AND, if b. or c. is elected, the purchase of initial or additional life insurance will be subject to the following limitations (select all that apply):

     d.   [ ]  N/A, no limitations.

     e.   [ ]  each initial Contract will have a minimum face amount of $_____ .

     f.   [ ]  each additional Contract will have a minimum face amount of $___.

     g. [ ] the Participant has completed _______ Years of Service (or Periods of Service).

     h. [ ] the Participant has completed ________ Years of Service (or Periods of Service) while a Participant in the Plan.

     i.   [ ]  the Participant is under age ________ on the Contract issue date.

     j. [ ] the maximum amount of all Contracts on behalf of a Participant may not exceed $________.

     k. [ ] the maximum face amount of any life insurance Contract will be $_________ .

GUST TRANSITION RULES

     The following questions only apply if this is a GUST restatement (i.e., Question 6.c. is selected). If this is not a GUST restatement, then this Plan will not be considered an individually designed plan merely because the following questions are deleted from the Adoption Agreement.

55.  COMPENSATION

     The family aggregation rules of Code Section 401(a)(17) as in effect under Code Section 414(q)(6) prior to the enactment of SBJPA do not apply to this Plan effective as of:

     a.   [X]  The first day of the first Plan Year beginning after 1996.

     b. [ ] _________(may not be prior to the first day of the first Plan Year beginning in 1997 and may not be later than the first day of the Plan Year following the Plan Year in which this GUST restatement is adopted).

     NOTE: If family aggregation continued to apply after 1996, the Plan is not a safe harbor plan for Code Section 401(a)(4) purposes and the Employer may not rely on the opinion letter issued by the Internal Revenue Service that this Plan is qualified under Code
               Section 401.

56.  LIMITATION ON ALLOCATIONS AND TOP HEAVY RULES

     If any Participant is a Participant in this Plan and a qualified defined benefit plan maintained by the Employer, then the limitations of Code
     Section 415(e) as in effect under Code Section 414(q)(6) prior to the enactment of SBJPA do not apply to this Plan effective with respect to Limitation Years beginning on or after:

     a. [X] N/A. The Employer does not maintain, and has never maintained, a qualified defined benefit plan OR the provisions of Code Section 415(e) have already been removed from this Plan.

     b. [ ] _____________(may not be prior to the first Limitation Year beginning in 2000 and may not be later than the first Limitation Year beginning after the Limitation Year in which this GUST restatement is adopted).

     NOTE: If the Code Section 415(e) limits continued to apply to Limitation Years beginning after 1999, the Plan is not a safe harbor plan for Code Section 401(a)(4) purposes and the Employer may not rely on the opinion letter issued by the Internal Revenue Service that this Plan is qualified under Code Section 401.

     AND, if b. is selected with a date that is later than the effective date of this GUST restatement, then with respect to the Limitation Year in which this restatement is adopted, if any Participant is a Participant in this Plan and a qualified defined benefit plan maintained by the Employer, specify the method under which the plans involved will provide top heavy minimum benefits for Non-Key Employees and will satisfy the limitations of Code Section 415(e) in a manner that precludes Employer discretion:

     c. [ ] N/A. The effective date of the GUST restatement is the date the provisions of Code Section 415(e) no longer apply to this Plan.

     d.   [ ]  _______________________________________________________________

     NOTE: If the top heavy minimum benefit is only provided in one plan and the Defined Benefit Plan and this Plan do not benefit the same Participants, the uniformity requirement of the Section 401(a)(4) Regulations may be violated.

57.  INVOLUNTARY DISTRIBUTIONS

     If the Plan provides for involuntary distributions (i.e., 41.a. is elected) then the increase in the involuntary amount threshold from $3,500 to $5,000 became effective with respect to distributions made on or after:

     a. [ ] N/A. The plan doesn't provide for involuntary distributions less than $5,000.

     b.   [X]  August 6, 1997, or if later ____ (leave blank if not applicable).

58.  MINIMUM DISTRIBUTIONS

     The proposed Code Section 401(a)(9) Regulations issued in January 2001 apply with respect to distributions under the Plan made on or after January 1, 2001, unless a later date is specified below:

     a.   [X]  N/A.

     b. [ ] _____ (may be any date in 2001 or the first day of any calendar year after 2001).

(C) 2002 CitiStreet Associates LLC

                                     NON-STANDARDIZED 401(k) PROFIT SHARING PLAN

     AND, if b. is selected, for years prior to the date specified above, life expectancies for minimum distributions required pursuant to Code Section 401(a)(9) shall...

     c.   [ ]  be recalculated at the Participant's election.

     d.   [ ]  be recalculated.

     e.   [ ]  not be recalculated.

59. ADP AND ACP TESTS. For Plan Years beginning in and prior to the Plan Year in which the restatement is adopted, the following will apply:

     ADP TEST:

     a. [ ] PRIOR YEAR TESTING: The prior year ratio will be used for the Plan Year beginning in the year specified below. (If this election is made for the first year the Code Section 401(k) feature is added to this Plan (unless this Plan is a successor plan), the amount taken into account as the ADP of Non-Highly Compensated Employees for the preceding Plan Year will be 3%.)

               1. [ ] 1997 2. [ ] 1998 3. [ ] 1999 4. [ ] 2000 5. [ ] _______

     b. [X] CURRENT YEAR TESTING: The current year ratio will be used for the Plan Year beginning in:

               1. [X] 1997 2. [ ] 1998 3. [ ] 1999 4. [ ] 2000 5. [ ] _______

     ACP TEST:

     c.   [ ]  N/A.

     d. [ ] PRIOR YEAR TESTING: The prior year ratio will be used for the Plan Year beginning in the year specified below. (If this election is made for the first year the Code Section 401(m) feature is added to this Plan (unless this Plan is a successor plan), the amount taken into account as the ACP of Non-Highly Compensated Employees for the preceding Plan Year will be 3%.)

               1. [ ] 1997 2. [ ] 1998 3. [ ] 1999 4. [ ] 2000 5.  [ ] ________

     e. [X] CURRENT YEAR TESTING: The current year ratio will be used for the Plan Year beginning in:

               1. [X] 1997 2. [ ] 1998 3. [ ] 1999 4. [ ] 2000 5. [ ] _______

(C) 2002 CitiStreet Associates LLC

                                     NON-STANDARDIZED 401(k) PROFIT SHARING PLAN

You may use this Adoption Agreement only with Basic Plan Document #01. This Adoption Agreement and that Basic Plan Document together are CitiStreet Associates LLC Prototype Non-Standardized 401(k) Profit Sharing Plan #01-005.

Except for furnishing a copy of the Internal Revenue Service [IRS] opinion letter issued to us, we don't provide any assurance about any of these documents.

A failure to properly fill-out the Adoption Agreement might result in a failure of your Plan to qualify for federal income tax treatment under Internal Revenue Code Section 401(a).

Notwithstanding any help we might have provided in preparing your Adoption Agreement from your instructions, you must carefully check it because you alone are responsible for your Plan's provisions.

As long as you're our customer, we'll inform you of any changes we make to (or our discontinuance of) this Prototype Plan.

The adopting Employer may rely on an opinion letter issued by the Internal Revenue Service as evidence that the plan is qualified under Code Section 401 except to the extent provided in Rev. Proc. 2000-20, 2000-6 I.R.B. 553 and Announcement 2001-77, 2001-30 I.R.B.

An Employer who has ever maintained or who later adopts any plan (including a welfare benefit fund, as defined in Code Section 419(e), which provides post-retirement medical benefits allocated to separate accounts for key employees, as defined in Code Section 419A(d)(3), or an individual medical account, as defined in Code Section 415(l)(2)) in addition to this Plan may not rely on the opinion letter issued by the National Office of the Internal Revenue Service with respect to the requirements of Code Sections 415 and 416.

If the Employer who adopts or maintains multiple plans wishes to obtain reliance with respect to the requirements of Code Sections 415 and 416, application for a determination letter must be made to Employee Plans Determinations of the Internal Revenue Service.

The Employer may not rely on the opinion letter in certain other circumstances, which are specified in the opinion letter issued with respect to the plan or in Revenue Procedure 2000-20 and Announcement 2001-77.

You must not rely on an IRS opinion letter issued to us; if you want IRS reliance, you must apply to the IRS for your own determination letter on your Plan.

Even if you get your own IRS determination letter, the IRS's view refers only to the form of the Plan documents and doesn't consider your operation of your Plan. Also, the IRS doesn't consider the non-tax laws that apply to you and your Plan.

You should get the advice of your lawyer before you adopt any retirement plan.

By signing below, you adopt your Plan, and you certify to CitiStreet Associates LLC and its affiliates that you understand and accept all the information stated above.

KCS Energy, Inc., (Plan Sponsor)

BY: ________________________________________
          [name]

Participating Employer _____________________

BY: ________________________________________
          [name]

(C) 2002 CitiStreet Associates LLC

                                     NON-STANDARDIZED 401(k) PROFIT SHARING PLAN

[If there are adopters beyond the Plan Sponsor and another Participating Employer, attach an extra signature page for each Participating Employer.]

If you have any questions about how to adopt your Plan, the meaning of plan provisions, or the effect of the opinion letter that the IRS issued to us, please call or write us:

CitiStreet Associates LLC
Two Tower Center
East Brunswick, NJ 08816
(732) 514-2000

As always, please remember that CitiStreet does not give tax or legal advice. If you need advice, consult your lawyer.

KCS Energy, Inc. (the Employer) hereby causes this Plan to be executed on ______
___________________________.

(C) 2002 CitiStreet Associates LLC

                  KCS ENERGY, INC. SAVINGS AND INVESTMENT PLAN

                            SUMMARY PLAN DESCRIPTION

                                   [KCS LOGO]

                                TABLE OF CONTENTS

                            INTRODUCTION TO YOUR PLAN
                                    ARTICLE I
                            PARTICIPATION IN THE PLAN

Am I eligible to participate in the Plan?.................................     4
When am I eligible to participate in the Plan?............................     5
When is my Entry Date?....................................................     5
What happens if I'm a participant, terminate employment and then
I'm rehired?..............................................................     5

                                   ARTICLE II
                                  CONTRIBUTIONS

What kind of Plan is this?................................................     5
Do I have to contribute money to the Plan in order to participate?........     6
How much may I contribute to the Plan?....................................     6
How often can I modify the amount I contribute?...........................     7
Will the Employer contribute to the Plan?.................................     7
What is the Employer matching contribution?...............................     7
What is the Employer discretionary profit sharing contribution?...........     8
How will the Employer discretionary profit sharing contribution
be allocated to my account?...............................................     8
What is the Qualified Non-Elective Contribution and how is it
allocated?................................................................     8
What compensation is used to determine my Plan benefits?..................     9
Is there a limit on the amount of compensation which can be
considered?...............................................................     9
Are there limits on how much can be contributed to my account
each year?................................................................     9
May I "rollover" payments from other retirement plans or IRAs?............     9
How is the money in the Plan invested?....................................    10

                                   ARTICLE III
                               RETIREMENT BENEFITS

What benefits will I receive at normal retirement?........................    10
What benefits will I receive at early retirement?.........................    11
What happens if I leave the Employer's workforce before I retire?.........    11
What is my vested interest in my accounts?................................    11
How do I determine my Periods of Service for vesting purposes?............    12
Does all my service count for vesting purposes?...........................    12
As a veteran, will my military service count as service with the
Employer?.................................................................    12
What happens to my non-vested account balance if I'm rehired?.............    13

KCS Saving and Investment Plan
Page 1 of 30

What happens to the non-vested portion of a terminated
participant's account?....................................................    13

                                   ARTICLE IV
                               DISABILITY BENEFITS

How is disability defined?................................................    13
What happens if I become disabled?........................................    14

                                    ARTICLE V
                             FORM OF BENEFIT PAYMENT

How will my benefits be paid?.............................................    14
May I delay the receipt of benefits?......................................    14

                                   ARTICLE VI
                                 DEATH BENEFITS

What happens if I die while working for the Employer?.....................    15
Who is the beneficiary of my death benefit?...............................    15
How will the death benefit be paid to my beneficiary?.....................    15
When must the last payment be made to my beneficiary?.....................    15
What happens if I'm a participant, terminate employment and die
before receiving all my benefits?.........................................    16

                                   ARTICLE VII
                            IN-SERVICE DISTRIBUTIONS

Can I withdraw money from my account while working?.......................    16
Can I withdraw money from my account in the event of financial
hardship?.................................................................    16
What conditions must I satisfy to receive a hardship distribution?........    17

                                  ARTICLE VIII
                         TAX TREATMENT OF DISTRIBUTIONS

What are my federal income tax consequences when I receive a
distribution from the Plan?...............................................    17
Can I reduce or defer tax on my distribution?.............................    18

                                   ARTICLE IX
                                HOURS OF SERVICE

What is an Hour of Service?...............................................    18
How are Hours of Service credited?........................................    19

                                    ARTICLE X
                                      LOANS

May I borrow money from the Plan?.........................................    19

KCS Saving and Investment Plan
Page 2 of 30

What are the loan rules and requirements?.................................    19

                                   ARTICLE XI
                          YOUR PLAN'S "TOP HEAVY RULES"

What is a "top heavy plan"?...............................................    20
What happens if the Plan becomes "top heavy"?.............................    21

                                   ARTICLE XII
                    PROTECTED BENEFITS AND CLAIMS PROCEDURES

Is my benefit protected?..................................................    21
Are there any exceptions to the general rule?.............................    21
Can the Plan be amended?..................................................    21
What happens if the Plan is discontinued or terminated?...................    22
How do I submit a claim for Plan benefits?................................    22
What if my benefits are denied?...........................................    22
What is the Claims Review Procedure?......................................    24
What are my rights as a Plan participant?.................................    26
What can I do if I have questions or my rights are violated?..............    27

                                  ARTICLE XIII
                       GENERAL INFORMATION ABOUT THE PLAN

General Plan Information..................................................    27
Employer Information......................................................    28
Administrator Information.................................................    28
Trustee Information.......................................................    29

KCS Saving and Investment Plan
Page 3 of 30

                  KCS ENERGY, INC. SAVINGS AND INVESTMENT PLAN

                            SUMMARY PLAN DESCRIPTION

                            INTRODUCTION TO YOUR PLAN

         KCS Energy, Inc. Savings and Investment Plan ("Plan") has been adopted to provide you with the opportunity to save for retirement on a tax-deferred basis. This Summary Plan Description ("SPD") contains valuable information regarding when you may become eligible to participate in the Plan, your Plan benefits, your distribution options, and many other features of the Plan. You should take the time to read this SPD to get a better understanding of your rights and obligations in the Plan.

         We have attempted to answer most of the questions you may have regarding your benefits in the Plan. If this SPD does not answer all of your questions, please contact the Administrator. The name and address of the Administrator can be found in the Article of this SPD entitled "GENERAL INFORMATION ABOUT THE PLAN."

         This SPD describes the Plan's benefits and obligations as contained in the legal Plan document, which governs the operation of the Plan. The Plan document is written in much more technical and precise language. If the non-technical language in this SPD and the technical, legal language of the Plan document conflict, the Plan document always governs. If you wish to receive a copy of the legal Plan document, please contact the Administrator.

         This SPD describes the current provisions of the Plan. The Plan is subject to federal laws, such as ERISA (the Employee Retirement Income Security
Act), the Internal Revenue Code and other federal laws which may affect your rights. We may amend or terminate this Plan. If the provisions of the Plan that are described in this SPD change, we will notify you.

                                     ARTICLE
                            PARTICIPATION IN THE PLAN

AM I ELIGIBLE TO PARTICIPATE IN THE PLAN?

Provided you are an employee of either KCS Energy, Inc. or KCS Resources, Inc. and you are not an Excluded Employee, (as described below) you are eligible to participate in the Plan once you satisfy the Plan's eligibility conditions described on the next page. Then, you may elect to have your compensation reduced by a specific percentage or dollar amount, and have that amount contributed to the Plan as a salary deferral contribution. You may also be entitled to receive contributions from us.

KCS Saving and Investment Plan
Page 4 of 30

         For purposes of the Plan, Excluded Employees are members of a class of employees identified below:

         - union employees whose employment is governed by a collective bargaining agreement under which retirement benefits were the subject of good faith bargaining.

         - nonresident aliens who have no earned income from sources within the United States.

         -    leased employees.

         Additionally, an individual shall only be treated as an employee if he or she is reported on the payroll records of the Company as a common law employee. The term does not include any other common law employee, any individual who performs services for the Company under an agreement with a leasing organization, any employee who is otherwise classified by the Company as a leased employee, or any individual classified as an independent contractor. In particular, it is expressly intended that individuals not treated as common law employees by the Company on its payroll records are to be excluded from Plan participation even if a court or administrative agency determines that such individuals are common law employees.

WHEN AM I ELIGIBLE TO PARTICIPATE IN THE PLAN?

         If you are an eligible employee, you will be eligible to participate in the Plan on the Entry Date (see below) which coincides with or follows the later of (i) the day you became employed by either KCS Energy, Inc. or KCS Resources, Inc., or (ii) the day you attain age 21

WHEN IS MY ENTRY DATE?

         Entry Dates are January 1, April 1, July 1 and October 1 of each year.

WHAT HAPPENS IF I'M A PARTICIPANT, TERMINATE EMPLOYMENT AND THEN I'M REHIRED?

         If you are no longer a participant because you terminated employment, and you are rehired, the Plan has special rules which may be applicable to you which are explained herein.

                                   ARTICLE II
                                  CONTRIBUTIONS

WHAT KIND OF PLAN IS THIS?

         This Plan is a qualified retirement plan commonly referred to as a 401(k) Plan. As a participant under the Plan, you may elect to defer your compensation by a specific percentage or dollar amount and have that amount contributed to the Plan on a pre-tax basis as a salary deferral. You generally are not taxed on your salary deferrals until you withdraw those amounts from the Plan. In addition, we may make

KCS Saving and Investment Plan
Page 5 of 30
additional contributions to the Plan on your behalf. This Article describes the types of contributions that may be made to the Plan and how these monies will be allocated to your account to provide for your retirement benefit.

DO I HAVE TO CONTRIBUTE MONEY TO THE PLAN IN ORDER TO PARTICIPATE?

No, you are not required to contribute any money in order to participate in our Plan. However, as explained herein, the Company will make matching contributions on your salary deferrals.

HOW MUCH MAY I CONTRIBUTE TO THE PLAN?

         As a participant, you may elect to defer up to 92% of your compensation each year instead of receiving that amount in cash. In addition, you may separately elect to defer up to 92% of any bonuses paid to you during the year. However, your total deferrals in any taxable year may not exceed a dollar limit which is set by law. Below are the dollar limits to 2006:

Year                 Under Age 50           Age 50 and Above
                     Dollar Limit             Dollar Limit
2003                   $12,000                   $14,000
2004                   $13,000                   $16,000
2005                   $14,000                   $18,000
2006                   $15,000                   $20,000

         These limits may be increased after 2006 based upon increases in cost of living. The amount you elect to defer, and any earnings on that amount, will not be subject to federal income tax until it is actually distributed to you. However, the amount you defer is counted as compensation for Social Security taxes.

         You should also be aware that the annual dollar limit is an aggregate limit that applies to all deferrals you may make under this Plan or other cash or deferred arrangements (including tax-sheltered 403(b) annuity contracts, simplified employee pensions or other 401(k) plans in which you may be participating). Generally, if your total deferrals under all cash or deferred arrangements for a calendar year exceed the annual dollar limit, the excess must be included in your income for the year. For this reason, it is desirable to request in writing that these excess deferrals be returned to you. If you fail to request such a return, you may be taxed a second time when the excess deferral is ultimately distributed from the Plan.

         You must decide which plan or arrangement you would like to return the excess. If you decide that the excess should be distributed from this Plan, you must communicate this in writing to the Administrator no later than the March 1st following the close of the calendar year in which such excess deferrals were made. The Administrator will then return the excess deferral and any earnings to you by April 15th.

         The Administrator will allocate the amount you elect to defer to an account maintained on your behalf. You will always be 100% vested in this account. This means that you will always be entitled to all amounts that you defer. This money will, however, be affected by any investment gains or losses. If there is an

KCS Saving and Investment Plan
Page 6 of 30
investment gain, then the balance in your account will increase. If there is an investment loss, then the balance in your account will decrease.

         Distributions of amounts attributable to your salary deferrals are generally not permitted EXCEPT in the event of:

         (a) death; or

         (b) total and permanent disability; or

         (c) severance from employment

         (d) reasons of proven financial hardship (See the question entitled "Can I withdraw money from my account in the event of financial hardship?"); or

         (e) attaining age 59 1/2 while you continue to work; or

         (f) attaining the Plan's normal retirement age "age 65".

         In the event you receive a hardship distribution from your deferrals to this Plan, your Plan's procedure will provide that you will not be allowed to make salary deferrals for a period of six (6) months after you receive the distribution.

         In addition, if you are a highly compensated employee (generally owners or individuals receiving wages in excess of certain amounts established by law), a distribution of amounts attributable to your salary deferrals or certain excess contributions may be required to comply with the law. The Administrator will notify you when a distribution is required.

HOW OFTEN CAN I MODIFY THE AMOUNT I CONTRIBUTE?

         The amount you elect to defer will be deducted from your pay in accordance with a procedure established by the Administrator. You may elect to defer your salary as of your Entry Date. Such election will become effective as soon as administratively feasible. Your election will remain in effect until you modify or terminate it.

         You may modify your salary deferral election on the first day of any Plan Year quarter. You are permitted to revoke your election any time during the Plan Year. The modification will become effective as soon as administratively feasible.

WILL THE EMPLOYER CONTRIBUTE TO THE PLAN?

         Each year, in addition to your salary deferrals, we may contribute to the Plan matching contributions, discretionary profit sharing contributions and Qualified Non-Elective Contributions.

WHAT IS THE EMPLOYER MATCHING CONTRIBUTION?

         We will make a matching contribution equal to 50% of your salary deferrals in a calendar year.


KCS Saving and Investment Plan
Page 7 of 30

         In applying this matching percentage, however, salary deferrals for each year that exceed 6% of your compensation for such period will not be considered. Therefore, in any calendar year the maximum matching contribution will be 3% of your pay.

         Once you are eligible to participate in the Plan, you will always share in the matching contribution regardless of the amount of service you complete during the Plan Year.

WHAT IS THE EMPLOYER DISCRETIONARY PROFIT SHARING CONTRIBUTION?

Each year, we may make a discretionary profit sharing contribution.

In order to share in the profit sharing contribution you must satisfy the following conditions:

         - If you are actively employed on the last day of the Plan Year, you will share if you completed at least 1,000 "Hours of Service" (as such term is defined in the Plan) during the Plan Year (calendar year).

         - If you terminate employment (not actively employed on the last day of the Plan Year), you will not receive a discretionary profit sharing contribution regardless of the number of Hours of Service credited for the Plan Year.

         - You will share in the discretionary profit sharing contribution for the year regardless of the number of Hours of Service credited in the year of your death, disability or "early" or "normal" retirement (as such terms are defined in the Plan).

HOW WILL THE EMPLOYER DISCRETIONARY PROFIT SHARING CONTRIBUTION BE ALLOCATED TO MY ACCOUNT?

         Any discretionary profit sharing contribution will be made as a percentage of your compensation for the Plan Year. The discretionary profit sharing contribution may be funded in cash or shares of KCS Common Stock.

WHAT IS THE QUALIFIED NON-ELECTIVE CONTRIBUTION AND HOW IS IT ALLOCATED?

         On behalf of each participant, we may make a discretionary Qualified Non-Elective Contribution or "QNEC" contribution equal to a uniform percentage of your compensation, which percentage we will determine in any year such contributions are made. These contributions will generally only be made when required to pass IRS nondiscrimination tests.

         In order to share in the QNEC contribution you must satisfy the following conditions:

         - If you are actively employed on the last day of the Plan Year, you will share if you completed at least 1,000 Hours of Service during the Plan Year.

KCS Saving and Investment Plan
Page 8 of 30

         - If you terminate employment (not actively employed on the last day of the Plan Year), you will not receive a QNEC contribution regardless of the number of Hours of Service credited for the Plan Year.

         - You will share in the QNEC contribution for the year regardless of the number of Hours of Service credited in the year of your death, disability, early or normal retirement.

WHAT COMPENSATION IS USED TO DETERMINE MY PLAN BENEFITS?

         For the purposes of the Plan, compensation has a special meaning. Compensation is generally defined as your total compensation that is subject to income tax and paid to you by your Employer during the Plan Year.

         The following adjustments to compensation will be made:

         - reimbursements or other expense allowances, fringe benefits, moving expenses, deferred compensation, and welfare benefits will be excluded

         - any compensation derived from the exercise of stock options or the granting of shares of company stock will be excluded

         -    any "retention bonus" received will be excluded

         - salary deferrals to this Plan or any other plan or arrangement (such as a cafeteria plan or qualified transportation fringe benefit) will be included

IS THERE A LIMIT ON THE AMOUNT OF COMPENSATION WHICH CAN BE CONSIDERED?

         The Plan, by law, cannot recognize annual compensation in excess of $200,000. This amount may be adjusted after 2003 for cost of living increases.

ARE THERE LIMITS ON HOW MUCH CAN BE CONTRIBUTED TO MY ACCOUNT EACH YEAR?

         Generally, the law imposes a maximum limit on the amount of contributions you may receive under the Plan. This limit applies to all contributions we make on your behalf, all contributions you make to the Plan, and any other amounts allocated to any of your accounts during the Plan Year, excluding earnings. This total currently cannot exceed the lesser of $40,000 or 100% of your annual compensation. The dollar limit may be adjusted in later years for cost of living increases.

         You will always be 100% vested in compensation you have deferred into the Plan. This means that you will always be entitled to all of your voluntary contributions. Your voluntary contributions will, however, be affected by any investment gains or losses. If there was a gain, the balance in your account would increase. Of course, if there were a loss from an investment, the balance in your account would decrease.

MAY I "ROLLOVER" PAYMENTS FROM OTHER RETIREMENT PLANS OR IRAS?

         At the discretion of the Administrator, you may be permitted to contribute into the Plan distributions you have received from other plans and certain IRAs. Such a contribution is called a "rollover" and may result in tax savings to you. You may

KCS Saving and Investment Plan
Page 9 of 30
ask your prior plan administrator or trustee (if any) to directly pay (a "direct rollover") to this Plan all or a portion of any amount that you are entitled to receive as a distribution from a prior plan. Alternatively, if you received a distribution from a prior plan, you may elect to contribute any amount eligible for rollover within 60 days of your receipt of the distribution.

         You will always be 100% vested in your rollover account. This means that you will always be entitled to all of your rollover contributions. Rollover contributions will be affected by any investment gains or losses.

HOW IS THE MONEY IN THE PLAN INVESTED?

         You will be able to direct the investment of your interest in the Plan. Your Employer has established participant direction procedures setting forth investment choices available to you. There is no limitation on the frequency with which you can change your investment choices. Instructions on how you can obtain other important information on directed investments available from the Administrator. You need to follow these procedures when you direct investments. You should review the information in these procedures carefully before you give investment directions.

         The Plan is intended to comply with Section 404(c) of ERISA (the Employee Retirement Income Security Act) and Title 29 of the Code of Federal Regulations Section 2550.404c-1. If the Plan complies with this Section, then the fiduciaries of the Plan, including the Employer, the Trustee (if any) and the Administrator, will be relieved of any legal liability for any losses which are the direct and necessary result of the investment directions that you give. Procedures must be followed in giving investment directions. If you fail to do so, then your investment directions need not be followed.

         When you direct investments, your accounts are segregated for purposes of determining the earnings or losses on these investments. Your account does not share in the investment performance of other participants who have directed their own investments.

         You should remember that the amount of your benefits under the Plan will depend in part upon your choice of investments. Gains as well as losses can occur. There are no guarantees of performance. The Employer, the Administrator, and the Trustee (if any) will not provide investment advice or guarantee the performance of any investment you choose.

                                   ARTICLE III
                               RETIREMENT BENEFITS

WHAT BENEFITS WILL I RECEIVE AT NORMAL RETIREMENT?

         You will be entitled to all of your accounts under the Plan if you retire on or after your Normal Retirement Age. However, the actual payment of benefits may generally not begin until you reach your Normal Retirement Date (even if employment has not terminated). In such event, a distribution will be made, at your election, as soon as administratively feasible. If you remain employed past your Normal Retirement Date, you may generally defer the receipt of benefits until your

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
Late Retirement Date. In such event, benefit payments will begin as soon as feasible following your Late Retirement Date.

         You will attain your Normal Retirement Age when you reach your 65th birthday. Your Normal Retirement Date is the date on which you attain your Normal Retirement Age.

         Your Late Retirement Date is the date you choose to retire after first having reached your Normal Retirement Date.

WHAT BENEFITS WILL I RECEIVE AT EARLY RETIREMENT?

         You will be entitled to all of your accounts under the Plan if you retire on or after your Early Retirement Date. However, the actual payment of benefits may generally not begin until you retire after reaching your Early Retirement Date. In such event, a distribution will be made, at your election, as soon as administratively feasible. However, if you retire after reaching your Early Retirement Date but prior to your Normal Retirement Date and the value of your vested benefit is less than $5,000, then a lump-sum distribution will be made to you, regardless of whether you elect to receive it, as soon as administratively feasible after your retirement. (See the question in Article V entitled "How will my benefits be paid?" for a further explanation.)

         Your Early Retirement Date is the date you have attained age 55. You may elect to retire when you reach your Early Retirement Date.

WHAT HAPPENS IF I LEAVE THE EMPLOYER'S WORKFORCE BEFORE I RETIRE?

         If your employment terminates for reasons other than death, disability or early or normal retirement, you will be entitled to receive only your "vested percentage" of your account balance. (See the question in this Article entitled "What is my vested interest in my accounts?")

         You may elect to have your vested benefit distributed to you as soon as administratively feasible following your termination of employment. However, if the value of your vested benefit is less than $5,000, a lump-sum distribution will be made to you within a reasonable time after you terminate employment regardless of whether you elect to receive it. (See the question in Article V entitled "How will my benefits be paid?" for a further explanation.)

WHAT IS MY VESTED INTEREST IN MY ACCOUNTS?

         You are always 100% vested in amounts attributable to your salary deferrals and QNEC contributions.

         Your "vested percentage" in your accounts attributable to discretionary profit sharing and matching contributions is determined under the following schedules and is based on vesting Periods of Service. You will always, however, be 100% vested if you are employed on or after your Early or Normal Retirement Age or if you become totally and permanently disabled (as defined in the Plan) or die. (See the question in this Article entitled "What benefits will I receive at normal retirement?")

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

                                Vesting Schedule
                   Discretionary Profit Sharing Contributions

Periods of Service                                Percentage
1  Year of Service                                     0%
2 Years of Service                                    50%
3 Years of Service                                    75%
4 Years of Service                                   100%

                    Vesting Schedule
                 Matching Contributions

Periods of Service                                Percentage
1 Year of Service                                      0%
2 Years of Service                                    50%
3 Years of Service                                    75%
4 Years of Service                                   100%

HOW DO I DETERMINE MY PERIODS OF SERVICE FOR VESTING PURPOSES?

         You will be credited with a Period of Service for each twelve month period you work for us. The Administrator will track your service and will credit you with a Period of Service in accordance with the terms of the Plan. If you have any questions regarding your vesting service, you should contact the Administrator.

DOES ALL MY SERVICE COUNT FOR VESTING PURPOSES?

         In calculating your vested percentage, all service you perform for us will generally be counted. However, there are some exceptions to this general rule.

         BREAK IN SERVICE RULES. If you terminate employment and are rehired, you may "lose" credit for prior service under the Plan's Break in Service rules.

         For vesting purposes, you will have a Break in Service if you are not employed with us for a period of at least twelve consecutive months. However, if you are absent from work for certain leaves of absence such as a maternity or paternity leave, the twelve consecutive month period beginning on the first anniversary of your first day of such absence will not constitute a Break in Service.

         Five-year Break in Service rule. The five-year Break in Service rule applies only to totally non-vested (0% vested) participants. If you are totally non-vested in your account and you have five consecutive Breaks in Service (as defined above), all the service you earned before the 5-year period no longer counts for vesting purposes. Thus, if you return to employment after incurring five consecutive Breaks in Service, you will be treated as a new employee (with no prior service) for purposes of determining your vested percentage under the Plan.

AS A VETERAN, WILL MY MILITARY SERVICE COUNT AS SERVICE WITH THE EMPLOYER?

         If you are a veteran and are reemployed under the Uniformed Services Employment and Reemployment Rights Act of 1994, your qualified military service

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

may be considered service with the Employer. If you may be affected by this law, ask your Administrator for further details.

WHAT HAPPENS TO MY NON-VESTED ACCOUNT BALANCE IF I'M REHIRED?

         If you have no vested benefit in your account balance when you leave, your account balance will be forfeited. However, if you return to service with the Employer before incurring five consecutive Breaks in Service, your account balance as of your termination date will be restored unadjusted for any gains or losses.

         If you are partially vested in your account balance when you leave, the non-vested portion of your account balance will be forfeited on the earlier of the date:

         (a)      of the distribution of your vested account balance, or

         (b)      when you incur five consecutive Breaks in Service.

         If you received a distribution of your vested account balance and are reemployed, you may have the right to repay this distribution. If you repay the entire amount of the distribution, we will restore your account balance with your forfeited amount. You must repay this distribution within five years from your date of reemployment, or, if earlier, before you incur five consecutive 1-Year Breaks in Service. If you were fully vested when you left, you do not have the opportunity to repay your distribution.

WHAT HAPPENS TO THE NON-VESTED PORTION OF A TERMINATED PARTICIPANT'S ACCOUNT?

         The non-vested portion of a terminated participant's account balance remains in the Plan and is called a forfeiture. Forfeitures may be used by the Plan for several purposes such as the payment of Plan expenses. Any remaining forfeitures will be used to reduce any Employer contributions.

         However, any remaining forfeitures attributable to matching contributions will be used to reduce any matching contributions.

                                   ARTICLE IV
                               DISABILITY BENEFITS

HOW IS DISABILITY DEFINED?

         Under the Plan, disability is defined as a physical or mental condition resulting from bodily injury, disease, or mental disorder which renders you incapable of continuing any gainful occupation. We will consider whether you're disabled only if you claim a distribution based on disability when the Plan does not provide for a distribution based on severance from employment or another reason, and only to the extent necessary to decide whether you're entitled to a distribution that you couldn't get any other way. Your disability will be determined under a procedure set by the Administrator. However, if the Social Security Administration decided that your condition constitutes total disability under the federal Social Security Act, then the Administrator may deem that you are disabled for purposes of the Plan.

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

WHAT HAPPENS IF I BECOME DISABLED?

         If you become disabled while a participant, you will be entitled to 100% of your account balance. Payment of your disability benefits will be made to you as if you had retired. However, if the value of your disability benefit is less than $5,000, then a lump-sum distribution will be made to you within a reasonable time after you become disabled regardless of whether you elect to receive it. (See the question in Article V entitled "How will my benefits be paid?")

                                    ARTICLE V
                             FORM OF BENEFIT PAYMENT

HOW WILL MY BENEFITS BE PAID?

         If your vested benefit in the Plan does not exceed $5,000, then your benefit will be distributed to you in a single lump-sum payment as soon as practicable following the event that entitles you to a distribution. If your vested benefit in the Plan exceeds $5,000, then you must consent to the distribution before it may be made. You may elect to receive a distribution in:

         -    a single lump-sum payment in cash

         - installments over a period of not more than your assumed life expectancy (or the assumed life expectancies of you and your beneficiary)

         - as an annuity - periodic payments over the life of you or you and your spouse or beneficiary.

         Our Plan provides for annuities as an optional form of distribution. An annuity generally provides for payments for your life, and, in some cases for the life of your spouse. The value of the annuity never exceeds the value of your vested interest in the plan. If you have a spouse and you wish to receive a distribution in the form of an annuity, the annuity must be based on your life and the life of your spouse unless you obtain your spouse's consent to elect an annuity over only your life or in some other form.

MAY I DELAY THE RECEIPT OF BENEFITS?

         Yes, you may delay the receipt of benefits unless a distribution is required to be made, as explained earlier, because your vested benefit under the Plan does not exceed $5,000. However, if you elect to delay the receipt of benefits, there are rules that require that certain minimum distributions be made from the Plan. If you are a 5% owner, distributions are required to begin not later than the April 1st following the end of the year in which you reach age 70 1/2. If you are not a 5% owner, distributions are required to begin not later than the April 1st following the later of the end of the year in which you reach age 70 1/2 or retire. You should see the Administrator if you think you may be affected by these rules.

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

                                   ARTICLE VI
                                 DEATH BENEFITS

WHAT HAPPENS IF I DIE WHILE WORKING FOR THE EMPLOYER?

         If you die while still employed by us, then 100% of your account balance will be used to provide your beneficiary with a death benefit.

WHO IS THE BENEFICIARY OF MY DEATH BENEFIT?

         If you have a spouse at the time of your death, your spouse will be the beneficiary of the entire death benefit unless an election is made to change the beneficiary. IF YOU WISH TO DESIGNATE A BENEFICIARY OTHER THAN YOUR SPOUSE, YOUR SPOUSE MUST IRREVOCABLY CONSENT TO WAIVE ANY RIGHT TO THE DEATH BENEFIT. YOUR SPOUSE'S CONSENT MUST BE IN WRITING, BE WITNESSED BY A NOTARY OR the PLAN administrator AND ACKNOWLEDGE THE SPECIFIC NON-SPOUSE BENEFICIARY.

         If you have a spouse and you change your designation, then your spouse must again consent to the change. In addition, you may elect a beneficiary other than your spouse without your spouse's consent if your spouse cannot be located.

         If you do not have a spouse at the time of your death, then you may designate a beneficiary on a form to be supplied to you by the Administrator.

         If no valid designation of beneficiary exists, or if no beneficiary is alive when the Administrator considers a claim or a distribution soon will be required, the death benefit will be available to the person or persons that the Administrator in its discretion decides is or are the beneficiaries.

HOW WILL THE DEATH BENEFIT BE PAID TO MY BENEFICIARY?

         Unless you elected otherwise prior to your death, your beneficiary may elect to have the death benefit paid in:

         -    a single lump-sum payment in cash.

         - installments over a period of not more than the assumed life expectancy of your beneficiary

         - as an annuity-periodic payments over the life of your beneficiary.

WHEN MUST THE LAST PAYMENT BE MADE TO MY BENEFICIARY?

         Regardless of the method of distribution selected, your entire death benefit must generally be paid to your beneficiaries within five years after your death (the "5-year rule"). However, if your designated beneficiary is a person (instead of your estate or most trusts), then you or your beneficiary may elect to have distributions begin within one year of your death and be paid over the designated beneficiary's life expectancy (the "1-year rule"). If your spouse is the beneficiary, then under the "1-year rule" the start of payments may be delayed until the year in which you would

KCS Saving and Investment Plan
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

have attained age 70 1/2. The election to have death benefits distributed under the "1-year rule" instead of the "5-year rule" must be made no later than the time at which minimum distributions must commence under the "1-year rule" (or, in the case of a surviving spouse, the "5-year rule," if earlier).

         Since your spouse has certain rights to the death benefit, you should immediately report any change in your marital status to the Administrator.

WHAT HAPPENS IF I'M A PARTICIPANT, TERMINATE EMPLOYMENT AND DIE BEFORE RECEIVING ALL MY BENEFITS?

         If you terminate employment with us and subsequently die, your beneficiary will be entitled to the vested percentage of your remaining interest in the Plan at the time of your death.

                                   ARTICLE VII
                            IN-SERVICE DISTRIBUTIONS

CAN I WITHDRAW MONEY FROM MY ACCOUNT WHILE WORKING?

         Generally, you may receive a distribution from the Plan prior to your termination of employment if you satisfy certain conditions.

         You may be entitled to receive a pre-retirement distribution if you have reached age 59 1/2. However, this distribution is not in addition to your other benefits and will therefore reduce the value of the benefits you will receive at retirement. This distribution is made at your election and will be made in accordance with the forms of distributions available under the Plan.

         Also, the law restricts any other pre-retirement distributions other than hardship mentioned below.

CAN I WITHDRAW MONEY FROM MY ACCOUNT IN THE EVENT OF FINANCIAL HARDSHIP?

         Yes, if you satisfy certain conditions. This hardship distribution is not in addition to your other benefits and will therefore reduce the value of the benefits you will receive at retirement.

         You may request a hardship distribution of your salary deferrals. The law prohibits you from receiving the earnings on your salary deferrals when you receive a distribution on account of a hardship.

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

WHAT CONDITIONS MUST I SATISFY TO RECEIVE A HARDSHIP DISTRIBUTION?

         A hardship distribution may be made to satisfy certain immediate and heavy financial needs that you have. A hardship distribution may only be made for payment of the following:

         - Expenses for medical care (described in Section 213(d) of the Internal Revenue Code) previously incurred by you, your spouse or your dependent or necessary for you, your spouse or your dependent to obtain medical care;

         - Costs directly related to the purchase of your principal residence (excluding mortgage payments);

         - Tuition, related educational fees, and room and board expenses for the next twelve (12) months of post-secondary education for yourself, your spouse or dependent;

         - Amounts necessary to prevent your eviction from your principal residence or foreclosure on the mortgage of your principal residence.

         If you have one of the above expenses, a hardship distribution can only be made if you certify and agree that all of the following conditions are satisfied:

         (a) The distribution is not in excess of the amount of your immediate and heavy financial need. The amount of your immediate and heavy financial need may include any amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution;

         (b) You have obtained all distributions, other than hardship distributions, and all nontaxable (at the time of the loan) loans currently available under all plans maintained by your Employer; and

         (c) Your Plan's procedure will provide that your salary deferrals will be suspended for at least six (6) months after your receipt of the hardship distribution.

                                  ARTICLE VIII
                         TAX TREATMENT OF DISTRIBUTIONS

WHAT ARE MY FEDERAL INCOME TAX CONSEQUENCES WHEN I RECEIVE A DISTRIBUTION FROM THE PLAN?

         Generally, you must include any Plan distribution in your taxable income in the year in which you receive the distribution. The tax treatment may also depend on your age when you receive the distribution. Certain distributions made to you when you are under age 59 1/2 could be subject to an additional 10% tax.

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

CAN I REDUCE OR DEFER TAX ON MY DISTRIBUTION?

         You may reduce, or defer entirely, the tax due on your distribution through use of one of the following methods:

         (a) The rollover of all or a portion of the distribution to an Individual Retirement Account or Annuity (IRA) or another eligible employer plan. This will result in no federal income tax being due until you begin withdrawing funds from the IRA or other eligible retirement plan. The rollover of the distribution, however, MUST be made within strict time frames (normally, within 60 days after you receive your distribution). Under certain circumstances all or a portion of a distribution (such as a hardship distribution) may not qualify for this rollover treatment. In addition, most distributions will be subject to mandatory federal income tax withholding at a rate of 20%. This will reduce the amount you actually receive. For this reason, if you wish to rollover all or a portion of your distribution amount, the direct rollover option described in paragraph (b) below would be the better choice.

         (b) For most distributions, you may request that a direct rollover (sometimes incorrectly referred to as a direct transfer) of all or a portion of a distribution be made to either an Individual Retirement Account or Annuity (IRA) or another eligible retirement plan willing to accept the rollover. A direct rollover will result in no tax being due until you withdraw funds from the IRA or other eligible retirement plan. Like the rollover, under certain circumstances all or a portion of the amount to be distributed may not qualify for this direct rollover. If you elect to actually receive the distribution rather than request a direct rollover, then in most cases 20% of the distribution amount will be withheld for federal income tax purposes.

         WHENEVER YOU RECEIVE AN ELIGIBLE ROLLOVER DISTRIBUTION, THE ADMINISTRATOR WILL DELIVER AN EXPLANATION OF THESE OPTIONS. HOWEVER, THE RULES WHICH DETERMINE WHETHER YOU QUALIFY FOR FAVORABLE TAX TREATMENT ARE VERY COMPLEX. IF YOU NEED TAX ADVICE, YOU SHOULD ASK YOUR LAWYER OR CERTIFIED PUBLIC ACCOUNTANT.

                                   ARTICLE IX
                                HOURS OF SERVICE

WHAT IS AN HOUR OF SERVICE?

         You will be credited with an Hour of Service for:

         (a) each hour for which you are directly or indirectly compensated by your Employer for the performance of duties during the Plan Year;

         (b) each hour for which you are directly or indirectly compensated by the Employer for reasons other than the performance of duties (such as vacation, holidays, sickness, disability, lay-off, military duty, jury duty or leave of absence during the Plan Year); and

         (c)  each hour for back pay awarded or agreed to by the Employer.

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

         You will not be credited for the same Hours of Service both under (a) or (b), as the case may be, and under (c).

                                    ARTICLE X
                                      LOANS

MAY I BORROW MONEY FROM THE PLAN?

         Yes. You may request a participant loan using an application form provided by the Administrator. Your ability to obtain a participant loan depends on several factors. The Administrator will determine whether you satisfy these factors.

WHAT ARE THE LOAN RULES AND REQUIREMENTS?

         There are various rules and requirements that apply to any loan, which are outlined in this question. In addition, we have established a written loan program which explains these requirements in more detail. You can request a copy of the loan program from the Administrator. Generally, the rules for loans include the following:

         - Loans are available to participants on a reasonably equivalent basis. Loans will be made to participants who are creditworthy. The Administrator may request that you provide additional information, such as financial statements, tax returns and credit reports to make this determination.

         - All loans must be adequately secured. You must sign a promissory note along with a loan pledge. Generally, you must use your vested interest in the Plan as security for the loan, provided the outstanding balance of all your loans does not exceed 50% of your vested interest in the Plan. In certain cases, the Administrator may require you to provide additional collateral to receive a loan.

         - You will be charged a reasonable rate of interest for any loan received from the Plan. The Administrator will determine a reasonable rate of interest by reviewing the interest rates charged for similar types of loans by other lenders.

         - If approved, your loan will provide for level amortization with payments to be made not less frequently than quarterly. Generally, the term of your loan may not exceed five (5) years. However, if the loan is for the purchase of your principal residence, the Administrator may permit a longer repayment term. You must repay your loan through a payroll deduction. If you have an unpaid leave of absence or go on military leave while you have an outstanding loan, please contact the Administrator to find out your repayment options.

         - All loans will be considered a directed investment of your account under the Plan. All payments of principal and interest by you on a loan will be credited to your account.

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

         - The amount the Plan may loan to you is limited by rules under the Internal Revenue Code. Any new loans, when added to the outstanding balance of all other loans from the Plan, will be limited to the lesser of:

                  (a) $50,000 reduced by the excess, if any, of your highest outstanding balance of loans from the Plan during the one-year period ending on the day before the date of the new loan over your current outstanding balance of loans as of the date of the new loan; or

                  (b)      1/2 of your vested interest in the Plan.

         -    No loan in an amount less than $1,000 will be made.

         - The maximum number of loans that you may have outstanding at any one time is one (1).

         - If you fail to make payments when they are due under the terms of the loan, you will be considered to be "in default." The Administrator will consider your loan to be in default if any scheduled loan repayment is not made by the end of the calendar quarter following the calendar quarter in which the missed payment was due. The Plan would then have authority to take actions to collect the balance owed on the loan. This could include (but is not limited to) foreclosing on the security for the loan. Under certain circumstances, a loan that is in default (even if not collected and still outstanding) may be considered a distribution from the Plan and could result in taxable income to you. In any event, your failure to repay a loan will reduce the benefit you would otherwise be entitled to from the Plan.

         - If you become entitled to a distribution from the Plan (except in the case of an in-service distribution or a hardship distribution), your loan becomes due and payable in full immediately. You may repay the entire outstanding balance of the loan (including any accrued interest). If you do not repay the entire outstanding loan balance, your vested account balance will be reduced by the remaining outstanding balance of the loan. In some cases, you may request a direct rollover of the loan note to another qualified retirement plan.

         The Administrator may periodically revise the Plan's loan policy. If you have any questions on participant loans or the current loan policy, please contact the Administrator.

                                   ARTICLE XI
                          YOUR PLAN'S "TOP HEAVY RULES"

WHAT IS A "TOP HEAVY PLAN"?

         A retirement plan that primarily benefits "key employees" is called a "top heavy plan." Key employees are certain owners or officers of your Employer. A plan is generally a "top heavy plan" when more than 60% of the plan assets are attributable to key employees.

         Each year, the Administrator is responsible for determining whether the Plan is a "top heavy plan."

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

WHAT HAPPENS IF THE PLAN BECOMES "TOP HEAVY"?

         If the Plan becomes top heavy in any Plan Year, then non-key employees may be entitled to certain "top heavy minimum benefits," and other special rules will apply. These top heavy rules include the following:

         - Your Employer may be required to make a contribution to your account in order to provide you with at least "top heavy minimum benefits."

         - If you are a participant in more than one Plan, you may not be entitled to "top heavy minimum benefits" under both Plans.

                                   ARTICLE XII
                    PROTECTED BENEFITS AND CLAIMS PROCEDURES

IS MY BENEFIT PROTECTED?

         As a general rule, your interest in your account, including your "vested interest," may not be alienated. This means that your interest may not be sold, used as collateral for a loan (other than for a Plan loan), given away or otherwise transferred. In addition, your creditors may not attach, garnish or otherwise interfere with your account.

ARE THERE ANY EXCEPTIONS TO THE GENERAL RULE?

         There are three exceptions to this general rule. The first exception is that the Administrator must honor a "qualified domestic relations order." A "qualified domestic relations order" is defined as a decree or order issued by a court that obligates you to pay child support, alimony, or marital property that allocates a portion of your assets in the Plan to your spouse, former spouse, child or other dependent. If a qualified domestic relations order is received by the Administrator, all or a portion of your benefits may be used to satisfy the obligation. The Administrator will determine the validity of any domestic relations order received. You and your beneficiaries can obtain, without charge, a copy of the QUALIFIED DOMESTIC RELATIONS ORDER PROCEDURE from the Administrator.

         The second exception permits the Administrator to offset your benefits by the amount that you are ordered or required to pay the Plan. This includes orders or requirements to pay to the Plan arising from a judgment for a crime involving the Plan, a civil judgment (including a consent order or decree) or a settlement agreement between you and the Department of Labor. All or a portion of your benefits may be used to satisfy your obligation to the Plan.

         The third exception is for a debt to the United States government, including a debt satisfied through a tax lien or levy.

CAN THE PLAN BE AMENDED?

         Yes. We have the right to amend the Plan at any time. In no event, however, will any amendment authorize or permit any part of the Plan assets to be used for purposes other than the exclusive benefit of participants or their beneficiaries.

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

Additionally, no amendment will cause any reduction in the amount credited to your account.

WHAT HAPPENS IF THE PLAN IS DISCONTINUED OR TERMINATED?

         Although we intend to maintain the Plan indefinitely, we reserve the right to terminate the Plan at any time. Upon termination, no further contributions will be made to the Plan and all amounts credited to your accounts will become 100% vested. We will direct the distribution of your accounts in a manner permitted by the Plan as soon as practicable. (See the question in Article V entitled "How will my benefits be paid?" for a further explanation.) You will be notified if the Plan is terminated.

HOW DO I SUBMIT A CLAIM FOR PLAN BENEFITS?

         Benefits will be paid to you and your beneficiaries without the necessity of formal claims. However, if you think an error has been made in determining your benefits, then you or your beneficiaries may make a request for any Plan benefits to which you believe you are entitled. Any such request should be in writing and should be made to the Administrator.

         If the Administrator determines the claim is valid, then you will receive a statement describing the amount of benefit, the method or methods of payment, the timing of distributions and other information relevant to the payment of the benefit.

WHAT IF MY BENEFITS ARE DENIED?

         Your request for Plan benefits will be considered a claim for Plan benefits, and it will be subject to a full and fair review. If your claim is wholly or partially denied, the Administrator will provide you with a written or electronic notification of the Plan's adverse determination. This written or electronic notification must be provided to you within a reasonable period of time, but not later than 90 days after the receipt of your claim by the Administrator, unless the Administrator determines that special circumstances require an extension of time for processing your claim. If the Administrator determines that an extension of time for processing is required, written notice of the extension will be furnished to you prior to the termination of the initial 90 day period. In no event will such extension exceed a period of 90 days from the end of such initial period. The extension notice will indicate the special circumstances requiring an extension of time and the date by which the Plan expects to render the benefit determination.

         In the case of a claim for disability benefits, if disability is determined by a physician chosen by the Administrator (rather than relying upon a determination of disability for Social Security purposes), then instead of the above, the Administrator will provide you with written or electronic notification of the Plan's adverse benefit determination within a reasonable period of time, but not later than 45 days after receipt of the claim by the Plan. This period may be extended by the Plan for up to 30 days, provided that the Administrator both determines that such an extension is necessary due to matters beyond the control of the Plan and notifies you, prior to the expiration of the initial 45 day period, of the circumstances requiring the extension of time and the date by which the Plan expects to render a decision. If, prior to the end of the first 30-day extension period, the Administrator determines that, due to matters beyond the control of the Plan, a decision cannot be rendered within that

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

extension period, the period for making the determination may be extended for up to an additional 30 days, provided that the Administrator notifies you, prior to the expiration of the first 30-day extension period, of the circumstances requiring the extension and the date as of which the plan expects to render a decision. In the case of any such extension, the notice of extension will specifically explain the standards on which entitlement to a benefit is based, the unresolved issues that prevent a decision on the claim, and the additional information needed to resolve those issues, and you will be afforded at least 45 days within which to provide the specified information.

         The Administrator's written or electronic notification of any adverse benefit determination must contain the following information:

         (a)      The specific reason or reasons for the adverse determination.

         (b) Reference to the specific Plan provisions on which the determination is based.

         (c) A description of any additional material or information necessary for you to perfect the claim and an explanation of why such material or information is necessary.

         (d) Appropriate information as to the steps to be taken if you or your beneficiary want to submit your claim for review.

         (e) In the case of disability benefits where disability is determined by a physician chosen by the Administrator:

                  (i) If an internal rule, guideline, protocol, or other similar criterion was relied upon in making the adverse determination, either the specific rule, guideline, protocol, or other similar criterion; or a statement that such rule, guideline, protocol, or other similar criterion was relied upon in making the adverse determination and that a copy of the rule, guideline, protocol, or other similar criterion will be provided to you free of charge upon request.

                  (ii) If the adverse benefit determination is based on a medical necessity or experimental treatment or similar exclusion or limit, either an explanation of the specific or clinical judgment for the determination, applying the terms of the Plan to your medical circumstances, or a statement that such explanation will be provided to you free of charge upon request.

         If your claim has been denied or deemed denied, and you want to submit your claim for review, you must follow the Claims Review Procedure in the next question.

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

WHAT IS THE CLAIMS REVIEW PROCEDURE?

         Upon the denial of your claim for benefits, you may file your claim for review, in writing, with the Administrator.

         (a) YOU MUST FILE THE CLAIM FOR REVIEW NO LATER THAN 60 DAYS AFTER YOU HAVE RECEIVED WRITTEN NOTIFICATION OF THE DENIAL OF YOUR CLAIM FOR BENEFITS, OR IF NO WRITTEN DENIAL OF YOUR CLAIM WAS PROVIDED, NO LATER THAN 60 DAYS AFTER THE DEEMED DENIAL OF YOUR CLAIM.

                  HOWEVER, IF YOUR CLAIM IS FOR DISABILITY BENEFITS AND DISABILITY IS DETERMINED BY A PHYSICIAN CHOSEN BY THE ADMINISTRATOR, THEN INSTEAD OF THE ABOVE, YOU MUST FILE THE CLAIM FOR REVIEW NO LATER THAN 180 DAYS FOLLOWING RECEIPT OF NOTIFICATION OF AN ADVERSE BENEFIT DETERMINATION.

         (b) You may submit written comments, documents, records, and other information relating to your claim for benefits.

         (c) You may review all pertinent documents relating to the denial of your claim and submit any issues and comments, in writing, to the Administrator.

         (d) You will be provided, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to your claim for benefits.

         (e) Your claim for review must be given a full and fair review. This review will take into account all comments, documents, records, and other information submitted by you relating to your claim, without regard to whether such information was submitted or considered in the initial benefit determination.

         In addition to the Claims Review Procedure above, if your claim is for disability benefits and disability is determined by a physician chosen by the Administrator, then the Claims Review Procedure provides that:

         (a) Your claim will be reviewed without deference to the initial adverse benefit determination and the review will be conducted by an appropriate named fiduciary of the Plan who is neither the individual who made the adverse benefit determination that is the subject of the appeal, nor the subordinate of such individual.

         (b) In deciding an appeal of any adverse benefit determination that is based in whole or part on medical judgment, the appropriate named fiduciary will consult with a health care professional who has appropriate training and experience in the field of medicine involved in the medical judgment.

         (c) Any medical or vocational experts whose advice was obtained on behalf of the Plan in connection with your adverse benefit determination will be identified, without regard to whether the advice was relied upon in making the benefit determination.

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

         (d) The health care professional engaged for purposes of a consultation under (b) above will be an individual who is neither an individual who was consulted in connection with the adverse benefit determination that is the subject of the appeal, nor the subordinate of any such individual.

         The Administrator will provide you with written or electronic notification of the Plan's benefit determination on review. The Administrator must provide you with notification of this denial within 60 days after the Administrator's receipt of your written claim for review, unless the Administrator determines that special circumstances require an extension of time for processing your claim. If the Administrator determines that an extension of time for processing is required, written notice of the extension will be furnished to you prior to the termination of the initial 60 day period. In no event will such extension exceed a period of 60 days from the end of the initial period. The extension notice will indicate the special circumstances requiring an extension of time and the date by which the Plan expects to render the determination on review. However, if the claim relates to disability benefits and disability is determined by a physician chosen by the Administrator, then 45 days will apply instead of 60 days in the preceding sentences. In the case of an adverse benefit determination, the notification will set forth.

         (a)      The specific reason or reasons for the adverse determination.

         (b) Reference to the specific Plan provisions on which the benefit determination is based.

         (c) A statement that you are entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to your claim for benefits.

         (d) In the case of disability benefits where disability is determined by a physician chosen by the Administrator:

                  (i) If an internal rule, guideline, protocol, or other similar criterion was relied upon in making the adverse determination, either the specific rule, guideline, protocol, or other similar criterion; or a statement that such rule, guideline, protocol, or other similar criterion was relied upon in making the adverse determination and that a copy of the rule, guideline, protocol, or other similar criterion will be provided to you free of charge upon request.

                  (ii) If the adverse benefit determination is based on a medical necessity or experimental treatment or similar exclusion or limit, either an explanation of the specific or clinical judgment for the determination, applying the terms of the Plan to your medical circumstances, or a statement that such explanation will be provided to you free of charge upon request.

         If you have a claim for benefits which is denied or ignored, in whole or in part, you may file suit in a state or Federal court. However, in order to do so, you must file the suit no later than 180 days after the Administrator makes a final determination to deny your claim.

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

WHAT ARE MY RIGHTS AS A PLAN PARTICIPANT?

         As a participant in the Plan you are entitled to certain rights and protections under the Employee Retirement Income Security Act of 1974 (ERISA). ERISA provides that all Plan participants are entitled to:

         (a) Examine, without charge, at the Administrator's office and at other specified locations, all documents governing the Plan, including insurance contracts and collective bargaining agreements, and a copy of the latest annual report (Form 5500 Series) filed by the Plan with the U.S. Department of Labor and available at the Public Disclosure Room of the Pension and Welfare Benefit Administration.

         (b) Obtain, upon written request to the Administrator, copies of documents governing the operation of the Plan, including insurance contracts and collective bargaining agreements, and copies of the latest annual report (Form 5500 Series) and updated summary plan description. The Administrator may make a reasonable charge for the copies.

         (c) Receive a summary of the Plan's annual financial report. The Administrator is required by law to furnish each participant with a copy of this summary annual report.

         (d) Obtain a statement telling you whether you have a right to receive a pension at Normal Retirement Age and, if so, what your benefits would be at Normal Retirement Age if you stop working under the Plan now. If you do not have a right to a pension benefit, the statement will tell you how many years you have to work to get a right to a pension. THIS STATEMENT MUST BE REQUESTED IN WRITING AND IS NOT REQUIRED TO BE GIVEN MORE THAN ONCE EVERY TWELVE (12) MONTHS. The Plan must provide this statement free of charge.

         In addition to creating rights for Plan participants, ERISA imposes duties upon the people who are responsible for the operation of the Plan. The people who operate your Plan, called "fiduciaries" of the Plan, have a duty to do so prudently and in the interest of you and other Plan participants and beneficiaries. No one, including your Employer or any other person, may fire you or otherwise discriminate against you in any way to prevent you from obtaining a pension benefit or exercising your rights under ERISA.

         If your claim for a pension benefit is denied or ignored, in whole or in part, you have a right to know why this was done, to obtain copies of documents relating to the decision without charge, and to appeal any denial, all within certain time schedules.

         Under ERISA, there are steps you can take to enforce the above rights. For instance, if you request a copy of Plan documents or the latest annual report from the Plan and do not receive them within 30 days, you may file suit in a Federal court. In such a case, the court may require the Administrator to provide the materials and pay you up to $110.00 a day until you receive the materials, unless the materials were not sent because of reasons beyond the control of the Administrator.

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

         If you have a claim for benefits which is denied or ignored, in whole or in part, you may file suit in a state or Federal court. In addition, if you disagree with the Plan's decision or lack thereof concerning the qualified status of a domestic relations order or a medical child support order, you may file suit in Federal court. You and your beneficiaries can obtain, without charge, a copy of the qualified domestic relations order ("QDRO") procedures from the Administrator.

         If it should happen that the Plan's fiduciaries misuse the Plan's money, or if you are discriminated against for asserting your rights, you may seek assistance from the U.S. Department of Labor, or you may file suit in a Federal court. The court will decide who should pay court costs and legal fees. If you are successful, the court may order the person you have sued to pay these costs and fees. If you lose, the court may order you to pay these costs and fees if, for example, it finds your claim is frivolous.

WHAT CAN I DO IF I HAVE QUESTIONS OR MY RIGHTS ARE VIOLATED?

         If you have any questions about the Plan, then you should contact the Administrator. If you have any questions about this statement, or about your rights under ERISA, or if you need assistance in obtaining documents from the Administrator, you should contact the nearest office of the Pension and Welfare Benefits Administration, U.S. Department of Labor, listed in the telephone directory or the Division of Technical Assistance and Inquiries, Pension and Welfare Benefits Administration, U.S. Department of Labor, 200 Constitution Avenue, N.W., Washington, D.C. 20210. You may also obtain certain publications about your rights and responsibilities under ERISA by calling the publications hotline of the Pension and Welfare Benefits Administration.

                                  ARTICLE XIII
                       GENERAL INFORMATION ABOUT THE PLAN

         There is certain general information which you may need to know about the Plan. This information has been summarized for you in this Article.

GENERAL PLAN INFORMATION

         The full name of the Plan is KCS Energy, Inc. Savings and Investment Plan.

         Your Employer has assigned Plan Number 001 to your Plan.

         This Plan was originally effective on June 1, 1988. The amended and restated provisions of the Plan become effective on January 1, 2003. However, this restatement was made to conform the Plan to new tax laws and some provisions may be retroactively effective.

         Valuations of the Plan assets are generally made every business day. Certain distributions are based on the Anniversary Date of the Plan. This date is the last day of the Plan Year.

         The Plan's records are maintained on a twelve-month period of time. This is known as the Plan Year. The Plan Year begins on January 1st and ends on December 31st.

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

         The Plan and Trust will be governed by the laws of Delaware to the extent not governed by federal law.

         Benefits provided by the Plan are NOT insured by the Pension Benefit Guaranty Corporation (PBGC) under Title IV of the Employee Retirement Income Security Act of 1974 because the insurance provisions under ERISA are not applicable to this type of Plan.

         Service of legal process may be made upon your Employer. Service of legal process may also be made upon the Administrator or Trustee (if any).

EMPLOYER INFORMATION

         The sponsor of the Plan is:

         KCS Energy, Inc.
         5555 San Felipe, Suite 1200
         Houston, Texas 77056
         EIN: 22-2889589

         The Plan allows other employers to adopt its provisions. You or your beneficiaries may examine or obtain a complete list of employers, if any, who have adopted the Plan by making a written request to the Administrator.

         Another Employer which has adopted the provisions of the Plan is:

         KCS Resources, Inc.
         5555 San Felipe, Suite 1200
         Houston, Texas  77056
         EIN: 76-0413320

ADMINISTRATOR INFORMATION

         The Plan's Administrator is responsible for the day-to-day administration and operation of the Plan. For example, the Administrator maintains the Plan records, including your account information, provides you with the forms you need to complete for Plan participation, and directs the payment of your account at the appropriate time. The Administrator will also allow you to review the formal Plan document and certain other materials related to the Plan. If you have any questions about the Plan and your participation, you should contact the Administrator. The Administrator may designate other parties to perform some duties of the Administrator.

         The name, address and business telephone number of the Plan's Administrator are:

         KCS Energy, Inc.
         5555 San Felipe, Suite 1200
         Houston, Texas 77056
         713-964-4881

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

TRUSTEE INFORMATION

         All money that is contributed to the Plan is held in a trust fund. The Trustee is responsible for the safekeeping of the trust fund and must hold and invest Plan assets in a prudent manner and in the best interest of you and your beneficiaries. The trust fund established by the Plan's Trustee will be the funding medium used for the accumulation of assets from which benefits will be distributed.

         The name and address of the Plan's Trustee are:

         Smith Barney Corporate Trust Company
         824 Market Street, Suite 210
         Wilmington, Delaware 19801

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